UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term ®

American Funds
Insurance Series®

Special feature

Finding opportunities

▶See page 8

Annual report for the year ended December 31, 2012

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Please note that this report applies to the funds listed under “Investment portfolios” on the next page. American Funds Insurance Series Protected Asset Allocation FundSM has a separate annual report.

The summary investment portfolios (with the exception of Mortgage Fund and Cash Management Fund, which show a complete listing of portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts on pages 3 to 19 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Fellow investors:

Casting aside concerns about slowing economic growth in China, the U.S. fiscal cliff and the omnipresent European debt crisis, investors lifted stocks in most major markets around the world in 2012. The newfound confidence also helped the funds in American Funds Insurance Series, with every stock and bond fund recording gains for the year, many of them double-digit returns.

The year began amid a global stock rally that ended in April. Many markets had significant declines in May, though most recovered nicely in the second half. The U.S. had a slightly weak fourth quarter because of a selloff after the presidential election and concerns that negotiations might fail to avert the looming fiscal cliff.

The U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, gained 16.0% in 2012. While a strong return, a number of markets in the MSCI ACWI (All Country World Index) did better. Belgium had the best developed-market return for the year, gaining 39.6%, while Denmark was up 31.3% and Singapore rose 31.0%. The countries at the heart of the European crisis — Portugal, Ireland, Italy, Greece and Spain — were again among the weakest developed markets.

However, in a sign that European austerity programs are beginning to work, those five countries ended the year ahead, with Italy gaining 12.5% and Ireland up 5.7%, followed by Greece (+4.5%), Portugal (+3.5%) and Spain (+3.0%). Overall, the MSCI ACWI gained 16.1%. Developing countries did even better, with the MSCI Emerging Markets Index gaining 18.2%, led by Turkey (+64.2%), Egypt (+47.1%) and the Philippines (+46.4%). Returns for all MSCI indexes are calculated in U.S. dollars and reflect dividends net of withholding taxes. All market indexes referenced in this report are unmanaged and, therefore, have no expenses.

The resurgent investor confidence in 2012 spread to bond markets, where higher yielding securities were in demand. The J.P. Morgan Emerging Markets Bond Index Global gained 18.5% and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 15.8%. The Barclays U.S. Aggregate Index, which measures investment-grade bonds, rose 4.2% mainly as a result of corporate bonds. The Barclays Global Aggregate Index gained 4.3%. The yield on the 10-year U.S. Treasury set a new historic low during the year. As of December 31, it was 1.78%, compared with 1.89% at January 1, 2012.

In this report

Special feature

21	Finding opportunities:
The benefit of global research

1	Letter to investors
3	Fund reviews

Investment portfolios

26	Global Discovery FundSM
29	Global Growth FundSM
32	Global Small Capitalization FundSM
36	Growth FundSM
39	International FundSM
42	New World Fund®
46	Blue Chip Income and Growth FundSM
49	Global Growth and Income FundSM
52	Growth-Income FundSM
56	International Growth and Income FundSM
59	Asset Allocation FundSM
63	Global Balanced FundSM
68	Bond FundSM
71	Global Bond FundSM
75	High-Income Bond FundSM
80	Mortgage FundSM
84	U.S. Government/AAA-Rated Securities FundSM
87	Cash Management FundSM
88	Financial statements

American Funds Insurance Series  1

The U.S. dollar weakened against all major currencies except the Japanese yen, which lost 11.0% partly because of concerns about Japan’s massive national debt (the world’s largest relative to national gross domestic product) and recently due to renewed monetary easing after elections. Only the Argentine peso (–12.4%) fared worse than the yen. The Polish zloty was the year’s strongest currency versus the U.S. dollar with a gain of 11.0%, followed by the Hungarian forint (+9.8%) and Colombian peso (+9.7%). Several developed-country currencies gained against the U.S. dollar, notably the Norwegian krone (+7.2%), Singapore dollar (+6.2%) and New Zealand dollar (+5.8%).

As we noted earlier, 2012 was a good year for most of the funds in American Funds Insurance Series. All the equity funds had double-digit gains, as did High-Income Bond Fund, which often has results more in line with an equity fund. The only negative result came from our money market fund, Cash Management Fund, which continues to be hampered by unusually low interest rates.

Looking ahead

We always encourage investors to remain focused on their long-term financial goals and not to get too distracted by negative headlines. That approach was rewarded in 2012 as three of the main issues that led to disappointing results in 2011 — the European debt crisis, U.S. budget difficulties and slowing growth in China — continued to dominate the news in 2012 and into 2013.

We have recently seen signs of improvement regarding these issues — data from China indicates its economy is picking up, austerity measures in Europe appear to be working, and in the U.S. we didn’t go over the fiscal cliff. The structural financial problems in Europe and the U.S. are not solved, so concerns are likely to reappear from time to time, but we seem to have avoided worst-case scenarios. In other positive news, U.S. companies have healthy cash reserves and consumer spending is increasing, as evidenced by the improving housing market and five-year high for new car sales.

Of course, these promising signs don’t mean we should become complacent — no one knows what will happen tomorrow, next week or next month. That’s why it’s important to keep a long-term perspective and not be distracted by events that will inevitably challenge markets.

For our part, we maintain a long-term horizon that is unique in the industry. We have a large group of talented and very experienced investment professionals who deeply investigate each security before we invest. We are confident that we have all the ingredients to continue to identify companies that can withstand macro pressures and prosper over the long term. For a closer look at our investment process, we invite you to read this report’s feature article, “Finding opportunities: The benefit of global research.”

Thank you again for your support. We look forward to reporting to you in six months.

Cordially,

Donald D. O’Neal
Vice Chairman of the Board

Alan N. Berro
President

February 8, 2013

Protected Asset Allocation FundSM

On September 28, 2012, American Funds Insurance Series introduced a new fund, Protected Asset Allocation Fund.

Protected Asset Allocation Fund invests primarily in shares of American Funds Insurance Series Asset Allocation Fund. However, the fund seeks to provide lower volatility than the underlying fund through the use of a risk management strategy that adjusts its effective exposure to stocks during periods of market volatility.

Because of its unique structure, Protected Asset Allocation Fund does not appear in this report. The fund has its own annual report and prospectuses, which are available to view and download at americanfunds.com/afis.

2  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

The Americas
United States	52.4%
Mexico	.5
52.9

Europe
United Kingdom	5.4
Germany	3.6
Ireland	2.6
Finland	1.6
France	1.3
Russia	1.2
Other	2.6
18.3

Asia/Pacific Basin
China	7.3
Hong Kong	2.0
Japan	1.6
Other	1.7
12.6

Other regions
Israel	1.4
South Africa	.7
2.1

Short-term securities & other assets less liabilities	14.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2
1 year	20.81%	20.52%
5 years	0.68	0.43
10 years	9.23	8.96
Lifetime (since July 5, 2001)	5.11	4.85
Expense ratios	.62	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The indexes are unmanaged and, therefore, have no expenses.

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Discovery Fund rose 20.52% for the 12 months ended December 31, 2012, while the S&P 500 gained 15.99% and the Global Service and Information Index saw an increase of 19.09%.

The fund benefited from strong stock selection of consumer discretionary holdings, most notably the rise in share price of Netflix and Sky Deutschland, a Germany-based media company. Holdings of companies in information technology, telecommunication services, financials and utilities — led by ENN

Energy Holdings, a China-domiciled utilities company — were all beneficial to the fund. Cash holdings were a drag on fund results.

On December 5, 2012, the board of trustees of American Funds Insurance Series approved the merger of Global Discovery Fund into Global Growth Fund. It is anticipated that the merger will be consummated in May 2013; however, the fund reserves the right to delay the closing. At such time, beneficial owners of shares of Global Discovery Fund will automatically receive a proportionate number of shares of Global Growth Fund based on each fund’s net asset value at the time of the merger.

American Funds Insurance Series  3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund gained 22.56% for the 12 months ended December 31, 2012, handily outpacing the MSCI ACWI (All Country World Index), which rose 16.13%.

Investors set aside concerns about the ongoing problems in Europe, slowing growth in China, the U.S. fiscal cliff and political transitions to lift most major markets to significant gains in 2012. The fund’s best results on an absolute basis came from holdings in the financials sector, particularly insurance and diversified financial services companies. Consumer discretionary holdings benefited from growing consumer confidence and an improved housing market, while beverage companies in the consumer staples sector also did well. In health care, holdings in biotechnology and pharmaceutical companies were strong.

An excess supply of oil and raw materials drove down prices, hurting some of the fund’s holdings in the energy sector.

While the global outlook remains uncertain, the fund’s portfolio counselors continue to find attractive investment opportunities.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

The Americas
United States	37.7%
Canada	1.9
Mexico	1.5
Other	.7
41.8

Europe
United Kingdom	6.6
France	5.1
Switzerland	4.1
Netherlands	2.8
Belgium	2.5
Germany	2.3
Denmark	2.3
Other	1.2
26.9

Asia/Pacific Basin
Japan	6.8
China	3.7
Hong Kong	2.4
Australia	2.0
South Korea	1.8
Taiwan	1.6
India	1.5
Other	.9
20.7

Other regions
South Africa	4.7

Short-term securities & other assets less liabilities	5.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	22.89%	22.56%	22.31%
5 years	2.06	1.81	1.56
10 years	10.52	10.24	9.97
Lifetime (since April 30, 1997)	9.02	8.76	8.48
Expense ratios	.56	.81	1.06	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

4  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

The Americas
United States	39.5%
Brazil	2.2
Canada	1.1
Other	.8
43.6

Asia/Pacific Basin
China	7.4
Hong Kong	6.8
Philippines	4.1
South Korea	2.4
Thailand	2.3
Singapore	1.7
India	1.6
Australia	1.3
Other	3.8
31.4

Europe
United Kingdom	8.7
Ireland	2.4
Germany	1.7
Switzerland	.5
Russia	.5
Other	3.0
16.8

Other regions	.1

Short-term securities & other assets less liabilities	8.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	18.51%	18.18%	17.94%
5 years	–2.34	–2.59	–2.82
10 years	12.16	11.88	11.60
Lifetime (since April 30, 1998)	9.28	9.02	8.74
Expense ratios	.75	1.00	1.25	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI Small Cap results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund gained 18.18% for the 12 months ended December 31, 2012. The MSCI All Country World Small Cap Index rose 18.06%.

Despite the cacophony of troubling macroeconomic news, the fund’s portfolio counselors continued to focus on companies and their fundamentals and growth prospects. Strong stock selection among consumer discretionary holdings benefited the fund the most, highlighted by the rise in stock price of two Hong Kong-domiciled companies that operate hotels and casinos in Macau, China, and by Lions Gate Entertainment. Other holdings that aided the fund for the year were consumer staples, information technology, utilities and industrials companies.

Holdings of companies in the materials sector detracted from fund results, as did net assets held in cash in a broadly positive year for equities. On a country basis, holdings of companies based in Hong Kong and the Philippines were additive, while holdings domiciled in Australia and the United Kingdom created a drag on results.

As macroeconomic worries persist and as we enter a potential slow-growth environment, the fund’s portfolio counselors will continue to seek out companies with superior products that can prosper in every economic environment.

American Funds Insurance Series  5

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 17.89% for the 12 months ended December 31, 2012, while the S&P 500 rose 15.99%.

After a strong start to the year, stocks faltered in April and May amid renewed concerns about the debt crisis in Europe and weaker economic data in the U.S. and China. A midyear rally resulted in substantial gains for most markets in the second half of 2012, though the U.S. was weak in the fourth quarter.

The health care sector continued to be one of the main contributors to the fund’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the consumer discretionary sector, including several of the fund’s largest holdings. Information technology and financial holdings also contributed to results.

The fund’s weakest sectors were materials and energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

Outside the U.S., the fund’s best results again came from holdings in Spain, India and the Netherlands. Holdings in Brazil and South Africa declined.

As global uncertainty persists, the fund’s portfolio counselors continue to search for companies with good valuations and accelerating growth prospects.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	18.19%	17.89%	17.97%	17.63%
5 years	1.16	0.91	0.98	0.66
10 years	9.03	8.76	8.84	8.49
Lifetime (since February 8, 1984)	12.21	11.91	12.01	11.65
Expense ratios	.35	.60	.53	.85	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

6  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

Europe
Germany	11.2%
United Kingdom	10.1
Switzerland	7.9
France	7.5
Russia	2.9
Belgium	2.0
Sweden	1.5
Other	4.7
47.8

Asia/Pacific Basin
Japan	9.9
China	7.4
Hong Kong	7.2
South Korea	7.2
India	5.8
Indonesia	1.7
Thailand	1.2
Other	2.0
42.4

Other regions
South Africa	1.7
Israel	1.7
3.4

The Americas
Brazil	1.6
Other	1.6
3.2

Short-term securities & other assets less liabilities	3.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	18.21%	17.91%	17.97%	17.65%
5 years	–1.82	–2.07	–2.00	–2.31
10 years	9.93	9.66	9.74	9.39
Lifetime (since May 1, 1990)	8.37	8.09	8.18	7.83
Expense ratios	.54	.79	.72	1.04	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund increased 17.91% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index) ex USA gained 16.83%.

Despite the challenging year in which Europe faced possible long-term stagnation, China recorded slower gross domestic product (GDP) growth, the U.S. had stubbornly high unemployment rates and Japan fell deeper into recession, global stock markets still managed strong gains.

Companies based in Germany, such as Bayer, BMW and Daimler, continued their strong results. As well, some European industrial companies, including Assa Abloy and Bureau Veritas, contributed to the fund. Mindray, a China-based medical equipment manufacturer, also buoyed results. The fund’s cash holdings and lower concentration of financial stocks were detractors.

The macroeconomic outlook is somewhat brighter than a year ago given the signs of recovery and less political uncertainty now that elections in the U.S., China and France are decided. It is possible, however, that some of this positive sentiment may be reflected in the recent strong equity returns. No matter the macroeconomic backdrop, the fund’s portfolio counselors will continue to seek well-managed companies at attractive valuations.

American Funds Insurance Series  7

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund rose 17.82% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index) gained 16.13%, and the MSCI Emerging Markets Index was up 18.22%.

In the first half of the year, investors focused on macroeconomic issues such as the potential “hard landing” in China and the European debt crisis; however, as the year progressed and markets realized these issues were not as detrimental as predicted, stocks generally did quite well.

Strong stock selection of consumer staples companies boosted fund results for the year — highlighted by Russia-based retailer Magnit, and Shoprite Holdings, a South African supermarket retailer. Industrials, utilities and health care companies also aided fund returns — the latter led by Amil Partiçipacões, a Brazil-based health care services company, and by Novo Nordisk of Denmark. On a relative basis, information technology holdings lagged. Holdings of companies domiciled in South Africa, Russia and Japan benefited the fund. Net assets held in cash detracted from fund results.

Moving forward, the fund’s portfolio counselors will continue to make sure that they are still very comfortable with the fundamentals of the stocks they select, they understand their competitive dynamic and they believe these companies are the ones the fund should be holding long term.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

Asia/Pacific Basin
China	5.8%
India	4.8
Japan	4.0
Australia	3.8
Hong Kong	3.4
Philippines	2.6
Indonesia	2.4
South Korea	2.2
Taiwan	1.7
Other	.8
31.5

Europe
United Kingdom	5.4
Russia	5.0
Switzerland	4.2
France	3.5
Germany	2.3
Denmark	1.4
Turkey	1.4
Belgium	1.3
Other	4.2
28.7

The Americas
United States	10.8
Mexico	5.2
Brazil	2.5
Canada	2.2
Colombia	1.1
Other	2.2
24.0

Other regions
South Africa	8.3
Other	.4
8.7

Short-term securities & other assets less liabilities	7.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	18.13%	17.82%	17.58%
5 years	0.86	0.61	0.36
10 years	13.97	13.69	13.41
Lifetime (since June 17, 1999)	9.66	9.38	9.11
Expense ratios	.79	1.04	1.29	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI and MSCI Emerging Markets results reflect dividends net of withholding taxes. The indexes are unmanaged and, therefore, have no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

8  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	14.18%	13.88%	13.64%
5 years	0.85	0.59	0.35
10 years	6.90	6.62	6.37
Lifetime (since July 5, 2001)	3.12	2.85	2.61
Expense ratios	.43	.68	.93	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 13.88% for the 12 months ended December 31, 2012. The S&P 500 rose 15.99%.

Despite investor concerns about the fiscal cliff, the presidential election and other issues, the U.S. equity market steadily moved higher. Highlighting the year for the fund was strong stock selection in health care, led by Amgen and Gilead Sciences. Holdings of companies in telecommunication services, consumer discretionary and consumer staples also were positive contributors to results.

The fund had a lower concentration in the financials sector — which detracted on a relative basis — mainly because many of those companies cut their dividends in 2008 and still do not pay a meaningful dividend, and income is an important component of the fund’s objective. Less exposure to information technology companies also was a drag on returns.

The fund is primarily investing in high-quality U.S. companies, but since it’s a global economy, fiscal concerns in the U.S. are not the only determining factor of results. However, as fiscal issues in Europe, China and elsewhere appear to be turning around, the fund could benefit from major exposures to information technology, energy and capital goods.

American Funds Insurance Series  9

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 17.56% for the 12 months ended December 31, 2012, while the MSCI ACWI (All Country World Index) rose 16.13%.

Most major markets shrugged off concerns about the European debt crisis and slowing growth in China to record strong returns in 2012.

Several of the fund’s largest holdings were among the main contributors to the result for the year, including some companies in the consumer discretionary sector that have benefited from increasing consumer confidence and an improving real estate market.

Most of the fund’s industry sectors had double-digit gains for the year. The weakest areas continued to be materials, where companies have been hurt by slowing global demand, and energy, though the fund’s relatively low exposure to the latter sector was a plus. The fund’s cash holdings were a drag in the rising markets.

Outside the U.S., holdings in Japan, Taiwan and the United Kingdom had the most positive impact on the fund’s results, while Canada, the Netherlands and South Africa were generally weak.

The fund’s portfolio counselors are monitoring global macroeconomic issues that could create headwinds in 2013, but they believe valuations of many companies remain reasonable and see plenty of opportunities for long-term investors.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

The Americas
United States	47.0%
Canada	5.1
Mexico	.8
52.9

Asia/Pacific Basin
Taiwan	4.4
China	3.3
Japan	3.3
Australia	2.8
Hong Kong	2.0
Singapore	1.3
India	1.3
Indonesia	.6
Other	1.5
20.5

Europe
France	6.3
United Kingdom	5.8
Germany	3.1
Switzerland	2.1
Netherlands	1.3
Belgium	.6
Other	.9
20.1

Other regions
South Africa	2.9

Bonds, short-term securities & other assets less liabilities	3.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	17.93%	17.56%	17.27%
5 years	0.79	0.55	0.27
Lifetime (since May 1, 2006)	4.00	3.74	3.47
Expense ratios	.63	.88	1.12	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

10  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	17.79%	17.48%	17.59%	17.21%
5 years	1.20	0.95	1.02	0.70
10 years	7.24	6.97	7.05	6.71
Lifetime (since February 8, 1984)	10.74	10.43	10.54	10.19
Expense ratios	.29	.54	.47	.79	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 17.48% for the 12 months ended December 31, 2012, compared with a 15.99% increase for the S&P 500.

Growing consumer confidence and an improved housing market in the U.S. helped companies in the consumer discretionary sector, which had the fund’s best returns. Stock selection was a key factor, with holdings in the media industry, particularly two cable TV companies, having the most impact.

Good stock selection also helped in other sectors, including health care — where several of the fund’s investments in U.S. biotechnology companies were up more than 30% — telecommunication services and information technology.

The fund’s weakest sector was energy, where companies were hurt by falling oil prices and lower demand. A relatively low weighting in financial companies also held back results. Because of ongoing macro concerns, the portfolio counselors held a sizable portion of assets in cash. This cautionary measure helped the fund when stocks declined in the second quarter, but proved a drag on the full-year return.

While problems in Europe, China and the U.S. persist, there have recently been encouraging developments. The fund’s portfolio counselors remain confident that the fund’s holdings can prosper over the long term.

American Funds Insurance Series  11

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 16.50% for the 12 months ended December 31, 2012, slightly trailing the 16.83% return of the MSCI ACWI (All Country World Index) ex USA.

Most major markets had strong returns in 2012 despite ongoing concerns about the debt crisis in Europe, slowing growth in China and the U.S. fiscal cliff.

Several of the fund’s largest holdings continued to make solid contributions to results, including tobacco, oil and gas, and utility companies that have provided good yields and predictable returns.

The fund’s low exposure to financial companies relative to its benchmark index has been a benefit in recent years, but held back results this year when European banks rallied after the European Central Bank reaffirmed its support for the euro.

The portfolio counselors are encouraged by economic development in Southeast Asia and believe fund holdings in the region can benefit. They are also excited about the prospects for some of the portfolio’s technology companies involved in touch displays and mobile devices.

Optimism that the European situation will be resolved without a breakup of the European Union has helped some European and cyclical holdings in recent months. However, much remains to be done to restore competitiveness in southern European countries and the fund remains quite defensively positioned.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)

Europe
United Kingdom	19.7%
France	6.5
Sweden	6.2
Switzerland	4.3
Germany	3.5
Russia	3.5
Netherlands	2.6
Belgium	1.3
Other	3.4
51.0

Asia/Pacific Basin
Japan	6.0
China	5.7
Hong Kong	5.5
Taiwan	3.7
Australia	3.6
Indonesia	2.2
Singapore	1.9
Thailand	1.4
India	1.0
Other	1.1
32.1

The Americas
United States	4.7
Canada	1.8
Mexico	1.0
Other	.5
8.0
Other regions
Other	.1

Short-term securities & other assets less liabilities	8.8

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	16.84%	16.50%	16.28%
Lifetime (since November 18, 2008)	14.69	14.40	14.13
Expense ratios	.73	.99	1.24	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

12  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	16.44%	16.19%	16.28%	15.89%
5 years	3.21	2.96	3.04	2.71
10 years	7.63	7.36	7.44	7.10
Lifetime (since August 1, 1989)	8.16	7.87	7.96	7.62
Expense ratios	.31	.56	.49	.81	[2]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The indexes are unmanaged and, therefore, have no expenses.

1The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

2 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund gained 16.19% for the 12 months ended December 31, 2012. Its benchmark indexes, the S&P 500 for stocks and the Barclays U.S. Aggregate Index for bonds, rose 15.99% and 4.21%, respectively. The 60/40 S&P/ Barclays Index1 gained 11.30%.

After a strong start to the year, U.S. stocks faltered in April and May before a midyear rally that continued until October when investors lost patience with the fiscal cliff negotiations.

Holdings in eight of the fund’s 10 industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the consumer discretionary sector, which had the fund’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The financials sector also provided strong results, while the fund’s second-smallest sector, utilities, was the weakest.

The fund’s holdings outside the U.S. were generally positive; the Netherlands, South Korea, France and South Africa had the most impact.

During 2012, the portfolio counselors continued to emphasize investments in stocks, which accounted for 71.6% of net assets at December 31, down from 74.8% a year earlier.

American Funds Insurance Series  13

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 12.24% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index), which measures global stocks, gained 16.13% and the Barclays Global Aggregate Index, a measure of global investment-grade bonds, rose 4.32%. The 60/40 MSCI/Barclays Index1 gained 11.45%.

As macroeconomic concerns that existed early in the year receded, the fund’s portfolio counselors had opportunities to buy stocks of companies at low valuations. Good fundamental analysis and a focus on high-conviction ideas, such as Amazon, worked well for the fund.

The fund had a number of investments that benefited from continuing growth in developing consumer markets, as evidenced by strong stock selection of consumer staples and consumer discretionary companies. Industrials companies also aided fund results, led by Schneider Electric, a French manufacturer of electrical equipment. Holdings of materials companies were a relative detractor to results.

In the fixed-income portion, the biggest contributors to returns were corporate bonds in the financials sector. As equities have done well, the fund’s portfolio counselors will continue to base their stock selection on solid fundamentals and growth prospects for the long term.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Five largest sectors in common stock holdings	(percent of net assets)

Consumer staples	8.3%
Industrials	8.0
Consumer discretionary	7.8
Financials	7.8
Energy	6.3

Currency diversification	(percent of net assets)

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total
U.S. dollars	28.8%	17.3%	(2.3)%	5.7%	49.5%
Euros	9.2	3.5	.9	—	13.6
British pounds	5.8	1.0	—	—	6.8
Japanese yen	1.2	3.1	1.4	—	5.7
Hong Kong dollars	2.7	—	—	—	2.7
South African rand	2.4	.1	—	—	2.5
Swiss francs	2.4	—	—	—	2.4
Canadian dollars	1.7	.5	—	—	2.2
Swedish kronor	1.1	1.0	—	—	2.1
New Taiwan dollars	1.8	—	—	—	1.8
Other currencies	5.2	5.5	—	—	10.7
					100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	12.58%	12.24%	11.95%
Lifetime (since May 2, 2011)	3.53	3.29	2.98
Expense ratios	.72	.97	1.22	[2]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The indexes are unmanaged and, therefore, have no expenses.

[1]	The 60/40 MSCI/Barclays Index blends the MSCI ACWI (All Country World Index) with the Barclays Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[2]	The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

14  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	5.58%	5.37%	5.09%
5 years	4.21	3.97	3.70
10 years	5.25	4.99	4.73
Lifetime (since January 2, 1996)	5.50	5.24	4.97
Expense ratios	.39	.64	.89	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 5.37% for the 12 months ended December 31, 2012. The Barclays U.S. Aggregate Index rose 4.21%.

For the year, credit markets did well for the first nine months, pulled back as fiscal issues loomed in the U.S., but still finished the year with positive returns. Corporate bond spreads remained low, and Treasury rates remained stable and low, which suggests slow but positive economic growth. Credit risk was optimal because of the Federal Reserve’s supportive monetary policies, both by holding borrowing rates at or near 0% and quantitative easing.

In the search for investor yield, the biggest contributors to the fund’s returns were commercial-backed and agency mortgage-backed securities. In corporate bonds, holdings of commercial banks, oil, gas & consumable fuels, diversified telecommunication services and media benefited the fund.

The Fed will next consider its monetary policy when the U.S. unemployment rate reaches 6.5%. Eventually, interest rates will rise in the U.S., particularly if the economy continues to improve. Furthermore, while Europe continues to solve its fiscal problems, the euro zone economy has still not completely healed.

American Funds Insurance Series  15

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 6.19% for the 12 months ended December 31, 2012, outpacing the Barclays Global Aggregate Index, which rose 4.32%.

The ongoing European debt crisis and slowing economic growth in the U.S. and China created much volatility in bond markets during the year, some of which benefited the fund. The euro crisis intensified in the summer, with the markets losing confidence in Spain and Italy. The final quarter was characterized by a gradual recovery in European markets in response to the European Central Bank’s reaffirmation of its support for the euro, along with fears over the U.S. fiscal cliff.

Bonds issued by some developing countries, notably Poland, Mexico and South Korea, helped the fund’s result. In developed markets, bonds issued by euro zone countries had the most positive impact, while Japanese government bonds detracted from returns. Corporate bonds — particularly financials and telecommunication services — and mortgage-backed securities remained strong.

Recent encouraging economic data point to a gradual global recovery. This could create opportunities for the fund, which remains well-diversified with holdings in more than 30 countries, including several emerging markets.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

(percent of net assets)

Currency weighting (after hedging) by country
United States[1]	42.1%
EMU[2]	17.0
Japan	16.2
Sweden	4.7
Poland	4.2
Mexico	2.7
South Korea	2.7
Norway	1.9
Canada	1.7
United Kingdom	1.5
Malaysia	1.3
Singapore	.9
Other	3.1
Total	100.0%

Non-U.S. government bonds by country
Japan		10.9
EMU[2]:
Germany	3.4%
Spain	2.7
Italy	1.8
Austria	1.2
Other	3.1	12.2

Sweden		4.7
Poland		4.4
Mexico		4.3
South Korea		2.8
United Kingdom		2.1
Norway		1.9
Canada		1.8
Malaysia		1.2
Other		5.5
Total		51.8%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2		Class 4
1 year	6.43%	6.19%		5.85%
5 years	6.05	5.81		5.51
Lifetime (since October 4, 2006)	6.79	6.52	3	6.25
Expense ratios	.56	.81		1.06	[4]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

[1]	Includes U.S. dollar-denominated debt of other countries, totaling 11.2%.
[2]	European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[3]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.
[4]	The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

16  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	13.90%	13.70%	13.67%	13.37%
5 years	7.39	7.13	7.20	6.86
10 years	8.92	8.66	8.72	8.38
Lifetime (since February 8, 1984)	9.59	9.25	9.40	9.05
Expense ratios	.48	.73	.66	.98	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 13.70% for the 12 months ended December 31, 2012. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index gained 15.78%.

The absolute returns were strong in high-yield markets due to the continuing search for yield by fixed-income investors. The low-growth environment was beneficial for high-yield holdings, as interest rates remain low.

The fund was buoyed most by corporate bond holdings in wireless telecommunication services, building products, IT services, media, commercial banks, diversified telecommunication services, health care equipment & supplies, and hotels, restaurants & leisure. Corporate bonds in electric utilities, paper & forest products, and aerospace & defense detracted from results. Also creating a drag on results was the fund’s more conservatively allocated portfolio — as indicated by a higher percentage of investment-grade holdings with lower returns than its benchmark.

Looking forward, the fund’s portfolio counselors are mindful of the risk of an increase in interest rates but do not expect a sharp rise in the short term. Bond markets will react to the economy improving, but all of this may be in a slow-growth environment. Yields, interest rates and spreads will likely remain low so returns may be modest.

American Funds Insurance Series  17

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 2.38% for the 12 months ended December 31, 2012, while the Barclays U.S. Mortgage-Backed Securities Index rose 2.59%.

With the low-yield and low-spread environment during 2012, the fund’s portfolio counselors maintained a sizeable cash position, which was a drag on results.

The agency mortgage-backed securities market continues to receive substantial support from the Federal Reserve purchase program, keeping mortgage prices high and, consequently, mortgage rates low. Given the profitability of refinances for mortgage originators, the fund’s portfolio counselors expect refinancing to remain high in 2013. Therefore, they have positioned the portfolio to have a low weighting in mortgages that are most exposed to an increase in refinancing.

In early 2013, important regulations will be finalized that should provide more clarity on rules for mortgage originations and encourage the origination of non-agency mortgage-backed securities. Assuming these securities are appropriately constructed, the fund’s portfolio counselors will look to selectively invest in attractive opportunities in nonagency mortgage-backed securities.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Breakdown of mortgage-backed obligations	(percent of net assets)

30-year pass-throughs:
Fannie Mae	5.4%
Freddie Mac	18.8
Ginnie Mae	25.8	50.0%
15-year pass-throughs		8.3
Other		16.7
Total		75.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	2.57%	2.38%	2.09%
Lifetime (since May 2, 2011)	4.42	4.20	3.92
Expense ratios	.45	.70	.95	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

18  American Funds Insurance Series

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Breakdown of mortgage-backed obligations	(percent of net assets)

30-year pass-throughs:
Fannie Mae	21.7%
Freddie Mac	8.5
Ginnie Mae	7.3	37.5%
15-year pass-throughs		8.9
Other		6.5
Total		52.9%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	2.22%	1.91%	2.02%	1.74%
5 years	5.30	5.04	5.10	4.78
10 years	4.60	4.34	4.41	4.08
Lifetime (since December 2, 1985)	6.69	6.39	6.50	6.16
Expense ratios	.34	.59	.52	.84	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.91% for the 12 months ended December 31, 2012. The Barclays U.S. Government/Mortgage-Backed Securities Index rose 2.27%.

The year was dominated by the economic slowdown, which started a bond rally in late spring that extended into the summer. Longer term U.S. Treasuries did well in the rally but the benefit for the fund was muted by its emphasis on shorter term Treasuries.

As the economy slowed, bond yields fell and mortgage bond spreads tightened. In the fourth quarter, markets were overshadowed by negotiations to avert the looming fiscal cliff.

Mortgage-backed securities provided the fund’s best results for the year. Holdings in higher coupon mortgages came under pressure toward the end of the year as record low mortgage rates spurred refinancing activity.

While Treasury rates remain low and mortgage and agency bond spreads are tight, the fund’s portfolio counselors are retaining a cautious stance. Domestic demand could be sluggish in the first half of 2013 because of the payroll tax hike and increased tax rates for higher income households. As the year progresses, the improving housing market and strong auto sales should help economic growth gain traction.

American Funds Insurance Series  19

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. An investment in Cash Management Fund is not insured or guaranteed by the FDIC or any other government agency. It is important to remember that the fund is not managed to maintain a stable net asset value at $1.00 per share. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Cash Management Fund declined 0.45% for the 12 months ended December 31, 2012.

Interest rates hit new record lows during 2012 and are unlikely to rise in the near future. In this environment, the fund’s expenses may continue to exceed its income.

We would like to remind investors that the fund does not guarantee a stable net asset value, so negative returns when interest rates are extremely low are not unexpected.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Federal agency discount notes	37.0%
Commercial paper	31.9
U.S. Treasuries	29.8
Discount notes	1.7
Other assets less liabilities	(.4)
Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	–0.18%	–0.45%	–0.35%	–0.65%
5 years	0.30	0.04	0.12	–0.20
10 years	1.57	1.32	1.39	1.06
Lifetime (since February 8, 1984)	4.11	3.81	3.92	3.59
Expense ratios	.34	.59	.52	.84	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

As of December 31, 2012, Cash Management Fund’s annualized seven-day SEC yield was –0.20% for Class 1 shares; –0.45% for Class 2 shares; –0.38% for Class 3 shares; and –0.23% for Class 4 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

20  American Funds Insurance Series

Finding opportunities:

The benefit of global research

One of the defining characteristics of American Funds is our focus on research. We call it the backbone of our investment management system. Research plays a critical role in investment decisions for the funds in American Funds Insurance Series, giving the series’ portfolio counselors and investment analysts a complete view of the potential opportunities and pitfalls of securities under consideration.

American Funds Insurance Series  21

The research process starts with investment analysts, who have specialized knowledge of the companies and industries they follow. Many have been following the same companies for decades. Says series vice chairman and Growth-Income Fund portfolio counselor Don O’Neal, “The investment analysts are the core of our research, where all the ideas get generated. What’s great about our system is that on one side we have this vast store of expert knowledge — the investment analysts — and on the other side is a reservoir of experience and perspective — the portfolio counselors. Mix them together and we have pretty good investment judgment.”

Global view

“Research has been one of our core strengths since the inception of the company in the 1930s,” adds Don. “I think what’s unique about the way we do research is our global integration. For example, every week we bring together people to talk about what’s going on in technology. There are a range of people on the call, mostly investment analysts, from Asia, from the U.S. and from Europe.

“Research trips are another example of our global approach. In August, a group of investment analysts and portfolio counselors from around the world visited Silicon Valley; we saw five or six technology companies a day. This annual get-together is a great opportunity to not only meet companies but also exchange ideas with colleagues on company-specific topics that come up in the meetings, as well as items that might affect the big picture.”

Some research visits are more geographically oriented than industry-focused. For example, a group of analysts might decide to go to Seattle to see some of the major companies in that area, or visit the Midwest where they’ll see companies in different industries.

Diverse perspectives

All American Funds are managed using our unique investment process in which fund assets are divided among several investment professionals who manage each respective slice independently. With varied backgrounds and responsibilities, the funds’ portfolio counselors bring a diversity of perspectives that can provide additional context as each considers how to invest his or her portion of the portfolio.

New World Fund and Global Balanced Fund fixed-income portfolio counselor Rob Neithart explains how research factors into

22  American Funds Insurance Series

this aspect of the investment process: “Part of our responsibilities as portfolio counselors is to make decisions that determine how fund portfolios are structured across different asset classes.

“So we need to have analysis that guides us in that discussion. There’s a lot of sharing of information about our individual investment strategies, why we’re doing what we’re doing, where we think we’ll be changing our positions, what we think looks attractively priced and what looks expensive.”

These meetings are attended by economists of the Capital Strategy Research group, who provide a view of world markets and global economic trends to help the portfolio counselors as they consider longer term portfolio adjustments.

Credit analysis

A key aspect of the research process is the collaborative sharing of information across different groups and offices. Rob attends frequent conference calls in which American Funds fixed-income credit analysts discuss their research. These analysts, located in our offices around the world, focus on a range of topics including corporate credits, duration, yield curve, sector relative value, sovereign governments and foreign exchange.

Rob describes how energy analyst Damien McCann’s research contributes to the investment process: “Damien’s coverage encompasses every major market, including a large chunk of emerging markets. Not only does he cover the major energy producers, he also focuses on the pipeline companies and the energy transport infrastructure.

“When energy comes up in a meeting, he’ll update us on his views about individual companies and the environment in which they are operating. He will give us a general framework providing context to the business fundamentals of energy producers. Then we’ll consider relative value and if there are yield curve issues that we can identify that might be helpful to drive our positioning.”

Developing themes

Portfolio counselor David Riley’s approach to investing for International Growth and Income Fund is security-specific, but always within the context of his own macro framework. “The way I put together my portion of the portfolio relates strongly to my macroeconomic and world view,” he explains. “For example, I was very negative about — and skeptical of — European austerity policies and moved early to significantly reduce exposure to stocks of companies domiciled in countries on rapidly deteriorating sovereign ratings trajectories.

American Funds Insurance Series  23

“My other overlay on the equity side would be thematic in that I’m interested in companies with good or improving competitive positions, and companies with defensive moats around them, such as proprietary technology. I’m also interested in branded growth companies, such as beverage companies, with some pricing power. I look for analyst ideas that stand out because they fit into a particular framework. The framework will change over time because the world’s not static.”

David, who is based in Washington, D.C., spends about half his time traveling. When we caught up with him, he’d just returned from a week-long trip to visit companies in Australia and was about to head off to Germany, with more company visits on the agenda. Typically, he’ll visit a company with the investment analyst who covers it and a couple of portfolio counselors from other funds.

“In Australia we visited eight companies a day — some whose securities I already own, some I don’t — meeting with the management and discussing our impressions later,” adds David. “Individual analysts have direct responsibilities for the companies they cover and they’re paid to make recommendations. It’s my job to add another filter on top of that.”

Paper trail

After these company visits, the analysts write comprehensive research notes that are distributed to investment professionals across the organization. Summaries of the many investment conference calls that take place each week are also made available to the portfolio counselors.

For David, these notes are a valuable resource. “I read all internal publications. Once a week or so, I’ll take a giant stack of papers home and read it from beginning to end. Then I follow up directly with the analysts. As a manager investing in both bonds and equities, it would be impossible for me to be on every internal call. If I did that, I wouldn’t have time to do anything else, including sleep! I join some calls when I can and I read all the summaries of the calls that I’m not able to join.”

On-the-ground research

London-based Global Balanced Fund fixed-income portfolio counselor Mark Brett is also an enthusiastic advocate for research that helps provide a global macroeconomic view. He relies heavily on the economists and other analysts of Capital Strategy Research and recently accompanied the group on a research trip to China.

24  American Funds Insurance Series

“I’m really picky about research trips,” says Mark. “I want to go on those that help me with the big picture.

“The China trip was one of the best I’ve been on. We split up into five groups, with one group looking at industrial companies, one at financial companies, one focused on regulatory change, one looking at housing and one researching energy resources. We all got together at the end to discuss what we’d learned and then we wrote our reports.

“I was in the industrial group, which was looking at competitiveness and labor costs. I wanted to know if the renminbi (the Chinese currency) is still cheap. The feedback I got from several companies confirmed what we were trying to calculate from a top-down basis — that thanks to higher wages, which have run way ahead of productivity, the currency is no longer particularly cheap. That has big implications for things like the American trade balance and foreign direct investment in the U.S. That’s the sort of research I really like — a compelling blend of specific microeconomic issues and the big macroeconomic drivers.”

Putting it all together

American Funds has always placed great emphasis on research. We were one of the first U.S. investment companies to open a research office outside the United States — in Geneva in 1962. We’ve since added offices in most major overseas financial centers, including London, Hong Kong, Tokyo and Beijing.

While the scope and reach of American Funds’ research effort has expanded over the years, what hasn’t changed is our long-term focus. Says Don, “In the recent past, a lot of other firms have trended toward trading or research with a short-term horizon. We’ve stayed true to our long-term focus. If all you care about is the short term, you might miss big trends in companies that are in transition or have new leadership. We are trying to capture large moves in stocks over time, not blips. We are investors, not traders, so we have a whole different mindset.” ■

American Funds Insurance Series  25

Global Discovery Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
ENN Energy Holdings	4.36%
Hologic	3.82
Google	3.79
Netflix	3.54
Forest Laboratories	2.70
Comcast	2.56
Crown Castle International	2.20
Amazon	1.92
Baidu	1.91
Facebook	1.78

Common stocks — 85.90%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 20.05%
Netflix, Inc.[1]	100,000	$9,278	3.54%
Comcast Corp., Class A, special nonvoting shares	150,000	5,393	2.56
Comcast Corp., Class A	35,000	1,308
Amazon.com, Inc.[1]	20,000	5,023	1.92
Paddy Power PLC[2]	55,000	4,533	1.73
Daily Mail and General Trust PLC, Class A, nonvoting[2]	500,000	4,489	1.71
Lions Gate Entertainment Corp.[1]	225,000	3,690	1.41
JCDecaux SA2	140,000	3,379	1.29
Sky Deutschland AG1,2	585,000	3,193	1.22
Time Warner Inc.	50,000	2,391	.91
Reed Elsevier PLC[2]	195,000	2,047	.78
Other securities		7,821	2.98
		52,545	20.05
Health care — 18.59%
Hologic, Inc.[1]	500,000	10,015	3.82
Forest Laboratories, Inc.[1]	200,200	7,071	2.70
Gilead Sciences, Inc.[1]	60,000	4,407	1.68
Edwards Lifesciences Corp.[1]	45,000	4,058	1.55
Teva Pharmaceutical Industries Ltd. (ADR)	99,000	3,697	1.41
Illumina, Inc.[1]	60,000	3,335	1.27
Alexion Pharmaceuticals, Inc.[1]	35,000	3,283	1.25
Allergan, Inc.	35,000	3,210	1.22
NuVasive, Inc.[1]	173,000	2,675	1.02
Medtronic, Inc.	40,000	1,641	.63
Other securities		5,336	2.04
		48,728	18.59
Information technology — 17.38%
Google Inc., Class A1	14,000	9,931	3.79
Baidu, Inc., Class A (ADR)[1]	50,000	5,015	1.91
Facebook, Inc., Class A1	175,000	4,660	1.78
SINA Corp.[1]	80,000	4,018	1.53
Mail.ru Group Ltd. (GDR)[2]	90,000	3,124	1.19
Adobe Systems Inc.[1]	70,000	2,638	1.01
AAC Technologies Holdings Inc.[2]	600,000	2,122	.81
Trimble Navigation Ltd.[1]	35,000	2,092	.80
Other securities		11,956	4.56
		45,556	17.38

26  American Funds Insurance Series

Global Discovery Fund

Common stocks	Shares	Value (000)	Percent of net assets
Financials — 10.90%
Sampo Oyj, Class A2	125,000	$4,042	1.54%
AIA Group Ltd.[2]	750,000	2,989	1.14
Longfor Properties Co. Ltd.[2]	1,400,000	2,791	1.07
Aberdeen Asset Management PLC[2]	470,000	2,787	1.06
Banco Santander, SA1,2	295,767	2,385	.91
State Street Corp.	50,000	2,350	.90
Marsh & McLennan Companies, Inc.	60,000	2,068	.79
Other securities		9,158	3.49
		28,570	10.90

Telecommunication services — 4.53%
Crown Castle International Corp.[1]	80,000	5,773	2.20
SOFTBANK CORP.[2]	86,000	3,147	1.20
Other securities		2,952	1.13
		11,872	4.53

Utilities — 4.36%
ENN Energy Holdings Ltd.[2]	2,610,000	11,411	4.36

Industrials — 3.28%
JG Summit Holdings, Inc.[2]	2,500,000	2,408	.92
Ryanair Holdings PLC (ADR)	69,400	2,379	.91
Other securities		3,805	1.45
		8,592	3.28

Materials — 1.33%
Monsanto Co.	24,800	2,348	.89
Other securities		1,142	.44
		3,490	1.33

Energy — 0.58%
Other securities		1,524	.58

Miscellaneous — 4.90%
Other common stocks in initial period of acquisition		12,840	4.90
Total common stocks (cost: $179,603,000)		225,128	85.90

American Funds Insurance Series  27

Global Discovery Fund

Short-term securities — 14.69%	Principal amount (000)	Value (000)	Percent of net assets
Wal-Mart Stores, Inc. 0.10% due 1/22/2013[3]	$5,500	$5,500	2.10%
Freddie Mac 0.08%–0.16% due 4/16–5/3/2013	5,200	5,198	1.98
John Deere Credit Ltd. 0.20% due 2/12/2013[3]	5,000	4,999	1.91
Regents of the University of California 0.17% due 3/12/2013	4,400	4,399	1.68
Paccar Financial Corp. 0.14% due 1/2/2013	4,100	4,100	1.57
Federal Home Loan Bank 0.11% due 3/15/2013	3,800	3,800	1.45
Medtronic Inc. 0.17% due 2/14/2013[3]	3,400	3,399	1.30
Fannie Mae 0.14% due 2/13/2013	2,500	2,500	.95
Walt Disney Co. 0.15% due 3/6/2013[3]	2,100	2,099	.80
Other securities		2,498	.95
Total short-term securities (cost: $38,490,000)		38,492	14.69
Total investment securities (cost: $218,093,000)		263,620	100.59
Other assets less liabilities		(1,535)	(.59)
Net assets		$262,085	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $73,861,000, which represented 28.18% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $17,095,000, which represented 6.52% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements

28  American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Virgin Media	4.01%
Moody’s	2.45
Amazon	2.45
Novo Nordisk	2.20
Anheuser-Busch InBev	1.98
Gilead Sciences	1.78
Nestlé	1.68
Unilever	1.60
Taiwan Semiconductor Manufacturing	1.60
Shoprite Holdings	1.43

Common stocks — 94.13%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 21.36%
Virgin Media Inc.	5,660,000	$208,005	4.01%
Amazon.com, Inc.[1]	506,000	127,077	2.45
Toyota Motor Corp.[2]	1,492,500	69,665	1.34
Home Depot, Inc.	1,050,000	64,942	1.25
Honda Motor Co., Ltd.[2]	1,753,800	64,642	1.25
Naspers Ltd., Class N2	987,500	63,450	1.22
Burberry Group PLC[2]	2,635,000	53,950	1.04
Las Vegas Sands Corp.	973,601	44,941	.87
priceline.com Inc.[1]	64,500	40,067	.77
adidas AG2	422,000	37,608	.72
Mr Price Group Ltd.[2]	2,232,100	37,288	.72
Other securities		296,590	5.72
		1,108,225	21.36

Financials — 15.72%
Moody’s Corp.	2,529,900	127,305	2.45
AXA SA2	3,686,463	66,681	1.29
Industrial and Commercial Bank of China Ltd., Class H2	84,466,750	60,915	1.17
AIA Group Ltd.[2]	14,167,700	56,464	1.09
Prudential PLC[2]	3,313,747	46,238	.89
Agricultural Bank of China, Class H2	85,023,000	42,755	.82
HSBC Holdings PLC[2]	3,901,728	41,268	.80
Housing Development Finance Corp. Ltd.[2]	2,600,000	39,660	.76
China Life Insurance Co. Ltd., Class H2	11,240,000	37,071	.72
Other securities		297,222	5.73
		815,579	15.72

Health care — 12.98%
Novo Nordisk A/S, Class B2	698,200	114,030	2.20
Gilead Sciences, Inc.[1]	1,255,000	92,180	1.78
UnitedHealth Group Inc.	1,010,000	54,782	1.06
Merck & Co., Inc.	970,000	39,712	.76
Novartis AG2	580,000	36,721	.71
Other securities		335,872	6.47
		673,297	12.98

American Funds Insurance Series 29

Global Growth Fund

Common stocks	Shares	Value (000)	Percent of net assets
Information technology — 11.69%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,100,000	$57,232
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,500,000	25,740	1.60%
Google Inc., Class A1	80,000	56,750	1.09
Texas Instruments Inc.	1,630,000	50,432	.97
ASML Holding NV (New York registered)	647,177	41,685
ASML Holding NV2	85,556	5,539	.91
TE Connectivity Ltd.	1,266,250	47,003	.91
Nintendo Co., Ltd.[2]	411,000	43,854	.85
ASM Pacific Technology Ltd.[2]	3,400,000	41,735	.80
TDK Corp.[2]	1,134,000	41,237	.79
Other securities		195,542	3.77
		606,749	11.69

Consumer staples — 10.95%
Anheuser-Busch InBev NV2	1,173,325	102,535	1.98
Nestlé SA2	1,340,000	87,333	1.68
Unilever NV, depository receipts[2]	2,200,000	83,014	1.60
Shoprite Holdings Ltd.[2]	3,055,000	74,250	1.43
Pernod Ricard SA2	541,939	63,725	1.23
Other securities		157,485	3.03
		568,342	10.95

Industrials — 6.90%
United Technologies Corp.	775,000	63,558	1.22
Vallourec SA2	860,000	44,880	.87
Geberit AG2	200,000	44,276	.85
Other securities		205,398	3.96
		358,112	6.90

Energy — 6.00%
Oil Search Ltd.[2]	6,973,952	51,251	.99
Royal Dutch Shell PLC, Class B (ADR)	320,100	22,692
Royal Dutch Shell PLC, Class B2	894,766	20,339	.83
TOTAL SA2	713,000	36,903	.71
INPEX CORP.[2]	6,670	35,597	.69
Other securities		144,343	2.78
		311,125	6.00

Materials — 4.56%
Steel Dynamics, Inc.	3,112,332	42,732	.82
Sigma-Aldrich Corp.	485,000	35,686	.69
Other securities		158,336	3.05
		236,754	4.56

Other — 2.12%
Other securities		110,180	2.12

Miscellaneous — 1.85%
Other common stocks in initial period of acquisition		96,063	1.85
Total common stocks (cost: $3,547,850,000)		4,884,426	94.13

30 American Funds Insurance Series

Global Growth Fund

Short-term securities — 6.65%	Principal amount (000)	Value (000)	Percent of net assets
Fannie Mae 0.12%–0.16% due 2/14–5/16/2013	$69,900	$69,890	1.35%
Federal Home Loan Bank 0.11%–0.152% due 3/4–4/1/2013	59,100	59,097	1.14
Freddie Mac 0.075%–0.16% due 3/21–7/1/2013	51,800	51,777	1.00
Total Capital Canada Ltd. 0.13% due 1/11/2013[3]	19,700	19,699	.38
Other securities		144,743	2.78
Total short-term securities (cost: $345,161,000)		345,206	6.65
Total investment securities (cost: $3,893,011,000)		5,229,632	100.78
Other assets less liabilities		(40,570)	(.78)
Net assets		$5,189,062	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,337,000, a cost of $6,378,000, and which represented .03% of the net assets of the fund) was acquired from 9/6/2000 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,554,924,000, which represented 49.24% of the net assets of the fund. This amount includes $2,553,587,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $96,446,000, which represented 1.86% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series 31

Global Small Capitalization Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Galaxy Entertainment Group	3.00%
ENN Energy Holdings	2.68
Netflix	2.15
InterOil	2.05
Lions Gate Entertainment	1.80
International Container Terminal Services	1.73
Intertek Group	1.70
Melco Crown Entertainment	1.52
Synageva BioPharma	1.40
Ocwen Financial	1.21

Common stocks — 91.22%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 22.69%
Galaxy Entertainment Group Ltd.[1,2]	27,238,000	$108,648	3.00%
Netflix, Inc.[1]	839,400	77,880	2.15
Lions Gate Entertainment Corp.[1]	3,967,000	65,059	1.80
Melco Crown Entertainment Ltd. (ADR)[1]	3,277,763	55,198	1.52
Penske Automotive Group, Inc.	1,205,000	36,258	1.00
Paddy Power PLC[2]	372,500	30,703	.85
Bloomberry Resorts Corp.[1,2]	85,811,500	27,592	.76
PT MNC Sky Vision Tbk[1,2]	88,322,500	22,020	.61
PT Global Mediacom Tbk[2]	78,882,000	19,685	.54
Golden Eagle Retail Group Ltd.[2]	7,845,000	19,557	.54
Minth Group Ltd.[2]	16,792,000	19,422	.54
Tesla Motors, Inc.[1]	570,000	19,306	.53
Wendy’s Co.	4,095,000	19,247	.53
Other securities		301,264	8.32
		821,839	22.69

Industrials — 12.61%
International Container Terminal Services, Inc.[2]	34,610,000	62,456	1.73
Intertek Group PLC[2]	1,220,000	61,568	1.70
Polypore International, Inc.[1]	688,000	31,992	.88
AirAsia Bhd.[2]	22,400,000	20,176	.56
Other securities		280,355	7.74
		456,547	12.61

Health care — 11.33%
Synageva BioPharma Corp.[1]	1,093,898	50,636	1.40
BioMarin Pharmaceutical Inc.[1]	869,800	42,838	1.18
Illumina, Inc.[1]	706,400	39,269	1.09
athenahealth, Inc.[1]	389,798	28,631	.79
Fleury SA, ordinary nominative	1,684,400	18,962	.52
Hikma Pharmaceuticals PLC[2]	1,491,000	18,660	.52
Other securities		211,310	5.83
		410,306	11.33

Information technology — 10.68%
AAC Technologies Holdings Inc.[2]	11,687,100	41,325	1.14
Hittite Microwave Corp.[1]	664,400	41,259	1.14
Kingboard Chemical Holdings Ltd.[2]	7,326,000	26,378	.73
Liquidity Services, Inc.[1]	528,149	21,580	.60
Itron, Inc.[1]	458,500	20,426	.56
Youku Inc., Class A (ADR)[1]	1,100,000	20,064	.55
Other securities		215,969	5.96
		387,001	10.68

32  American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 8.40%
InterOil Corp.[1]	1,339,035	$74,357	2.05%
Ophir Energy PLC[1,2]	4,379,700	36,487	1.01
Providence Resources PLC[1,2]	2,490,250	24,682	.68
Amerisur Resources PLC[1,2]	27,117,360	20,433	.56
Comstock Resources, Inc.[1]	1,255,595	18,997	.53
Other securities		129,379	3.57
		304,335	8.40

Financials — 5.88%
Ocwen Financial Corp.[1]	1,269,000	43,895	1.21
Home Loan Servicing Solutions, Ltd.	1,281,000	24,211	.67
National Financial Partners Corp.[1]	1,273,700	21,831	.60
Other securities		122,955	3.40
		212,892	5.88

Consumer staples — 5.51%
Green Mountain Coffee Roasters, Inc.[1]	787,000	32,550	.90
Puregold Price Club, Inc.[2]	37,418,000	30,105	.83
Brazil Pharma SA, ordinary nominative	3,744,600	26,336	.73
Wumart Stores, Inc., Class H2	8,963,000	19,476	.54
Other securities		91,144	2.51
		199,611	5.51

Materials — 5.18%
Kenmare Resources PLC[1,2]	54,706,150	28,570	.79
African Minerals Ltd.[1,2]	3,987,000	20,790	.57
Other securities		138,248	3.82
		187,608	5.18

Utilities — 3.54%
ENN Energy Holdings Ltd.[2]	22,239,700	97,237	2.68
Other securities		31,005	.86
		128,242	3.54

Telecommunication services — 0.65%
Other securities		23,478	.65

Miscellaneous — 4.75%
Other common stocks in initial period of acquisition		171,995	4.75
Total common stocks (cost: $2,626,483,000)		3,303,854	91.22

Preferred securities — 0.16%
Financials — 0.16%
Other securities		5,775	.16
Total preferred securities (cost: $4,898,000)		5,775	.16

American Funds Insurance Series  33

Global Small Capitalization Fund

Rights & warrants — 0.00%		Value (000)	Percent of net assets
Other — 0.00%
Other securities		$55	.00%
Total rights & warrants (cost: $1,084,000)		55	.00

Convertible securities — 0.31%
Other — 0.31%
Other securities		11,169	.31
Total convertible securities (cost: $10,223,000)		11,169	.31

Bonds, notes & other debt instruments — 0.21%
Other — 0.21%
Other securities		7,763	.21
Total bonds, notes & other debt instruments (cost: $6,748,000)		7,763	.21

Short-term securities — 8.14%	Principal amount (000)
GlaxoSmithKline Finance PLC 0.15%–0.16% due 1/4–2/7/2013[3]	$48,800	48,795	1.35
Freddie Mac 0.115%–0.17% due 1/17–4/16/2013	43,500	43,496	1.20
National Australia Funding (Delaware) Inc. 0.185%–0.20% due 1/22–2/4/2013[3]	39,200	39,196	1.08
Fannie Mae 0.16% due 3/1–3/5/2013	36,600	36,597	1.01
Australia & New Zealand Banking Group, Ltd. 0.20% due 3/11/2013[3]	22,000	21,993	.61
Sumitomo Mitsui Banking Corp. 0.17% due 1/10/2013[3]	21,200	21,199	.59
Other securities		83,391	2.30
Total short-term securities (cost: $294,646,000)		294,667	8.14
Total investment securities (cost: $2,944,082,000)		3,623,283	100.04
Other assets less liabilities		(1,627)	(.04)
Net assets		$3,621,656	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currency as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation at
			Receive	Deliver	12/31/2012
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Australian dollars	1/8/2013	Barclays Bank PLC	$1,879	A$1,800	$11

34  American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning			Ending	Dividend income	Value of affiliates at 12/31/2012
	shares	Additions	Reductions	shares	(000)	(000)
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	$—	$17,850
zooplus AG, non-registered shares[1,2]	271,916	85,800	—	357,716	—	15,118
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	99	9,590
Airesis SA1,2	3,294,151	—	—	3,294,151	—	6,017
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[1,2,4]	—	1,904,544	—	1,904,544	—	5,274
Phorm Corp. Ltd.[1,2,3]	—	5,260,000	—	5,260,000	—	4,272
Phorm, Inc.	4,646,000	—	4,646,000	—	—	—
Hummingbird Resources PLC[1,2]	2,500,000	975,000	—	3,475,000	—	4,030
Canadian Overseas Petroleum Ltd.[1,3]	8,000,000	—	—	8,000,000	—	1,448
Canadian Overseas Petroleum Ltd.[1]	6,720,000	—	—	6,720,000	—	1,216
Canadian Overseas Petroleum Ltd., warrants, expire 2013[1,2,3]	4,000,000	—	—	4,000,000	—	52
Sylvania Platinum Ltd. (CDI)[2]	15,000,000	—	—	15,000,000	747	2,309
Wildhorse Energy Ltd.[1,2]	16,227,016	—	—	16,227,016	—	1,490
Wildhorse Energy Ltd. (CDI) (GBP denominated)[1,2]	—	7,225,777	—	7,225,777	—	681
Eveready Industries India Ltd.	4,370,000	—	4,370,000	—	—	—
Trap Oil Group PLC	11,800,000	—	11,800,000	—	—	—
Pursuit Dynamics PLC[1,2,5]	4,757,900	1,102,737	1,758,000	4,102,637	—	—
Pursuit Dynamics PLC, rights, expire 2012[5]	—	594,737	594,737	—	—	—
					$846	$69,347

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,706,316,000, which represented 47.11% of the net assets of the fund. This amount includes $1,692,674,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $182,705,000, which represented 5.04% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired from 3/29/2012 to 12/14/2012 at a cost of $5,274,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $10,771,000, which represented .30% of the net assets of the fund. These securities were acquired from 12/17/2009 to 12/14/2012 at an aggregate cost of $14,141,000.
[5]	Unaffiliated issuer at 12/31/2012.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CDI = CREST Depository Interest
A$ = Australian dollars
GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series  35

Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amazon	3.34%
Home Depot	2.63
Google	2.61
Wells Fargo	2.54
Intuitive Surgical	2.49
lululemon athletica	2.26
Apple	2.09
Wynn Macau	1.93
Gilead Sciences	1.70
Berkshire Hathaway	1.54

Common stocks — 95.49%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 20.54%
Amazon.com, Inc.[1]	2,951,800	$741,315	3.34%
Home Depot, Inc.	9,451,000	584,544	2.63
lululemon athletica inc.[1]	6,580,000	501,593	2.26
Wynn Macau, Ltd[1,2]	155,313,600	428,034	1.93
Johnson Controls, Inc.	6,499,100	199,522	.90
Harman International Industries, Inc.[3]	3,581,000	159,856	.72
Other securities		1,947,351	8.76
		4,562,215	20.54

Financials — 16.67%
Wells Fargo & Co.	16,488,296	563,570	2.54
Berkshire Hathaway Inc., Class A1	2,555	342,523	1.54
Bank of America Corp.	20,000,000	232,000	1.04
American Express Co.	4,000,000	229,920	1.03
Goldman Sachs Group, Inc.	1,594,000	203,331	.92
Citigroup Inc.	4,514,000	178,574	.80
Onex Corp.	3,945,500	166,078	.75
JPMorgan Chase & Co.	3,308,920	145,493	.66
YES BANK Ltd.[2]	16,465,000	140,008	.63
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	77,499
Fairfax Financial Holdings Ltd.	162,600	58,699	.61
Other securities		1,366,832	6.15
		3,704,527	16.67

Information technology — 13.61%
Google Inc., Class A1	819,000	580,974	2.61
Apple Inc.	872,736	465,194	2.09
salesforce.com, inc.[1]	1,546,136	259,905	1.17
ASML Holding NV2	1,947,903	126,106
ASML Holding NV (New York registered)	1,617,000	104,151	1.04
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	64,813,000	216,923	.98
Other securities		1,270,227	5.72
		3,023,480	13.61

Health care — 13.02%
Intuitive Surgical, Inc.[1]	1,128,000	553,137	2.49
Gilead Sciences, Inc.[1]	5,145,000	377,900	1.70
Grifols, SA, Class A1,2	5,900,000	207,582
Grifols, SA, Class B1,2	1,215,850	30,614	1.07
Regeneron Pharmaceuticals, Inc.[1]	1,145,000	195,875	.88
UnitedHealth Group Inc.	3,510,000	190,382	.86
Baxter International Inc.	2,782,100	185,455	.84
Celgene Corp.[1]	1,893,341	149,044	.67
Edwards Lifesciences Corp.[1]	1,500,000	135,255	.61
Other securities		867,181	3.90
		2,892,425	13.02

36  American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 10.62%
Suncor Energy Inc.	9,023,393	$296,728	1.34%
Pacific Rubiales Energy Corp.	10,018,900	232,771	1.05
Concho Resources Inc.[1]	2,615,000	210,664	.95
Noble Energy, Inc.	1,845,000	187,710	.84
Cobalt International Energy, Inc.[1]	6,490,000	159,394	.72
Core Laboratories NV	1,450,000	158,500	.71
Other securities		1,113,687	5.01
		2,359,454	10.62

Industrials — 7.51%
Union Pacific Corp.	2,150,000	270,298	1.22
Boeing Co.	3,150,000	237,384	1.07
Stericycle, Inc.[1]	2,000,000	186,540	.84
Rockwell Collins, Inc.	2,636,900	153,388	.69
Other securities		819,007	3.69
		1,666,617	7.51

Materials — 7.37%
Barrick Gold Corp.	7,250,000	253,823	1.14
Newmont Mining Corp.	5,000,000	232,200	1.04
Potash Corp. of Saskatchewan Inc.	5,468,212	222,502	1.00
Praxair, Inc.	1,360,000	148,852	.67
FMC Corp.	2,500,000	146,300	.66
Other securities		634,352	2.86
		1,638,029	7.37

Consumer staples — 3.84%
Costco Wholesale Corp.	2,995,000	295,816	1.33
Philip Morris International Inc.	1,780,000	148,879	.67
Other securities		407,525	1.84
		852,220	3.84

Telecommunication services — 1.56%
Crown Castle International Corp.[1]	2,565,000	185,091	.83
CenturyLink, Inc.	4,160,000	162,739	.73
		347,830	1.56

Utilities — 0.19%
Other securities		43,058	.19

Miscellaneous — 0.56%
Other common stocks in initial period of acquisition		124,103	.56
Total common stocks (cost: $14,040,568,000)		21,213,958	95.49

Rights & warrants — 0.00%

Miscellaneous — 0.00%
Other rights & warrants in initial period of acquisition		710	.00
Total rights & warrants (cost: $688,000)		710	.00

American Funds Insurance Series  37

Growth Fund

Short-term securities — 4.75%	Principal Amount (000)	Value (000)	Percent of net assets
Fannie Mae 0.135%–0.16% due 1/14–4/4/2013	$197,000	$196,985	.89%
Freddie Mac 0.125%–0.17% due 1/14–6/5/2013	180,665	180,633	.81
U.S. Treasury Bills 0.136%–0.151% due 3/21–6/6/2013	165,000	164,945	.74
Federal Home Loan Bank 0.12%–0.21% due 1/9–7/17/2013	139,600	139,575	.63
Variable Funding Capital Company LLC 0.14% due 1/25/2013[4]	10,779	10,778	.05
Other securities		361,897	1.63
Total short-term securities (cost: $1,054,670,000)		1,054,813	4.75
Total investment securities (cost: $15,095,926,000)		22,269,481	100.24
Other assets less liabilities		(53,851)	(.24)
Net assets		$22,215,630	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend Income (000)	Value of affiliates at 12/31/2012 (000)
Harman International Industries, Inc.	2,245,000	2,536,000	1,200,000	3,581,000	$1,696	$159,856
Incyte Corp.[1]	7,910,000	—	—	7,910,000	—	131,385
Sturm, Ruger & Co., Inc.	—	1,245,000	—	1,245,000	6,078	56,523
KGen Power Corp.[1,2,5]	3,166,128	—	—	3,166,128	—	2,533
lululemon athletica inc.[1,6]	7,400,000	—	820,000	6,580,000	—	—
					$7,774	$350,297

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,749,364,000, which represented 12.38% of the net assets of the fund. This amount includes $2,642,889,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $246,618,000, which represented 1.11% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/19/2006 at a cost of $1,266,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $70,211,000, which represented .31% of the net assets of the fund. These securities were acquired from 12/19/2006 to 6/21/2011 at an aggregate cost of $96,715,000.
[6]	Unaffiliated issuer at 12/31/2012.

Key to abbreviation

CAD = Canadian dollars

See Notes to Financial Statements

38  American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Samsung Electronics	4.85%
Novartis	3.94
Bayer	2.90
BP	2.45
SOFTBANK	2.10
AIA Group	1.81%
MTN Group	1.72
Teva Pharmaceutical Industries	1.71
Nestlé	1.51
Anheuser-Busch InBev	1.48

Common stocks — 95.96%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 15.95%
British Sky Broadcasting Group PLC[1]	9,594,500	$119,854	1.31%
Hyundai Motor Co.[1]	476,500	98,076	1.07
Sands China Ltd.[1]	21,522,000	96,405	1.06
Tata Motors Ltd.[1]	16,327,235	93,521	1.02
Bayerische Motoren Werke AG1	932,300	89,913	.99
Li & Fung Ltd.[1]	46,726,000	83,943	.92
Rakuten, Inc.[1]	10,419,000	81,255	.89
Daimler AG1	1,268,000	69,290	.76
Nissan Motor Co., Ltd.[1]	6,995,000	66,393	.73
Volkswagen AG, nonvoting preferred[1]	257,800	58,651	.64
Belle International Holdings Ltd.[1]	25,700,000	56,756	.62
Other securities		541,964	5.94
		1,456,021	15.95

Financials — 13.70%
AIA Group Ltd.[1]	3,789,600	164,697	1.81
Sberbank of Russia (ADR)[1]	8,194,000	101,854	1.34
Sberbank of Russia (GDR)[1,2]	1,604,711	19,947
Prudential PLC[1]	6,570,265	91,677	1.00
Housing Development Finance Corp. Ltd.[1]	6,004,000	91,583	1.00
BNP Paribas SA1	1,315,001	74,123	.81
Bank of China Ltd., Class H1	152,733,000	69,142	.76
Credit Suisse Group AG1	2,656,920	66,666	.73
Banco Bradesco SA, preferred nominative	3,382,636	58,104	.64
Other securities		512,405	5.61
		1,250,198	13.70

Health care — 13.45%
Novartis AG1	5,675,613	359,332	3.94
Bayer AG1	2,786,423	264,606	2.90
Teva Pharmaceutical Industries Ltd. (ADR)	4,182,000	156,156	1.71
JSC Pharmstandard (GDR)[1,3]	3,805,800	64,278	.76
JSC Pharmstandard (GDR)[1,2,3]	307,300	5,190
Fresenius SE & Co. KGaA[1]	216,178	67,399	.74
Merck KGaA[1]	477,931	63,057	.69
Other securities		247,869	2.71
		1,227,887	13.45

Industrials — 11.50%
SMC Corp.[1]	693,900	125,883	1.38
Legrand SA1	200,000	77,006	.84
Deutsche Lufthansa AG1	4,074,500	76,586	.84
Jardine Matheson Holdings Ltd.[1]	1,206,800	75,052	.82
Bureau Veritas SA1	641,348	71,307	.78
ASSA ABLOY AB, Class B1	1,865,000	70,227	.77
Other securities		553,442	6.07
		1,049,503	11.50

American Funds Insurance Series  39

International Fund

Common stocks	Shares	Value (000)	Percent of net assets
Information technology — 10.58%
Samsung Electronics Co. Ltd.[1]	309,350	$442,749	4.85%
Murata Manufacturing Co., Ltd.[1]	1,761,000	103,862	1.14
Baidu, Inc., Class A (ADR)[3]	898,000	90,060	.98
NetEase, Inc. (ADR)[3]	2,014,735	85,727	.94
Other securities		243,496	2.67
		965,894	10.58

Consumer staples — 7.89%
Nestlé SA1	2,117,900	138,032	1.51
Anheuser-Busch InBev NV1	1,548,097	135,286	1.48
Pernod Ricard SA1	754,960	88,773	.98
Charoen Pokphand Foods PCL[1]	68,475,000	75,913	.83
L’Oréal SA, non-registered shares[1]	396,700	55,415	.61
Other securities		226,353	2.48
		719,772	7.89

Telecommunication services — 6.54%
SOFTBANK CORP.[1]	5,237,000	191,631	2.10
MTN Group Ltd.[1]	7,474,900	157,111	1.72
Other securities		247,856	2.72
		596,598	6.54

Materials — 5.80%
Nitto Denko Corp.[1]	2,075,800	102,130	1.12
Linde AG1	502,615	87,651	.96
Syngenta AG1	170,200	68,656	.75
Other securities		271,098	2.97
		529,535	5.80

Energy — 5.18%
BP PLC[1]	32,288,802	223,721	2.45
Royal Dutch Shell PLC, Class B1	1,730,000	61,229	.67
Other securities		188,083	2.06
		473,033	5.18

Utilities — 2.67%
Power Grid Corp. of India Ltd.[1]	61,651,640	129,528	1.42
Other securities		114,338	1.25
		243,866	2.67

Miscellaneous — 2.70%
Other common stocks in initial period of acquisition		246,744	2.70
Total common stocks (cost: $6,854,965,000)		8,759,051	95.96

Convertible securities — 0.04%

Financials — 0.04%
Other securities		3,762	.04
Total convertible securities (cost: $2,568,000)		3,762	.04

40	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments — 0.82%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 0.76%
U.S. Treasury 4.75% 2014	$65,000	$69,018	.76%

Financials — 0.06%
Other securities		5,520	.06
Total bonds, notes & other debt instruments (cost: $73,181,000)		74,538	.82

Short-term securities — 3.02%
Fannie Mae 0.14% due 1/3–1/7/2013	73,500	73,499	.80
Nestlé Finance International Ltd. 0.17% due 1/15/2013	40,000	39,998	.44
Other securities		162,388	1.78
Total short-term securities (cost: $275,876,000)		275,885	3.02
Total investment securities (cost: $7,206,590,000)		9,113,236	99.84
Other assets less liabilities		14,147	.16
Net assets		$9,127,383	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,802,000, an aggregate cost of $32,657,000, and which represented .07% of the net assets of the fund) were acquired from 2/11/1998 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2012 (000)
Sales:
Australian dollars	1/14/2013	UBS AG	$11,609	A$11,000	$199
Euros	1/11/2013	UBS AG	$193,359	€149,000	(3,333)
					$(3,134)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $8,044,798,000, which represented 88.14% of the net assets of the fund. This amount includes $8,033,356,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $111,495,000, which represented 1.22% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

A$ = Australian dollars

€ = Euros

See Notes to Financial Statements

American Funds Insurance Series	41

New World Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Shoprite Holdings	2.63%
Magnit	1.74
Cochlear	1.64
Naspers	1.61
Baxter International	1.54
Nestlé	1.53
América Móvil	1.51
Novo Nordisk	1.42
Truworths International	1.42
Pacific Rubiales Energy	1.38

Common stocks — 82.52%	Shares	Value (000)	Percent of net assets
Consumer staples — 13.75%
Shoprite Holdings Ltd.[1]	2,724,500	$66,217	2.63%
OJSC Magnit (GDR)[1]	1,017,600	41,204	1.74
OJSC Magnit (GDR)[1,2]	64,500	2,612
Nestlé SA1	590,000	38,453	1.53
Anheuser-Busch InBev NV1	383,700	33,531	1.33
Pernod Ricard SA1	213,600	25,117	1.00
Other securities		139,088	5.52
		346,222	13.75
Consumer discretionary — 13.52%
Naspers Ltd., Class N1	631,000	40,543	1.61
Truworths International Ltd.[1]	2,755,000	35,714	1.42
Arcos Dorados Holdings Inc., Class A	2,550,352	30,502	1.21
Toyota Motor Corp.[1]	560,000	26,139	1.04
Hyundai Mobis Co., Ltd.[1]	86,400	23,434	.93
Bayerische Motoren Werke AG1	240,000	23,146	.92
Honda Motor Co., Ltd.[1]	525,000	19,351	.77
Wynn Macau, Ltd.[1,3]	6,849,200	18,876	.75
Tata Motors Ltd.[1]	3,000,000	17,184	.68
Ctrip.com International, Ltd. (ADR)[3]	718,500	16,374	.65
Other securities		89,118	3.54
		340,381	13.52
Financials — 10.82%
Agricultural Bank of China, Class H1	64,195,000	32,282	1.28
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[3]	1,980,000	32,036	1.27
Housing Development Finance Corp. Ltd.[1]	1,353,000	20,638	.82
Industrial and Commercial Bank of China Ltd., Class H1	26,736,700	19,282	.77
Bank of the Philippine Islands[1]	8,185,412	18,981	.75
Kotak Mahindra Bank Ltd.[1]	1,373,886	16,375	.65
Other securities		132,890	5.28
		272,484	10.82
Health care — 9.39%
Cochlear Ltd.[1]	500,000	41,365	1.64
Baxter International Inc.	582,300	38,816	1.54
Novo Nordisk A/S, Class B1	219,120	35,787	1.42
Novartis AG1	429,500	27,192	1.27
Novartis AG (ADR)	76,000	4,811
Krka, dd, Novo mesto[1]	353,049	23,404	.93
Other securities		65,101	2.59
		236,476	9.39

42 American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 8.33%
Pacific Rubiales Energy Corp.	1,497,000	$34,780	1.38%
Royal Dutch Shell PLC, Class B1	600,000	21,235	1.11
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,735
Oil Search Ltd.[1]	3,738,085	27,471	1.09
Cobalt International Energy, Inc.[3]	869,800	21,362	.85
Ophir Energy PLC1,[3]	2,545,000	21,202	.84
Africa Oil Corp.[3]	1,187,324	8,344
Africa Oil Corp.[1,3,4]	1,502,675	10,137	.73
Other securities		58,651	2.33
		209,917	8.33
Industrials — 6.14%
Schneider Electric SA1	296,440	22,110	.87
Intertek Group PLC[1]	428,200	21,609	.86
Cummins Inc.	192,500	20,857	.83
Other securities		90,120	3.58
		154,696	6.14
Information technology — 6.06%
Google Inc., Class A3	48,600	34,475	1.37
Mail.ru Group Ltd. (GDR)[1]	490,953	17,042
Mail.ru Group Ltd. (GDR)[1,2]	432,264	15,005	1.27
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	4,539,000	15,192	.91
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	450,000	7,722
Samsung Electronics Co. Ltd.[1]	15,125	21,647	.86
Other securities		41,452	1.65
		152,535	6.06
Materials — 4.39%
Linde AG1	109,000	19,008	.76
Other securities		91,467	3.63
		110,475	4.39
Telecommunication services — 4.38%
América Móvil, SAB de CV, Series L (ADR)	1,627,750	37,666	1.51
América Móvil, SAB de CV, Series L	400,000	461
SOFTBANK CORP.[1]	611,900	22,390	.89
Other securities		49,747	1.98
		110,264	4.38
Utilities — 1.05%
Other securities		26,367	1.05
Miscellaneous — 4.69%
Other common stocks in initial period of acquisition		118,103	4.69
Total common stocks (cost: $1,583,592,000)		2,077,920	82.52

American Funds Insurance Series 43

New World Fund

Rights & warrants — 0.00%			Value (000)	Percent of net assets
Miscellaneous — 0.00%
Other rights & warrants in initial period of acquisition			$119	.00%
Total rights & warrants (cost: $0)			119	.00

Bonds, notes & other debt instruments — 10.37%		Principal
		Amount
		(000)
Bonds & notes of governments outside the U.S. — 8.49%
United Mexican States Government Global:
3.50%–10.00% 2015–2040[5]	MXN	282,594	24,648	1.34
3.625%–6.375% 2013–2110		$7,834	9,001
Philippines (Republic of):
4.95%–8.75% 2013–2036	PHP	744,500	19,663	1.14
5.50%–9.875% 2019–2031		$6,335	9,193
Other securities			151,348	6.01
			213,853	8.49
U.S. Treasury bonds & notes — 0.07%
U.S. Treasury 4.75% 2014		1,650	1,752	.07
Other — 1.81%
Other securities			45,452	1.81
Total bonds, notes & other debt instruments
(cost: $229,390,000)			261,057	10.37

Short-term securities — 6.70%

U.S. Treasury Bills 0.114%–0.136% due 1/24–3/14/2013		41,700	41,698	1.66
Bank of Nova Scotia 0.02%–0.17% due 1/2–2/19/2013		23,200	23,197	.92
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[2]		20,000	19,997	.79
Federal Farm Credit Banks 0.15% due 3/11/2013		19,900	19,899	.79
Freddie Mac 0.16%–0.17% due 1/28–2/1/2013		19,300	19,298	.77
Federal Home Loan Bank 0.115% due 3/13/2013		17,900	17,899	.71
Other securities			26,684	1.06
Total short-term securities (cost: $168,660,000)			168,672	6.70
Total investment securities (cost: $1,981,642,000)			2,507,768	99.59
Other assets less liabilities			10,212	.41
Net assets			$2,517,980	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

44 American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized
			Contract amount		depreciation at
			Receive	Deliver	12/31/2012
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Brazilian reais	1/11/2013	JPMorgan Chase	$2,112	BRL4,500	$(83)
South African rand	1/15/2013	Barclays Bank PLC	$919	ZAR8,000	(22)
					$(105)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,560,587,000, which represented 61.98% of the net assets of the fund. This amount includes $1,549,929,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $114,103,000, which represented 4.53% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/3/2012 at a cost of $11,705,000) may be subject to legal or contractual restrictions on resale.
[5]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

MXN = Mexican pesos

PHP = Philippine pesos

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series 45

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amgen	4.59%
Microsoft	3.68
AT&T	3.29
Royal Dutch Shell	3.03
Altria	2.75
Verizon	2.73
General Motors	2.73
Hewlett-Packard	2.69
Gilead Sciences	2.53
Chevron	2.44

Common stocks — 94.12%	Shares	Value (000)	Percent of net assets
Energy — 13.83%
Royal Dutch Shell PLC, Class B (ADR)	1,150,000	$81,524	3.03%
Royal Dutch Shell PLC, Class A (ADR)	900,000	62,055
Chevron Corp.	1,070,000	115,710	2.44
ConocoPhillips	1,500,000	86,985	1.83
BP PLC (ADR)	1,730,000	72,037	1.52
Kinder Morgan, Inc.	1,720,000	60,768	1.28
Schlumberger Ltd.	600,000	41,574	.88
Apache Corp.	500,000	39,250	.83
Baker Hughes Inc.	916,000	37,409	.79
Other securities		58,312	1.23
		655,624	13.83

Health care — 13.56%
Amgen Inc.	2,520,000	217,526	4.59
Gilead Sciences, Inc.[1]	1,634,000	120,017	2.53
Abbott Laboratories	1,375,000	90,063	1.90
Novartis AG (ADR)	650,500	41,177	.87
St. Jude Medical, Inc.	1,060,000	38,308	.81
Bristol-Myers Squibb Co.	1,125,000	36,664	.77
Other securities		98,935	2.09
		642,690	13.56

Industrials — 12.90%
CSX Corp.	3,200,000	63,136	1.33
United Parcel Service, Inc., Class B	850,000	62,670	1.32
United Technologies Corp.	760,000	62,328	1.32
General Dynamics Corp.	881,000	61,027	1.29
Norfolk Southern Corp.	842,800	52,119	1.10
Union Pacific Corp.	375,000	47,145	.99
Illinois Tool Works Inc.	650,000	39,526	.83
Rockwell Automation	450,000	37,795	.80
PACCAR Inc	500,000	22,605	.48
Other securities		163,231	3.44
		611,582	12.90

Information technology — 12.79%
Microsoft Corp.	6,520,000	174,280	3.68
Hewlett-Packard Co.	8,941,600	127,418	2.69
Oracle Corp.	2,900,000	96,628	2.04
Texas Instruments Inc.	2,130,000	65,902	1.39
International Business Machines Corp.	330,000	63,211	1.33
Other securities		78,647	1.66
		606,086	12.79

46  American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks	Shares	Value (000)	Percent of net assets
Consumer staples — 12.00%
Altria Group, Inc.	4,155,000	$130,550	2.75%
Philip Morris International Inc.	1,250,000	104,550	2.21
CVS/Caremark Corp.	2,000,000	96,700	2.04
Kimberly-Clark Corp.	500,000	42,215	.89
Mondelez International, Inc.	1,580,000	40,243	.85
ConAgra Foods, Inc.	1,200,000	35,400	.75
Other securities		119,087	2.51
		568,745	12.00

Telecommunication services — 8.23%
AT&T Inc.	4,630,800	156,104	3.29
Verizon Communications Inc.	2,985,000	129,161	2.73
CenturyLink, Inc.	1,891,900	74,011	1.56
Other securities		30,533	.65
		389,809	8.23

Consumer discretionary — 5.76%
General Motors Co.[1]	2,030,000	58,525	1.24
Harley-Davidson, Inc.	1,100,000	53,724	1.13
Home Depot, Inc.	755,000	46,697	.99
Johnson Controls, Inc.	1,210,000	37,147	.78
Other securities		77,006	1.62
		273,099	5.76

Financials — 3.78%
JPMorgan Chase & Co.	2,090,000	91,897	1.94
Citigroup Inc.	905,000	35,802	.76
Other securities		51,404	1.08
		179,103	3.78

Utilities — 3.56%
FirstEnergy Corp.	1,480,000	61,805	1.30
Exelon Corp.	1,570,000	46,692	.99
Other securities		60,221	1.27
		168,718	3.56

Materials — 3.27%
Dow Chemical Co.	2,770,000	89,526	1.89
Other securities		65,225	1.38
		154,751	3.27

Miscellaneous — 4.44%
Other common stocks in initial period of acquisition		210,263	4.44
Total common stocks (cost: $3,638,791,000)		4,460,470	94.12

American Funds Insurance Series  47

Blue Chip Income and Growth Fund

Convertible securities — 1.49%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 1.49%
General Motors Co., Series B, 4.75% convertible preferred 2013	1,600,000	$70,608	1.49%
Total convertible securities (cost: $70,926,000)		70,608	1.49

Short-term securities — 4.36%	Principal amount (000)
Paccar Financial Corp. 0.14% due 1/22/2013	$25,000	24,998	.53
Chariot Funding, LLC 0.21% due 3/4/2013[2]	11,600	11,598	.24
Other securities		170,131	3.59
Total short-term securities (cost: $206,713,000)		206,727	4.36
Total investment securities (cost: $3,916,430,000)		4,737,805	99.97
Other assets less liabilities		1,470	.03
Net assets		$4,739,275	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $67,757,000, which represented 1.43% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

48  American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Home Depot	3.80%
Merck	3.44
Taiwan Semiconductor Manufacturing	3.32
Virgin Media	2.88
AXA	1.95
Newmont Mining	1.84
Yamana Gold	1.71
Agricultural Bank of China	1.70
MTN Group	1.70
Google	1.42

Common stocks — 95.68%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 18.64%
Home Depot, Inc.	1,240,000	$76,694	3.80%
Virgin Media Inc.	1,582,500	58,157	2.88
Comcast Corp., Class A	745,000	27,848	1.38
Amazon.com, Inc.[1]	94,000	23,607	1.17
Honda Motor Co., Ltd.[2]	608,000	22,410	1.11
D.R. Horton, Inc.	1,000,000	19,780	.98
Toll Corp.[1]	600,000	19,398	.96
News Corp., Class A	720,000	18,389	.91
Bayerische Motoren Werke AG2	170,000	16,395	.81
HUGO BOSS AG2	150,000	15,905	.79
McGraw-Hill Companies, Inc.	280,500	15,335	.76
Other securities		62,022	3.09
		375,940	18.64

Financials — 18.37%
AXA SA2	2,171,935	39,286	1.95
Agricultural Bank of China, Class H2	68,383,000	34,388	1.70
Marsh & McLennan Companies, Inc.	800,000	27,576	1.37
CME Group Inc., Class A	432,500	21,932	1.09
Industrial and Commercial Bank of China Ltd., Class H2	29,986,165	21,625	1.07
Macquarie International Infrastructure Fund Ltd.[2]	36,200,164	18,606	.92
JPMorgan Chase & Co.	408,200	17,949	.89
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	1,025,000	16,584	.82
Prudential PLC[2]	1,000,000	13,953	.69
Rayonier Inc.[1]	260,000	13,476	.67
Wells Fargo & Co.	335,000	11,450	.57
Other securities		133,728	6.63
		370,553	18.37

Information technology — 9.26%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,975,000	60,161	3.32
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	6,864
Google Inc., Class A1	40,450	28,694	1.42
STMicroelectronics NV2	2,000,000	14,582	.72
Other securities		76,551	3.80
		186,852	9.26

Materials — 9.07%
Newmont Mining Corp.	800,000	37,152	1.84
Yamana Gold Inc.	2,000,000	34,402	1.71
Barrick Gold Corp.	650,000	22,756	1.13
Nucor Corp.	370,000	15,977	.79
Dow Chemical Co.	445,000	14,382	.71
Impala Platinum Holdings Ltd.[2]	685,648	13,844	.69
BASF SE2	143,300	13,469	.67
Other securities		31,011	1.53
		182,993	9.07

American Funds Insurance Series  49

Global Growth and Income Fund

Common stocks	Shares	Value (000)	Percent of net assets
Industrials — 8.58%
Meggitt PLC[2]	3,480,500	$21,697	1.08%
United Continental Holdings, Inc.[1]	900,000	21,042	1.04
Lockheed Martin Corp.	200,000	18,458	.92
Schneider Electric SA2	184,242	13,741	.68
Other securities		98,067	4.86
		173,005	8.58

Health care — 8.43%
Merck & Co., Inc.	1,694,544	69,375	3.44
Novartis AG2	303,000	19,183	.95
Sonic Healthcare Ltd.[2]	1,294,329	18,074	.90
Takeda Pharmaceutical Co. Ltd.[2]	300,000	13,407	.66
Other securities		49,884	2.48
		169,923	8.43

Consumer staples — 8.22%
Unilever NV, depository receipts[2]	705,000	26,602	1.32
Mondelez International, Inc.	550,000	14,009	.69
Other securities		125,176	6.21
		165,787	8.22

Energy — 5.93%
Royal Dutch Shell PLC, Class B (ADR)	225,000	15,950	1.29
Royal Dutch Shell PLC, Class A (ADR)	145,000	9,998
Kinder Morgan, Inc.	550,000	19,432	.96
Coal India Ltd.[2]	2,300,000	14,889	.74
Other securities		59,388	2.94
		119,657	5.93

Telecommunication services — 5.59%
MTN Group Ltd.[2]	1,630,000	34,260	1.70
TalkTalk Telecom Group PLC[2]	5,691,100	22,043	1.09
AT&T Inc.	525,000	17,698	.88
Other securities		38,757	1.92
		112,758	5.59

Utilities — 3.59%
Power Assets Holdings Ltd.[2]	2,250,000	19,283	.95
Exelon Corp.	500,000	14,870	.74
National Grid PLC[2]	1,236,680	14,165	.70
Other securities		24,148	1.20
		72,466	3.59
Total common stocks (cost: $1,564,395,000)		1,929,934	95.68

50  American Funds Insurance Series

Global Growth and Income Fund

Convertible securities — 0.75%	Value (000)	Percent of net assets
Other — 0.75%
Other securities	$15,185	.75%
Total convertible securities (cost: $11,667,000)	15,185	.75

Bonds, notes & other debt instruments — 1.33%
Other — 1.33%
Other securities	26,788	1.33
Total bonds, notes & other debt instruments (cost: $21,689,000)	26,788	1.33

Short-term securities — 2.13%	Principal amount (000)
Variable Funding Capital Company LLC 0.15% due 1/25/2013[3]	$10,600	10,599	.53
Other securities		32,299	1.60
Total short-term securities (cost: $42,898,000)		42,898	2.13
Total investment securities (cost: $1,640,649,000)		2,014,805	99.89
Other assets less liabilities		2,170	.11
Net assets		$2,016,975	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $929,000, an aggregate cost of $2,789,000, and which represented .05% of the net assets of the fund) were acquired on 12/17/2009 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2012
	shares	Additions	Reductions	Shares	(000)	(000)
Rickmers Maritime	27,420,000	—	—	27,420,000	$658	$7,761

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $830,971,000, which represented 41.20% of the net assets of the fund. This amount includes $830,042,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $26,943,000, which represented 1.34% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series  51

Growth-Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Philip Morris International	2.49%
Gilead Sciences	2.42
Microsoft	2.25
Oracle	1.80
Comcast	1.73
Dow Chemical	1.70
Home Depot	1.69
Royal Dutch Shell	1.68
Amgen	1.65
Amazon	1.60

Common stocks — 88.91%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 13.96%
Comcast Corp., Class A	9,857,507	$368,474	1.73%
Comcast Corp., Class A, special nonvoting shares	1,000,000	35,950
Home Depot, Inc.	6,375,000	394,294	1.69
Amazon.com, Inc.[1]	1,490,000	374,199	1.60
Time Warner Inc.	5,856,667	280,124	1.20
Time Warner Cable Inc.	2,747,671	267,046	1.15
News Corp., Class A	10,062,700	257,001	1.10
General Motors Co.1’	7,796,330	224,768	.96
Mattel, Inc.	5,800,000	212,396	.91
Other securities		844,642	3.62
		3,258,894	13.96

Information technology — 13.72%
Microsoft Corp.	19,650,000	525,244	2.25
Oracle Corp.	12,635,000	420,998	1.80
Texas Instruments Inc.	11,083,559	342,925	1.47
Google Inc., Class A1	472,700	335,319	1.44
Apple Inc.	435,000	231,868	.99
Yahoo! Inc.[1]	9,860,000	196,214	.84
Computer Sciences Corp.	4,540,000	181,827	.78
Other securities		968,523	4.15
		3,202,918	13.72

Health care — 13.56%
Gilead Sciences, Inc.[1]	7,701,000	565,638	2.42
Amgen Inc.	4,465,400	385,453	1.65
Abbott Laboratories	3,800,000	248,900	1.07
Alexion Pharmaceuticals, Inc.[1]	2,340,000	219,515	.94
Edwards Lifesciences Corp.[1]	2,325,000	209,645	.90
Illumina, Inc.[1]	3,384,400	188,139	.81
Biogen Idec Inc.[1]	1,231,000	180,551	.77
Other securities		1,168,496	5.00
		3,166,337	13.56

Industrials — 10.31%
CSX Corp.	13,555,000	267,440	1.15
United Technologies Corp.	2,606,400	213,751	.92
United Parcel Service, Inc., Class B	2,726,400	201,017	.86
Precision Castparts Corp.	1,055,000	199,838	.85
General Dynamics Corp.	2,707,000	187,514	.80
Waste Management, Inc.	4,928,900	166,301	.71
3M Co.	1,706,000	158,402	.68
Other securities		1,013,548	4.34
		2,407,811	10.31

52  American Funds Insurance Series

Growth-Income Fund

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 9.23%
Royal Dutch Shell PLC, Class A (ADR)	3,250,000	$224,087
Royal Dutch Shell PLC, Class B2	2,780,000	98,391	1.68%
Royal Dutch Shell PLC, Class B (ADR)	1,000,000	70,890
Schlumberger Ltd.	4,690,000	324,970	1.39
EOG Resources, Inc.	2,313,353	279,430	1.20
Chevron Corp.	2,551,200	275,887	1.18
Apache Corp.	2,907,000	228,199	.98
Baker Hughes Inc.	4,000,000	163,360	.70
Other securities		489,447	2.10
		2,154,661	9.23

Consumer staples — 6.47%
Philip Morris International Inc.	6,944,500	580,838	2.49
Coca-Cola Co.	5,635,400	204,283	.87
Other securities		726,917	3.11
		1,512,038	6.47

Financials — 6.41%
Aon PLC, Class A	2,946,000	163,798	.70
Other securities		1,333,560	5.71
		1,497,358	6.41

Materials — 6.03%
Dow Chemical Co.	12,259,100	396,214	1.70
Celanese Corp., Series A	4,630,400	206,192	.88
Other securities		806,331	3.45
		1,408,737	6.03

Telecommunication services — 4.27%
AT&T Inc.	7,425,000	250,297	1.07
Verizon Communications Inc.	4,653,900	201,374	.86
Crown Castle International Corp.[1]	2,748,600	198,339	.85
Sprint Nextel Corp., Series 1[1]	28,690,000	162,672	.70
Other securities		183,302	.79
		995,984	4.27

Utilities — 0.92%
Other securities		215,567	.92

Miscellaneous — 4.03%
Other common stocks in initial period of acquisition		942,083	4.03
Total common stocks (cost: $15,335,198,000)		20,762,388	88.91

American Funds Insurance Series  53

Growth-Income Fund

Preferred securities — 0.07%		Value (000)	Percent of net assets
Financials — 0.07%
Other securities		$17,000	.07%
Total preferred securities (cost: $15,000,000)		17,000	.07

Rights & warrants — 0.01%

	Shares
Consumer discretionary — 0.01%
General Motors Co., Series A, warrants, expire 2016[1]	79,175	1,544	.01
General Motors Co., Series B, warrants, expire 2019[1]	79,175	989
Total rights & warrants (cost: $3,908,000)		2,533	.01

Convertible securities — 0.33%

Consumer discretionary — 0.09%
General Motors Co., Series B, 4.75% convertible preferred 2013	465,095	20,525	.09

Other — 0.14%
Other securities		34,080	.14

Miscellaneous — 0.10%
Other convertible securities in initial period of acquisition		23,758	.10
Total convertible securities (cost: $63,785,000)		78,363	.33

Bonds, notes & other debt instruments — 0.26%

Other — 0.26%
Other securities		59,756	.26
Total bonds, notes & other debt instruments (cost: $51,327,000)		59,756	.26

54  American Funds Insurance Series

Growth-Income Fund

Short-term securities — 10.15%	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.08%–0.19% due 1/22–5/20/2013	$696,300	$696,195	2.98%
Fannie Mae 0.115%–0.17% due 1/14–5/29/2013	593,400	593,337	2.54
Federal Home Loan Bank 0.12%–0.165% due 1/4–6/19/2013	363,900	363,841	1.56
U.S. Treasury Bills 0.109%–0.155% due 1/24–5/16/2013	270,800	270,755	1.16
Coca-Cola Co. 0.15%–0.26% due 1/14–1/25/2013[3]	91,600	91,594	.39
Google Inc. 0.15% due 1/4/2013[3]	21,100	21,100	.09
Other securities		333,451	1.43
Total short-term securities (cost: $2,369,831,000)		2,370,273	10.15
Total investment securities (cost: $17,839,049,000)		23,290,313	99.73
Other assets less liabilities		62,218	.27
Net assets		$23,352,531	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $8,025,000, a cost of $6,000,000, and which represented .03% of the net assets of the fund) was acquired on 6/28/2012 through a private placement transaction exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2012 (000)
Computer Sciences Corp.[4]	—	8,034,513	3,494,513	4,540,000	$3,543	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,286,123,000, which represented 5.51% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $348,184,000, which represented 1.49% of the net assets of the fund.
[4]	Unaffiliated issuer at 12/31/2012.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series  55

International Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Philip Morris International	4.27%
British American Tobacco	4.01
BP	2.58
National Grid	2.02
SSE	1.89
GDF SUEZ	1.72
Jardine Matheson Holdings	1.68
Ziggo	1.55
Singapore Telecommunications	1.41
SOFTBANK	1.37

Common stocks — 86.67%	Shares	Value (000)	Percent of net assets
Consumer staples — 16.03%
Philip Morris International Inc.	218,340	$18,262	4.27%
British American Tobacco PLC[1]	338,600	17,157	4.01
Anheuser-Busch InBev NV1	64,500	5,637	1.32
Pernod Ricard SA1	34,400	4,045	.94
Imperial Tobacco Group PLC[1]	87,600	3,383	.79
Danone SA1	48,900	3,231	.76
Nestlé SA1	49,550	3,229	.75
Other securities		13,658	3.19
		68,602	16.03

Financials — 13.94%
Nordea Bank AB1	477,000	4,568	1.07
Link Real Estate Investment Trust[1]	845,000	4,226	.99
Sberbank of Russia (ADR)[1]	218,500	2,716	.97
Sberbank of Russia (GDR)[1,2]	116,832	1,452
Chongqing Rural Commercial Bank Co., Ltd., Class H1	7,195,000	4,005	.94
BNP Paribas SA1	70,400	3,968	.93
Prudential PLC[1]	249,750	3,485	.81
Japan Real Estate Investment Corp.[1]	316	3,100	.72
Axis Bank Ltd.[1]	122,200	3,056	.71
Westfield Group[1]	189,500	2,091	.49
Other securities		26,988	6.31
		59,655	13.94

Consumer discretionary — 11.54%
H & M Hennes & Mauritz AB, Class B1	122,400	4,253	1.00
NEXT PLC[1]	52,700	3,253	.76
Isuzu Motors Ltd.[1]	525,000	3,127	.73
WPP PLC[1]	210,100	3,054	.71
Other securities		35,703	8.34
		49,390	11.54

Telecommunication services — 9.53%
Ziggo NV1	205,654	6,647	1.55
Singapore Telecommunications Ltd.[1]	2,222,000	6,043	1.41
SOFTBANK CORP.[1]	159,700	5,844	1.37
China Communications Services Corp. Ltd., Class H1	7,054,800	4,099	.96
TeliaSonera AB1	587,000	3,998	.93
OJSC Mobile TeleSystems (ADR)	199,200	3,715	.87
Other securities		10,445	2.44
		40,791	9.53

56  American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)	Percent of net assets
Utilities — 9.21%
National Grid PLC[1]	756,265	$8,663	2.02%
SSE PLC[1]	350,350	8,097	1.89
GDF SUEZ[1]	357,099	7,358	1.72
PT Perusahaan Gas Negara (Persero) Tbk[1]	10,741,500	5,141	1.20
Power Assets Holdings Ltd.[1]	482,500	4,135	.97
ENN Energy Holdings Ltd.[1]	810,000	3,541	.83
Other securities		2,474	.58
		39,409	9.21

Industrials — 7.00%
Jardine Matheson Holdings Ltd.[1]	115,700	7,196	1.68
VINCI SA1	94,300	4,488	1.05
AB Volvo, Class B1	249,800	3,445	.81
ASSA ABLOY AB, Class B1	89,900	3,385	.79
Other securities		11,392	2.67
		29,906	7.00

Health care — 6.18%
Novartis AG1	90,970	5,759	1.35
Fresenius SE & Co. KGaA[1]	37,000	4,258	.99
Sonic Healthcare Ltd.[1]	294,475	4,112	.96
Fresenius Medical Care AG & Co. KGaA[1]	43,100	2,978	.70
Other securities		9,351	2.18
		26,458	6.18

Energy — 5.19%
BP PLC[1]	1,592,651	11,035	2.58
BG Group PLC[1]	234,000	3,924	.92
Other securities		7,249	1.69
		22,208	5.19

Information technology — 4.88%
TPK Holding Co., Ltd.[1]	237,000	4,233	.99
Quanta Computer Inc.[1]	1,633,020	3,860	.90
Samsung Electronics Co. Ltd.[1]	2,570	3,678	.86
Other securities		9,109	2.13
		20,880	4.88

Materials — 3.15%
Nitto Denko Corp.[1]	80,900	3,980	.93
Other securities		9,493	2.22
		13,473	3.15

Miscellaneous — 0.02%
Other common stocks in initial period of acquisition		97	.02
Total common stocks (cost: $331,110,000)		370,869	86.67

American Funds Insurance Series  57

International Growth and Income Fund

Bonds, notes & other debt instruments — 4.50%	Principal amount (000)	Value (000)	Percent of net assets
Telecommunication services — 1.02%
MTS International Funding Ltd. 8.625% 2020[2]	$2,224	$2,816	.66%
Other securities		1,549	.36
		4,365	1.02

Financials — 0.68%
Westfield Group 4.625% 2021[2]	2,385	2,673	.62
Other securities		236	.06
		2,909	.68

Other — 2.80%
Other securities		11,993	2.80
Total bonds, notes & other debt instruments (cost: $17,382,000)		19,267	4.50

Short-term securities — 10.37%

U.S. Treasury Bills 0.128%–0.138% due 3/21–6/6/2013	15,900	15,897	3.71
Variable Funding Capital Corp. 0.17% due 1/23/2013[2]	10,000	9,999	2.34
Freddie Mac 0.15% due 5/21/2013	7,500	7,497	1.75
Bank of Nova Scotia 0.02% due 1/2/2013	4,700	4,700	1.10
Federal Home Loan Bank 0.152% due 4/1/2013	3,900	3,900	.91
Other securities		2,400	.56
Total short-term securities (cost: $44,387,000)		44,393	10.37
Total investment securities (cost: $392,879,000)		434,529	101.54
Other assets less liabilities		(6,599)	(1.54)
Net assets		$427,930	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $331,454,000, which represented 77.46% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,290,000, which represented 3.81% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements

58  American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Comcast	2.25%
Gilead Sciences	2.03
Kinder Morgan	2.03
Home Depot	1.96
Merck	1.94
Oracle	1.82
Chevron	1.58
ACE	1.49
Goldman Sachs Group	1.48
Boeing	1.45

Common stocks — 71.56%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 10.98%
Comcast Corp., Class A	7,500,000	$280,350	2.25%
Home Depot, Inc.	3,950,000	244,308	1.96
VF Corp.	700,000	105,679	.85
General Motors Co.[1]	3,500,000	100,905	.81
Amazon.com, Inc.[1]	400,000	100,456	.80
DIRECTV[1]	1,850,000	92,796	.74
SES SA, Class A (FDR)[2]	3,000,000	86,786	.70
Other securities		357,687	2.87
		1,368,967	10.98

Financials — 10.58%
ACE Ltd.	2,320,000	185,136	1.49
Goldman Sachs Group, Inc.	1,450,000	184,962	1.48
American Express Co.	2,600,000	149,448	1.20
American Tower Corp.	1,700,000	131,359	1.05
JPMorgan Chase & Co.	2,500,000	109,925	.88
Citigroup Inc.	2,750,000	108,790	.87
Bank of America Corp.	8,000,000	92,800	.75
Other securities		355,831	2.86
		1,318,251	10.58

Health care — 9.79%
Gilead Sciences, Inc.[1]	3,450,000	253,402	2.03
Merck & Co., Inc.	5,900,000	241,546	1.94
Baxter International Inc.	2,360,000	157,318	1.26
Johnson & Johnson	2,175,000	152,467	1.22
Cardinal Health, Inc.	3,340,000	137,541	1.11
Bristol-Myers Squibb Co.	3,600,000	117,324	.94
UnitedHealth Group Inc.	1,500,000	81,360	.65
Other securities		79,566	.64
		1,220,524	9.79

Energy — 8.71%
Kinder Morgan, Inc.	7,140,000	252,256	2.03
Chevron Corp.	1,825,000	197,356	1.58
Noble Energy, Inc.	800,000	81,392	.65
Other securities		554,349	4.45
		1,085,353	8.71

American Funds Insurance Series  59

Asset Allocation Fund

Common stocks	Shares	Value (000)	Percent of net assets
Information technology — 8.24%
Oracle Corp.	6,800,000	$226,576	1.82%
Microsoft Corp.	6,200,000	165,726	1.33
ASML Holding NV (New York registered)	1,732,500	111,591	.90
Texas Instruments Inc.	3,500,000	108,290	.87
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,270,000	107,593	.86
VeriSign, Inc.[1]	2,000,000	77,640	.62
Other securities		228,959	1.84
		1,026,375	8.24

Industrials — 7.37%
Boeing Co.	2,400,000	180,864	1.45
Lockheed Martin Corp.	1,815,000	167,506	1.35
General Electric Co.	5,300,000	111,247	.89
Canadian Pacific Railway Ltd.	900,000	91,294	.73
Parker-Hannifin Corp.	1,000,000	85,060	.68
Other securities		282,141	2.27
		918,112	7.37

Materials — 5.28%
FMC Corp.	2,500,000	146,300	1.17
Sealed Air Corp.	5,000,000	87,550	.70
LyondellBasell Industries NV, Class A	1,500,000	85,635	.69
Dow Chemical Co.	2,500,000	80,800	.65
Other securities		257,682	2.07
		657,967	5.28

Consumer staples — 4.67%
Nestlé SA (ADR)	1,250,000	81,462	1.09
Nestlé SA2	830,000	54,095
Unilever NV (New York registered)	3,445,000	131,944	1.06
Wal-Mart Stores, Inc.	1,725,000	117,697	.94
Other securities		197,119	1.58
		582,317	4.67

Utilities — 2.20%
Edison International	1,980,000	89,476	.72
PG&E Corp.	1,910,000	76,744	.62
Other securities		107,523	.86
		273,743	2.20

Telecommunication services — 1.34%
SOFTBANK CORP.[2]	2,950,000	107,946	.87
Other securities		58,992	.47
		166,938	1.34

Miscellaneous — 2.40%
Other common stocks in initial period of acquisition		299,250	2.40
Total common stocks (cost: $6,823,836,000)		8,917,797	71.56

60  American Funds Insurance Series

Asset Allocation Fund

Rights & warrants — 0.01%	Value (000)	Percent of net assets
Consumer discretionary — 0.01%
Other securities	$701	.01%
Total rights & warrants (cost: $432,000)	701	.01

Convertible securities — 0.02%
Consumer discretionary — 0.02%
Other securities	3,136	.02
Total convertible securities (cost: $1,973,000)	3,136	.02

Bonds, notes & other debt instruments — 20.88%

	Principal
	amount
	(000)
U.S. Treasury bonds & notes — 6.74%
U.S. Treasury — 6.17%
1.375% 2013	$89,458	89,877	.72
0.75%–7.25% 2013–2041	593,567	678,534	5.45
		768,411	6.17

U.S. Treasury inflation-protected securities[3] — 0.57%
0.125%–1.875% 2013–2042	65,985	71,065	.57
Total U.S. Treasury bonds & notes		839,476	6.74

Mortgage-backed obligations[4] — 5.75%
Fannie Mae 0%–7.50% 2021–2047[5]	512,891	549,567	4.41
Freddie Mac 1.73%–6.801% 2019–2041[5]	78,057	83,048	.67
Other securities		83,718	.67
		716,333	5.75

Health care — 1.30%
Cardinal Health, Inc. 5.80% 2016	4,500	5,218	.04
Gilead Sciences, Inc. 3.05% 2016	4,300	4,608	.04
Other securities		152,184	1.22
		162,010	1.30

Financials — 1.13%
JPMorgan Chase & Co. 3.25%–3.45% 2016–2022	6,500	6,811	.06
Murray Street Investment Trust I 4.647% 2017	5,000	5,412	.04
American Tower Corp. 4.625% 2015	3,595	3,823	.03
Other securities		124,654	1.00
		140,700	1.13

American Funds Insurance Series   61

Asset Allocation Fund

Bonds, notes & other debt instruments

	Principal amount	Value	Percent of net
	(000)	(000)	assets
Consumer discretionary — 0.86%
Comcast Corp. 5.65%–6.95% 2035–2037	$6,875	$ 9,011	.07%
Other securities		98,128	.79
		107,139	.86
Federal agency bonds & notes — 0.44%™
Freddie Mac 0.75%–2.50% 2016–2018	37,000	38,291	.31
Fannie Mae 6.25% 2029	9,575	13,738	.11
Other securities		3,129	.02
		55,158	.44
Other — 4.66%
Other securities		581,165	4.66
Total bonds, notes & other debt instruments (cost: $2,484,265,000)		2,601,981	20.88

Short-term securities — 9.26%

Freddie Mac 0.10%–0.18% due 1/9–5/20/2013	301,200	301,168	2.42
Fannie Mae 0.12%–0.18% due 2/20–7/1/2013	171,500	171,474	1.37
Federal Home Loan Bank 0.085%–0.21% due 1/11–7/17/2013	146,650	146,618	1.18
U.S. Treasury Bills 0.115%–0.155% due 1/24–5/2/2013	144,200	144,180	1.16
Wal-Mart Stores, Inc. 0.10% due 1/22–1/24/2013[6]	58,700	58,696	.47
Chariot Funding, LLC 0.16% due 1/3/2013[6]	13,900	13,900	.11
Other securities		317,452	2.55
Total short-term securities (cost: $1,153,343,000)		1,153,488	9.26
Total investment securities (cost: $10,463,849,000)		12,677,103	101.73
Other assets less liabilities		(215,464)	(1.73)
Net assets		$12,461,639	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $2,383,000, a cost of $4,464,000, and which represented .02% of the net assets of the fund) was acquired from 6/22/2011 to 9/9/2011 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.

2 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $467,748,000, which represented 3.75% of the net assets of the fund. This amount includes $459,686,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3 Index-linked bond whose principal amount moves with a government price index.

4 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5 Coupon rate may change periodically.

6 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $591,080,000, which represented 4.74% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements

62  American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Amazon	1.50%
Taiwan Semiconductor Manufacturing	1.41
General Electric	1.33
SES	1.27
Merck	1.26

Largest fixed-income holdings by issuer	Percent of net assets
Fannie Mae	4.61%
U.S. Treasury	3.65
Japanese Government	3.06
German Government	1.99
Polish Government	1.82

Common stocks — 61.33%

Consumer staples — 8.34%	Shares	Value (000)	Percent of net assets
Nestlé SA1	28,240	$1,841	1.22%
Anheuser-Busch InBev NV (ADR)	8,750	765	.99
Anheuser-Busch InBev NV1	8,300	725
Lorillard, Inc.	11,300	1,318	.87
Pernod Ricard SA1	9,770	1,149	.76
Procter & Gamble Co.	16,650	1,130	.75
Altria Group, Inc.	28,000	880	.58
Other securities		4,796	3.17
		12,604	8.34

Industrials — 7.97%
General Electric Co.	95,800	2,011	1.33
Siemens AG1	13,800	1,500	.99
Schneider Electric SA1	19,000	1,417	.94
Atlas Copco AB, Class B1	42,900	1,052	.70
Cummins Inc.	9,100	986	.65
Aggreko PLC[1]	33,300	955	.63
Other securities		4,124	2.73
		12,045	7.97

Consumer discretionary — 7.79%
Amazon.com, Inc.[2]	9,030	2,268	1.50
SES SA, Class A (FDR)[1]	66,200	1,915	1.27
Home Depot, Inc.	21,830	1,350	.89
Hyundai Mobis Co., Ltd.[1]	4,640	1,259	.83
Truworths International Ltd.[1]	70,000	908	.60
Other securities		4,078	2.70
		11,778	7.79

Financials — 7.75%
HSBC Holdings PLC (United Kingdom)[1]	166,500	1,761	1.17
HCP, Inc.	26,120	1,180	.78
Industrial and Commercial Bank of China Ltd., Class H1	1,170,000	844	.56
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[2]	51,000	825	.55
Other securities		7,097	4.69
		11,707	7.75

Energy — 6.26%
Royal Dutch Shell PLC, Class B1	53,470	1,892	1.25
Chevron Corp.	14,930	1,615	1.07
Husky Energy Inc.	54,450	1,609	1.06
Kinder Morgan, Inc.	38,000	1,343	.89
Other securities		3,002	1.99
		9,461	6.26

American Funds Insurance Series  63

Global Balanced Fund

Common stocks
Health care — 5.61%	Shares	Value (000)	Percent of net assets
Merck & Co., Inc.	46,520	$1,904	1.26%
Bristol-Myers Squibb Co.	55,310	1,803	1.19
Other securities		4,768	3.16
		8,475	5.61

Information technology — 5.33%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	637,000	2,132	1.41
ASML Holding NV1	22,869	1,481	.98
Oracle Corp.	44,020	1,467	.97
Other securities		2,970	1.97
		8,050	5.33

Materials — 3.93%
MeadWestvaco Corp.	34,000	1,083	.72
Cliffs Natural Resources Inc.	22,500	868	.57
Other securities		3,993	2.64
		5,944	3.93

Telecommunication services — 3.54%
OJSC MegaFon (GDR)[1,2,3]	43,000	1,023	.77
OJSC MegaFon (GDR)[1,2]	6,000	143
Advanced Info Service PCL[1]	150,100	1,033	.68
Other securities		3,154	2.09
		5,353	3.54

Utilities — 1.26%
Power Assets Holdings Ltd.[1]	124,000	1,063	.70
Other securities		843	.56
		1,906	1.26

Miscellaneous — 3.55%
Other common stocks in initial period of acquisition		5,370	3.55
Total common stocks (cost: $83,188,000)		92,693	61.33

Preferred securities — 0.11%

Financials — 0.11%
Other securities		166	.11
Total preferred securities (cost: $150,000)		166	.11

Convertible securities — 0.86%

	Principal amount (000)
Consumer staples — 0.86%
Shoprite Holdings Ltd., 6.50% convertible notes 2017	ZAR8,500	1,304	.86
Total convertible securities (cost: $1,101,000)		1,304	.86

64  American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments — 32.02%

	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Bonds & notes of governments & government agencies outside the U.S. — 15.49%
Japanese Government:
Series 296, 1.50% 2018	¥155,000	$1,917
Series 310, 1.00% 2020	158,000	1,893	3.06%
1.30%–2.30% 2015–2042	67,500	811
German Government 2.00%–6.25% 2014–2042	€1,960	3,006	1.99
Polish Government:
Series 1020, 5.25% 2020	PLN3,850	1,398
5.25%–5.75% 2014–2021	3,130	1,125	1.82
5.00%–5.125% 2021–2022	$200	237
United Mexican States Government:
Series M10, 7.75% 2017	MXN10,500	906	1.68
3.50%–10.00% 2015–2040[4]	17,524	1,634
United Kingdom 3.75%–5.00% 2019–2040	£755	1,553	1.03
Other securities		8,934	5.91
		23,414	15.49

Corporate bonds & notes — 7.82%
Financials — 2.70%
HSBC Holdings PLC 4.00% 2022	$100	110	.07
Other securities		3,963	2.63
		4,073	2.70

Energy — 1.32%
Chevron Corp. 2.355% 2022	150	150	.10
Shell International Finance BV 1.125% 2017	100	100	.07
Other securities		1,750	1.15
		2,000	1.32

Consumer staples — 0.97%
Anheuser-Busch InBev NV 0.70%–7.75% 2014–2019[5]	235	256	.17
Other securities		1,209	.80
		1,465	.97

Industrials — 0.55%
General Electric Capital Corp. 0.981%–7.125% 2014–2022[5]	380	401	.26
Other securities		435	.29
		836	.55

Other corporate bonds & notes — 2.28%
Other securities		3,451	2.28
Total corporate bonds & notes		11,825	7.82

Mortgage-backed obligations[6] — 5.06%
Fannie Mae:
3.00% 2028	1,175	1,240
3.50% 2028	1,040	1,103	4.61
3.00% 2043	1,000	1,048
2.50%–6.00% 2028–2043	3,324	3,583
Other securities		678	.45
		7,652	5.06

American Funds Insurance Series  65

Global Balanced Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 3.65%
U.S. Treasury — 3.57%
4.50% 2016	$750	$845	3.57%
1.25%–8.875% 2015–2042	4,308	4,546
		5,391	3.57

U.S. Treasury inflation-protected security — 0.08%
0.75% 2042[4]	102	112	.08
Total U.S. Treasury bonds & notes		5,503	3.65
Total bonds, notes & other debt instruments (cost: $47,007,000)		48,394	32.02

Short-term securities — 9.43%

Old Line Funding, LLC 0.20% due 1/9/2013[3]	3,200	3,200	2.12
Regents of the University of California 0.17% due 3/12/2013	2,800	2,799	1.85
Bank of Nova Scotia 0.02% due 1/2/2013	2,700	2,700	1.79
Private Export Funding Corp. 0.26% due 6/18/2013[3]	1,500	1,497	.99
BNZ International Funding Ltd. 0.20% due 1/7/2013[3]	1,450	1,450	.96
Federal Home Loan Bank 0.11% due 3/6/2013	1,300	1,300	.86
GlaxoSmithKline Finance PLC 0.17% due 2/13/2013[3]	1,300	1,300	.86
Total short-term securities (cost: $14,246,000)		14,246	9.43
Total investment securities (cost: $145,692,000)		156,803	103.75
Other assets less liabilities		(5,664)	(3.75)
Net assets		$151,139	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

66  American Funds Insurance Series

Global Balanced Fund

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation) at
	Settlement date	Counterparty	Receive (000)	Deliver (000)	12/31/2012 (000)
Purchases:
Euros	1/11/2013	HSBC Bank	€328	$424	$9
Euros	1/14/2013	Bank of New York Mellon	€232	$303	3
Euros	1/15/2013	JPMorgan Chase	€317	$416	3
Euros	1/15/2013	Bank of New York Mellon	€308	$399	7
Euros	1/31/2013	Barclays Bank PLC	€306	$405	(1)
Japanese yen	1/9/2013	HSBC Bank	¥23,400	$286	(16)
Japanese yen	1/11/2013	Citibank	¥100,000	$1,219	(64)
					$(59)

Sales:
Euros	1/17/2013	Citibank	¥55,058	€500	$(24)
Forward currency contracts – net					$(83)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $47,516,000, which represented 31.44% of the net assets of the fund. This amount includes $47,031,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,958,000, which represented 7.25% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts
£ = British pounds
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
PLN = Polish zloty
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series  67

Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets
Fannie Mae	26.12%
U.S. Treasury	24.42
Freddie Mac	5.14
Government National Mortgage Assn.	.98
United Mexican States Government	.77
J.P. Morgan Chase Commercial Mortgage Securities Corp.	.75
Federal Home Loan Bank	.68
J.P. Morgan Chase Commercial Mortgage Securities Trust	.51
AbbVie	.49
Express Scripts	.47

Bonds, notes & other debt instruments — 93.71%	Principal amount (000)	Value (000)	Percent of net assets

Mortgage-backed obligations[1] — 34.14%
Fannie Mae:
2.50% 2027	$66,832	$69,958
2.50% 2027	31,954	33,593
3.00% 2027	60,599	64,066
2.50% 2028	129,030	134,957
3.50% 2028	142,055	150,734
6.00% 2038	71,152	77,937
6.00% 2038	51,787	56,705
6.00% 2039	33,510	36,692	25.60%
4.00% 2041	47,146	50,620
3.50% 2042	136,799	147,118
3.50% 2042	34,225	36,652
3.00% 2043	404,070	423,516
5.00% 2043	87,000	94,246
6.00% 2043	66,521	72,664
2.14%–9.631% 2022–2043[2]	784,045	844,275
Freddie Mac:
5.50% 2038	61,643	66,601	3.97
0%–5.50% 2018–2042[2]	268,032	289,258
Government National Mortgage Assn. 3.50% 2043	48,598	52,816	.59
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	40,209	46,276	.51
Other securities		310,647	3.47
		3,059,331	34.14

U.S. Treasury bonds & notes — 24.42%
U.S. Treasury — 21.81%

1.125% 2013	103,298	103,768
1.25% 2014	191,286	193,520
2.125% 2015	67,500	71,033
0.875% 2016	45,440	46,077
1.00% 2016	50,710	51,669
4.625% 2016	30,000	34,712
7.50% 2016	35,000	44,361
0.625% 2017	52,285	52,212
0.875% 2017	60,630	61,409
1.00% 2017	150,245	152,892
8.75% 2017	75,000	101,408	21.81
1.00% 2019	57,250	56,855
8.75% 2020	40,000	61,897
8.00% 2021	25,000	38,576
1.625% 2022	286,825	283,383
6.00% 2026	30,975	44,759
6.125% 2027	25,000	37,076
3.75% 2041	46,845	54,860
3.00% 2042	81,500	82,722
3.125% 2042	35,000	36,460
0.50%–7.625% 2016–2042[3]	313,624	344,705
		1,954,354	21.81

68  American Funds Insurance Series

Bond Fund

Bond notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury inflation-protected securities[4] — 2.61%

0.125% 2016	$37,989	$40,005
0.125% 2017	102,099	109,324	2.61%
0.125%–2.898% 2013–2042	78,014	84,462
		233,791	2.61
Total U.S. Treasury bonds & notes		2,188,145	24.42

Energy — 4.00%
Chevron Corp. 1.104%–4.95% 2017–2019	10,875	12,768	.14
Other securities		345,662	3.86
		358,430	4.00
Industrials — 2.95%
Volvo Treasury AB 5.95% 2015[5]	34,000	37,123	.41
Other securities		227,163	2.54
		264,286	2.95
Federal agency bonds & notes — 2.87%
Freddie Mac:
1.25% 2019	48,500	48,360	1.17
0.375%–5.00% 2013–2015	55,000	56,087
Federal Home Loan Bank 1.00%–5.50% 2013–2017	58,940	60,797	.68
Fannie Mae 0.50%–5.375% 2013–2016	45,280	46,602	.52
Other securities		44,971	.50
		256,817	2.87
Other — 25.33%
Other securities		2,270,436	25.33
Total bonds, notes & other debt instruments (cost: $8,023,626,000)		8,397,445	93.71

Preferred securities — 0.01%

Financials — 0.01%
Other securities		1,025	.01
Total preferred securities (cost: $785,000)		1,025	.01

Common stocks — 0.00%

Consumer discretionary — 0.00%
Other securities		272	.00
Total common stocks (cost: $1,020,000)		272	.00

American Funds Insurance Series   69

Bond Fund

Short-term securities — 13.79%	Principal amount (000)	Value (000)	Percent of net assets

Freddie Mac 0.06%–0.16% due 1/7–4/9/2013	$313,525	$313,513	3.50%
Federal Home Loan Bank 0.08%–0.18% due 1/7–4/24/2013	299,950	299,924	3.35
Fannie Mae 0.08%–0.16% due 1/7–6/12/2013	191,500	191,484	2.14
Chevron Corp. 0.12% due 1/7/2013[5]	85,000	84,996	.95
Jupiter Securitization Co., LLC 0.20%–0.21% due 1/8–3/12/2013[5]	71,100	71,083	.79
Coca-Cola Co. 0.13%–0.20% due 1/16–4/15/2013[5]	62,000	61,978	.69
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[5]	50,000	49,998	.56
Merck & Co. Inc. 0.10% due 1/31/2013[5]	42,000	41,996	.47
Medtronic Inc. 0.16% due 1/17/2013[5]	40,850	40,846	.46
Other securities		79,241	.88
Total short-term securities (cost: $1,235,008,000)		1,235,059	13.79
Total investment securities (cost: $9,260,439,000)		9,633,801	107.51
Other assets less liabilities		(672,966)	(7.51)
Net assets		$8,960,835	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,518,000, which represented .04% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation at
			Receive	Deliver	12/31/2012
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/7/2013	Bank of New York Mellon	$3,874	€3,000	$(78)
Euros	1/11/2013	Citibank	$14,185	€10,930	(243)
Euros	1/25/2013	UBS AG	$2,795	€2,110	10
Japanese yen	1/25/2013	UBS AG	$22,753	¥1,877,036	731
Mexican pesos	1/10/2013	UBS AG	$28,647	MXN373,456	(218)
Mexican pesos	1/10/2013	HSBC Bank	$3,661	MXN47,709	(26)
Mexican pesos	1/10/2013	HSBC Bank	$9,170	MXN119,490	(65)
Swedish kronor	1/7/2013	Barclays Bank PLC	$2,852	SKr18,881	(51)
Swedish kronor	1/22/2013	Barclays Bank PLC	$2,143	SKr14,267	(50)
					$10

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically.
3	A portion of a security in this range was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $278,000, which represented less than .01% of the net assets of the fund.
4	Index-linked bond whose principal amount moves with a government price index.
5	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,106,644,000, which represented 12.35% of the net assets of the fund.

Key to abbreviations and symbols

€ = Euros

¥ = Japanese yen

MXN = Mexican pesos

SKr = Swedish kronor

See Notes to Financial Statements

70  American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets
Japanese Government	10.87%
Fannie Mae	9.96
U.S. Treasury	9.86
Swedish Government	4.71
Polish Government	4.43
United Mexican States Government	4.27
German Government	3.27
South Korean Government	2.77
Spanish Government	2.77
United Kingdom Government	2.09

Bonds, notes & other debt instruments — 94.84%	Principal amount (000)	Value (000)		Percent of net assets
Euros — 15.23%
German Government:
4.25% 2017	€12,400	US$	19,312
2.00% 2022	11,090		15,650	3.27%
6.25% 2030	7,400		15,796
1.50%–5.625% 2015–2040[1]	22,316		35,017
Spanish Government:
3.80% 2017	13,600		17,936
5.50% 2017	22,965		32,144	2.77
5.50% 2021	12,125		16,436
4.20% 2037	5,800		6,147
Italian Government:
4.75% 2017	15,590		21,979	1.76
4.75%–5.50% 2017–2040	17,475		24,289
Austrian Government, Series 2, 4.65% 2018	20,150		31,839	1.21
Netherlands Government Eurobond:
4.25% 2013	13,000		17,542	1.14
3.75%–4.50% 2017–2042	7,375		12,278
Hungarian Government 3.875%–6.00% 2018–2020	5,400		7,319	.28
Canadian Government 3.50% 2020	4,000		6,278	.24
Other securities			119,502	4.56
			399,464	15.23

Japanese yen — 10.87%
Japanese Government:
Series 269, 1.30% 2015	¥5,047,000		59,819
Series 284, 1.70% 2016	3,883,500		47,609
Series 299, 1.30% 2019	4,898,550		60,060	10.87
Series 310, 1.00% 2020	4,814,900		57,676
Series 21, 2.30% 2035	1,330,000		16,666
0.70%–2.40% 2013–2038	3,623,800		43,333
			285,163	10.87

Swedish kronor — 4.71%
Swedish Government:
Series 1051, 3.75% 2017	SKr308,920		53,431
Series 105, 3.50% 2022	187,180		33,725	4.71
3.50%–6.75% 2014–2028[1]	190,537		36,304
			123,460	4.71

Polish zloty — 4.20%
Polish Government:
Series 0414, 5.75% 2014	PLN 64,500		21,544
Series 1017, 5.25% 2017	158,325		55,796	4.20
5.75% 2022	42,790		16,219
5.25%–5.75% 2020–2021	45,000		16,650
			110,209	4.20

American Funds Insurance Series  71

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)		Percent of net assets
Mexican pesos — 4.19%
United Mexican States Government:
Series M, 6.25% 2016	MXN225,500	US$	18,188
Series M10, 7.25% 2016	235,000		19,658
Series M, 8.00% 2020	170,000		15,499	4.19%
Series M30, 10.00% 2036	155,000		17,369
Series M30, 5.00%–9.50% 2014–2017	476,400		39,120
			109,834	4.19

South Korean won — 2.74%
South Korean Government:
3.75% 2013	KRW 7,250,000		6,802
Series 1703, 3.50% 2017	17,300,000		16,533	2.74
5.50% 2017	30,934,300		32,111
5.75% 2018	15,457,680		16,517
			71,963	2.74

British pounds — 2.26%
United Kingdom:
3.75% 2021	£11,620		22,178	2.09
1.75%–5.00% 2016–2040	17,630		32,709
Other securities			4,537	.17
			59,424	2.26

Norwegian kroner — 1.89%
Norwegian Government:
5.00% 2015	NKr 65,000		12,657
4.25% 2017	105,210		21,134	1.89
4.50% 2019	74,610		15,686
			49,477	1.89

Canadian dollars — 1.67%
Canadian Government 2.00%–4.50% 2014–2021	C$23,935		26,202	1.00
Other securities			17,575	.67
			43,777	1.67

Malaysian ringgits — 1.26%
Malaysian Government:
Series 0210, 4.012% 2017	MYR41,000		13,861	1.26
3.814%–5.094% 2014–2018	56,860		19,103
			32,964	1.26

Singapore dollars — 0.88%
Singapore (Republic of) 3.75% 2016	S$24,885		22,963	.88

Hungarian forints — 0.80%
Hungarian Government 6.75%–7.00% 2017–2022	HUF4,370,000		20,858	.80

Australian dollars — 0.65%
Queensland Treasury Corp., Series 15, 6.00% 2015	A$12,000		13,448	.51
Other securities			3,494	.14
			16,942	.65

72  American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)		Percent of net assets
U.S. dollars — 41.74%
Fannie Mae:
2.50% 2028[2]	US$	20,290	US$	21,222
3.00% 2043[2]		65,330		68,474	9.96%
6.00% 2043[2]		16,648		18,185
2.184%–6.50% 2022–2043[2,3]		143,439		153,474
U.S. Treasury:
1.25% 2014		17,430		17,634
2.625% 2016[4]		21,250		22,741
0.625% 2017		15,065		15,044
0.875% 2017		14,860		15,051	8.89
1.00% 2017		19,495		19,838
1.625% 2022		16,057		15,864
3.00% 2042		15,000		15,225
0.625%–6.50% 2013–2041		100,082		111,625
U.S. Treasury Inflation-Protected Securities:
0.125%–1.875% 2013–2042[1]		23,947		25,517	.97
Freddie Mac 0%–6.50% 2016–2042[2,3]		43,197		45,283	1.73
Polish Government 5.00%–6.375% 2019–2022		4,910		5,998	.23
United Mexican States Government Global 5.95% 2019		1,660		2,050	.08
Hungarian Government 6.25% 2020		1,400		1,552	.06
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[5]		1,240		1,292	.05
South Korean Government 5.75% 2014		700		744	.03
Other securities				517,857	19.74
				1,094,670	41.74

Other currencies — 1.75%
Other securities				45,994	1.75
Total bonds, notes & other debt instruments (cost: $2,362,709,000)				2,487,162	94.84

Common stocks — 0.00%
U.S. dollars — 0.00%
Other securities				—[6]	.00
Total common stocks (cost: $0)				—[6]	.00

Short-term securities — 8.56%

Freddie Mac 0.07%–0.14% due 2/27–5/1/2013		56,300		56,290	2.15
Commonwealth Bank of Australia 0.20% due 1/8/2013[5]		30,000		29,999	1.14
Federal Home Loan Bank 0.125%–0.152% due 3/4-4/1/2013		28,500		28,499	1.09
Private Export Funding Corp. 0.26% due 6/18/2013[5]		22,300		22,263	.85
Svenska Handelsbanken Inc. 0.26% due 2/15/2013[5]		22,000		21,994	.84
Fannie Mae 0.115% due 3/13/2013		21,800		21,799	.83
Bank of Nova Scotia 0.02%–0.12% due 1/2/2013		16,000		16,000	.61
Old Line Funding, LLC 0.20% due 1/9/2013[5]		15,500		15,500	.59
Other securities				12,199	.46
Total short-term securities (cost: $224,532,000)				224,543	8.56
Total investment securities (cost: $2,587,241,000)				2,711,705	103.40
Other assets less liabilities				(89,089)	(3.40)
Net assets			US$	2,622,616	100.00%

American Funds Insurance Series  73

Global Bond Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $399,000, which represented .02% of the net assets of the fund. One of these securities (which represented less than .01% of the net assets of the fund) was acquired on 4/30/2010 through a private placement transaction exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
					(depreciation) at
			Receive	Deliver	12/31/2012
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/10/2013	HSBC Bank	€17,632	$22,853	US$	423
Euros	1/18/2013	UBS AG	€18,219	$24,000	52
Euros	1/24/2013	HSBC Bank	€11,561	$15,301	(38)
Japanese yen	1/8/2013	Bank of New York Mellon	¥293,477	$3,586	(199)
Japanese yen	1/9/2013	UBS AG	¥341,432	$4,159	(218)
Japanese yen	1/15/2013	Bank of New York Mellon	¥3,000,000	$36,401	(1,769)
Japanese yen	1/15/2013	Barclays Bank PLC	¥1,240,002	$15,088	(732)
Japanese yen	1/22/2013	HSBC Bank	¥990,354	$11,834	(400)
Japanese yen	1/24/2013	HSBC Bank	¥1,156,890	$13,749	(393)
Japanese yen	1/24/2013	HSBC Bank	¥2,717,783	$32,300	(923)
Japanese yen	2/7/2013	UBS AG	¥1,096,110	$12,743		(87)
					US$	(4,284)

Sales:
British pounds	1/14/2013	UBS AG	€15,800	£12,800	US$	66
Euros	1/7/2013	HSBC Bank	$7,605	€5,810	(64)
Euros	1/8/2013	Bank of New York Mellon	¥186,366	€1,760	(172)
Euros	1/17/2013	HSBC Bank	$15,765	€12,060	(156)
Euros	1/22/2013	HSBC Bank	¥991,681	€8,995	(426)
Mexican pesos	1/10/2013	HSBC Bank	$8,559	MXN111,531	(61)
Mexican pesos	1/10/2013	HSBC Bank	$3,418	MXN44,531	(24)
Mexican pesos	1/10/2013	UBS AG	$26,739	MXN348,582		(203)
					US $	(1,040)

Forward currency contracts – net					US$	(5,324)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $4,066,000, which represented .16% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $241,301,000, which represented 9.20% of the net assets of the fund.
[6]	Amount less than one thousand.

See Notes to Financial Statements

74  American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2012

Largest holdings (by issuer)	Percent of net assets

First Data	2.93%
Sprint Nextel	2.39
Reynolds Group	2.13
Clearwire	2.00
MGM Resorts International	1.78
Realogy Holdings	1.76
CIT Group	1.59
Frontier Communications	1.54
Wind Acquisition	1.47
inVentiv Health	1.45

Bonds, notes & other debt instruments — 92.51%	Principal amount (000)	Value (000)	Percent of net assets
Consumer discretionary — 16.93%
MGM Resorts International:
5.875% 2014	$10,080	$10,534	1.78%
6.625%–8.625% 2015–2022[1]	24,425	25,920
Boyd Gaming Corp.:
9.125% 2018	9,190	9,420	1.20
6.75%–9.00% 2014–2020[1]	15,400	15,233
Univision Communications Inc.:
Term Loan B, 4.462% 2017[2,3,4]	16,240	16,005	1.01
8.50% 2021[1]	4,570	4,741
Needle Merger Sub Corp. 8.125% 2019[1]	12,955	13,246	.65
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	11,950	12,846	.63
Other securities		238,958	11.66
		346,903	16.93

Industrials — 12.89%
CEVA Group PLC 8.375%–12.75% 2016–2020[1]	25,110	21,767	1.06
Ply Gem Industries, Inc.:
9.375% 2017[1]	2,650	2,829	1.03
8.25% 2018	16,910	18,347
Hawker Beechcraft Acquisition Co., LLC:
Debtor in Possession Delayed Draw, 9.75% 2013[2,3,4]	4,026	4,088
Letter of Credit, 2.211% 2014[2,3,4]	572	310
Term Loan B, 4.25% 2014[2,3,4]	25,990	14,100	1.00
Term Loan B, 10.75% 2014[2,3,4]	1,952	1,103
8.50%–9.75% 2015–2017[5,6]	11,033	935
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	19,055	19,436	.95
BE Aerospace, Inc. 5.25% 2022	12,155	12,945	.63
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[2]	9,500	10,390	.51
DAE Aviation Holdings, Inc. 11.25% 2015[1]	10,035	10,361	.51
Euramax International, Inc. 9.50% 2016	10,880	10,200	.50
Other securities		137,482	6.70
		264,293	12.89

American Funds Insurance Series  75

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Telecommunication services — 11.25%
Sprint Nextel Corp.:
8.375% 2017	$9,250	$10,799
7.00% 2020	13,250	14,542	2.39%
6.00%–11.50% 2016–2022[1]	19,950	23,643
Clearwire Communications and Clearwire Finance, Inc.:
Series A, 12.00% 2015[1]	13,790	14,893
Series B, 12.00% 2015[1]	12,480	13,478	2.00
14.75% 2016[1]	1,250	1,722
12.00% 2017[1]	9,135	10,825
Frontier Communications Corp.:
8.25% 2017	10,150	11,774	1.54
7.125%–9.25% 2018–2023	17,475	19,801
Wind Acquisition SA:
11.75% 2017[1]	17,618	18,543
7.25% 2018[1]	5,975	6,080	1.47
7.375% 2018	€4,075	5,480
Cricket Communications, Inc.:
7.75% 2016	$17,485	18,600	1.17
7.75% 2020	5,200	5,330
LightSquared, Term Loan B, 12.00% 2014[3,4,5,6]	17,291	14,741	.72
Other securities		40,307	1.96
		230,558	11.25

Health care — 10.26%
inVentiv Health Inc.:
10.25% 2018[1]	16,890	14,737	1.45
9.00%–10.00% 2018[1]	15,910	15,033
Quintiles, Term Loan B-2, 4.50% 2018[2,3,4]	17,270	17,270	.84
VPI Escrow Corp. 6.375% 2020[1]	13,525	14,573	.71
Elan Finance PLC and Elan Finance Corp. 6.25% 2019[1]	10,350	10,867	.53
DJO Finance LLC 7.75% 2018	10,800	10,449	.51
Other securities		127,440	6.22
		210,369	10.26

Financials — 9.78%
Realogy Corp.:
Term Loan B, 4.461% 2016[2,3,4]	18,818	18,900
Letter of Credit, 4.461% 2016[2,3,4]	1,327	1,332	1.76
7.875% 2019[1]	11,850	12,976
7.625%–9.00% 2020[1]	2,500	2,874
CIT Group Inc.:
Series C, 4.75% 2015[1]	11,365	11,876
5.00% 2017	14,800	15,762	1.59
4.25%–5.50% 2017–2019[1]	4,750	5,049
iStar Financial Inc.:
Term Loan B, 5.75% 2017[2,3,4]	18,099	18,325	1.02
Series B, 9.00% 2017	2,380	2,606
International Lease Finance Corp. 4.875% 2015	16,810	17,463	.85
Other securities		93,362	4.56
		200,525	9.78

Energy — 8.48%
NGPL PipeCo LLC 9.625% 2019[1]	13,750	15,881	.77
QGOG Constellation S.A. 6.25% 2019[1]	10,950	11,443	.56
Other securities		146,442	7.15
		173,766	8.48

76  American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Materials — 8.13%
Reynolds Group Inc.:
9.875% 2019	$9,885	$10,626
5.75% 2020[1]	26,005	26,915	2.13%
7.125%–9.00% 2018–2019	5,740	6,100
Inmet Mining Corp. 8.75% 2020[1]	13,385	14,690	.71
Georgia Gulf Corp. 9.00% 2017[1]	10,593	11,838	.58
CEMEX Finance LLC 9.375% 2022[1]	8,125	9,181	.45
Other securities		87,360	4.26
		166,710	8.13

Information technology — 6.90%
First Data Corp.:
11.25% 2016	18,095	17,824
Term Loan D, 5.211% 2017[2,3,4]	6,737	6,638	2.93
12.625% 2021	9,429	9,971
6.75%–10.55% 2015–2022[1,2,6]	25,097	25,656
SRA International, Inc.:
Term Loan B, 6.50% 2018[2,3,4]	14,378	13,748	1.06
11.00% 2019	7,835	8,031
Other securities		59,589	2.91
		141,457	6.90

Consumer staples — 3.52%
Albertson’s, Inc. 7.25% 2013	460	466
SUPERVALU Inc.:
7.50% 2014	10,385	10,125	1.03
8.00% 2016	1,625	1,556
Term Loan B, 8.00% 2018[2,3,4]	8,905	9,059
Rite Aid Corp. 10.25% 2019	8,995	10,299	.50
Other securities		40,649	1.99
		72,154	3.52

Utilities — 2.83%
TXU, Term Loan, 4.713% 2017[2,3,4]	14,696	9,896	.99
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[1]	13,230	10,419
Other securities		37,622	1.84
		57,937	2.83

Other — 1.54%
Other securities		31,470	1.54
Total bonds, notes & other debt instruments (cost: $1,821,869,000)		1,896,142	92.51

American Funds Insurance Series  77

High-Income Bond Fund

Convertible securities — 0.14%		Value (000)	Percent of net assets
Other — 0.14%
Other securities		$2,877	.14%
Total convertible securities (cost: $2,335,000)		2,877	.14

Preferred securities — 0.25%

Financials — 0.25%
Other securities		5,161	.25
Total preferred securities (cost: $4,160,000)		5,161	.25

Common stocks — 0.37%

Other — 0.37%
Other securities		7,576	.37
Total common stocks (cost: $10,502,000)		7,576	.37

Rights & warrants — 0.03%

Consumer discretionary — 0.03%
Other securities		547	.03
Total rights & warrants (cost: $165,000)		547	.03

Short-term securities — 5.83%	Principal
	amount
	(000)
Federal Home Loan Bank 0.085%–0.11% due 2/15–3/20/2013	$72,800	72,795	3.55
Variable Funding Capital Company LLC 0.14% due 1/31/2013[1]	19,800	19,798	.96
Paccar Financial Corp. 0.16% due 1/17/2013	10,000	9,999	.49
Private Export Funding Corp. 0.26% due 6/12/2013[1]	9,400	9,385	.46
Other securities		7,599	.37
Total short-term securities (cost: $119,570,000)		119,576	5.83
Total investment securities (cost: $1,958,601,000)		2,031,879	99.13
Other assets less liabilities		17,838	.87
Net assets		$2,049,717	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,678,000, which represented .57% of the net assets of the fund. Some of these securities (with an aggregate value of $2,922,000, an aggregate cost of $5,656,000, and which represented .14% of the net assets of the fund) were acquired from 9/17/2009 to 12/31/2012 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

78  American Funds Insurance Series

High-Income Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount		Unrealized
					depreciation at
			Receive	Deliver	12/31/2012
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/7/2013	Bank of New York Mellon	$3,882	€3,000	$(78)
Euros	1/7/2013	JPMorgan Chase	$1,135	€875	(20)
					$(98)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $702,429,000, which represented 34.27% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $250,885,000, which represented 12.24% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series  79

Mortgage Fund

Investment portfolio December 31, 2012

Bonds, notes & other debt instruments — 86.14%	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations — 74.98%
Federal agency mortgage-backed obligations[1] — 71.38%
Government National Mortgage Assn.:
4.00% 2039	$980	$1,047
6.00% 2039	1,640	1,835
4.00% 2040	581	620
5.50% 2040	10,848	11,937
4.50% 2041	344	376
5.00% 2041	6,193	6,776
5.00% 2041	2,867	3,041	25.85%
6.50% 2041	2,960	3,350
3.00% 2042	624	664
3.50% 2042	629	665
4.00% 2042	142	152
3.50% 2043[2]	1,125	1,223
3.50% 2043[2]	950	1,032
4.00% 2043[2]	2,250	2,468
Freddie Mac:
3.00% 2026	277	292
2.50% 2027	1,441	1,507
4.50% 2036	4,781	5,141
5.50% 2037	105	113
5.00% 2038	953	1,027
5.50% 2038	1,500	1,619
5.50% 2038	423	457
5.50% 2038	291	314
5.50% 2038	262	283
5.50% 2038	241	260
5.50% 2038	124	134
3.819% 2039[3]	467	497
4.50% 2039	1,206	1,295
5.50% 2039	3,225	3,485
5.50% 2039	939	1,014
4.50% 2040	855	921
4.50% 2040	431	464
4.50% 2040	155	167
4.50% 2041	406	438	22.06
2.562% 2042[3]	260	272
4.00% 2042	1,220	1,326
4.50% 2042	1,216	1,305
3.50% 2043[2]	1,050	1,117
4.00% 2043[2]	3,125	3,337
4.50% 2043[2]	1,250	1,342
Series K501, Class A1, multifamily 1.337% 2016	96	98
Series K711, Class A1, multifamily 1.321% 2018	150	153
Series K705, Class A2, multifamily 2.303% 2018	146	154
Series K706, Class A2, multifamily 2.323% 2018	200	211
Series K704, Class A2, multifamily 2.412% 2018	75	79
Series K711, Class A2, multifamily 1.73% 2019	150	153
Series K709, Class A2, multifamily 2.086% 2019	125	130
Series K015, Class A1, multifamily 2.257% 2020	47	50
Series K019, Class A1, multifamily 1.459% 2021	148	150
Series K017, Class A2, multifamily 2.873% 2021	200	214
Series K022, Class A1, multifamily 1.583% 2022	175	178
Series K022, Class A2, multifamily 2.355% 2022	175	178
Series K020, Class A2, multifamily 2.373% 2022	150	153

80  American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Federal agency mortgage-backed obligations[1] (continued)
Fannie Mae:
2.50% 2027	$3,925	$4,109
2.50% 2027	542	568
2.50% 2027	189	198
2.50% 2027	91	95
3.00% 2028[2]	4,250	4,487
3.521% 2040[3]	628	667
4.184% 2040[3]	1,028	1,095
3.469% 2041[3]	430	455
3.568% 2041[3]	404	427
3.766% 2041[3]	555	589
4.00% 2041	379	407	16.00%
2.505% 2042[3]	580	608
3.50% 2042	1,172	1,253
4.00% 2042	1,924	2,088
2.52% 2043[2,3,4]	340	355
3.00% 2043[2]	3,450	3,616
Series 2012-M14, multifamily 1.114% 2017	150	152
Series 2012-M9, multifamily 1.513% 2017	150	153
Series 2012-M5, Class A1, multifamily 1.787% 2022	121	124
Series 2012-M2, Class A2, multifamily 2.717% 2022	200	209
Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	100	107
Vendee Mortgage Trust:
Series 2011-2, Class V, 3.75% 2028	6,234	6,855	6.88
Series 2011-2, Class DA, 3.75% 2033	233	244
Series 2010-1, Class DA, 4.25% 2035	2,096	2,264
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.759% 2048[3,5]	801	803	.59
		97,142	71.38

Other mortgage-backed securities[1] — 3.60%

Bank of Nova Scotia:
1.25% 2014[5]	200	203	.46
1.75% 2017[5]	200	207
1.95% 2017[5]	200	209
Westpac Banking Corp.:
1.375% 2015[5]	200	203
2.45% 2016[5]	200	211	.45
1.25% 2017[5]	200	200
Bank of Montreal:
1.30% 2014[5]	250	254	.38
1.95% 2017[5]	250	261
UBS AG:
1.875% 2015[5]	200	205	.30
2.25% 2017[5]	200	207
National Bank of Canada 2.20% 2016[5]	250	263	.19
Australia & New Zealand Banking Group Ltd. 2.40% 2016[5]	250	263	.19
Commonwealth Bank of Australia 2.25% 2017[5]	250	261	.19
Barclays Bank PLC 2.25% 2017[5]	250	258	.19
Caisse Centrale Desjardins 1.60% 2017[5]	250	257	.19
Stadshypotek AB 1.875% 2019[5]	250	250	.19

American Funds Insurance Series  81

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations (continued)
Other mortgage-backed securities[1] (continued)
Credit Suisse Group AG 2.60% 2016[5]	$200	$211	.16%
Sparebank 1 Boligkreditt AS 2.30% 2017[5]	200	209	.15
Nordea Eiendomskreditt AS 2.125% 2017[5]	200	209	.15
Swedbank AB 2.125% 2016[5]	200	208	.15
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[5]	200	198	.15
Northern Rock PLC 5.625% 2017[5]	125	146	.11
		4,893	3.60
Total mortgage-backed obligations		102,035	74.98

Federal agency bonds & notes — 7.58%
Federal Home Loan Bank:
1.875% 2013	7,425	7,485
Series 2816, 1.00% 2017	1,145	1,158	7.20
1.00% 2017	150	150
4.125% 2020	850	1,006
Freddie Mac 1.75% 2015	500	518	.38
		10,317	7.58

U.S. Treasury bonds & notes — 3.02%
U.S. Treasury inflation-protected securities[6] — 1.66%

0.625% 2013	1,083	1,082
0.125% 2016	445	469	1.66
0.125% 2017	662	709
		2,260	1.66

U.S. Treasury — 1.36%
0.50% 2013	1,000	1,002	1.36
0.50% 2014	850	854
		1,856	1.36
Total U.S. Treasury bonds & notes		4,116	3.02

Municipals — 0.56%
State of New Mexico, Mortgage Finance Authority, Single-family Mortgage Program Bonds, Series 2012-B-1, Class I, Alternative Minimum Tax, 3.75% 2043	250	264	.20
State of Oklahoma, Housing Finance Agency, Single-family Mortgage Revenue Bonds (Homeownership Loan Program), Series 2012-A, 5.00% 2043	215	249	.18
State of Iowa, Finance Authority, Single-family Mortgage Bonds (Mortgage-backed Securities Program), Series 2013-1, 2.15% 2043	250	248	.18
		761	.56
Total bonds, notes & other debt instruments (cost: $115,996,000)		117,229	86.14

82  American Funds Insurance Series

Mortgage Fund

Short-term securities — 26.37%	Principal amount (000)	Value (000)	Percent of net assets
KfW 0.13% due 1/7/2013[5]	$3,000	$3,000	2.21%
Harvard University 0.14% due 1/9/2013	3,000	3,000	2.21
Merck & Co. Inc. 0.10% due 1/31/2013[5]	3,000	3,000	2.20
Paccar Financial Corp. 0.14% due 2/4/2013	3,000	3,000	2.20
Regents of the University of California 0.16% due 2/12/2013	3,000	2,999	2.20
Chariot Funding, LLC 0.20% due 3/8/2013[5]	3,000	2,999	2.20
Coca-Cola Co. 0.20% due 4/15/2013[5]	3,000	2,999	2.20
Procter & Gamble Co. 0.15% due 2/28/2013[5]	2,700	2,699	1.98
Private Export Funding Corp. 0.26% due 4/19/2013[5]	2,700	2,698	1.98
Wal-Mart Stores, Inc. 0.10% due 1/29/2013[5]	2,000	2,000	1.47
Medtronic Inc. 0.16% due 1/17/2013[5]	2,000	2,000	1.47
Walt Disney Co. 0.15% due 3/11/2013[5]	2,000	1,999	1.47
Variable Funding Capital Company LLC 0.14% due 1/31/2013[5]	1,900	1,900	1.40
Google Inc. 0.15% due 3/6/2013[5]	1,600	1,600	1.18
Total short-term securities (cost: $35,891,000)		35,893	26.37
Total investment securities (cost: $151,887,000)		153,122	112.51
Other assets less liabilities		(17,029)	(12.51)
Net assets		$136,093	100.00%

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $355,000, which represented .26% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $32,590,000, which represented 23.95% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation
TBA = To be announced

See Notes to Financial Statements

American Funds Insurance Series  83

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2012

Bonds, notes & other debt instruments — 86.55%	Principal amount (000)	Value (000)	Percent of net assets
Federal agency mortgage-backed obligations[1] — 52.89%
Fannie Mae:
2.50% 2027	$66,187	$69,282
3.00% 2028[2]	160,491	169,443
6.00% 2038	31,670	34,678
6.00% 2038	29,413	32,218
3.00% 2043[2]	163,020	170,865	32.09%
3.50% 2043[2]	139,925	149,222
4.00% 2043[2]	39,658	42,521
6.00% 2043[2]	33,839	36,964
0%–11.187% 2017–2043[2,3,4]	487,656	522,215
Freddie Mac:
5.50% 2038	38,282	41,337
4.00% 2041	29,226	31,236	11.58
4.50% 2041	27,505	29,688
0%–6.00% 2014–2042[3]	319,136	340,464
Government National Mortgage Assn.:
5.50% 2040	39,837	43,834
3.50% 2043[2]	79,630	86,529	7.56
2.50%–6.50% 2026–2058[2,3]	146,675	158,849
Vendee Mortgage Trust:
Series 2011-2, Class DA, 3.75% 2033	27,678	29,093	1.43
Series 2010-1, Class DA, 4.25% 2035	23,666	25,557
Other securities		8,764	.23
		2,022,759	52.89

U.S. Treasury bonds & notes — 21.24%

U.S. Treasury — 16.86%

1.125% 2013	65,233	65,529
1.875% 2014	37,090	37,807
1.875% 2015	26,550	27,580
2.125% 2015	40,000	42,094
11.25% 2015	50,680	62,418
3.25% 2017	50,470	56,128	16.86
3.50% 2018	23,400	26,635
1.00% 2019	25,750	25,572
1.625% 2022	38,390	37,929
4.625% 2040	24,885	33,507
0.75%–8.125% 2014–2042	201,930	229,702
		644,901	16.86
U.S. Treasury inflation-protected securities[5] — 4.38%
0.625% 2013	28,415	28,386
0.125% 2017	74,922	80,224	4.38
0.125% 2022	25,892	28,104
0.75%–2.125% 2013–2042	27,167	30,576
		167,290	4.38
Total U.S. Treasury bonds & notes		812,191	21.24

84  American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Federal agency bonds & notes — 12.22%
Federal Home Loan Bank:
1.875% 2013	$27,355	$27,574
3.625% 2013	68,220	70,073
5.50% 2014	57,160	61,965	6.71%
Series 2816, 1.00% 2017	56,095	56,739
1.00%–4.125% 2013–2020	38,190	40,320
Freddie Mac:
0.375% 2014	26,550	26,589	1.82
1.25%–1.75% 2015–2019	42,155	42,955
Tennessee Valley Authority:
Series A, 3.875% 2021	30,475	35,404	1.79
1.875%–5.88% 2022–2042	28,850	33,100
Fannie Mae:
0.75% 2013	37,750	37,937	1.06
6.625% 2030	1,650	2,502
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds 1.625%–2.625% 2014	23,500	24,096	.63
Private Export Funding Corp. 1.45% 2019	4,750	4,727	.12
Other securities		3,357	.09
		467,338	12.22

Bonds & notes of government agencies outside the U.S. — 0.20%
Other securities		7,575	.20
Total bonds, notes & other debt instruments (cost: $3,236,569,000)		3,309,863	86.55

American Funds Insurance Series  85

U.S. Government/AAA-Rated Securities Fund

Short-term securities — 31.14%	Principal amount (000)	Value (000)	Percent of net assets
Procter & Gamble Co. 0.15%–0.16% due 1/14–2/28/2013[6]	$107,100	$107,092	2.80%
Coca-Cola Co. 0.14%–0.21% due 1/25–4/16/2013[6]	105,600	105,580	2.76
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[6]	97,000	96,994	2.54
National Rural Utilities Cooperative Finance Corp. 0.14%–0.15% due 1/7–2/7/2013	90,000	89,993	2.35
Private Export Funding Corp. 0.26%–0.27% due 4/19–6/12/2013[6]	89,900	89,777	2.35
Variable Funding Capital Company LLC 0.17%–0.18% due 1/14–2/8/2013[6]	75,000	74,991	2.33
Wells Fargo & Co. 0.14% due 3/13/2013	14,200	14,193
Walt Disney Co. 0.11%–0.16% due 2/11–4/3/2013[6]	77,600	77,570	2.03
Chariot Funding, LLC 0.21%–0.22% due 2/5–3/18/2013[6]	54,591	54,579	1.95
Jupiter Securitization Co., LLC 0.21% due 3/21/2013[6]	20,000	19,992
Emerson Electric Co. 0.11%–0.15% due 1/28–3/26/2013[6]	67,900	67,888	1.78
Paccar Financial Corp. 0.15%–0.17% due 1/7–3/13/2013	59,300	59,287	1.55
Regents of the University of California 0.16%–0.17% due 2/12–3/18/2013	51,930	51,917	1.36
Medtronic Inc. 0.16%–0.17% due 1/17–2/14/2013[6]	47,200	47,192	1.23
Federal Farm Credit Banks 0.11%–0.18% due 1/22–10/18/2013	43,000	42,972	1.12
Merck & Co. Inc. 0.10% due 1/31/2013[6]	40,000	39,997	1.05
John Deere Credit Ltd. 0.20% due 2/12/2013[6]	28,800	28,793	.75
General Electric Capital Corp. 0.12% due 3/18/2013	28,500	28,492	.74
Federal Home Loan Bank 0.145% due 2/20/2013	16,897	16,896	.44
Other securities		76,852	2.01
Total short-term securities (cost: $1,191,060,000)		1,191,047	31.14
Total investment securities (cost: $4,427,629,000)		4,500,910	117.69
Other assets less liabilities		(676,647)	(17.69)
Net assets		$3,824,263	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,291,000, which represented .14% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $881,454,000, which represented 23.05% of the net assets of the fund.

Key to abbreviation

TBA = To be announced

See Notes to Financial Statements

86  American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2012

Short-term securities — 100.34%	Principal amount (000)	Value (000)	Percent of net assets
Federal agency discount notes — 36.98%
Freddie Mac 0.05%–0.15% due 1/16–6/10/2013	$73,100	$73,090	13.63%
Federal Home Loan Bank 0.085%–0.13% due 1/4–4/19/2013	71,200	71,195	13.28
Fannie Mae 0.08%–0.15% due 1/25–3/20/2013	43,950	43,947	8.20
Federal Farm Credit Banks 0.14% due 2/25/2013	10,000	9,998	1.87
		198,230	36.98

Commercial paper — 31.87%
Regents of the University of California 0.16%–0.18% due 1/24–2/12/2013	16,600	16,597	3.09
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[1]	15,400	15,397	2.87
Province of Ontario 0.15% due 2/1/2013	15,000	14,997	2.80
Toyota Credit Canada Inc. 0.14% due 1/18/2013	12,600	12,599	2.35
Victory Receivables Corp. 0.21% due 1/8/2013[1]	12,000	11,999	2.24
KfW 0.20% due 2/26/2013[1]	11,400	11,398	2.13
Thunder Bay Funding, LLC 0.17% due 1/2/2013[1]	11,300	11,300	2.11
Chariot Funding, LLC 0.20% due 1/9/2013[1]	10,000	10,000	1.87
Commonwealth Bank of Australia 0.20% due 1/8/2013[1]	10,000	10,000	1.87
Variable Funding Capital Company LLC 0.17% due 1/9/2013[1]	10,000	10,000	1.87
BHP Billiton Finance (USA) Limited 0.17% due 1/28/2013[1]	10,000	9,999	1.86
Medtronic Inc. 0.16% due 1/24/2013[1]	10,000	9,999	1.86
Bank of Nova Scotia 0.12% due 1/2/2013	8,700	8,700	1.62
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/17/2013	8,100	8,099	1.51
Coca-Cola Co. 0.13% due 1/16/2013[1]	5,000	5,000	.93
Emerson Electric Co. 0.15% due 1/28/2013[1]	4,800	4,799	.89
		170,883	31.87

U.S. Treasuries — 29.81%
U.S. Treasury Bills 0.085%–0.155% due 1/3–4/11/2013	159,800	159,792	29.81

Discount notes — 1.68%
International Bank for Reconstruction and Development 0.11% due 2/4/2013	9,000	8,999	1.68
Total investment securities (cost: $537,880,000)		537,904	100.34
Other assets less liabilities		(1,798)	(.34)
Net assets		$536,106	100.00%

[1]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,891,000, which represented 20.50% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series  87

Financial statements

Statements of assets & liabilities at December 31, 2012

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund		International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$263,620	$5,229,632	$3,553,936	$21,919,184		$9,113,236
Affiliated issuers	—	—	69,347	350,297		—
Cash denominated in currencies other than U.S. dollars	—	—	117	—		954
Cash	81	419	119	1,071		193
Unrealized appreciation on open forward currency contracts	—	—	11	—		199
Receivables for:
Sales of investments	6	—	6,250	—		35,840
Sales of fund’s shares	54	541	656	2,916		7,841
Closed forward currency contracts	—	—	—	—		—
Dividends and interest	256	5,111	2,089	9,600		20,214
Other	—	—	—	—		—
	264,017	5,235,703	3,632,525	22,283,068		9,178,477
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—		3,333
Payables for:
Purchases of investments	1,537	15,300	1,746	24,456		633
Repurchases of fund’s shares	216	28,054	6,363	33,061		37,195
Closed forward currency contracts	—	—	—	—		—
Investment advisory services	127	2,313	2,121	6,158		3,800
Distribution services	48	785	542	3,171		1,157
Administrative services	2	44	30	188		77
Trustees’ deferred compensation	1	27	17	347		158
Non-U.S. taxes	—	74	—	—		4,608
Other	1	44	50	57		133
	1,932	46,641	10,869	67,438		51,094
Net assets at December 31, 2012	$262,085	$5,189,062	$3,621,656	$22,215,630		$9,127,383
Investment securities, at cost:
Unaffiliated issuers	$218,093	$3,893,011	$2,835,274	$14,772,334		$7,206,590
Affiliated issuers	—	—	$108,808	$323,592		—
Cash denominated in currencies other than U.S. dollars, at cost	—	—	$117	—		$954

Net assets consist of:
Capital paid in on shares of beneficial interest	$230,774	$4,203,797	$3,410,177	$16,736,246		$8,558,081
Undistributed (distributions in excess of) net investment income	321	2,832	(28,275)	87,829		(23,909)
(Accumulated) undistributed net realized (loss) gain	(14,539)	(354,096)	(439,466)	(1,781,998)		(1,305,508)
Net unrealized appreciation	45,529	1,336,529	679,220	7,173,553		1,898,719
Net assets at December 31, 2012	$262,085	$5,189,062	$3,621,656	$22,215,630		$9,127,383
Shares of beneficial interest issued and outstanding (no stated
par value) — unlimited shares authorized:
Class 1:
Net assets	$32,807	$1,465,623	$1,018,390	$7,115,681		$3,618,663
Shares outstanding	2,410	62,159	50,518	116,837		204,649
Net asset value per share	$13.61	$23.58	$20.16	$60.90		$17.68
Class 2:
Net assets	$229,278	$3,723,438	$2,603,265	$14,910,964		$5,465,025
Shares outstanding	16,919	158,849	131,050	246,669		310,094
Net asset value per share	$13.55	$23.44	$19.86	$60.45		$17.62
Class 3:
Net assets	—	—	—	$188,984		$43,694
Shares outstanding	—	—	—	3,100		2,468
Net asset value per share	—	—	—	$60.97		$17.70
Class 4:
Net assets	—	$1	$1	$1		$1
Shares outstanding	—	— *	— *	—	*	— *
Net asset value per share	—	$23.58	$20.16	$60.90		$17.68

See end of Statements of Assets & Liabilities for footnote.

88  American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund		Global Bond Fund

$2,507,768	$4,737,805	$2,007,044	$23,290,313	$434,529	$12,677,103	$156,803	$9,633,801		$2,711,705
—	—	7,761	—	—	—	—	—		—
—	—	81	—	1,030	—	—	—		46
227	1,515	387	4,042	68	4,744	126	1,711		306
—	—	—	—	—	—	22	741		541

5,826	—	—	146,858	1,499	85,294	420	307,826		54,184
3,479	2,929	1,268	3,102	2,365	6,296	272	7,134		3,666
—	—	—	—	—	—	—	351		—
6,307	8,095	3,934	28,357	1,033	32,782	607	55,490		27,851
121	—	—	—	—	—	—	—		—
2,523,728	4,750,344	2,020,475	23,472,672	440,524	12,806,219	158,250	10,007,054		2,798,299

105	—	—	—	—	—	105	731		5,865

27	5,403	—	85,402	12,251	329,680	6,866	1,036,514		167,110
3,506	3,257	2,033	25,897	56	10,519	29	4,980		1,085
—	—	—	—	—	—	—	8		41
1,531	1,633	1,012	5,365	231	3,050	83	2,793		1,165
288	716	387	2,863	47	1,112	25	1,071		353
21	40	17	199	3	105	1	76		22
9	19	7	398	1	106	—	38		6
198	—	26	—	—	—	—	—		—
63	1	18	17	5	8	2	8		36
5,748	11,069	3,500	120,141	12,594	344,580	7,111	1,046,219		175,683
$2,517,980	$4,739,275	$2,016,975	$23,352,531	$427,930	$12,461,639	$151,139	$8,960,835		$2,622,616

$1,981,642	$3,916,430	$1,624,770	$17,839,049	$392,879	$10,463,849	$145,692	$9,260,439		$2,587,241
—	—	$15,879	—	—	—	—	—		—
—	—	$81	—	$1,030	—	—	—		$46

$1,989,312	$4,403,613	$2,181,520	$19,598,534	$400,498	$10,214,179	$141,856	$8,459,909		$2,469,126
(8,688)	22,907	(1,578)	71,481	(2,255)	49,224	(252)	33,380		1,823
11,536	(508,621)	(537,099)	(1,768,760)	(11,961)	(15,022)	(1,497)	94,154		32,151
525,820	821,376	374,132	5,451,276	41,648	2,213,258	11,032	373,392		119,516
$2,517,980	$4,739,275	$2,016,975	$23,352,531	$427,930	$12,461,639	$151,139	$8,960,835		$2,622,616

$1,140,260	$1,357,382	$179,766	$9,781,724	$202,880	$7,198,631	$31,794	$3,916,925		$959,110
49,723	135,123	17,028	254,229	13,271	390,515	3,076	346,925		77,869
$22.93	$10.05	$10.56	$38.48	$15.29	$18.43	$10.34	$11.29		$12.32

$1,377,719	$3,381,892	$1,837,208	$13,402,565	$225,049	$5,225,281	$119,344	$5,043,909		$1,663,505
60,547	339,263	174,387	350,472	14,757	285,452	11,559	451,707		135,618
$22.75	$9.97	$10.54	$38.24	$15.25	$18.31	$10.33	$11.17		$12.27

—	—	—	$168,241	—	$37,726	—	—		—
—	—	—	4,368	—	2,045	—	—		—
—	—	—	$38.52	—	$18.45	—	—		—

$1	$1	$1	$1	$1	$1	$1	$1		$1
— *	— *	— *	— *	— *	— *	— *	—	*	—	*
$22.93	$10.05	$10.55	$38.47	$15.29	$18.43	$10.33	$11.29		$12.31

See Notes to Financial Statements

American Funds Insurance Series  89

Statements of assets & liabilities at December 31, 2012

(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$2,031,879	$153,122		$4,500,910		$537,904
Affiliated issuers	—	—		—		—
Cash denominated in currencies other than U.S. dollars	—	—		—		—
Cash	3,779	122		125		98
Unrealized appreciation on open forward currency contracts	—	—		—		—
Receivables for:
Sales of investments	277	3,042		319,557		—
Sales of fund’s shares	432	469		2,108		109
Closed forward currency contracts	—	—		—		—
Dividends and interest	32,824	334		13,876		—
Other	—	—		—		—
	2,069,191	157,089		4,836,576		538,111
Liabilities:
Unrealized depreciation on open forward currency contracts	98	—		—		—
Payables for:
Purchases of investments	7,765	20,862		1,009,050		—
Repurchases of fund’s shares	10,105	74		1,701		1,740
Closed forward currency contracts	—	—		—		—
Investment advisory services	802	49		1,064		145
Distribution services	246	10		427		99
Administrative services	17	1		32		5
Trustees’ deferred compensation	40	—	*	38		16
Non-U.S. taxes	—	—		—		—
Other	401	—	*	1		—	*
	19,474	20,996		1,012,313		2,005
Net assets at December 31, 2012	$2,049,717	$136,093		$3,824,263		$536,106
Investment securities, at cost:
Unaffiliated issuers	$1,958,601	$151,887		$4,427,629		$537,880
Affiliated issuers	—	—		—		—
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—		—

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,096,722	$134,502		$3,647,472		$536,098
Undistributed (accumulated) net investment income (loss)	19,941	33		5,925		(16)
(Accumulated) undistributed net realized (loss) gain	(140,132)	323		97,585		—	*
Net unrealized appreciation	73,186	1,235		73,281		24
Net assets at December 31, 2012	$2,049,717	$136,093		$3,824,263		$536,106
Shares of beneficial interest issued and outstanding (no stated
par value) — unlimited shares authorized:
Class 1:
Net assets	$893,745	$86,861		$1,809,277		$66,297
Shares outstanding	80,093	8,293		141,920		5,846
Net asset value per share	$11.16	$10.47		$12.75		$11.34
Class 2:
Net assets	$1,134,764	$49,231		$1,995,166		$459,398
Shares outstanding	102,905	4,707		157,964		41,120
Net asset value per share	$11.03	$10.46		$12.63		$11.17
Class 3:
Net assets	$21,207	—		$19,819		$10,410
Shares outstanding	1,897	—		1,553		925
Net asset value per share	$11.18	—		$12.76		$11.26
Class 4:
Net assets	$1	$1		$1		$1
Shares outstanding	— *	—	*	—	*	—	*
Net asset value per share	$11.16	$10.47		$12.75		$11.34

*Amount less than one thousand.

90   American Funds Insurance Series

Statements of operations for the year ended December 31, 2012

(dollars in thousands)

	Global Discovery Fund			Global Growth Fund		Global Small Capitalization Fund		Growth Fund	International Fund
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$3,382			$98,222		$39,269		$341,806	$209,181
Interest	135		’	462		2,830		2,726	1,868
	3,517			98,684		42,099		344,532	211,049
Fees and expenses[3]:
Investment advisory services	1,449			26,852		24,722		78,245	44,296
Distribution services — Class 2	548			9,200		6,467		40,726	13,431
Distribution services — Class 3	—			—		—		349	79
Transfer agent services	—	4		—	4	—	4	2	1
Administrative services	25			507		350		2,407	895
Reports to shareholders	14			288		193		1,413	471
Registration statement and prospectus	3			99		71		354	125
Trustees’ compensation	2			51		34		277	104
Auditing and legal	17			58		82		161	94
Custodian	27			572		732		783	2,407
State and local taxes	3			58		49		175	90
Other	1			8		10		39	17
Total fees and expenses	2,089			37,693		32,710		124,931	62,010
Net investment income	1,428			60,991		9,389		219,601	149,039
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	9,266			337,708		(62,229)		1,768,337	(84,814)
Forward currency contracts	—			—		(180)		—	(5,310)
Currency transactions	77			(657)		(188)		280	(1,395)
	9,343			337,051		(62,597)		1,768,617	(91,519)
Net unrealized appreciation (depreciation) on:
Investments	35,396			638,596		637,342		1,983,863	1,432,830
Forward currency contracts	—			—		111		—	(3,097)
Currency translations	2			149		157		2	239
	35,398			638,745		637,610		1,983,865	1,429,972
Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency	44,741			975,796		575,013		3,752,482	1,338,453
Net increase in net assets resulting from operations	$46,169			$1,036,787		$584,402		$3,972,083	$1,487,492

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series   91

Statements of operations for the year ended December 31, 2012

	New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$39,431		$133,145		$60,503		$485,004	$9,230
Interest	15,321		430		3,725		10,475	724
	54,752		133,575		64,228		495,479	9,954
Fees and expenses[3]:
Investment advisory services	17,217		19,284		12,003		64,310	1,885
Distribution services — Class 2	3,423		8,663		4,617		34,024	538
Distribution services — Class 3	—		—		—		313	—
Transfer agent services	—	4	—	4	—	4	2	—	4
Administrative services	234		468		202		2,386	27
Reports to shareholders	116		193		85		1,380	14
Registration statement and prospectus	48		65		22		356	8
Trustees’ compensation	22		45		20		273	2
Auditing and legal	53		31		30		160	7
Custodian	748		31		196		425	67
State and local taxes	33		34		24		135	3
Other	4		7		4		37	1
Total fees and expenses	21,898		28,821		17,203		103,801	2,552
Net investment income (loss)	32,854		104,754		47,025		391,678	7,402
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	71,708		184,484		43,379		1,607,701	(302)
Forward currency contracts	348		—		—		—	—
Currency transactions	(558)		(2)		(256)		450	(71)
	71,498		184,482		43,123		1,608,151	(373)
Net unrealized appreciation (depreciation) on:
Investments	284,636		312,797		237,042		1,855,167	35,069
Forward currency contracts	(141)		—		—		—	—
Currency translations	83		1		8		(559)	8
	284,578		312,798		237,050		1,854,608	35,077
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency	356,076		497,280		280,173		3,462,759	34,704
Net increase (decrease) in net assets resulting from operations	$388,930		$602,034		$327,198		$3,854,437	$42,106

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

92  American Funds Insurance Series

(dollars in thousands)

Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund		High- Income Bond Fund		Mortgage Fund		U.S Government/ AAA-Rated Securities Fund		Cash Management Fund

$183,575	$2,509		$96	$19		$667		$—		$—		$—
107,259	1,038		236,543	69,890		152,482		601		42,135		637
290,834	3,547		236,639	69,909		153,149		601		42,135		637

35,034	860		33,340	12,893		9,155		471		12,614		1,764
13,238	251		12,675	4,203		2,792		93		5,042		1,183
69	—		—	—		38		—		38		20
1	—	4	1	—	4	—	4	—	4	—	4	—	4
1,201	13		906	244		198		11		385		55
660	13		445	100		53		12		79		25
177	14		114	75		18		10		47		4
123	1		92	23		23		1		41		8
78	7		56	16		13		1		24		4
229	24		84	370		12		1		11		1
68	—	4	70	21		17		—	4	23		4
18	3		18	10		7		—	4	6		1
50,896	1,186		47,801	17,955		12,326		600		18,310		3,069
239,938	2,361		188,838	51,954		140,823		1		23,825		(2,432)
655,917	(1,479)		228,482	27,313		1,278		2,018		115,324		—	4
—	107		4,208	(519)		510		—		—		—
1,067	(60)		(1,468)	(3,269)		17		—		—		—
656,984	(1,432)		231,222	23,525		1,805		2,018		115,324		—	4

895,524	13,846		63,378	77,320		111,678		581		(60,103)		17
—	(157)		(1,378)	(10,231)		(547)		—		—		—
16	4		276	1,443		38		—		—		—
895,540	13,693		62,276	68,532		111,169		581		(60,103)		17

1,552,524	12,261		293,498	92,057		112,974		2,599		55,221		17
$1,792,462	$14,622		$482,336	$144,011		$253,797		$2,600		$79,046		$(2,415)

American Funds Insurance Series   93

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund			Global Small Capitalization Fund
	Year ended	Year ended	Year ended		Year ended	Year ended		Year ended
	December 31,	December 31,	December 31,		December 31,	December 31,		December 31,
	2012	2011	2012		2011	2012		2011
Operations:
Net investment income	$1,428	$897	$60,991		$63,168	$9,389		$5,940
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	9,343	2,342	337,051		169,353	(62,597)		118,284
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	35,398	(21,570)	638,745		(691,852)	637,610		(872,616)
Net increase (decrease) in net assets resulting from operations	46,169	(18,331)	1,036,787		(459,331)	584,402		(748,392)
Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,392)	(1,073)	(48,274)		(72,598)	(49,282)		(51,361)
Distributions from net realized gain on investments	—	—	—		—	—		—
Total dividends and distributions paid to shareholders	(1,392)	(1,073)	(48,274)		(72,598)	(49,282)		(51,361)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—		—	—		—
Proceeds from shares sold	3,744	4,509	116,073		292,157	183,971		260,759
Proceeds from reinvestment of dividends and distributions	241	191	16,161		21,349	14,672		13,077
Cost of shares repurchased	(3,818)	(5,708)	(214,408)		(126,381)	(112,799)		(112,847)
Net increase (decrease) from Class 1 transactions	167	(1,008)	(82,174)		187,125	85,844		160,989
Class 2:
Proceeds from initial capitalization	—	—	—		—	—		—
Proceeds from shares sold	17,236	31,034	47,056		126,562	86,346		190,502
Proceeds from reinvestment of dividends and distributions	1,151	882	32,113		51,249	34,610		38,284
Cost of shares repurchased	(30,718)	(29,592)	(608,844)		(555,330)	(364,953)		(352,259)
Net (decrease) increase from Class 2 transactions	(12,331)	2,324	(529,675)		(377,519)	(243,997)		(123,473)
Class 3:
Proceeds from shares sold	—	—	—		—	—		—
Proceeds from reinvestment of dividends and distributions	—	—	—		—	—		—
Cost of shares repurchased	—	—	—		—	—		—
Net decrease from Class 3 transactions	—	—	—		—	—		—
Class 4[2]:
Proceeds from initial capitalization	—	—	1		—	1		—
Proceeds from shares sold	—	—	—		—	—		—
Proceeds from reinvestment of dividends and distributions	—	—	—	3	—	—	3	—
Cost of shares repurchased	—	—	—		—	—		—
Net increase from Class 4 transactions	—	—	1		—	1		—
Net (decrease) increase in net assets resulting from
capital share transactions	(12,164)	1,316	(611,848)		(190,394)	(158,152)		37,516
Total increase (decrease) in net assets	32,613	(18,088)	376,665		(722,323)	376,968		(762,237)
Net assets:
Beginning of period	229,472	247,560	4,812,397		5,534,720	3,244,688		4,006,925
End of period	$262,085	$229,472	$5,189,062		$4,812,397	$3,621,656		$3,244,688
Undistributed (distributions in excess of) net investment income	$321	$204	$2,832		$(9,228)	$(28,275)		$(4,530)
Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—		—	—		—
Shares sold	291	360	5,365		13,872	9,682		13,074
Shares issued on reinvestment of dividends and distributions	18	17	689		1,111	791		656
Shares repurchased	(301)	(475)	(9,757)		(5,879)	(5,936)		(5,493)
Net increase (decrease) in shares outstanding	8	(98)	(3,703)		9,104	4,537		8,237
Class 2:
Shares issued from initial capitalization	—	—	—		—	—		—
Shares sold	1,358	2,518	2,233		6,147	4,691		9,954
Shares issued on reinvestment of dividends and distributions	86	78	1,371		2,670	1,918		1,881
Shares repurchased	(2,422)	(2,441)	(28,048)		(26,120)	(19,370)		(17,409)
Net (decrease) increase in shares outstanding	(978)	155	(24,444)		(17,303)	(12,761)		(5,574)
Class 3:
Shares sold	—	—	—		—	—		—
Shares issued on reinvestment of dividends and distributions	—	—	—		—	—		—
Shares repurchased	—	—	—		—	—		—
Net decrease in shares outstanding	—	—	—		—	—		—
Class 4[2]:
Shares issued from initial capitalization	—	—	—	3	—	—	3	—
Shares sold	—	—	—		—	—		—
Shares issued on reinvestment of dividends and distributions	—	—	—	3	—	—	3	—
Shares repurchased	—	—	—		—	—		—
Net increase in shares outstanding	—	—	—	3	—	—	3	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

94  American Funds Insurance Series

(dollars and shares in thousands)

									Blue Chip Income			Global Growth
Growth Fund			International Fund			New World Fund			and Growth Fund			and Income Fund
Year ended		Year ended	Year ended		Year ended	Year ended		Year ended	Year ended		Year ended	Year ended		Year ended
December 31,		December 31,	December 31,		December 31,	December 31,		December 31,	December 31,		December 31,	December 31,		December 31,
2012		2011	2012		2011	2012		2011	2012		2011	2012		2011

$219,601		$170,225	$149,039		$182,485	$32,854		$34,813	$104,754		$82,473	$47,025		$57,228

1,768,617		1,310,098	(91,519)		68,099	71,498		59,342	184,482		47,848	43,123		64,461

1,983,865		(2,508,429)	1,429,972		(1,610,909)	284,578		(441,321)	312,798		(171,752)	237,050		(227,677)
3,972,083		(1,028,106)	1,487,492		(1,360,325)	388,930		(347,166)	602,034		(41,431)	327,198		(105,988)

(199,835)		(183,102)	(139,135)		(180,183)	(26,969)		(43,508)	(97,174)		(79,949)	(49,855)		(57,317)
—		—	—		—	—		—	—		—	—		—
(199,835)		(183,102)	(139,135)		(180,183)	(26,969)		(43,508)	(97,174)		(79,949)	(49,855)		(57,317)

—		—	—		—	—		—	—		—	—		—
277,348		1,455,614	266,734		733,782	243,140		282,080	612,734		457,400	27,152		24,368
75,334		69,488	60,357		74,656	13,526		17,417	29,511		19,601	4,745		4,976
(1,863,267)		(1,739,435)	(552,826)		(401,623)	(92,066)		(108,841)	(399,693)		(129,524)	(36,662)		(25,399)
(1,510,585)		(214,333)	(225,735)		406,815	164,600		190,656	242,552		347,477	(4,765)		3,945

—		—	—		—	—		—	—		—	—		—
177,807		377,625	225,412		261,585	54,652		77,973	53,607		87,090	28,455		75,640
122,858		112,195	78,128		104,617	13,443		26,091	67,663		60,348	45,110		52,341
(4,632,501)		(2,853,936)	(859,434)		(822,667)	(252,673)		(241,474)	(461,477)		(392,846)	(329,160)		(269,548)
(4,331,836)		(2,364,116)	(555,894)		(456,465)	(184,578)		(137,410)	(340,207)		(245,408)	(255,595)		(141,567)

1,746		3,187	374		600	—		—	—		—	—		—
1,643		1,419	650		910	—		—	—		—	—		—
(33,580)		(37,540)	(7,378)		(10,300)	—		—	—		—	—		—
(30,191)		(32,934)	(6,354)		(8,790)	—		—	—		—	—		—

1		—	1		—	1		—	1		—	1		—
—		—	—		—	—		—	—		—	—		—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—		—	—		—	—		—	—		—	—		—
1		—	1		—	1		—	1		—	1		—

(5,872,611)		(2,611,383)	(787,982)		(58,440)	(19,977)		53,246	(97,654)		102,069	(260,359)		(137,622)
(2,100,363)		(3,822,591)	560,375		(1,598,948)	341,984		(337,428)	407,206		(19,311)	16,984		(300,927)

24,315,993		28,138,584	8,567,008		10,165,956	2,175,996		2,513,424	4,332,069		4,351,380	1,999,991		2,300,918
$22,215,630		$24,315,993	$9,127,383		$8,567,008	$2,517,980		$2,175,996	$4,739,275		$4,332,069	$2,016,975		$1,999,991
$87,829		$41,249	$(23,909)		$(28,097)	$(8,688)		$(12,009)	$22,907		$15,329	$(1,578)		$1,589

—		—	—		—	—		—	—		—	—		—
4,834		26,314	16,344		42,357	11,398		12,763	61,796		49,552	2,703		2,466
1,260		1,339	3,445		4,942	600		874	2,924		2,244	459		547
(31,869)		(31,294)	(32,947)		(22,899)	(4,285)		(4,907)	(39,869)		(14,425)	(3,653)		(2,639)
(25,775)		(3,641)	(13,158)		24,400	7,713		8,730	24,851		37,371	(491)		374

—		—	—		—	—		—	—		—	—		—
3,123		6,924	13,909		15,757	2,591		3,627	5,597		9,574	2,924		7,766
2,084		2,158	4,462		6,932	599		1,308	6,761		6,956	4,374		5,765
(81,722)		(51,994)	(51,810)		(47,098)	(11,890)		(10,997)	(47,179)		(42,812)	(33,092)		(27,720)
(76,515)		(42,912)	(33,439)		(24,409)	(8,700)		(6,062)	(34,821)		(26,282)	(25,794)		(14,189)

29		58	23		33	—		—	—		—	—		—
28		27	37		60	—		—	—		—	—		—
(577)		(689)	(446)		(602)	—		—	—		—	—		—
(520)		(604)	(386)		(509)	—		—	—		—	—		—

—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—		—	—		—	—		—	—		—	—		—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—		—	—		—	—		—	—		—	—		—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—

American Funds Insurance Series  95

Statements of changes in net assets

				International Growth
	Growth-Income Fund			and Income Fund			Asset Allocation Fund
	Year ended		Year ended	Year ended		Year ended	Year ended		Year ended
	December 31,		December 31,	December 31,		December 31,	December 31,		December 31,
	2012		2011	2012		2011	2012		2011
Operations:
Net investment income (loss)	$391,678		$391,142	$7,402		$6,769	$239,938		$236,655
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	1,608,151		778,600	(373)		(11,416)	656,984		445,247
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	1,854,608		(1,540,187)	35,077		(16,749)	895,540		(525,185)
Net increase (decrease) in net assets resulting from operations	3,854,437		(370,445)	42,106		(21,396)	1,792,462		156,717
Dividends and distributions paid to shareholders:
Dividends from net investment income	(395,890)		(396,728)	(9,411)		(6,952)	(249,622)		(227,718)
Distributions from net realized gain on investments	—		—	—		(1,666)	—		—
Total dividends and distributions paid to shareholders	(395,890)		(396,728)	(9,411)		(8,618)	(249,622)		(227,718)
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—		—	—		—	—		—
Proceeds from shares sold	994,378		2,301,709	166,454		11,112	690,030		990,218
Proceeds from reinvestment of dividends and distributions	179,283		177,601	4,726		1,362	149,689		126,587
Cost of shares repurchased	(2,343,170)		(2,024,087)	(7,358)		(5,348)	(419,110)		(372,456)
Net (decrease) increase from Class 1 transactions	(1,169,509)		455,223	163,822		7,126	420,609		744,349
Class 2:
Proceeds from initial capitalization	—		—	—		—	—		—
Proceeds from shares sold	138,677		225,436	21,059		47,484	106,642		161,946
Proceeds from reinvestment of dividends and distributions	213,820		216,185	4,685		7,256	99,191		100,376
Cost of shares repurchased	(2,162,539)		(3,443,264)	(27,910)		(10,317)	(823,760)		(776,979)
Net (decrease) increase from Class 2 transactions	(1,810,042)		(3,001,643)	(2,166)		44,423	(617,927)		(514,657)
Class 3:
Proceeds from shares sold	820		611	—		—	1,291		1,486
Proceeds from reinvestment of dividends and distributions	2,787		2,942	—		—	742		755
Cost of shares repurchased	(33,096)		(33,765)	—		—	(6,555)		(8,524)
Net decrease from Class 3 transactions	(29,489)		(30,212)	—		—	(4,522)		(6,283)
Class 4[2]:
Proceeds from initial capitalization	1		—	1		—	1		—
Proceeds from shares sold	—		—	—		—	—		—
Proceeds from reinvestment of dividends and distributions	—	3	—	—	3	—	—	3	—
Cost of shares repurchased	—		—	—		—	—		—
Net increase from Class 4 transactions	1		—	1		—	1		—
Net (decrease) increase in net assets resulting from
capital share transactions	(3,009,039)		(2,576,632)	161,657		51,549	(201,839)		223,409
Total increase (decrease) in net assets	449,508		(3,343,805)	194,352		21,535	1,341,001		152,408
Net assets:
Beginning of period	22,903,023		26,246,828	233,578		212,043	11,120,638		10,968,230
End of period	$23,352,531		$22,903,023	$427,930		$233,578	$12,461,639		$11,120,638
Undistributed (distributions in excess of) net investment income	$71,481		$75,243	$(2,255)		$(431)	$49,224		$54,622

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—		—	—		—	—		—
Shares sold	26,843		66,580	10,893		733	39,118		59,877
Shares issued on reinvestment of dividends and distributions	4,692		5,467	310		102	8,204		7,976
Shares repurchased	(62,718)		(58,504)	(503)		(372)	(23,646)		(22,565)
Net (decrease) increase in shares outstanding	(31,183)		13,543	10,700		463	23,676		45,288
Class 2:
Shares issued from initial capitalization	—		—	—		—	—		—
Shares sold	3,857		6,631	1,460		3,211	6,083		9,848
Shares issued on reinvestment of dividends and distributions	5,631		6,690	308		546	5,485		6,358
Shares repurchased	(59,217)		(99,771)	(1,901)		(691)	(46,863)		(47,378)
Net (decrease) increase in shares outstanding	(49,729)		(86,450)	(133)		3,066	(35,295)		(31,172)
Class 3:
Shares sold	22		18	—		—	73		89
Shares issued on reinvestment of dividends and distributions	73		90	—		—	41		48
Shares repurchased	(898)		(985)	—		—	(370)		(518)
Net decrease in shares outstanding	(803)		(877)	—		—	(256)		(381)
Class 4[2]:
Shares issued from initial capitalization	—	3	—	—	3	—	—	3	—
Shares sold	—		—	—		—	—		—
Shares issued on reinvestment of dividends and distributions	—	3	—	—	3	—	—	3	—
Shares repurchased	—		—	—		—	—		—
Net increase in shares outstanding	—	3	—	—	3	—	—	3	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

96  American Funds Insurance Series

(dollars and shares in thousands)

Global Balanced Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	Mortgage Fund
Year ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011[1]	2012	2011	2012	2011	2012	2011	2012	2011[1]

$2,361	$716	$188,838	$277,991	$51,954	$59,362	$140,823	$147,342	$1	$(8)

(1,432)	(431)	231,222	226,664	23,525	36,590	1,805	57,433	2,018	1,055

13,693	(2,661)	62,276	111,166	68,532	(7,482)	111,169	(165,107)	581	654
14,622	(2,376)	482,336	615,821	144,011	88,470	253,797	39,668	2,600	1,701

(2,397)	(566)	(231,875)	(294,438)	(55,524)	(63,204)	(143,258)	(148,337)	(703)	(70)
—	—	—	—	(21,416)	(11,339)	—	—	(1,250)	(687)
(2,397)	(566)	(231,875)	(294,438)	(76,940)	(74,543)	(143,258)	(148,337)	(1,953)	(757)

—	29,990	—	—	—	—	—	—	—	9,990
29	—	761,662	909,847	374,578	349,922	112,401	101,737	57,612	43,900
562	180	106,210	144,664	26,657	20,317	62,358	62,902	1,305	555
(1)	—	(1,419,488)	(1,637,395)	(78,701)	(74,136)	(115,003)	(100,355)	(27,398)	(453)
590	30,170	(551,616)	(582,884)	322,534	296,103	59,756	64,284	31,519	53,992

—	10	—	—	—	—	—	—	—	10
46,372	74,155	302,695	290,995	135,590	264,743	114,547	125,080	29,661	22,509
1,835	386	125,665	149,774	50,283	54,226	79,441	83,842	648	202
(9,674)	(1,989)	(504,544)	(683,249)	(210,485)	(193,151)	(185,788)	(224,964)	(2,938)	(1,102)
38,533	72,562	(76,184)	(242,480)	(24,612)	125,818	8,200	(16,042)	27,371	21,619

—	—	—	—	—	—	5,364	4,922	—	—
—	—	—	—	—	—	1,459	1,593	—	—
—	—	—	—	—	—	(7,355)	(8,071)	—	—
—	—	—	—	—	—	(532)	(1,556)	—	—

1	—	1	—	1	—	1	—	1	—
—	—	—	—	—	—	—	—	—	—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—	—	—	—	—	—	—	—	—	—
1	—	1	—	1	—	1	—	1	—

39,124	102,732	(627,799)	(825,364)	297,923	421,921	67,425	46,686	58,891	75,611
51,349	99,790	(377,338)	(503,981)	364,994	435,848	177,964	(61,983)	59,538	76,555

99,790	—	9,338,173	9,842,154	2,257,622	1,821,774	1,871,753	1,933,736	76,555	—
$151,139	$99,790	$8,960,835	$9,338,173	$2,622,616	$2,257,622	$2,049,717	$1,871,753	$136,093	$76,555
$(252)	$(21)	$33,380	$41,435	$1,823	$14,995	$19,941	$22,413	$33	—	3

—	2,999	—	—	—	—	—	—	—	999
3	—	67,100	83,574	30,370	28,575	9,936	8,888	5,467	4,279
54	20	9,439	13,182	2,182	1,696	5,619	5,926	125	53
—	3	—	(125,727)	(147,575)	(6,414)	(6,021)	(10,154)	(8,824)	(2,586)	(44)
57	3,019	(49,188)	(50,819)	26,138	24,250	5,401	5,990	3,006	5,287

—	1	—	—	—	—	—	—	—	1
4,711	7,826	27,149	26,930	11,094	21,848	10,267	11,138	2,825	2,185
178	42	11,291	13,786	4,140	4,539	7,244	7,981	62	20
(984)	(215)	(45,084)	(63,002)	(17,264)	(15,857)	(16,687)	(20,022)	(279)	(107)
3,905	7,654	(6,644)	(22,286)	(2,030)	10,530	824	(903)	2,608	2,099

—	—	—	—	—	—	480	437	—	—
—	—	—	—	—	—	132	150	—	—
—	—	—	—	—	—	(655)	(708)	—	—
—	—	—	—	—	—	(43)	(121)	—	—

—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—	—	—	—	—	—	—	—	—	—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—
—	—	—	—	—	—	—	—	—	—
—	3	—	—	3	—	—	3	—	—	3	—	—	3	—

American Funds Insurance Series  97

Statements of changes in net assets

(dollars and shares in thousands)

U.S. Government/
AAA-Rated Securities Fund	Cash Management Fund
Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,
2012	2011	2012	2011
Operations:
Net investment income (loss)	$23,825	$63,410	$(2,432)	$(2,667)
Net realized gain on investments, forward currency contracts and currency transactions	115,324	116,429	—	3	—
Net unrealized (depreciation) appreciation on investments, forward currency
contracts and currency translations	(60,103)	101,161	17	(6)
Net increase (decrease) in net assets resulting from operations	79,046	281,000	(2,415)	(2,673)
Dividends and distributions paid to shareholders:
Dividends from net investment income	(43,222)	(70,900)	—	—
Distributions from net realized gain on investments	(110,100)	(89,203)	—	—
Total dividends and distributions paid to shareholders	(153,322)	(160,103)	—	—
Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	195,168	396,185	28,695	39,488
Proceeds from reinvestment of dividends and distributions	73,727	76,989	—	—
Cost of shares repurchased	(209,851)	(238,468)	(37,213)	(47,462)
Net increase (decrease) from Class 1 transactions	59,044	234,706	(8,518)	(7,974)
Class 2:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	146,483	149,648	156,563	325,889
Proceeds from reinvestment of dividends and distributions	78,772	82,153	—	—
Cost of shares repurchased	(192,849)	(250,644)	(224,943)	(315,311)
Net increase (decrease) from Class 2 transactions	32,406	(18,843)	(68,380)	10,578
Class 3:
Proceeds from shares sold	1,630	4,249	7,742	11,928
Proceeds from reinvestment of dividends and distributions	823	961	—	—
Cost of shares repurchased	(6,050)	(8,204)	(9,181)	(13,416)
Net decrease from Class 3 transactions	(3,597)	(2,994)	(1,439)	(1,488)
Class 4[2]:
Proceeds from initial capitalization	1	—	1	—
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	3	—	—	—
Cost of shares repurchased	—	—	—	—
Net increase from Class 4 transactions	1	—	1	—
Net increase (decrease) in net assets resulting from capital share transactions	87,854	212,869	(78,336)	1,116
Total increase (decrease) in net assets	13,578	333,766	(80,751)	(1,557)
Net assets:
Beginning of period	3,810,685	3,476,919	616,857	618,414
End of period	$3,824,263	$3,810,685	$536,106	$616,857
Undistributed (distributions in excess of) net investment income	$5,925	$9,324	$(16)	$(14)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	15,076	31,215	2,528	3,470
Shares issued on reinvestment of dividends and distributions	5,774	6,037	—	—
Shares repurchased	(16,180)	(18,490)	(3,278)	(4,170)
Net increase (decrease) in shares outstanding	4,670	18,762	(750)	(700)
Class 2:
Shares issued from initial capitalization	—	—	—	—
Shares sold	11,413	11,792	13,986	28,960
Shares issued on reinvestment of dividends and distributions	6,228	6,506	—	—
Shares repurchased	(15,060)	(19,741)	(20,084)	(28,025)
Net increase (decrease) in shares outstanding	2,581	(1,443)	(6,098)	935
Class 3:
Shares sold	125	330	686	1,053
Shares issued on reinvestment of dividends and distributions	65	75	—	—
Shares repurchased	(467)	(642)	(813)	(1,185)
Net decrease in shares outstanding	(277)	(237)	(127)	(132)
Class 4[2]:
Shares issued from initial capitalization	—	3	—	—	3	—
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	3	—	—	—
Shares repurchased	—	—	—	—
Net increase in shares outstanding	—	3	—	—	3	—

[1]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[2]	For the period December 14, 2012, commencement of operations, through December 31, 2012.
[3]	Amount less than one thousand.

See Notes to Financial Statements

98  American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 19 different funds (the “funds”). This report covers 18 funds in the series. The Protected Asset Allocation Fund is covered in a separate report. Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2013; however, the series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

American Funds Insurance Series  99

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two, three or four share classes (Classes 1, 2, 3 and 4). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the series’ investment adviser, values the funds’ investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income

100  American Funds Insurance Series

securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other
relationships observed in the markets among comparable
securities; and proprietary pricing models such as yield
measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes;	Standard inputs and underlying equity of the issuer
convertible securities
Bonds & notes of governments	Standard inputs and interest rate volatilities
& government agencies
Mortgage-backed; asset-backed	Standard inputs and cash flows, prepayment information,
obligations	default rates, delinquency and loss assumptions, collateral
characteristics, credit enhancements and specific deal
information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may,

American Funds Insurance Series  101

as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2012 (dollars in thousands):

Global Discovery Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$34,904	$17,641	—	$52,545
Health care	47,597	1,131	—	48,728
Information technology	38,281	7,275	—	45,556
Financials	11,025	17,545	—	28,570
Telecommunication services	5,773	6,099	—	11,872
Utilities	—	11,411	—	11,411
Industrials	4,419	4,173	—	8,592
Materials	2,348	1,142	—	3,490
Energy	1,524	—	—	1,524
Miscellaneous	5,396	7,444	—	12,840
Short-term securities	—	38,492	—	38,492
Total	$151,267	$112,353	—	$263,620

*	Securities with a market value of $53,069,000, which represented 20.25% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Global Growth Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$621,946	$484,942	$1,337	$1,108,225
Financials	296,577	519,002	—	815,579
Health care	397,753	275,544	—	673,297
Information technology	375,755	230,994	—	606,749
Consumer staples	129,693	438,649	—	568,342
Industrials	174,277	183,835	—	358,112
Energy	159,217	151,908	—	311,125
Materials	139,394	97,360	—	236,754
Other	4,278	105,902	—	110,180
Miscellaneous	30,612	65,451	—	96,063
Short-term securities	—	345,206	—	345,206
Total	$2,329,502	$2,898,793	$1,337	$5,229,632

*	Securities with a market value of $2,211,535,000, which represented 42.62% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

102  American Funds Insurance Series

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$367,056	$454,723	$60	$821,839
Industrials	137,327	319,220	—	456,547
Health care	332,276	78,030	—	410,306
Information technology	224,212	161,678	1,111	387,001
Energy	176,070	128,260	5	304,335
Financials	148,227	63,582	1,083	212,892
Consumer staples	73,934	125,677	—	199,611
Materials	26,886	159,077	1,645	187,608
Utilities	—	128,242	—	128,242
Telecommunication services	17,354	6,124	—	23,478
Miscellaneous	103,934	68,061	—	171,995
Preferred securities	—	5,775	—	5,775
Rights & warrants	—	52	3	55
Convertible securities	—	1,486	9,683	11,169
Bonds, notes & other debt instruments	—	7,763	—	7,763
Short-term securities	—	294,667	—	294,667
Total	$1,607,276	$2,002,417	$13,590	$3,623,283

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	—	$11	—	$11

*	Securities with a market value of $1,147,134,000, which represented 31.67% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$3,925,239	$636,976	$—	$4,562,215
Financials	3,249,763	427,285	27,479	3,704,527
Information technology	2,540,538	482,942	—	3,023,480
Health care	2,635,913	238,196	18,316	2,892,425
Energy	2,265,103	54,152	40,199	2,359,454
Industrials	1,416,437	250,180	—	1,666,617
Materials	1,303,627	334,402	—	1,638,029
Consumer staples	673,277	178,943	—	852,220
Telecommunication services	347,830	—	—	347,830
Utilities	40,525	—	2,533	43,058
Miscellaneous	66,342	57,761	—	124,103
Rights & warrants	710	—	—	710
Short-term securities	—	1,054,813	—	1,054,813
Total	$18,465,304	$3,715,650	$88,527	$22,269,481

*	Securities with a market value of $2,016,558,000, which represented 9.08% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series  103

International Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$42,184	$1,407,035	$6,802	$1,456,021
Financials	93,966	1,156,232	—	1,250,198
Health care	208,509	1,019,378	—	1,227,887
Industrials	39,137	1,010,366	—	1,049,503
Information technology	175,787	790,107	—	965,894
Consumer staples	—	719,772	—	719,772
Telecommunication services	54,759	541,839	—	596,598
Materials	—	529,535	—	529,535
Energy	93,631	379,402	—	473,033
Utilities	—	243,866	—	243,866
Miscellaneous	6,280	240,464	—	246,744
Convertible securities	—	3,762	—	3,762
Bonds, notes & other debt instruments	—	74,538	—	74,538
Short-term securities	—	275,885	—	275,885
Total	$714,253	$8,392,181	$6,802	$9,113,236

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	—	$199	—	$199
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,333)	—	(3,333)
Total	—	$(3,134)	—	$(3,134)

*	Securities with a market value of $5,971,251,000, which represented 65.42% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$49,576	$296,646	$—	$346,222
Consumer discretionary	48,873	291,508	—	340,381
Financials	83,527	188,920	37	272,484
Health care	61,288	175,188	—	236,476
Energy	101,941	107,976	—	209,917
Industrials	48,330	106,366	—	154,696
Information technology	58,729	93,806	—	152,535
Materials	16,339	94,136	—	110,475
Telecommunication services	42,076	68,188	—	110,264
Utilities	—	26,367	—	26,367
Miscellaneous	6,773	111,330	—	118,103
Rights & warrants	—	119	—	119
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	213,853	—	213,853
U.S. Treasury bonds & notes	—	1,752	—	1,752
Other	—	45,452	—	45,452
Short-term securities	—	168,672	—	168,672
Total	$517,452	$1,990,279	$37	$2,507,768

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(105)	—	$(105)

*	Securities with a market value of $1,215,887,000, which represented 48.29% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

104  American Funds Insurance Series

Blue Chip Income and Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$655,624	$—	—	$655,624
Health care	642,690	—	—	642,690
Industrials	611,582	—	—	611,582
Information technology	606,086	—	—	606,086
Consumer staples	568,745	—	—	568,745
Telecommunication services	389,809	—	—	389,809
Consumer discretionary	273,099	—	—	273,099
Financials	179,103	—	—	179,103
Utilities	168,718	—	—	168,718
Materials	154,751	—	—	154,751
Miscellaneous	210,263	—	—	210,263
Convertible securities	70,608	—	—	70,608
Short-term securities	—	206,727	—	206,727
Total	$4,531,078	$206,727	—	$4,737,805

Global Growth and Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$289,878	$86,062	$—	$375,940
Financials	184,800	185,184	569	370,553
Information technology	84,507	102,345	—	186,852
Materials	137,254	45,739	—	182,993
Industrials	86,415	86,590	—	173,005
Health care	105,768	64,155	—	169,923
Consumer staples	71,956	93,831	—	165,787
Energy	84,160	35,497	—	119,657
Telecommunication services	36,079	76,679	—	112,758
Utilities	18,506	53,960	—	72,466
Convertible securities	—	14,825	360	15,185
Bonds, notes & other debt instruments	—	26,788	—	26,788
Short-term securities	—	42,898	—	42,898
Total	$1,099,323	$914,553	$929	$2,014,805

*	Securities with a market value of $633,131,000, which represented 31.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Growth-Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$3,119,603	$139,291	—	$3,258,894
Information technology	3,111,220	91,698	—	3,202,918
Health care	2,961,600	204,737	—	3,166,337
Industrials	2,321,295	86,516	—	2,407,811
Energy	1,869,901	284,760	—	2,154,661
Consumer staples	1,349,868	162,170	—	1,512,038
Financials	1,387,006	110,352	—	1,497,358
Materials	1,302,672	106,065	—	1,408,737
Telecommunication services	995,984	—	—	995,984
Utilities	215,567	—	—	215,567
Miscellaneous	841,549	100,534	—	942,083
Preferred securities	—	17,000	—	17,000
Rights & warrants	2,533	—	—	2,533
Convertible securities	20,525	57,838	—	78,363
Bonds, notes & other debt instruments	—	59,756	—	59,756
Short-term securities	—	2,370,273	—	2,370,273
Total	$19,499,323	$3,790,990	—	$23,290,313

*	Securities with a market value of $979,695,000, which represented 4.20% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

American Funds Insurance Series  105

International Growth and Income Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$18,262	$50,340	—	$68,602
Financials	6,168	53,487	—	59,655
Consumer discretionary	1,679	47,711	—	49,390
Telecommunication services	3,715	37,076	—	40,791
Utilities	—	39,409	—	39,409
Industrials	—	29,906	—	29,906
Health care	2,423	24,035	—	26,458
Energy	2,140	20,068	—	22,208
Information technology	5,028	15,852	—	20,880
Materials	—	13,473	—	13,473
Miscellaneous	—	97	—	97
Bonds, notes & other debt instruments	—	19,267	—	19,267
Short-term securities	—	44,393	—	44,393
Total	$39,415	$395,114	—	$434,529

*	Securities with a market value of $211,822,000, which represented 49.50% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$1,146,156	$222,811	$—	$1,368,967
Financials	1,318,251	—	—	1,318,251
Health care	1,220,524	—	—	1,220,524
Energy	1,010,519	74,834	—	1,085,353
Information technology	1,026,375	—	—	1,026,375
Industrials	918,093	—	19	918,112
Materials	655,584	—	2,383	657,967
Consumer staples	528,222	54,095	—	582,317
Utilities	273,743	—	—	273,743
Telecommunication services	58,992	107,946	—	166,938
Miscellaneous	299,250	—	—	299,250
Rights & warrants	440	261	—	701
Convertible securities	—	3,136	—	3,136
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	839,476	—	839,476
Mortgage-backed obligations	—	716,333	—	716,333
Corporate bonds & notes	—	409,849	—	409,849
Federal agency bonds & notes	—	55,158	—	55,158
Other	—	581,165	—	581,165
Short-term securities	—	1,153,488	—	1,153,488
Total	$8,456,149	$4,218,552	$2,402	$12,677,103

*	Securities with a market value of $297,645,000, which represented 2.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

106  American Funds Insurance Series

Global Balanced Fund
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$6,395	$6,209	—	$12,604
Industrials	5,255	6,790	—	12,045
Consumer discretionary	6,165	5,613	—	11,778
Financials	3,508	8,199	—	11,707
Energy	7,569	1,892	—	9,461
Health care	5,116	3,359	—	8,475
Information technology	4,006	4,044	—	8,050
Materials	4,749	1,195	—	5,944
Telecommunication services	1,227	4,126	—	5,353
Utilities	—	1,906	—	1,906
Miscellaneous	1,187	4,183	—	5,370
Preferred securities	—	166	—	166
Convertible securities	—	1,304	—	1,304
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	23,414	—	23,414
Corporate bonds & notes	—	11,825	—	11,825
Mortgage-backed obligations	—	7,652	—	7,652
U.S. Treasury bonds & notes	—	5,503	—	5,503
Short-term securities	—	14,246	—	14,246
Total	$45,177	$111,626	—	$156,803

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	—	$22	—	$22
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(105)	—	(105)
Total	—	$(83)	—	$(83)

*	Securities with a market value of $34,243,000, which represented 22.66% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,059,331	$—	$3,059,331
U.S. Treasury bonds & notes	—	2,188,145	—	2,188,145
Corporate bonds & notes	—	622,716	—	622,716
Federal agency bonds & notes	—	256,817	—	256,817
Other	—	2,270,436	—	2,270,436
Preferred securities	—	1,025	—	1,025
Common stocks	2	15	255	272
Short-term securities	—	1,235,059	—	1,235,059
Total	$2	$9,633,544	$255	$9,633,801

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	—	$741	—	$741
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(731)	—	(731)
Total	—	$10	—	$10

*	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series  107

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	—	$399,464	—		$399,464
Japanese yen	—	285,163	—		285,163
Swedish kronor	—	123,460	—		123,460
Polish zloty	—	110,209	—		110,209
Mexican pesos	—	109,834	—		109,834
South Korean won	—	71,963	—		71,963
British pounds	—	59,424	—		59,424
Norwegian kroner	—	49,477	—		49,477
Canadian dollars	—	43,777	—		43,777
Malaysian ringgits	—	32,964	—		32,964
Singapore dollars	—	22,963	—		22,963
Hungarian forints	—	20,858	—		20,858
Australian dollars	—	16,942	—		16,942
U.S. dollars	—	1,094,670	—		1,094,670
Other currencies	—	45,994	—		45,994
Common stocks	—	—	—	*	—	*
Short-term securities	—	224,543	—		224,543
Total	—	$2,711,705	—	*	$2,711,705

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	—	$541	—	$541
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,865)	—	(5,865)
Total	—	$(5,324)	—	$(5,324)

*	Amount less than one thousand.
†	Forward currency contracts are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,864,279	$393	$1,864,672
Other	—	31,470	—	31,470
Convertible securities	—	2,877	—	2,877
Preferred securities	1,209	3,952	—	5,161
Common stocks	4,160	30	3,386	7,576
Rights & warrants	153	394	—	547
Short-term securities	—	119,576	—	119,576
Total	$5,522	$2,022,578	$3,779	$2,031,879

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(98)	—	$(98)

*	Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

108  American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

Cash Management Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invest.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

American Funds Insurance Series	109

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocations to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, certain of the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

110	American Funds Insurance Series

5. Certain investment techniques

Some of the funds have entered into certain investment transactions and contracts as further described below.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Some of the funds have participated in transactions that involve unfunded commitments, which may obligate them to lend additional sums based upon the terms of the loan agreement. As of December 31, 2012, the maximum exposure of unfunded loan commitments for Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund was $3,017,000, $776,000, $90,000 and $5,471,000, respectively, which would represent 0.02%, 0.01%, less than 0.01% and 0.27%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation of $27,000, $7,000, $1,000 and $13,000, respectively, is included in other payables in each fund’s statement of assets and liabilities and net unrealized appreciation on investments in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the funds’ exposure to changes in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2012, Global Small Capitalization Fund, International Fund, New World Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies.

Collateral — Upon entering into forward currency contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the funds have entered into a collateral program with certain counterparties. The program calls for the funds to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

American Funds Insurance Series	111

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2009. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2008. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund and New World Fund for tax years before 2005; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables below and on the following page, some of the funds had capital loss carryforwards available at December 31, 2012. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

	Global	Global	Global Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2012:
Undistributed ordinary income	$322	$16,258	$33,254	$89,940	$31,894	$7,751
Undistributed long-term capital gain	—	—	—	—	—	11,646
Post-October capital loss deferral*	(502)	(261)	—	(17,079)	—	—
Capital loss carryforward:
No expiration	—	—	(79,088)	—	(145,237)	—
Expiring 2017	(13,619)	(353,831)	(354,503)	(1,583,328)	(1,057,173)	—
Expiring 2018	—	—	—	(12,099)	(84,504)	—
	$(13,619)	$(353,831)	$(433,591)	$(1,595,427)	$(1,286,914)	—
Capital loss carryforwards utilized	$8,937	$333,938	—	$1,761,708	—	$59,199
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) accumulated net realized loss/undistributed net realized gain	$81	$(657)	$16,148	$26,814	$(5,716)	$(2,564)
Gross unrealized appreciation on investment securities	$51,552	$1,449,615	$951,228	$7,424,190	$2,107,074	$598,211
Gross unrealized depreciation on investment securities	(6,442)	(126,398)	(339,404)	(421,892)	(278,110)	(88,719)
Net unrealized appreciation on investment securities	$45,110	$1,323,217	$611,824	$7,002,298	$1,828,964	$509,492
Cost of investment securities	$218,510	$3,906,415	$3,011,459	$15,267,183	$7,284,272	$1,998,276

See end of table for footnote.

112	American Funds Insurance Series

	Blue Chip	Global		International
	Income	Growth	Growth-	Growth	Asset	Global
	and Growth	and Income	Income	and Income	Allocation	Balanced
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2012:
Undistributed ordinary income	$22,927	$11,850	$74,334	$392	$50,395	$—
Late year ordinary loss deferral*	—	—	—	—	(24)	(172)
Post-October capital loss deferral*	—	(26,563)	—	—	—	—
Capital loss carryforward:
No expiration	—	—	—	(11,961)	—	(1,359)
Expiring 2016	(2,872)	—	—	—	—	—
Expiring 2017	(495,895)	(515,003)	(736,140)	—	—	—
Expiring 2018	—	(297)	(1,026,621)	—	(11,934)	—
	$(498,767)	$(515,300)	$(1,762,761)	$(11,961)	$(11,934)	$(1,359)
Capital loss carryforwards utilized	$63,012	$65,362	$1,606,344	—	$628,215	—
Reclassification (from) to undistributed/distributions in excess of net investment income (to) from accumulated net realized loss	$(2)	$(337)	$450	$185	$4,286	$(195)
Gross unrealized appreciation on investment securities	$899,374	$415,138	$6,024,962	$45,854	$2,348,226	$13,111
Gross unrealized depreciation on investment securities	(87,853)	(49,638)	(582,535)	(6,850)	(138,790)	(2,301)
Net unrealized appreciation on investment securities	$811,521	$365,500	$5,442,427	$39,004	$2,209,436	$10,810
Cost of investment securities	$3,926,284	$1,649,305	$17,847,886	$395,525	$10,467,667	$145,993

See end of table for footnote.

					U.S. Government/
			High-		AAA-Rated	Cash
	Bond	Global Bond	Income Bond	Mortgage	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2012:
Undistributed ordinary income	$35,166	$14,952	$24,270	$306	$50,308	$—
Late year ordinary loss deferral*	—	(2,774)	—	—	—	—
Undistributed long-term capital gain	96,941	17,722	—	50	53,953	—
Post-October capital loss deferral*	—	—	(16,286)	—	—	—
Capital loss carryforward:
No expiration	—	—	—	—	—	— †
Expiring 2016	—	—	(9,223)	—	—	—
Expiring 2017	—	—	(113,685)	—	—	—
	—	—	$(122,908)	—	—	$— †
Capital loss carryforwards utilized	$96,778	—	$17,283	—	—	—
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized
gain/accumulated net realized loss	$34,982	$(9,602)	$(37)	$735	$15,998	$—
Reclassification to accumulated net investment loss
from capital paid in on shares of beneficial interest	—	—	—	—	—	2,430
Gross unrealized appreciation on investment securities	$393,046	$136,902	$130,069	$1,293	$73,948	$26
Gross unrealized depreciation on investment securities	(24,396)	(13,675)	(61,302)	(58)	(1,381)	(2)
Net unrealized appreciation on investment securities	$368,650	$123,227	$68,767	$1,235	$72,567	$24
Cost of investment securities	$9,265,151	$2,588,478	$1,963,112	$151,887	$4,428,343	$537,880

*These deferrals are considered incurred in the subsequent year.

† Amount less than one thousand.

American Funds Insurance Series	113

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Global Discovery Fund

	Year ended December 31, 2012			Year ended December 31, 2011
	Ordinary	Long-term	Total distributions	Ordinary	Long-term	Total distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$241	—	$241	$191	—	$191
Class 2	1,151	—	1,151	882	—	882
Total	$1,392	—	$1,392	$1,073	—	$1,073

Global Growth Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$16,161		—	$16,161		$21,349	—	$21,349
Class 2	32,113		—	32,113		51,249	—	51,249
Class 4[1]	—	2	—	—	2	—	—	—
Total	$48,274		—	$48,274		$72,598	—	$72,598

Global Small Capitalization Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$14,672		—	$14,672		$13,077	—	$13,077
Class 2	34,610		—	34,610		38,284	—	38,284
Class 4[1]	—	2	—	—	2	—	—	—
Total	$49,282		—	$49,282		$51,361	—	$51,361

Growth Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$75,334		—	$75,334		$69,488	—	$69,488
Class 2	122,858		—	122,858		112,195	—	112,195
Class 3	1,643		—	1,643		1,419	—	1,419
Class 4[1]	—	2	—	—	2	—	—	—
Total	$199,835		—	$199,835		$183,102	—	$183,102

See end of table for footnotes.

114	American Funds Insurance Series

International Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$60,357		—	$60,357		$74,656	—	$74,656
Class 2	78,128		—	78,128		104,617	—	104,617
Class 3	650		—	650		910	—	910
Class 4[1]	—	2	—	—	2	—	—	—
Total	$139,135		—	$139,135		$180,183	—	$180,183

New World Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$13,526		—	$13,526		$17,417	—	$17,417
Class 2	13,443		—	13,443		26,091	—	26,091
Class 4[1]	—	2	—	—	2	—	—	—
Total	$26,969		—	$26,969		$43,508	—	$43,508

Blue Chip Income and Growth Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$29,511		—	$29,511		$19,601	—	$19,601
Class 2	67,663		—	67,663		60,348	—	60,348
Class 4[1]	—	2	—	—	2	—	—	—
Total	$97,174		—	$97,174		$79,949	—	$79,949

Global Growth and Income Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$4,745		—	$4,745		$4,976	—	$4,976
Class 2	45,110		—	45,110		52,341	—	52,341
Class 4[1]	—	2	—	—	2	—	—	—
Total	$49,855		—	$49,855		$57,317	—	$57,317

Growth-Income Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$179,283		—	$179,283		$177,601	—	$177,601
Class 2	213,820		—	213,820		216,185	—	216,185
Class 3	2,787		—	2,787		2,942	—	2,942
Class 4[1]	—	2	—	—	2	—	—	—
Total	$395,890		—	$395,890		$396,728	—	$396,728

American Funds Insurance Series	115

International Growth and Income Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$4,726		—	$4,726		$1,158	$204	$1,362
Class 2	4,685		—	4,685		6,152	1,104	7,256
Class 4[1]	—	2	—	—	2	—	—	—
Total	$9,411		—	$9,411		$7,310	$1,308	$8,618

Asset Allocation Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$149,689		—	$149,689		$126,587	—	$126,587
Class 2	99,191		—	99,191		100,376	—	100,376
Class 3	742		—	742		755	—	755
Class 4[1]	—	2	—	—	2	—	—	—
Total	$249,622		—	$249,622		$227,718	—	$227,718

Global Balanced Fund

	Year ended December 31, 2012					Period ended December 31, 2011[3]
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$562		—	$562		$180	—	$180
Class 2	1,835		—	1,835		386	—	386
Class 4[1]	—	2	—	—	2	—	—	—
Total	$2,397		—	$2,397		$566	—	$566

Bond Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$106,210		—	$106,210		$144,664	—	$144,664
Class 2	125,665		—	125,665		149,774	—	149,774
Class 4[1]	—	2	—	—	2	—	—	—
Total	$231,875		—	$231,875		$294,438	—	$294,438

Global Bond Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$23,288		$3,369	$26,657		$17,957	$2,360	$20,317
Class 2	42,360		7,923	50,283		46,119	8,107	54,226
Class 4[1]	—	2	—	—	2	—	—	—
Total	$65,648		$11,292	$76,940		$64,076	$10,467	$74,543

116	American Funds Insurance Series

High-Income Bond Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$62,358		—	$62,358		$62,902	—	$62,902
Class 2	79,441		—	79,441		83,842	—	83,842
Class 3	1,459		—	1,459		1,593	—	1,593
Class 4[1]	—	2	—	—	2	—	—	—
Total	$143,258		—	$143,258		$148,337	—	$148,337

Mortgage Fund

	Year ended December 31, 2012					Period ended December 31, 2011[3]
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$1,305		—	$1,305		$555	—	$555
Class 2	648		—	648		202	—	202
Class 4[1]	—	2	—	—	2	—	—	—
Total	$1,953		—	$1,953		$757	—	$757

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2012					Year ended December 31, 2011
	Ordinary		Long-term	Total distributions		Ordinary	Long-term	Total distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$45,898		$27,829	$73,727		$61,491	$15,498	$76,989
Class 2	47,011		31,761	78,772		64,659	17,494	82,153
Class 3	493		330	823		761	200	961
Class 4[1]	—	2	—	—	2	—	—	—
Total	$93,402		$59,920	$153,322		$126,911	$33,192	$160,103

1 For the period December 14, 2012, commencement of operations, through December 31, 2012.

2 Amount less than one thousand.

3 For the period May 2, 2011, commencement of operations, through December 31, 2011.

American Funds Insurance Series  117

7. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

					For the year
	Rates		Net asset level (in billions)		ended
Fund	Beginning with	Ending with	Up to	In excess of	December 31, 2012
Global Discovery Fund	.580%	.440%	$.5	$1.0	.58%
Global Growth Fund	.690	.460	.6	5.0	.53
Global Small Capitalization Fund	.800	.635	.6	5.0	.71
Growth Fund	.500	.280	.6	34.0	.33
International Fund	.690	.430	.5	21.0	.50
New World Fund	.850	.620	.5	2.5	.74
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.41
Global Growth and Income Fund	.690	.480	.6	3.0	.60
Growth-Income Fund	.500	.219	.6	34.0	.27
International Growth and Income Fund	.690	.530	.5	1.0	.69
Asset Allocation Fund	.500	.250	.6	8.0	.29
Global Balanced Fund	.660	.510	.5	1.0	.66
Bond Fund	.480	.330	.6	8.0	.37
Global Bond Fund	.570	.500	1.0	1.0	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46
Mortgage Fund	.420	.290	.6	3.0	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33
Cash Management Fund	.320	.270	1.0	2.0	.32

Distribution services — The series has plans of distribution for Class 2, 3 and 4 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on average daily net assets, of 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.25% for Class 4 shares to pay service fees to firms that have entered into agreements with the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

Administrative services — The board of trustees approved an administrative services agreement with CRMC effective January 1, 2012. Under this agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders.

Insurance administrative services — The series has an insurance administrative services plan for Class 4 shares. Under the plan, Class 4 shares pay 0.25% of each insurance company’s respective average daily net assets in the share class to compensate the insurance companies for services provided to its separate accounts and contractholders for which the Class 4 shares of the funds are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

118   American Funds Insurance Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in
		value of		Total trustees’
Fund	Current fees	deferred amounts		compensation
Global Discovery Fund	$2	$—	*	$2
Global Growth Fund	47	4		51
Global Small Capitalization Fund	32	2		34
Growth Fund	234	43		277
International Fund	84	20		104
New World Fund	21	1		22
Blue Chip Income and Growth Fund	43	2		45
Global Growth and Income Fund	19	1		20
Growth-Income Fund	223	50		273
International Growth and Income Fund	2	—	*	2
Asset Allocation Fund	110	13		123
Global Balanced Fund	1	—	*	1
Bond Fund	87	5		92
Global Bond Fund	22	1		23
High-Income Bond Fund	18	5		23
Mortgage Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	36	5		41
Cash Management Fund	6	2		8

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

8. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2012 (dollars in thousands):

	Global		Global	Global Small			New
	Discovery		Growth	Capitalization	Growth	International	World
	Fund		Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$85,005		$1,034,418	$1,342,475	$4,566,857	$2,310,366	$762,535
Sales of investment securities*	89,863		1,610,757	1,146,762	8,782,186	2,643,207	694,350
Non-U.S. taxes paid on dividend income	121		6,329	1,846	7,999	19,402	3,278
Non-U.S. taxes paid on interest income	—		—	—	—	—	146
Non-U.S. taxes paid (refunded) on realized gains	—	†	—	73	—	88	(130)
Non-U.S. taxes provided on unrealized gains	—		75	—	—	4,608	197
Dividends from affiliated issuers	—		—	846	7,774	—	—
Net realized (loss) gain from affiliated issuers	—		—	(11,005)	2,885	—	—

See end of table for footnotes.

American Funds Insurance Series  119

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund		Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$1,572,567	$572,924	$5,306,525	$220,035		$6,730,656	$134,903
Sales of investment securities*	1,575,507	784,723	8,146,760	77,473		7,481,233	91,279
Non-U.S. taxes paid on dividend income	660	3,352	6,522	688		4,770	174
Non-U.S. taxes paid on interest income	—	—	—	—		—	6
Non-U.S. taxes paid on realized gains	—	—	—	2		—	—
Non-U.S. taxes provided on unrealized gains	—	26	—	—	†	—	—
Dividends from affiliated issuers	—	658	3,543	—		—	—
Net realized loss from affiliated issuers	—	—	(9,133)	—		—	—

See end of table for footnotes.

	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$18,779,221	$3,573,851	$918,755		$468,104	$14,223,689
Sales of investment securities*	19,556,531	3,257,719	864,805		416,497	14,380,991
Non-U.S. taxes paid on interest income	10	274	—	†	—	—

*Excludes short-term securities and U.S. government obligations, if any.
† Amount less than one thousand.

9. Ownership concentration

At December 31, 2012, CRMC held aggregate ownership of 21% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when it began operations on May 2, 2011.

120   American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]
Global Discovery Fund
Class 1
12/31/12	$11.35	$.10	$2.26	$2.36	$(.10)	$—	$(.10)	$13.61	20.81%	$33	.62%	.62%	.79%
12/31/11	12.28	.07	(.92)	(.85)	(.08)	—	(.08)	11.35	(6.91)	27	.60	.60	.58
12/31/10	11.20	.10	1.07	1.17	(.09)	—	(.09)	12.28	10.43	31	.61	.61	.87
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31	.61	.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18	.60	.55	1.33
Class 2
12/31/12	11.30	.07	2.25	2.32	(.07)	—	(.07)	13.55	20.52	229	.87	.87	.54
12/31/11	12.22	.04	(.91)	(.87)	(.05)	—	(.05)	11.30	(7.13)	202	.85	.85	.33
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217	.86	.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192	.86	.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131	.85	.80	1.08

Global Growth Fund
Class 1
12/31/12	$19.40	$.30	$4.14	$4.44	$(.26)	$—	$(.26)	$23.58	22.89%	$1,466	.56%	.56%	1.38%
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277	.55	.55	1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227	.56	.56	1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037	.56	.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675	.55	.50	2.37
Class 2
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723	.81	.81	1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535	.80	.80	1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308	.81	.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100	.82	.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198	.80	.75	2.12
Class 4
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	—5	.026	.026	.04 [6]

Global Small Capitalization Fund
Class 1
12/31/12	$17.28	$.09	$3.09	$3.18	$(.30)	$—	$(.30)	$20.16	18.51%	$1,019	.75%	.75%	.46%
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795	.74	.74	.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818	.75	.75	.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604	.76	.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306	.74	.67	1.01
Class 2
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603	1.00	1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450	.99	.99	.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748	.99	.92	.70
Class 4
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	—5	.046	.046	.04 [6]

See end of table for footnotes.

American Funds Insurance Series  121

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities(both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]

Growth Fund
Class 1
12/31/12	$52.07	$.63	$8.83	$9.46	$(.63)	$—	$(.63)	$60.90	18.19%	$7,116	.35%	.35%	1.10%
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426	.34	.34	.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011	.34	.34	1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565	.35	.35	.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768	.33	.30	1.23
Class 2
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911	.60	.60	.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701	.59	.59	.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896	.59	.59	.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201	.60	.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383	.58	.55	.95
Class 3
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189	.53	.53	.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189	.52	.52	.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232	.52	.52	.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230	.53	.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198	.51	.48	1.02
Class 4
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33	—[5]	.02[6]	.02[6]	.05[6]

International Fund
Class 1
12/31/12	$15.21	$.30	$2.47	$2.77	$(.30)	$—	$(.30)	$17.68	18.21%	$3,618	.54%	.54%	1.81%
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314	.53	.53	2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490	.53	.53	1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851	.54	.54	1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864	.52	.48	2.42
Class 2
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465	.79	.79	1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210	.78	.78	1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615	.78	.78	1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411	.79	.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901	.77	.72	2.16
Class 3
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44	.72	.72	1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43	.71	.71	1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61	.71	.71	1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68	.72	.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57	.70	.65	2.25
Class 4
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98	—[5]	.02[6]	.02[6]	.05[6]

122  American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]

New World Fund
Class 1
12/31/12	$19.65	$.33	$3.23	$3.56	$(.28)	$—	$(.28)	$22.93	18.13%	$1,140		.79%	.79%	1.54%
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78	.78	1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774		.80	.80	1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500		.82	.82	2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253		.81	.73	2.18
Class 2
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04	1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03	1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05	1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492		1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044		1.06	.98	1.94
Class 4
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58	—	[5]	.04 [6]	.04 [6]	.04 [6]

Blue Chip Income and Growth Fund
Class 1
12/31/12	$9.00	$.24	$1.04	$1.28	$(.23)	$—	$(.23)	$10.05	14.18%	$1,357		.43%	.43%	2.41%
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42	.42	2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674		.44	.44	2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408		.44	.44	2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220		.43	.39	2.48
Class 2
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68	.68	2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67	.67	1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677		.69	.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344		.69	.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602		.68	.64	2.10
Class 4
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38	—	[5]	.02 [6]	.02 [6]	.10 [6]

Global Growth and Income Fund
Class 1
12/31/12	$9.20	$.25	$1.39	$1.64	$(.28)	$—	$(.28)	$10.56	17.93%	$180		.62%	.62%	2.56%
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61	.61	2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171		.61	.61	2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160		.63	.63	2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95		.62	.56	3.00
Class 2
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87	.87	2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86	.86	2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130		.86	.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951		.88	.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529		.86	.81	2.73
Class 4
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27	—[5]		.03[6]	.03[6]	.08[6]

See end of table for footnotes.

American Funds Insurance Series  123

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Growth-Income Fund
Class 1
12/31/12	$33.27	$.66	$5.25	$5.91	$(.70)	$—	$(.70)	$38.48	17.79%	$9,782		.29%		.29%		1.79%
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370		.29		.29		1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142		.29		.29		1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034		.28		.25		2.03
Class 2
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668		.54		.54		1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220		.54		.54		1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046		.53		.50		1.75
Class 3
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209		.47		.47		1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225		.47		.47		1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205		.46		.43		1.83
Class 4
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02	—	[5]	.01	[6]	.01	[6]	.03	[6]

International Growth and Income Fund
Class 1
12/31/12	$13.40	$.37	$1.89	$2.26	$(.37)	$—	$(.37)	$15.29	16.84%	$203		.74%		.74%		2.50%
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32		.74		.74		2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28		.74		.74		2.74
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12		.09		.08		.14
Class 2
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180		.99		.99		2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99		.99		.99		1.89
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4		.11		.11		.05
Class 4
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62	—	[5]	.04	[6]	.04	[6]	.07	[6]

Asset Allocation Fund

Class 1
12/31/12	$16.17	$.37	$2.28	$2.65	$(.39)	$—	$(.39)	$18.43	16.44%	$7,199		.31%		.31%		2.11%
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932		.31		.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235		.31		.31		2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151		.32		.32		2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243		.32		.29		2.98
Class 2
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151		.56		.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689		.57		.57		2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537		.58		.58		2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822		.57		.54		2.70
Class 3
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38		.49		.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44		.50		.50		2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44		.51		.51		2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41		.50		.47		2.77
Class 4
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	—	5.01		[6]	.01	[6]	.08	[6]

124  American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Global Balanced Fund
Class 1
12/31/12	$9.35	$.20	$.98	$1.18	$(.19)	$—		$(.19)	$10.34	12.58%	$32		.72%		.72%		2.00%
12/31/11[3,8]	10.00	.13	(.72)	(.59)	(.06)	—		(.06)	9.35	(5.89)	28		.69	9.69		9	1.99	9
Class 2
12/31/12	9.35	.17	.97	1.14	(.16)	—		(.16)	10.33	12.24	119		.97		.97		1.76
12/31/11[3,8]	10.00	.09	(.69)	(.60)	(.05)	—		(.05)	9.35	(5.97)	72		.94	9.94		9	1.45	9
Class 4
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—		(.18)	10.33	.40	—	[5]	.03	[6]	.03	[6]	.05	[6]

Bond Fund
Class 1
12/31/12	$10.99	$.25	$.36	$.61	$(.31)	$—		$(.31)	$11.29	5.58%	$3,917		.39%		.39%		2.23%
12/31/11	10.67	.32	.36	.68	(.36)	—		(.36)	10.99	6.41	4,354		.38		.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—		(.35)	10.67	6.73	4,768		.38		.38		3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—		(.34)	10.33	12.83	3,775		.39		.39		4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)		(.66)	9.45	(9.16)	2,090		.40		.36		5.84
Class 2
12/31/12	10.87	.22	.36	.58	(.28)	—		(.28)	11.17	5.37	5,044		.64		.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—		(.33)	10.87	6.10	4,984		.63		.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—		(.33)	10.56	6.44	5,074		.63		.63		2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—		(.32)	10.23	12.61	4,635		.64		.64		4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)		(.63)	9.36	(9.35)	3,432		.65		.61		5.53
Class 4
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—		(.25)	11.29	(.04)	—	[5]	.02	[6]	.02	[6]	.10	[6]

Global Bond Fund
Class 1
12/31/12	$11.96	$.28	$.48	$.76	$(.29)	$(.11)		$(.40)	$12.32	6.43%	$959		.56%		.56%		2.29%
12/31/11	11.82	.36	.22	.58	(.37)	(.07)		(.44)	11.96	4.86	619		.56		.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—		(.37)	11.82	5.44	325		.57		.57		3.42
12/31/09	10.68	.45	.62	1.07	(.18)	—		(.18)	11.57	10.04	162		.59		.59		4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	—	10	(.54)	10.68	3.60	111		.59		.53		4.36
Class 2
12/31/12	11.91	.25	.48	.73	(.26)	(.11)		(.37)	12.27	6.19	1,664		.81		.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)		(.41)	11.91	4.54	1,639		.81		.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—		(.35)	11.78	5.23	1,497		.83		.83		3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—		(.16)	11.53	9.69	1,203		.84		.84		3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	—	10	(.52)	10.66	3.48	802		.84		.79		4.06
Class 4
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—		(.19)	12.31	(.28)	—	[5]	.02	[6]	.02	[6]	.11	[6]

See end of table for footnotes.

American Funds Insurance Series  125

Income (loss) from investment operations[1]	Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]

High-Income Bond Fund
Class 1
12/31/12	$10.54	$.81	$.64	$1.45	$(.83)	$—	$(.83)	$11.16	13.90%	$894	.48%	.48%	7.25%
12/31/11	11.20	.88	(.64)	.24	(.90)	—	(.90)	10.54	2.18	787	.47	.47	7.70
12/31/10	10.49	.91	.68	1.59	(.88)	—	(.88)	11.20	15.38	769	.48	.48	8.15
12/31/09	8.05	.75	2.41	3.16	(.72)	—	(.72)	10.49	39.45	635	.48	.48	7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340	.48	.43	8.22
Class 2
12/31/12	10.42	.78	.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135	.73	.73	7.00
12/31/11	11.08	.84	(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064	.72	.72	7.44
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142	.73	.73	7.91
12/31/09	7.99	.71	2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063	.74	.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780	.73	.68	7.92
Class 3
12/31/12	10.56	.80	.63	1.43	(.81)	—	(.81)	11.18	13.67	21	.66	.66	7.07
12/31/11	11.22	.86	(.64)	.22	(.88)	—	(.88)	10.56	1.97	21	.65	.65	7.51
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23	.66	.66	7.98
12/31/09	8.07	.73	2.42	3.15	(.71)	—	(.71)	10.51	39.14	24	.67	.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18	.66	.61	7.9	6
Class 4
12/31/12[3,4]	11.80	.04	—	10.04	(.68)	—	(.68)	11.16	.34	—	[5]	.02	[6]	.02	[6]	.35	[6]

Mortgage Fund
Class 1
12/31/12	$10.37	$.01	$.25	$.26	$(.06)	$(.10)	$(.16)	$10.47	2.57%	$87	.45%	.45%	.08%
12/31/11[3,8]	10.00	—	10.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55	.42	9.42	9.04	9
Class 2
12/31/12	10.36	(.02)	.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49	.70	.70	(.16)
12/31/11[3,8]	10.00	(.02)	.48	.46	—	10	(.10)	(.10)	10.36	4.60	22	.67	9.67	9	(.25)[9]
Class 4
12/31/12[3,4]	10.60	—	10.01	.01	(.06)	(.08)	(.14)	10.47	.09	—	[5]	.02	[6]	.02	[6]	.04	[6]

U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/12	$13.00	$.10	$.18	$.28	$(.16)	$(.37)	$(.53)	$12.75	2.22%	$1,809	.34%	.34%	.75%
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785	.34	.34	1.83
12/31/10	12.18	.26	.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492	.39	.36	2.07
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999	.41	.41	2.99
12/31/08	11.73	.50	.41	.91	(.35)	—	(.35)	12.29	7.84	496	.43	.38	4.17
Class 2
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995	.59	.59	.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002	.59	.59	1.59
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959	.64	.62	1.83
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561	.66	.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219	.68	.64	3.93
Class 3
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20	.52	.52	.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24	.52	.52	1.65
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26	.57	.55	1.92
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27	.59	.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33	.61	.57	4.03
Class 4
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)	—	[5]	.02	[6]	.02	[6]	.05	[6]

126  American Funds Insurance Series

(Loss) income from investment operations[1]	Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[2]	Ratio of net (loss) income to average net assets[2]

Cash Management Fund
Class 1
12/31/12	$11.36	$(.03)	$.01	$(.02)	$—	$—	$—	$11.34	(.18)%	$66	.34%	.34%	(.22)%
12/31/11	11.39	(.02)	(.01)	(.03)	—	—	—	11.36	(.26)	75	.33	.33	(.21)
12/31/10	11.40	(.02)	.01	(.01)	—	—	—	11.39	(.09)	83	.33	.33	(.14)
12/31/09	11.44	(.01)	—	10	(.01)	(.03)	—	10	(.03)	11.40	(.10)	105	.33	.33	(.08)
12/31/08	11.40	.24	—	10.24	(.20)	—	(.20)	11.44	2.15	158	.32	.29	2.07
Class 2
12/31/12	11.22	(.05)	—	10	(.05)	—	—	—	11.17	(.45)	459	.59	.59	(.47)
12/31/11	11.28	(.05)	(.01)	(.06)	—	—	—	11.22	(.53)	530	.58	.58	(.47)
12/31/10	11.32	(.04)	—	10	(.04)	—	—	—	11.28	(.35)	522	.58	.58	(.39)
12/31/09	11.38	(.04)	—	10	(.04)	(.02)	—	10	(.02)	11.32	(.33)	664	.58	.58	(.33)
12/31/08	11.35	.20	.02	.22	(.19)	—	(.19)	11.38	1.90	1,023	.57	.54	1.73
Class 3
12/31/12	11.30	(.05)	.01	(.04)	—	—	—	11.26	(.35)	11	.52	.52	(.40)
12/31/11	11.34	(.04)	—	10	(.04)	—	—	—	11.30	(.35)	12	.51	.51	(.40)
12/31/10	11.38	(.04)	—	10	(.04)	—	—	—	11.34	(.35)	13	.51	.51	(.32)
12/31/09	11.44	(.03)	(.01)	(.04)	(.02)	—	10	(.02)	11.38	(.31)	17	.51	.51	(.27)
12/31/08	11.40	.22	.01	.23	(.19)	—	(.19)	11.44	1.99	25	.50	.47	1.91
Class 4
12/31/12[3,4]	11.34	—	10	—	10	—	10	—	—	—	11.34	.00	—	[5]	.02	[6]	.02	[6]	(.01)[6]

	Year ended December 31
Portfolio turnover rate for all share classes	2012	2011		2010	2009	2008
Global Discovery Fund	40%	45%		61%	60%	46%
Global Growth Fund	22	28		28	43	38
Global Small Capitalization Fund	40	44		47	55	47
Growth Fund	21	19		28	37	26
International Fund	29	24		25	46	52
New World Fund	32	22		18	25	32
Blue Chip Income and Growth Fund	36	27		22	22	24
Global Growth and Income Fund	30	25		30	47	36
Growth-Income Fund	25	22		22	24	31
International Growth and Income Fund	31	48		31	21	—	[7]
Asset Allocation Fund	61	43		46	41	36
Global Balanced Fund	80	34	[8]	—	—	—
Bond Fund	253	163		187	125	63
Global Bond Fund	160	101		106	86	118
High-Income Bond Fund	48	51		54	47	29
Mortgage Fund	444	480	[8]	—	—	—
U.S. Government/AAA-Rated Securities Fund	447	234		208	100	108
Cash Management Fund	—	—		—	—	—

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	From December 14, 2012, commencement of operations.
[5]	Amount less than $1 million.
[6]	The fund’s assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[7]	From November 18, 2008, commencement of operations.
[8]	From May 2, 2011, commencement of operations.
[9]	Annualized.
[10]	Amount less than $.01.

See Notes to Financial Statements

American Funds Insurance Series  127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Mortgage Fund and Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (eighteen of the portfolios constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2013

128  American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series  129

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2012	value 12/31/2012	during period[1]	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,080.43	$3.24	.62%
Class 1 — assumed 5% return	1,000.00	1,022.02	3.15	.62
Class 2 — actual return	1,000.00	1,079.05	4.55	.87
Class 2 — assumed 5% return	1,000.00	1,020.76	4.42	.87

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,126.56	$2.99	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56
Class 2 — actual return	1,000.00	1,125.12	4.33	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81
Class 4 — actual return[2]	1,000.00	1,124.08	5.66	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,113.98	$3.99	.75%
Class 1 — assumed 5% return	1,000.00	1,021.37	3.81	.75
Class 2 — actual return	1,000.00	1,112.26	5.31	1.00
Class 2 — assumed 5% return	1,000.00	1,020.11	5.08	1.00
Class 4 — actual return[2]	1,000.00	1,111.50	6.63	1.25	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.85	6.34	1.25	[3]

Growth Fund
Class 1 — actual return	$1,000.00	$1,091.08	$1.84	.35%
Class 1 — assumed 5% return	1,000.00	1,023.38	1.78	.35
Class 2 — actual return	1,000.00	1,089.67	3.15	.60
Class 2 — assumed 5% return	1,000.00	1,022.12	3.05	.60
Class 3 — actual return	1,000.00	1,090.27	2.78	.53
Class 3 — assumed 5% return	1,000.00	1,022.47	2.69	.53
Class 4 — actual return[2]	1,000.00	1,088.65	4.46	.85	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.86	4.32	.85	[3]

International Fund
Class 1 — actual return	$1,000.00	$1,130.46	$2.89	.54%
Class 1 — assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 2 — actual return	1,000.00	1,129.30	4.23	.79
Class 2 — assumed 5% return	1,000.00	1,021.17	4.01	.79
Class 3 — actual return	1,000.00	1,130.00	3.85	.72
Class 3 — assumed 5% return	1,000.00	1,021.52	3.66	.72
Class 4 — actual return[2]	1,000.00	1,127.91	5.56	1.04	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.91	5.28	1.04	[3]

See end of table for footnotes.

130  American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2012	value 12/31/2012	during period[1]	expense ratio

New World Fund
Class 1 — actual return	$1,000.00	$1,126.78	$4.22	.79%
Class 1 — assumed 5% return	1,000.00	1,021.17	4.01	.79
Class 2 — actual return	1,000.00	1,125.03	5.56	1.04
Class 2 — assumed 5% return	1,000.00	1,019.91	5.28	1.04
Class 4 — actual return[2]	1,000.00	1,124.28	6.89	1.29	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.65	6.55	1.29	[3]

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,051.12	$2.22	.43%
Class 1 — assumed 5% return	1,000.00	1,022.97	2.19	.43
Class 2 — actual return	1,000.00	1,049.29	3.50	.68
Class 2 — assumed 5% return	1,000.00	1,021.72	3.46	.68
Class 4 — actual return[2]	1,000.00	1,048.82	4.79	.93	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.46	4.72	.93	[3]

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,114.01	$3.35	.63%
Class 1 — assumed 5% return	1,000.00	1,021.97	3.20	.63
Class 2 — actual return	1,000.00	1,113.12	4.67	.88
Class 2 — assumed 5% return	1,000.00	1,020.71	4.47	.88
Class 4 — actual return[2]	1,000.00	1,110.52	5.94	1.12	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.51	5.69	1.12	[3]

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,084.83	$1.52	.29%
Class 1 — assumed 5% return	1,000.00	1,023.68	1.48	.29
Class 2 — actual return	1,000.00	1,083.11	2.83	.54
Class 2 — assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 3 — actual return	1,000.00	1,083.61	2.46	.47
Class 3 — assumed 5% return	1,000.00	1,022.77	2.39	.47
Class 4 — actual return[2]	1,000.00	1,082.12	4.13	.79	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.17	4.01	.79	[3]

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,097.88	$3.85	.73%
Class 1 — assumed 5% return	1,000.00	1,021.47	3.71	.73
Class 2 — actual return	1,000.00	1,096.17	5.22	.99
Class 2 — assumed 5% return	1,000.00	1,020.16	5.03	.99
Class 4 — actual return[2]	1,000.00	1,095.38	6.53	1.24	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.90	6.29	1.24	[3]

American Funds Insurance Series  131

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2012	value 12/31/2012	during period[1]	expense ratio

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,077.99	$1.62	.31%
Class 1 — assumed 5% return	1,000.00	1,023.58	1.58	.31
Class 2 — actual return	1,000.00	1,076.87	2.92	.56
Class 2 — assumed 5% return	1,000.00	1,022.32	2.85	.56
Class 3 — actual return	1,000.00	1,077.48	2.56	.49
Class 3 — assumed 5% return	1,000.00	1,022.67	2.49	.49
Class 4 — actual return[2]	1,000.00	1,075.59	4.23	.81	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.06	4.12	.81	[3]

Global Balanced Fund
Class 1 — actual return	$1,000.00	$1,075.74	$3.76	.72%
Class 1 — assumed 5% return	1,000.00	1,021.52	3.66	.72
Class 2 — actual return	1,000.00	1,074.68	5.06	.97
Class 2 — assumed 5% return	1,000.00	1,020.26	4.93	.97
Class 4 — actual return[2]	1,000.00	1,072.35	6.36	1.22	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.00	6.19	1.22	[3]

Bond Fund
Class 1 — actual return	$1,000.00	$1,023.39	$1.98	.39%
Class 1 — assumed 5% return	1,000.00	1,023.18	1.98	.39
Class 2 — actual return	1,000.00	1,022.40	3.25	.64
Class 2 — assumed 5% return	1,000.00	1,021.92	3.25	.64
Class 4 — actual return[2]	1,000.00	1,021.14	4.52	.89	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.66	4.52	.89	[3]

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,033.38	$2.86	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56
Class 2 — actual return	1,000.00	1,032.20	4.14	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81
Class 4 — actual return[2]	1,000.00	1,030.25	5.41	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,072.36	$2.50	.48%
Class 1 — assumed 5% return	1,000.00	1,022.72	2.44	.48
Class 2 — actual return	1,000.00	1,071.11	3.80	.73
Class 2 — assumed 5% return	1,000.00	1,021.47	3.71	.73
Class 3 — actual return	1,000.00	1,070.60	3.44	.66
Class 3 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class 4 — actual return[2]	1,000.00	1,069.99	5.10	.98	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.21	4.98	.98	[3]

See end of table for footnotes.

132  American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2012	value 12/31/2012	during period[1]	expense ratio

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,007.44	$2.27	.45%
Class 1 — assumed 5% return	1,000.00	1,022.87	2.29	.45
Class 2 — actual return	1,000.00	1,006.49	3.53	.70
Class 2 — assumed 5% return	1,000.00	1,021.62	3.56	.70
Class 4 — actual return[2]	1,000.00	1,005.21	4.79	.95	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.36	4.82	.95	[3]

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,006.83	$1.72	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34
Class 2 — actual return	1,000.00	1,004.75	2.97	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59
Class 3 — actual return	1,000.00	1,005.18	2.62	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52
Class 4 — actual return[2]	1,000.00	1,004.60	4.23	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

Cash Management Fund
Class 1 — actual return	$1,000.00	$999.12	$1.71	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34
Class 2 — actual return	1,000.00	997.32	2.96	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59
Class 3 — actual return	1,000.00	998.22	2.61	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52
Class 4 — actual return[2]	1,000.00	996.83	4.22	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on December 14, 2012. The “assumed 5% return” line is based on 184 days.
[3]	Expense ratios are estimated based on current fiscal-year expenses.

American Funds Insurance Series  133

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s total returns with those of other relevant funds and market data such as relevant market measures for the 10-month and one-, three-, five- and 10-year periods ended October 31, 2012 (as applicable) and for the lifetime of the fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Growth Funds Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month period and mixed over the one-, three- and five-year periods. The board and the committee further noted that over the 10-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Growth Funds Index.

Global Growth Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were significantly higher than both measures over all time periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were superior to both measures over the 10-month and one-year periods, mixed over the 10-year period and lower over the three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were higher than both measures.

134  American Funds Insurance Series

Growth Fund seeks to provide growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month and 10-year periods, mixed over the one-and three-year periods, lower over the five-year period and higher than all three measures over the lifetime of the fund.

International Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both measures over the 10-month, one-, five- and 10-year periods and lower over the three-year period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both measures.

New World Fund seeks to provide long-term capital appreciation. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over the five-year period and mixed over the 10-month, one-, three- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index but lower than the Lipper average.

Blue Chip Income and Growth Fund seeks to provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-year period, mixed over the 10-month, one- and three-year periods and lower over the five-year period and over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund since May 1, 2006.

Growth-Income Fund seeks to provide long-term growth of capital and income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-month and 10-year periods and over the lifetime of the fund since February 8, 1984. The board and committee further noted that the fund’s investment results were mixed over the one- and three-year periods and lower than both measures over the five-year period.

International Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund.

American Funds Insurance Series  135

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Barclays U.S. Aggregate Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-year period and superior to the Lipper Balanced Funds Average and the Barclays U.S. Aggregate Index over the 10-month, one- and three-year periods and over the lifetime of the fund since August 1, 1989, but lower than Standard & Poor’s 500 Composite Index over the same time periods. The board and the committee further noted that the fund’s investment results were mixed over the five-year period.

Global Balanced Fund seeks the accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average, (ii) the Barclays Global Aggregate Index, (iii) the MSCI All Country World Index and (iv) a custom index that blends the cumulative total returns of the MSCI All Country World Index and the Barclays Global Aggregate Index at 60% and 40%, respectively. They noted that the fund’s investment results were better than all measures other than the MSCI index over all time periods since its inception on May 2, 2011.

Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Intermediate Investment Grade Debt Funds Average and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were lower than both measures over the five-year period and mixed over the 10-month, one- and three-year periods and over the lifetime of the fund since January 2, 1996, but were higher than both measures over the 10-year period.

Global Bond Fund seeks to provide over the long term a high level of total return consistent with prudent investment management. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were mixed over the 10-month, one- and three-year periods and higher than both measures over the five-year period and over the lifetime of the fund since October 4, 2006.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. They noted that the fund’s investment results were lower than both measures over the 10-month, one-, three- and five-year periods, mixed over the 10-year period and higher than both measures over the lifetime of the fund since February 8, 1984.

Mortgage Fund seeks to provide current income and preserve capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper U.S. Mortgage Funds Average and (ii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were lower than both measures over the 10-month and one-year periods and mixed over the lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than both measures over the three-year period, lower over the 10-month and one-year periods and mixed over the five- and 10-year periods and over the lifetime of the fund since December 2, 1985.

136  American Funds Insurance Series

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the index over the 10-year period, but lower than the index over the 10-month, one-, three- and five-year periods and over the lifetime of the fund. They also noted that these measurements were of limited assistance given the generally low level of short-term interest rates and widespread fee waivers and return supports prevailing in the money market industry during the past several years.

The board and the committee concluded that each fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure is fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the other American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflects a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series  137

Board of trustees and other officers

“Independent” trustees[1]
Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	64	None
James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.
Leonard R. Fuller, 66	1999	President and CEO, Fuller Consulting (financial management consulting firm)	65	None
W. Scott Hedrick, 67	2007	Founding General Partner, InterWest Partners (venture capital firm)	61	Hot Topic, Inc.; Office Depot, Inc.
R. Clark Hooper, 66 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 54	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program, University of Redlands	61	None
Frank M. Sanchez, 69	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	61	None
Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S.Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None
Steadman Upham, Ph.D., 63	2010	President and University Professor, The University of Tulsa	64	None

138  American Funds Insurance Series

“Interested” trustee[5,6]
Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Donald D. O’Neal, 52 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series  139

Other officers[6]
Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Alan N. Berro, 52 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company
Michael J. Downer, 58 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Chairman of the Board, Capital Bank and Trust Company[7]
Abner D. Goldstine, 83 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company
C. Ross Sappenfield, 47 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
John H. Smet, 56 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Carl M. Kawaja, 48 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital International, Inc.;[7] Chairman of the Board, Capital International Asset Management (Canada), Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Sung Lee, 46 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]
Maria T. Manotok, 38 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global[7]
S. Keiko McKibben, 43 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]
Renaud H. Samyn, 39 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]
Dylan J. Yolles, 44 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 48 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 38 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 45 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[6]	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

140  American Funds Insurance Series

Offices of the series and

of the investment adviser

Capital Research and

Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2012, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2013, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Printed on paper containing 10% post-consumer waste Printed with inks containing soy and/or vegetable oil

The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,¹ reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 88% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 61% of 10-year periods and 76% of 20-year periods.² AFIS fund management fees have generally been among the lowest in the industry.³

[1]	As of October 2012.
[2]	Based on Class 2 share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Growth Funds Index (Global Discovery Fund), Global Funds Index (Global Growth Fund), Global Small-Cap Funds Average (Global Small Capitalization Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Intermediate Investment Grade Debt Funds Average (Bond Fund), High Yield Funds Index (High-Income Bond Fund), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities Fund).
[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

The right choice for the long term®

Protected Asset
Allocation FundSM

(American Funds Insurance Series®)

First report to shareholders, for the period ended December 31, 2012

Protected Asset Allocation Fund is part of American Funds Insurance Series, which serves as the underlying investment vehicle for several variable annuities and insurance products. e fund seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. Milliman Financial Risk Management LLC serves as the sub-adviser to the fund with respect to the management of the fund’s protection strategy.

Fund results shown in this report, unless otherwise indicated, are for Class P2 shares. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the cumulative total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2012:

	Lifetime	Gross	Net
	(since 9/28/12)	expense ratio	expense ratio
Class P1 shares	1.24%	0.88%	0.78%
Class P2 shares	1.21	1.13	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus available at the time of publication. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. After December 31, 2013, the adviser may modify or terminate the waiver, but only with series board approval. The investment adviser has committed to retain any reimbursements only through December 31, 2013. See the fund’s most recent prospectus for details.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. See the fund’s prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes they are intended to hedge. In addition, the risk management strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the risk management strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Fellow investors:

Welcome to the first report of the American Funds Insurance Series – Protected Asset Allocation Fund. We appreciate your interest in this new fund.

For the period from the fund’s inception on September 28, 2012, through the end of its fiscal year on December 31, 2012, Protected Asset Allocation Fund gained 1.21%. The fund has two benchmark indexes: Standard & Poor’s 500 Composite Index for stocks, which declined 0.38% for the period; and the Barclays U.S. Aggregate Index for bonds, which rose 0.21%. The indexes are unmanaged and, therefore, have no expenses.

Protected Asset Allocation Fund’s objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term, while seeking to manage volatility and provide downside protection. It has been designed to appeal to investors who are planning to draw income from their portfolio or are particularly concerned about market volatility.

The fund invests primarily in shares of an underlying fund, American Funds Insurance Series – Asset Allocation Fund.SM The underlying fund invests in a diversified mix of stocks, bonds and money market securities.

A portion of Protected Asset Allocation Fund’s assets are used in a risk management strategy operated by a sub-adviser, Milliman Financial Risk Management LLC. Milliman seeks to provide lower volatility and reduce downside risk compared with the underlying fund primarily through the use of short positions in exchange-traded futures contracts. The risk management strategy is designed to adjust the fund’s effective stock exposure during periods of volatility. These hedge positions are applied when Milliman’s forecasts show volatility reaching certain levels.

Portfolio review

Concerns about the outcome of the presidential election and looming fiscal cliff weighed on U.S. investors in the fourth quarter of 2012. While global markets rallied on growing optimism over the progress of fiscal reforms in Europe and signs that the slowdown in China had bottomed, the U.S. market declined.

Despite the weak U.S. market, the underlying fund recorded a gain for the period. The main contributors were equity holdings in the financials, materials, industrials, consumer discretionary and health care sectors. Good stock selection and relatively low exposure to one of the period’s weakest sectors, information technology, also helped results.

The portfolio counselors for the underlying fund continued to emphasize investments in stocks, which accounted for 71.6% of the underlying fund’s net assets at December 31. The rest of the underlying fund was invested 20.9% in bonds and 7.5% in cash equivalents.

Volatility in the U.S. stock market was relatively mild at the beginning and end of the period. Hedge positions in Protected Asset Allocation Fund started at a modest level and gradually increased by mid-November as the market sold off after the presidential election and fiscal cliff concerns intensified. As stocks rallied on news of an improving housing market and declining unemployment, the hedge positions were reduced to zero by mid-December. The hedge positions were effective in reducing portfolio volatility while the fund retained much of the underlying fund’s gain.

We are excited to offer a fund with this risk management feature, but we remind investors that the fund’s benefit will be most apparent during periods of high volatility and in down markets. In steady and rising markets, this fund’s results can be expected to lag those of the underlying fund.

Thank you for your support. We are pleased to report on this brand-new fund and look forward to reporting to you again in six months.

Cordially,

Donald D. O’Neal
Vice Chairman of the Board

Alan N. Berro

President

February 8, 2013

American Funds Insurance Series  1

Protected Asset Allocation Fund

Investment portfolio December 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets
Asset allocation fund — 89.85%
American Funds Insurance Series – Asset Allocation Fund, Class 1 (cost: $30,784,000)	1,670,848	$30,794	89.85%

Short-term securities — 6.38%
Government Cash Management Fund (cost: $2,186,000); see footnote 5	2,186,110	2,186	6.38

Total investment securities (cost: $32,970,000)		32,980	96.23

Other assets less liabilities		1,292	3.77
Net assets		$34,272	100.00%

See Notes to Financial Statements

2  American Funds Insurance Series

Financial statements

Statement of assets and liabilities at December 31, 2012

(dollars and shares in thousands, except per-share amounts)

	Protected Asset Allocation Fund
Assets:
Investment securities, at value	$32,980
Receivables for:
Sales of fund’s shares	2,102
Dividends	—	*
	35,082
Liabilities:
Payables for:
Purchases of investments	800
Investment advisory services	4
Distribution services	2
Insurance administrative services	3
Other	1
	810
Net assets at December 31, 2012	$34,272
Investment securities, at cost	$32,970
Net assets consist of:
Capital paid in on shares of beneficial interest	$34,301
Undistributed net investment income	3
Accumulated net realized loss	(42)
Net unrealized appreciation	10
Net assets at December 31, 2012	$34,272
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class P1:
Net assets	$10,106
Shares outstanding	1,012
Net asset value per share	$9.99
Class P2:
Net assets	$24,166
Shares outstanding	2,420
Net asset value per share	$9.99

* Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series  3

Statement of operations for the period September 28, 20121 through December 31, 2012

(dollars in thousands)

	Protected Asset Allocation Fund
Investment income:
Income:
Dividends	$335
Fees and expenses[2]:
Investment advisory services	10
Distribution services — Class P2	2
Insurance administrative services	3
Transfer agent services	—	3
Auditing and legal	—	3
Custodian	3
Accounting and administrative services	13
Total fees and expenses before waiver/reimbursement	31
Less waiver/reimbursement of fees and expenses:
Investment advisory services	(2)
Other	(14)
Total waiver/reimbursement of fees and expenses	(16)
Total fees and expenses after waiver/reimbursement	15
Net investment income	320
Net realized loss and unrealized appreciation on investments, futures contracts and currency:
Net realized loss on:
Investments	—	3
Futures contracts	(42)
Currency transactions	—	3
	(42)
Net unrealized appreciation on:
Investments	10
Net realized loss and unrealized appreciation on investments, futures contracts and currency	(32)
Net increase in net assets resulting from operations	$288

[1]	Commencement of operations.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

4  American Funds Insurance Series

Statement of changes in net assets

(dollars and shares in thousands)

Protected Asset
Allocation Fund
Period ended
December 31,
2012*
Operations:
Net investment income	$320
Net realized loss on investments, futures contracts and currency	(42)
Net unrealized appreciation on investments	10
Net increase in net assets resulting from operations	288
Dividends paid to shareholders:
Dividends from net investment income:
Class P1	(111)
Class P2	(206)
Total dividends from net investment income	(317)
Capital share transactions:
Class P1:
Proceeds from initial capitalization	5,000
Proceeds from shares sold	5,079
Proceeds from reinvestment of dividends	111
Cost of shares repurchased	(78)
Net increase from Class P1 transactions	10,112
Class P2:
Proceeds from initial capitalization	5,000
Proceeds from shares sold	18,986
Proceeds from reinvestment of dividends	206
Cost of shares repurchased	(3)
Net increase from Class P2 transactions	24,189
Net increase in net assets resulting from capital share transactions	34,301
Total increase in net assets	34,272
Net assets:
Beginning of period	—
End of period	$34,272
Undistributed net investment income	$3
Shares of beneficial interest:
Class P1:
Shares issued from initial capitalization	500
Shares sold	509
Shares issued on reinvestment of dividends	11
Shares repurchased	(8)
Net increase in shares outstanding	1,012
Class P2:
Shares issued from initial capitalization	500
Shares sold	1,899
Shares issued on reinvestment of dividends	21
Shares repurchased	— †
Net increase in shares outstanding	2,420

*	For the period September 28, 2012, commencement of operations, through December 31, 2012.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series  5

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 19 different funds, including the Protected Asset Allocation Fund (the “fund” or collectively the “funds”). The other 18 funds in the series are covered in a separate report. Capital Research and Management Company (“CRMC”) is the investment adviser of the series. Milliman Financial Risk Management LLC (“Milliman”) is the sub-adviser for the fund’s protection strategy.

The assets of each fund are segregated, with each fund accounted for separately. The fund’s investment objective is to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund invests in the American Funds Insurance Series – Asset Allocation Fund (“the underlying fund”) and also employs Milliman to sell short futures contracts on equity indexes of U.S. markets and markets outside the U.S. that it believes will have prices that are correlated to the underlying fund’s equity exposure. CRMC is also the investment adviser to the underlying fund.

The fund offers two share classes (Classes P1 and P2). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Security valuation — The net asset value of each share class of the fund is calculated based on the reported net asset value of the underlying fund in which the fund invests. The net asset value of the underlying fund is calculated based on the policies and procedures of the underlying fund contained in its statement of additional information. Generally, the fund and the underlying fund determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. The Government Cash Management Fund is managed to maintain a $1.00 net asset value per share. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. In addition, the closing prices of futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

6  American Funds Insurance Series

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2012, all of the fund’s investment securities were classified as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Protected Asset Allocation Fund (the “fund”):

Fund structure — The fund invests in an underlying fund and incurs expenses related to the underlying fund. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the protection strategy.

Underlying fund risks — Because the fund’s investments consist of an underlying fund, the fund’s risks are directly related to the risks of the underlying fund. For this reason, it is important to understand the risks associated with investing both in the fund and the underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes they are intended to hedge. In addition, the protection strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the protection strategy could cause the fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

American Funds Insurance Series  7

Asset Allocation Fund (the “underlying fund”):

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the underlying fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the underlying fund having to reinvest the proceeds in lower yielding debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds. The value of the underlying fund may be similarly affected.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Asset allocation — The underlying fund’s percentage allocations to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As a non-diversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund and to the underlying fund actively manages the underlying fund’s investments. Consequently, the underlying fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. In addition, the fund is subject to the risk that the methods employed by the sub-adviser in implementing the protection strategy may not produce the desired results. The occurrence of either or both

8  American Funds Insurance Series

of these events could cause the underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Short-term securities — The fund holds shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the fund’s custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (FCM), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

On a daily basis, the fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records unrealized appreciation or depreciation for futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. The fund records realized gains or losses at the time the futures contract is closed. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The fund did not hold any futures contracts as of December 31, 2012.

While actual positions may vary, for the period ended December 31, 2012, the average notional amount of outstanding futures contracts sold was $518,000.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, the fund had no liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities or state tax authorities for tax years before 2012, the year the fund commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

Dividends from net investment income, shown on the accompanying financial statements, are considered ordinary income distributions for tax purposes.

American Funds Insurance Series  9

Additional tax basis disclosures are as follows (dollars in thousands):

Protected Asset Allocation Fund
As of December 31, 2012:
Undistributed ordinary income	$3
Capital loss carryforward*	(42)
Gross unrealized appreciation on investment securities	10
Gross unrealized depreciation on investment securities	—
Net unrealized appreciation on investment securities	10
Cost of investment securities	32,970

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. This fee is calculated at the annual rate of 0.25% of average daily net assets. For the period ended December 31, 2012, CRMC waived a portion of its investment advisory services fee. Total investment advisory services fees waived by CRMC were $2,000, or 0.05% of average daily net assets. As a result, the fee shown on the accompanying financial statements of $10,000, which was equivalent to an annualized rate of 0.25%, was reduced to $8,000, or 0.20% of average daily net assets. Sub-advisory fees are paid by CRMC to Milliman. The fund is not responsible for paying any sub-advisory fees.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 0.50% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
P1	0.00%	0.25%
P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

Transfer agent services — The series has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Accounting and administrative services — The series has a sub-administration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting, including calculation of net asset value, financial reporting, and tax services. BNY Mellon is not a related party.

10  American Funds Insurance Series

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses so that they will not exceed 0.28% of average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the period ended December 31, 2012, total expenses reimbursed by CRMC were $14,000.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,802,000 and $18,000, respectively, during the period ended December 31, 2012.

CRMC has agreed to bear all offering and organizational expenses of the fund. Offering expenses include state and Securities and Exchange Commission registration fees. Organizational expenses include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $15,000. These expenses are not included in the accompanying financial statements.

9. Ownership concentration

At December 31, 2012, CRMC held an aggregate ownership of 30% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it commenced operations on September 28, 2012.

American Funds Insurance Series  11

Financial highlights

Income from
investment operations[1]
	Net		Net loss on						Ratio of	Ratio of
	asset		securities		Dividends			Net	expenses to	expenses to		Ratio of
	value,		(both	Total	(from			assets,	average	average		net income
	beginning	Net	realized	from	net	Net asset		end of	net assets	net assets	Net	to
	of	investment	and	investment	investment	value, end	Total	period	before	after	effective	average
Period ended	period	income	unrealized)	operations	income)	of period	return[2]	(in millions)	waiver	waiver[2]	expense ratio[3]	net assets[2]

Protected Asset Allocation Fund
Class P1
12/31/12[4]	$10.00	$.15	$(.03)	$.12	$(.13)	$9.99	1.24%	$10.15%		.07%	.37%	1.72%
Class P2
12/31/12[4]	10.00	.17	(.05)	.12	(.13)	9.99	1.21	24.24		.11	.41	2.38

For the period ended
Portfolio turnover rate for all share classes	12/31/2012[4]
Protected Asset Allocation Fund	—[5]

[1]	Based on average monthly shares outstanding.
[2]	This column reflects the impact of certain waivers by CRMC. During the period shown, CRMC reduced fees for investment advisory services and reimbursed other expenses.
[3]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See footnote 7 for further information regarding fees and expenses.
[4]	From September 28, 2012, commencement of operations.
[5]	Amount less than 1%.

See Notes to Financial Statements

12   American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protected Asset Allocation Fund (one of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2013

American Funds Insurance Series  13

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending	Expenses		Effective	Effective
	Beginning	account	paid	Annualized	expenses	annualized
	account	value	during	expense	paid during	expense
	value	12/31/2012	period[1,2]	ratio[2]	period[3]	ratio[4]
Protected Asset Allocation Fund
Class P1 – actual return[5]	$1,000.00	$1,012.38	$.75	.29%	$1.52	.59%
Class P1 – assumed 5% return	1,000.00	1,023.68	1.48	.29	3.00	.59
Class P2 – actual return[5]	1,000.00	1,012.08	1.16	.45	1.94	.75
Class P2 – assumed 5% return	1,000.00	1,022.87	2.29	.45	3.81	.75

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the period from commencement of operations through December 31, 2012).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying fund in which the fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the period from commencement of operations through December 31, 2012).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.
[5]	Based on operations from September 28, 2012, through December 31, 2012, and, accordingly, is not representative of a full year.

14   American Funds Insurance Series

Approval of Investment Advisory and Sub-Advisory Agreement

The series’ board has approved the fund’s Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through December 31, 2013. The board has also approved the fund’s Sub-advisory Agreement (the “sub-advisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman”) for the same initial term. The advisory and sub-advisory agreements are jointly referred to below as the “agreements.”

The board determined that the proposed advisory fee structures of the agreements were fair and reasonable in relation to the services proposed to be provided and that approving the agreements was in the best interests of the fund and its shareholders. In reaching this decision, the board took into account information furnished to them throughout the year in connection with their service on boards of other American Funds, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. The board considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board also considered the nature, extent and quality of the oversight of Milliman’s services that would be provided by CRMC, the administrative, compliance and shareholder services that would be provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board concluded that the nature, extent and quality of the services to be provided by CRMC would benefit the fund and its shareholders.

The board also considered the depth and quality of Milliman’s investment management process, including its experience in applying the Milliman Protection Strategy and risk management for other clients; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to the fund under the sub-advisory agreement. The board concluded that the nature, extent and quality of the services to be provided by Milliman would benefit the fund and its shareholders.

2. Investment results

The board considered the manner in which CRMC proposes to manage the fund in light of its investment objectives. It also considered the proposed investment policies and restrictions of the fund, the investment results of the underlying fund in which the fund would invest, and the nature and results of the services to be provided by Milliman. The board concluded that management of the fund by CRMC and Milliman should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board reviewed the proposed advisory fee schedule of the fund compared to those of other relevant funds. The board noted CRMC’s proposed waiver of a portion of the advisory fee payable by the fund under the agreement, CRMC’s commitment not to remove the waiver without board approval, and CRMC’s agreement to pay the fees due Milliman under the sub-advisory agreement. In addition, the board reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. It noted that, to the extent there were differences between the advisory fee schedule for the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board took into account the fund’s projected total cost structure and concluded that it would be fair and reasonable in relation to the services that CRMC proposed to provide, directly and through Milliman, and that the shareholders would receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board considered a variety of other benefits that would be received by CRMC and its affiliates as a result of CRMC’s proposed relationship with the fund and the other funds in the series, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board

American Funds Insurance Series   15

considered CRMC’s portfolio trading practices, noting that while CRMC would receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts that were proposed to be paid to CRMC by the fund.

5. Adviser financial information

The board noted that it had previously reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. It considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. It noted information regarding the compensation structure for CRMC’s investment professionals. The board had also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

16   American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	64	None

James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.

Leonard R. Fuller, 66	1999	President and CEO, Fuller Consulting (financial management consulting firm)	65	None

W. Scott Hedrick, 67	2007	Founding General Partner, InterWest Partners (venture capital firm)	61	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 54	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program, University of Redlands	61	None

Frank M. Sanchez, 69	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	61	None

Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None

Steadman Upham, Ph.D., 63	2010	President and University Professor, The University of Tulsa	64	None

“Interested” trustee[5,6]

Name, age and position with series	Year first elected a of the series2	Principal occupation(s) during past five years and trustee or officer positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex3 overseen by trustee	Other directorships4 held by trustee

Donald D. O’Neal, 52 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series	17

Other officers6

	Year first
Name, age and position with series	elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Alan N. Berro, 52 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Michael J. Downer, 58 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;7 Chairman of the Board, Capital Bank and Trust Company7

Abner D. Goldstine, 83 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company

C. Ross Sappenfield, 47 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

John H. Smet, 56 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.7

Carl M. Kawaja, 48 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company;
		Director, Capital International, Inc.;7 Chairman of the Board, Capital International Asset Management (Canada), Inc.;7 Director, The Capital Group Companies, Inc.7

Sung Lee, 46 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company7

Maria T. Manotok, 38 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global7

S. Keiko McKibben, 43 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company7

Renaud H. Samyn, 39 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company7

Dylan J. Yolles, 44 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company

Steven I. Koszalka, 48 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 38 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman,45 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

1	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
2	Trustees and officers of the series serve until their resignation, removal or retirement.
3	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
4	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
5	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
6	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7	Company affiliated with Capital Research and Management Company.

18	American Funds Insurance Series

Offices of the series and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Investment sub-adviser

Milliman Financial Risk Management LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, CA 90071-2889

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2012, portfolio of Asset Allocation Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Protected Asset Allocation Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of Protected Asset Allocation Fund investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for Protected Asset Allocation Fund and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2013, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,¹ reflecting a career commitment to our long-term approach.

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 88% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 61% of 10-year periods and 76% of 20-year periods.² AFIS fund management fees have generally been among the lowest in the industry.³

[1]	As of October 2012.
[2]	Based on Class 2 share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Growth Funds Index (Global Discovery FundSM), Global Funds Index (Global Growth FundSM), Global Small-Cap Funds Average (Global Small Capitalization FundSM), Growth Funds Index (Growth FundSM), International Funds Index (International FundSM), Emerging Markets Funds Index (New World Fund®), Growth & Income Funds Index (Blue Chip Income and Growth Fund,SM Growth-Income FundSM), Flexible Portfolio Funds Index (Asset Allocation FundSM), Intermediate Investment Grade Debt Funds Average (Bond FundSM), High Yield Funds Index (High-Income Bond FundSM), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities FundSM).
[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
Capital International	Capital Guardian	Capital Research and Management	Capital Bank and Trust	American Funds

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$452,000
2012	$511,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$162,000
2012	$201,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None

2012	None

c) Tax Fees:
2011	$20,000
2012	$1,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $184,000 for fiscal year 2011 and $206,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®

Global Discovery FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 85.90%	Shares	(000)

CONSUMER DISCRETIONARY — 20.05%
Netflix, Inc.[1]	100,000	$ 9,278
Comcast Corp., Class A, special nonvoting shares	150,000	5,393
Comcast Corp., Class A	35,000	1,308
Amazon.com, Inc.[1]	20,000	5,023
Paddy Power PLC[2]	55,000	4,533
Daily Mail and General Trust PLC, Class A, nonvoting[2]	500,000	4,489
Lions Gate Entertainment Corp.[1]	225,000	3,690
JCDecaux SA2	140,000	3,379
Sky Deutschland AG1,2	585,000	3,193
Time Warner Inc.	50,000	2,391
Reed Elsevier PLC[2]	195,000	2,047
Texas Roadhouse, Inc.	115,000	1,932
Garmin Ltd.	45,000	1,837
John Wiley & Sons, Inc., Class A	40,000	1,557
Tractor Supply Co.	15,000	1,325
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	1,170
		52,545

HEALTH CARE — 18.59%
Hologic, Inc.[1]	500,000	10,015
Forest Laboratories, Inc.[1]	200,200	7,071
Gilead Sciences, Inc.[1]	60,000	4,407
Edwards Lifesciences Corp.[1]	45,000	4,058
Teva Pharmaceutical Industries Ltd. (ADR)	99,000	3,697
Illumina, Inc.[1]	60,000	3,335
Alexion Pharmaceuticals, Inc.[1]	35,000	3,283
Allergan, Inc.	35,000	3,210
NuVasive, Inc.[1]	173,000	2,675
Orthofix International NV1	45,000	1,770
Medtronic, Inc.	40,000	1,641
Integra LifeSciences Holdings Corp.[1]	32,000	1,247
Biogen Idec Inc.[1]	8,100	1,188
UCB SA2	19,654	1,131
		48,728

INFORMATION TECHNOLOGY — 17.38%
Google Inc., Class A1	14,000	9,931
Baidu, Inc., Class A (ADR)[1]	50,000	5,015
Facebook, Inc., Class A1	175,000	4,660
SINA Corp.[1]	80,000	4,018
Mail.ru Group Ltd. (GDR)[2]	90,000	3,124
Adobe Systems Inc.[1]	70,000	2,638
AAC Technologies Holdings Inc.[2]	600,000	2,122
Trimble Navigation Ltd.[1]	35,000	$ 2,092
eBay Inc.[1]	40,000	2,041
Delta Electronics, Inc.[2]	550,000	2,029
Computer Sciences Corp.	50,000	2,002
Yahoo! Inc.[1]	95,000	1,890
Autodesk, Inc.[1]	50,000	1,767
Logitech International SA	210,000	1,583
Avid Technology, Inc.[1]	85,000	644
		45,556

FINANCIALS — 10.90%
Sampo Oyj, Class A2	125,000	4,042
AIA Group Ltd.[2]	750,000	2,989
Longfor Properties Co. Ltd.[2]	1,400,000	2,791
Aberdeen Asset Management PLC[2]	470,000	2,787
Banco Santander, SA1,2	295,767	2,385
State Street Corp.	50,000	2,350
Marsh & McLennan Companies, Inc.	60,000	2,068
Fifth Third Bancorp	130,000	1,975
Deutsche Bank AG2	43,200	1,882
Principal Financial Group, Inc.	65,000	1,854
Assured Guaranty Ltd.	120,000	1,708
First American Financial Corp.	44,431	1,070
UBS AG2	42,538	669
		28,570

TELECOMMUNICATION SERVICES — 4.53%
Crown Castle International Corp.[1]	80,000	5,773
SOFTBANK CORP.[2]	86,000	3,147
MTN Group Ltd.[2]	90,000	1,892
Millicom International Cellular SA (SDR)[2]	12,200	1,060
		11,872

UTILITIES — 4.36%
ENN Energy Holdings Ltd.[2]	2,610,000	11,411

INDUSTRIALS — 3.28%
JG Summit Holdings, Inc.[2]	2,500,000	2,408
Ryanair Holdings PLC (ADR)	69,400	2,379
Verisk Analytics, Inc., Class A1	40,000	2,040
Serco Group PLC[2]	205,000	1,765
		8,592

MATERIALS — 1.33%
Monsanto Co.	24,800	2,348
Ube Industries, Ltd.[2]	475,000	1,142
		3,490

ENERGY — 0.58%
Schlumberger Ltd.	22,000	1,524

MISCELLANEOUS — 4.90%
Other common stocks in initial period of acquisition		12,840

Total common stocks (cost: $179,603,000)		225,128

	Principal amount	Value
Short-term securities — 14.69%	(000)	(000)

Wal-Mart Stores, Inc. 0.10% due 1/22/2013[3]	$5,500	$ 5,500
Freddie Mac 0.08%–0.16% due 4/16–5/3/2013	5,200	5,198
John Deere Credit Ltd. 0.20% due 2/12/2013[3]	5,000	4,999
Regents of the University of California 0.17% due 3/12/2013	4,400	4,399
Paccar Financial Corp. 0.14% due 1/2/2013	4,100	4,100
Federal Home Loan Bank 0.11% due 3/15/2013	3,800	3,800
Medtronic Inc. 0.17% due 2/14/2013[3]	3,400	3,399
Fannie Mae 0.14% due 2/13/2013	2,500	2,500
Walt Disney Co. 0.15% due 3/6/2013[3]	2,100	2,099
U.S. Treasury Bill 0.141% due 5/9/2013	1,400	1,400
Private Export Funding Corp. 0.26% due 6/18/2013[3]	1,100	1,098

Total short-term securities (cost: $38,490,000)		38,492

Total investment securities (cost: $218,093,000)		263,620
Other assets less liabilities		(1,535)

Net assets		$262,085

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $73,861,000, which represented 28.18% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,095,000, which represented 6.52% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

Global Growth FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 94.13%	Shares	(000)

CONSUMER DISCRETIONARY — 21.36%
Virgin Media Inc.	5,660,000	$ 208,005
Amazon.com, Inc.[1]	506,000	127,077
Toyota Motor Corp.[2]	1,492,500	69,665
Home Depot, Inc.	1,050,000	64,942
Honda Motor Co., Ltd.[2]	1,753,800	64,642
Naspers Ltd., Class N2	987,500	63,450
Burberry Group PLC[2]	2,635,000	53,950
Las Vegas Sands Corp.	973,601	44,941
priceline.com Inc.[1]	64,500	40,067
adidas AG2	422,000	37,608
Mr Price Group Ltd.[2]	2,232,100	37,288
Hyundai Mobis Co., Ltd.[2]	130,500	35,395
Kia Motors Corp.[2]	531,200	28,266
DIRECTV[1]	550,000	27,588
NIKE, Inc., Class B	520,000	26,832
Arcos Dorados Holdings Inc., Class A	2,055,000	24,578
Industria de Diseño Textil, SA2	166,700	23,354
Nikon Corp.[2]	650,000	19,190
Dongfeng Motor Group Co., Ltd., Class H2	11,428,000	17,996
Johnson Controls, Inc.	520,000	15,964
Suzuki Motor Corp.[2]	600,000	15,685
HUGO BOSS AG2	146,200	15,502
Harman International Industries, Inc.	250,000	11,160
McGraw-Hill Companies, Inc.	200,000	10,934
CBS Corp., Class B	275,500	10,483
Time Warner Inc.	196,000	9,375
Daimler AG2	54,000	2,951
Multi Screen Media Private Ltd. (PRIVATE)[1,2,3]	16,148	1,337
		1,108,225

FINANCIALS — 15.72%
Moody’s Corp.	2,529,900	127,305
AXA SA2	3,686,463	66,681
Industrial and Commercial Bank of China Ltd., Class H2	84,466,750	60,915
AIA Group Ltd.[2]	14,167,700	56,464
Prudential PLC[2]	3,313,747	46,238
Agricultural Bank of China, Class H2	85,023,000	42,755
HSBC Holdings PLC[2]	3,901,728	41,268
Housing Development Finance Corp. Ltd.[2]	2,600,000	39,660
China Life Insurance Co. Ltd., Class H2	11,240,000	37,071
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,025,300	32,769
JPMorgan Chase & Co.	700,000	30,779
ICICI Bank Ltd.[2]	1,325,000	$ 27,910
Sanlam Ltd.[2]	4,680,000	25,036
BNP Paribas SA2	400,000	22,547
Goldman Sachs Group, Inc.	165,000	21,047
CIMB Group Holdings Bhd.[2]	7,500,000	18,734
Wells Fargo & Co.	500,000	17,090
Citigroup Inc.	400,000	15,824
East West Bancorp, Inc.	700,000	15,043
ACE Ltd.	177,000	14,125
Hongkong Land Holdings Ltd.[2]	2,000,000	14,066
BDO Unibank, Inc.[1,2]	7,553,333	13,418
CME Group Inc., Class A	251,700	12,764
Bank of Nova Scotia	170,190	9,831
Allianz SE2	43,500	6,026
Chongqing Rural Commercial Bank Co., Ltd., Class H2	382,000	213
		815,579

HEALTH CARE — 12.98%
Novo Nordisk A/S, Class B2	698,200	114,030
Gilead Sciences, Inc.[1]	1,255,000	92,180
UnitedHealth Group Inc.	1,010,000	54,782
Merck & Co., Inc.	970,000	39,712
Novartis AG2	580,000	36,721
Vertex Pharmaceuticals Inc.[1]	800,000	33,552
Bayer AG2	349,300	33,170
UCB SA2	515,020	29,629
Sonic Healthcare Ltd.[2]	2,036,407	28,436
Celgene Corp.[1]	346,800	27,300
Baxter International Inc.	390,000	25,997
Grifols, SA, Class B (ADR)[1]	866,250	22,462
Bristol-Myers Squibb Co.	601,300	19,596
Roche Holding AG2	90,000	18,335
Express Scripts Holding Co.[1]	325,000	17,550
AstraZeneca PLC[2]	322,000	15,223
Intuitive Surgical, Inc.[1]	31,000	15,201
Mindray Medical International Ltd., Class A (ADR)	435,000	14,225
Regeneron Pharmaceuticals, Inc.[1]	81,000	13,857
Hospira, Inc.[1]	380,000	11,871
Edwards Lifesciences Corp.[1]	105,000	9,468
		673,297

INFORMATION TECHNOLOGY — 11.69%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,100,000	57,232
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,500,000	25,740
Google Inc., Class A1	80,000	56,750
Texas Instruments Inc.	1,630,000	50,432
ASML Holding NV (New York registered)	647,177	41,685
ASML Holding NV2	85,556	5,539
TE Connectivity Ltd.	1,266,250	47,003
Nintendo Co., Ltd.[2]	411,000	43,854
ASM Pacific Technology Ltd.[2]	3,400,000	41,735
TDK Corp.[2]	1,134,000	41,237
Rackspace Hosting, Inc.[1]	450,000	33,421
Samsung Electronics Co. Ltd.[2]	20,845	29,834
Oracle Corp.	840,000	27,989
Microsoft Corp.	740,000	19,780
Baidu, Inc., Class A (ADR)[1]	165,000	16,548
Amphenol Corp.	200,000	12,940
salesforce.com, inc.[1]	70,000	11,767
Infineon Technologies AG2	1,425,000	$ 11,563
KLA-Tencor Corp.	235,000	11,224
Apple Inc.	20,000	10,661
Avago Technologies Ltd.	310,000	9,815
		606,749

CONSUMER STAPLES — 10.95%
Anheuser-Busch InBev NV2	1,173,325	102,535
Nestlé SA2	1,340,000	87,333
Unilever NV, depository receipts[2]	2,200,000	83,014
Shoprite Holdings Ltd.[2]	3,055,000	74,250
Pernod Ricard SA2	541,939	63,725
Wal-Mart de México, SAB de CV, Series V (ADR)	800,000	26,224
SABMiller PLC[2]	500,000	23,534
Coca-Cola Co.	635,000	23,019
Alimentation Couche-Tard Inc., Class B	430,000	21,152
PepsiCo, Inc.	265,000	18,134
Kimberly-Clark de México, SAB de CV, Class A	6,900,000	17,594
Procter & Gamble Co.	200,000	13,578
Avon Products, Inc.	695,800	9,992
Coca-Cola Hellenic Bottling Co. SA1,2	180,000	4,258
		568,342

INDUSTRIALS — 6.90%
United Technologies Corp.	775,000	63,558
Vallourec SA2	860,000	44,880
Geberit AG2	200,000	44,276
IDEX Corp.	536,700	24,973
Boeing Co.	300,000	22,608
Qantas Airways Ltd.[1,2]	14,000,000	22,012
KBR, Inc.	600,000	17,952
Masco Corp.	900,000	14,994
Marubeni Corp.[2]	2,000,000	14,332
Eaton Corp. PLC	250,000	13,550
Singapore Technologies Engineering Ltd[2]	4,000,000	12,626
Komatsu Ltd.[2]	425,700	10,893
Siemens AG2	100,000	10,869
Ryanair Holdings PLC (ADR)	313,100	10,733
Intertek Group PLC[2]	205,000	10,346
Schneider Electric SA2	130,000	9,696
Union Pacific Corp.	47,000	5,909
Kubota Corp.[2]	340,000	3,905
		358,112

ENERGY — 6.00%
Oil Search Ltd.[2]	6,973,952	51,251
Royal Dutch Shell PLC, Class B (ADR)	320,100	22,692
Royal Dutch Shell PLC, Class B2	574,666	20,339
TOTAL SA2	713,000	36,903
INPEX CORP.[2]	6,670	35,597
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,400,000	27,258
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	380,000	7,334
Canadian Natural Resources, Ltd.	961,400	27,681
Chevron Corp.	250,000	27,035
Tourmaline Oil Corp.[1]	500,000	15,698
Imperial Oil Ltd.	257,928	11,080
Schlumberger Ltd.	150,000	10,393
Transocean Ltd.	225,000	10,046
Cairn India Ltd.[2]	1,335,000	7,818
		311,125

MATERIALS — 4.56%
Steel Dynamics, Inc.	3,112,332	$ 42,732
Sigma-Aldrich Corp.	485,000	35,686
Northam Platinum Ltd.[2]	6,980,464	31,539
Dow Chemical Co.	865,000	27,957
Rio Tinto PLC[2]	400,000	23,309
Akzo Nobel NV2	270,600	17,856
Glencore International PLC[2]	3,000,000	17,483
FMC Corp.	252,000	14,747
Newmont Mining Corp.	300,000	13,932
Chr. Hansen Holding A/S2	220,000	7,173
Alcoa Inc.	500,000	4,340
		236,754

TELECOMMUNICATION SERVICES — 1.42%
SOFTBANK CORP.[2]	836,900	30,624
TalkTalk Telecom Group PLC[2]	5,625,000	21,787
MTN Group Ltd.[2]	675,000	14,187
NII Holdings, Inc., Class B1	600,000	4,278
China Telecom Corp. Ltd., Class H2	4,851,000	2,718
		73,594

UTILITIES — 0.70%
CLP Holdings Ltd.[2]	1,600,000	13,436
National Grid PLC[2]	1,038,934	11,900
GDF SUEZ[2]	546,010	11,250
		36,586

MISCELLANEOUS — 1.85%
Other common stocks in initial period of acquisition		96,063

Total common stocks (cost: $3,547,850,000)		4,884,426

	Principal amount
Short-term securities — 6.65%	(000)

Fannie Mae 0.12%–0.16% due 2/14–5/16/2013	$69,900	69,890
Federal Home Loan Bank 0.11%–0.152% due 3/4–4/1/2013	59,100	59,097
Freddie Mac 0.075%–0.16% due 3/21–7/1/2013	51,800	51,777
U.S. Treasury Bills 0.135%–0.136% due 1/24–3/21/2013	34,400	34,398
KfW 0.21% due 3/21/2013[4]	33,025	33,018
Québec (Province of) 0.18% due 1/17/2013[4]	25,000	24,997
Total Capital Canada Ltd. 0.13% due 1/11/2013[4]	19,700	19,699
Thunder Bay Funding, LLC 0.20% due 1/7/2013[4]	18,733	18,732
Bank of Nova Scotia 0.02% due 1/2/2013	17,000	17,000
Province of Ontario 0.15% due 1/22/2013	16,600	16,598

Total short-term securities (cost: $345,161,000)		345,206

Total investment securities (cost: $3,893,011,000)		5,229,632
Other assets less liabilities		(40,570)

Net assets		$5,189,062

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,554,924,000, which represented 49.24% of the net assets of the fund. This amount includes $2,553,587,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired from 9/6/2000 to 4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.
[4]	Acquired in a transaction exempt from registration under 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $96,446,000, which represented 1.86% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Small Capitalization FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 91.22%	Shares	(000)

CONSUMER DISCRETIONARY — 22.69%
Galaxy Entertainment Group Ltd.[1,2]	27,238,000	$108,648
Netflix, Inc.[1]	839,400	77,880
Lions Gate Entertainment Corp.[1]	3,967,000	65,059
Melco Crown Entertainment Ltd. (ADR)[1]	3,277,763	55,198
Penske Automotive Group, Inc.	1,205,000	36,258
Paddy Power PLC[2]	372,500	30,703
Bloomberry Resorts Corp.[1,2]	85,811,500	27,592
PT MNC Sky Vision Tbk[1,2]	88,322,500	22,020
PT Global Mediacom Tbk[2]	78,882,000	19,685
Golden Eagle Retail Group Ltd.[2]	7,845,000	19,557
Minth Group Ltd.[2]	16,792,000	19,422
Tesla Motors, Inc.[1]	570,000	19,306
Wendy’s Co.	4,095,000	19,247
Hankook Tire Co., Ltd.[2]	418,940	18,513
zooplus AG, non-registered shares[1,2,3]	357,716	15,118
Chow Sang Sang Holdings International Ltd.[2]	5,838,300	13,738
Home Inns & Hotels Management Inc. (ADR)[1]	475,250	13,735
Hyundai Home Shopping Co., Ltd.[2]	116,022	13,152
REXLot Holdings Ltd.[2]	162,500,000	12,409
Group 1 Automotive, Inc.	200,000	12,398
Mood Media Corp.[1]	2,694,000	5,065
Mood Media Corp.[1,4]	2,125,000	3,995
Mood Media Corp. (CDI) (GBP denominated)[1,4]	1,335,000	2,510
Entertainment One Ltd.[1,2]	3,885,300	10,404
Minor International PCL[2]	16,013,200	10,306
CTC Media, Inc.	1,285,372	10,000
Mando Corp.[2]	76,100	9,188
Major Cineplex Group PCL[2]	14,500,000	9,043
Betfair Group PLC[2]	805,000	9,024
Weight Watchers International, Inc.	165,000	8,639
Cheil Worldwide Inc.[2]	413,500	8,344
Zhongsheng Group Holdings Ltd.[2]	5,210,000	7,956
Toll Brothers, Inc.[1]	225,000	7,274
John Wiley & Sons, Inc., Class A	174,296	6,785
Rightmove PLC[2]	293,665	6,765
Parkson Retail Asia Ltd.[2]	6,212,000	6,706
Churchill Downs Inc.	100,000	6,645
Brunswick Corp.	224,500	6,531
China Lodging Group, Ltd. (ADR)[1]	379,000	6,462
CDON Group AB1,2	1,023,288	6,302
Ekornes ASA[2]	293,100	4,888
Intercontinental Hotels Group PLC[2]	161,991	4,555
Daily Mail and General Trust PLC, Class A, nonvoting[2]	485,000	4,354
Phorm Corp. Ltd.[1,2,3,4]	5,260,000	$ 4,272
Mothercare PLC[2]	750,000	4,143
Halfords Group PLC[2]	700,000	3,799
CJ Home Shopping Co., Ltd.[2]	13,700	3,559
Delticom AG2	83,000	3,539
Parkson Retail Group Ltd.[2]	3,635,500	2,974
POLYTEC Holding AG, non-registered shares[2]	364,350	2,827
HT Media Ltd.[2]	1,417,000	2,779
Stella International Holdings Ltd.[2]	848,000	2,299
American Axle & Manufacturing Holdings, Inc.[1]	202,000	2,262
Inchcape PLC[2]	321,000	2,258
Sportingbet PLC[2]	2,029,510	1,766
Café de Coral Holdings Ltd.[2]	508,000	1,446
China Zenix Auto International Ltd. (ADR)	428,500	1,281
Gourmet Master Co., Ltd.[2]	84,943	559
T4F Entretenimento SA, ordinary nominative	137,500	526
Ten Alps PLC[1,2]	2,600,000	111
Five Star Travel Corp.[1,2,4]	219,739	60
CEC Unet PLC[1,2]	14,911,148	—
		821,839

INDUSTRIALS — 12.61%
International Container Terminal Services, Inc.[2]	34,610,000	62,456
Intertek Group PLC[2]	1,220,000	61,568
Polypore International, Inc.[1]	688,000	31,992
AirAsia Bhd.[2]	22,400,000	20,176
ITT Corp.	774,000	18,158
JVM Co., Ltd.[1,2,3]	411,500	17,850
Blount International, Inc.[1]	1,125,000	17,797
Goodpack Ltd.[2]	11,478,000	17,312
Cebu Air, Inc.[2]	11,450,000	17,272
Herman Miller, Inc.	720,000	15,422
Moog Inc., Class A1	322,100	13,216
Frigoglass SAIC[1,2]	1,626,030	11,338
Prysmian SpA[2]	525,000	10,622
Alliance Global Group, Inc.[2]	23,370,000	9,551
Northgate PLC[2]	1,838,270	9,292
Thermon Group Holdings, Inc.[1]	410,000	9,237
PT AKR Corporindo Tbk[2]	21,149,500	9,137
Globaltrans Investment PLC (GDR)[2,4]	270,600	4,522
Globaltrans Investment PLC (GDR)[2]	194,400	3,249
Dynasty Ceramic PCL[2]	4,655,000	6,949
BELIMO Holding AG2	3,450	6,673
Waste Connections, Inc.	194,600	6,576
Standard Parking Corp.[1]	295,900	6,507
NORMA Group AG, non-registered shares[2]	204,500	5,746
Proto Labs, Inc.[1]	139,830	5,512
S1 Corp.[2]	70,000	4,580
Hays PLC[2]	3,180,000	4,272
Pfeiffer Vacuum Technology AG, non-registered shares[2]	32,000	3,875
Uponor Oyj[2]	303,000	3,840
Carborundum Universal Ltd.[2]	1,350,000	3,682
Geberit AG2	16,500	3,653
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	205,400	3,411
Houston Wire & Cable Co.	267,600	3,283
MISUMI Group Inc.[2]	119,800	3,251
ITE Group PLC[2]	760,000	3,050
SATS Ltd.[2]	1,250,000	2,974
American Science and Engineering, Inc.	41,400	2,700
Johnson Electric Holdings Ltd.[2]	3,040,000	$ 2,036
Leoch International Technology Ltd.[2]	12,455,000	1,972
Beacon Roofing Supply, Inc.[1]	55,620	1,851
Praj Industries Ltd.[2]	2,050,000	1,829
Douglas Dynamics, Inc.	115,713	1,665
Boer Power Holdings Ltd.[2]	3,194,000	1,549
Gujarat Pipavav Port Ltd.[1,2]	1,700,000	1,549
TD Power Systems Ltd.[2]	343,200	1,420
Chemring Group PLC[2]	245,000	918
Amara Raja Batteries Ltd.[2]	135,712	592
Aker Philadelphia Shipyard ASA[1,2]	99,637	247
Pursuit Dynamics PLC[1,2]	4,102,637	171
Securitas AB, Class B2	5,390	47
		456,547

HEALTH CARE — 11.33%
Synageva BioPharma Corp.[1]	1,093,898	50,636
BioMarin Pharmaceutical Inc.[1]	869,800	42,838
Illumina, Inc.[1]	706,400	39,269
athenahealth, Inc.[1]	389,798	28,631
Fleury SA, ordinary nominative	1,684,400	18,962
Hikma Pharmaceuticals PLC[2]	1,491,000	18,660
Volcano Corp.[1]	739,167	17,452
Orthofix International NV1	396,600	15,598
VCA Antech, Inc.[1]	665,000	13,998
Orexigen Therapeutics, Inc.[1]	2,445,000	12,885
Cruz Blanca Salud SA	9,710,000	12,372
Hill-Rom Holdings, Inc.	428,771	12,220
JSC Pharmstandard (GDR)[1,2]	606,865	10,250
ABIOMED, Inc.[1]	702,175	9,451
Mauna Kea Technologies SA1,2	555,400	9,095
GN Store Nord AS2	563,000	8,258
MD Medical Group Investments PLC (GDR)[1,2,4]	470,900	5,872
MD Medical Group Investments PLC (GDR)[1,2]	124,100	1,547
ArthroCare Corp.[1]	204,639	7,078
Myriad Genetics, Inc.[1]	251,400	6,851
Exelixis, Inc.[1]	1,400,000	6,398
Endo Health Solutions Inc.[1]	226,658	5,954
Medidata Solutions, Inc.[1]	144,934	5,680
Luminex Corp.[1]	301,597	5,055
NuVasive, Inc.[1]	304,800	4,712
Merck Ltd.[1,2]	370,857	4,406
Fisher & Paykel Healthcare Corp. Ltd.[2]	2,115,000	4,337
Emergent BioSolutions Inc.[1]	250,000	4,010
QRxPharma Ltd.[1,2]	4,129,927	3,865
Cadence Pharmaceuticals, Inc.[1]	740,000	3,545
CFR Pharmaceuticals SA	12,870,000	3,253
Tsumura & Co.[2]	105,000	3,164
Hologic, Inc.[1]	140,000	2,804
Amplifon SpA[2]	545,000	2,707
STENTYS SA1,2	126,040	2,163
EOS imaging SA1,2	380,000	2,108
Genomma Lab Internacional, SAB de CV, Series B1	1,000,000	2,057
St.Shine Optical Co. Ltd.[2]	105,000	1,598
Savient Pharmaceuticals, Inc.[1]	540,000	567
		410,306

INFORMATION TECHNOLOGY — 10.68%
AAC Technologies Holdings Inc.[2]	11,687,100	41,325
Hittite Microwave Corp.[1]	664,400	41,259
Kingboard Chemical Holdings Ltd.[2]	7,326,000	26,378
Liquidity Services, Inc.[1]	528,149	$ 21,580
Itron, Inc.[1]	458,500	20,426
Youku Inc., Class A (ADR)[1]	1,100,000	20,064
Kingboard Laminates Holdings Ltd.[2]	37,079,600	17,196
Dialog Semiconductor PLC[1,2]	930,000	16,326
OpenTable, Inc.[1]	292,789	14,288
Semtech Corp.[1]	471,000	13,635
SINA Corp.[1]	250,000	12,555
PChome Online Inc.[2]	2,637,394	12,248
Spectris PLC[2]	340,000	11,389
Demand Media, Inc.[1]	1,117,900	10,385
Angie’s List, Inc.[1]	778,280	9,332
Cardtronics, Inc.[1]	376,200	8,931
Hana Microelectronics PCL[2]	11,370,000	8,496
Delta Electronics (Thailand) PCL[2]	7,332,800	7,701
Rovi Corp.[1]	474,550	7,322
Monster Worldwide, Inc.[1]	1,186,000	6,665
SciQuest, Inc.[1]	403,900	6,406
OBIC Co., Ltd.[2]	29,230	5,817
Fusion-io, Inc.[1]	234,100	5,368
Halma PLC[2]	682,500	5,144
Kingdee International Software Group Co. Ltd.[1,2]	26,670,400	5,064
Power Integrations, Inc.	142,900	4,803
Immersion Corp.[1]	563,300	3,870
Agilysys, Inc.[1]	432,284	3,618
Splunk Inc.[1]	98,700	2,864
Tangoe, Inc.[1]	220,000	2,611
VTech Holdings Ltd.[2]	230,000	2,584
RealPage, Inc.[1]	118,700	2,560
Playtech Ltd.[2]	285,000	2,010
AOL Inc.[1]	64,909	1,922
Comverse Technology, Inc.[1]	470,000	1,805
ExactTarget, Inc.[1]	80,585	1,612
China High Precision Automation Group Ltd.[2]	19,890,000	1,027
Remark Media, Inc.[1]	190,216	331
Remark Media, Inc.[1,2,4]	67,431	84
		387,001

ENERGY — 8.40%
InterOil Corp.[1]	1,339,035	74,357
Ophir Energy PLC[1,2]	4,379,700	36,487
Providence Resources PLC[1,2]	2,490,250	24,682
Amerisur Resources PLC[1,2]	27,117,360	20,433
Comstock Resources, Inc.[1]	1,255,595	18,997
African Petroleum Corp. Ltd.[1,2]	13,550,909	16,038
Kodiak Oil & Gas Corp.[1]	1,800,000	15,930
Ultra Petroleum Corp.[1]	705,000	12,782
BPZ Resources, Inc.[1]	3,337,953	10,515
Exillon Energy PLC[1,2]	3,546,000	9,965
Carrizo Oil & Gas, Inc.[1]	465,000	9,728
Cimarex Energy Co.	124,000	7,158
Oasis Petroleum Inc.[1]	224,000	7,123
Chu Kong Petroleum and Natural Gas Steel Pipe Holdings Ltd.[2]	11,694,000	6,267
Circle Oil PLC[1,2]	22,687,000	5,853
Tethys Petroleum Ltd.[1]	8,112,100	4,240
Tethys Petroleum Ltd. (GBP denominated)[1,2]	763,450	430
International Petroleum Ltd.[1]	54,894,353	4,105
HollyFrontier Corp.	80,500	3,747
Gulf Keystone Petroleum Ltd.[1,2,4]	1,250,000	3,671
Canadian Overseas Petroleum Ltd.[1,3,4]	8,000,000	1,448
Canadian Overseas Petroleum Ltd.[1,3]	6,720,000	$ 1,216
Borders & Southern Petroleum PLC[1,2]	7,028,100	2,263
Wildhorse Energy Ltd.[1,2,3]	16,227,016	1,490
Wildhorse Energy Ltd. (CDI) (GBP denominated)[1,2,3]	7,225,777	681
Forum Energy Technologies, Inc.[1]	85,000	2,104
Goodrich Petroleum Corp.[1]	210,000	1,957
LNG Energy Ltd.[1,4]	16,500,000	663
0915988 B.C. Ltd.[1,2,5]	98,500	5
		304,335

FINANCIALS — 5.88%
Ocwen Financial Corp.[1]	1,269,000	43,895
Home Loan Servicing Solutions, Ltd.	1,281,000	24,211
National Financial Partners Corp.[1]	1,273,700	21,831
Starwood Property Trust, Inc.	655,000	15,039
K. Wah International Holdings Ltd.[2]	29,119,368	14,210
Siam Future Development PCL, nonvoting depository receipt[2]	27,579,000	6,377
Siam Future Development PCL[2]	10,232,700	2,366
ARA Asset Management Ltd.[2]	5,407,600	7,216
SVB Financial Group[1]	107,600	6,022
Airesis SA1,2,3	3,294,151	6,017
Primerica, Inc.	200,000	6,002
Fibra Uno Administración, SA de CV	1,869,300	5,640
Hemaraj Land and Development PCL, nonvoting depositary receipt[2]	55,750,000	5,514
Banco ABC Brasil SA, preferred nominative	616,551	4,252
PT Agung Podomoro Land Tbk[2]	108,989,000	4,180
Banco Pine SA, preferred nominative	542,192	3,972
Assured Guaranty Ltd.	275,000	3,913
Mahindra Lifespace Developers Ltd.[2]	518,356	3,845
Old Republic International Corp.	350,000	3,727
Globe Trade Center SA1,2	1,062,766	3,436
Punjab & Sind Bank[2]	2,425,000	3,210
East West Bancorp, Inc.	142,500	3,062
ING Vysya Bank Ltd.[2]	260,000	2,496
Paraná Banco SA, preferred nominative	361,380	2,444
First American Financial Corp.	100,090	2,411
Supalai PCL[2]	4,030,000	2,339
Banco Daycoval SA, preferred nominative	364,300	1,806
Wing Tai Holdings Ltd.[2]	990,665	1,518
First Southern Bancorp, Inc.[2,5]	232,830	1,083
Bao Viet Holdings[2]	462,777	858
		212,892

CONSUMER STAPLES — 5.51%
Green Mountain Coffee Roasters, Inc.[1]	787,000	32,550
Puregold Price Club, Inc.[2]	37,418,000	30,105
Brazil Pharma SA, ordinary nominative	3,744,600	26,336
Wumart Stores, Inc., Class H2	8,963,000	19,476
Super Group Ltd.[2]	6,420,000	17,089
Hypermarcas SA, ordinary nominative[1]	1,853,800	15,048
Kernel Holding SA1,2	572,000	12,404
O’Key Group SA (GDR)[2]	776,500	9,140
Petra Foods Ltd.[2]	2,630,000	7,450
Coca-Cola Icecek AS, Class C2	260,000	5,402
Vinda International Holdings Ltd.[2]	3,880,000	5,357
HITEJINRO CO., LTD.[2]	162,854	4,638
Strauss Group Ltd.[2]	307,277	4,046
Sundrug Co., Ltd.[2]	97,500	3,330
PT Sumber Alfaria Trijaya Tbk[2]	5,000,000	2,724
Godrej Consumer Products Ltd.[2]	183,281	$ 2,422
McBride PLC[1,2]	935,000	2,030
FANCL Corp.[2]	6,100	64
		199,611

MATERIALS — 5.18%
Kenmare Resources PLC[1,2]	54,706,150	28,570
African Minerals Ltd.[1,2]	3,987,000	20,790
Ube Industries, Ltd.[2]	5,275,000	12,686
PolyOne Corp.	495,168	10,111
Time Technoplast Ltd.[2,3]	11,888,000	9,590
Symrise AG2	250,000	8,951
FUCHS PETROLUB AG2	123,000	8,612
Sirius Minerals PLC[1,2]	18,934,910	8,289
Arkema SA2	75,000	7,886
Cape Lambert Resources Ltd.[1,2]	25,000,000	7,358
AptarGroup, Inc.	145,500	6,943
Yingde Gases Group Co. Ltd.[2]	6,350,000	6,534
Cheil Industries Inc.[2]	69,500	6,151
J.K. Cement Ltd.[2]	907,767	5,864
Duluth Metals Ltd.[1]	2,299,700	5,711
Hummingbird Resources PLC[1,2,3]	3,475,000	4,030
Mwana Africa PLC[1,2,4]	45,892,101	3,843
Mwana Africa PLC[1,2]	192,500	16
Tiangong International Co. Ltd.[2]	14,826,000	3,585
Boral Ltd.[2]	760,000	3,496
Sika AG, non-registered shares[2]	1,450	3,361
SOL SpA[2]	520,000	2,741
Sylvania Platinum Ltd. (CDI)[2,3]	15,000,000	2,309
United Phosphorus Ltd.[2]	710,000	1,717
Valspar Corp.	26,800	1,672
China Forestry Holdings Co., Ltd.[2]	26,858,000	1,645
Engro Corp. Ltd.[2]	1,467,180	1,389
Rusoro Mining Ltd.[1]	25,530,432	1,154
Huntsman Corp.	68,600	1,091
Ausgold Ltd.[1,2]	5,000,000	739
Gold Road Resources Ltd.[1,2]	4,180,000	570
Hard Creek Nickel Corp.[1]	1,797,100	145
Orsu Metals Corp.[1]	588,231	59
		187,608

UTILITIES — 3.54%
ENN Energy Holdings Ltd.[2]	22,239,700	97,237
Glow Energy PCL[2]	3,930,000	9,982
APR Energy PLC[2]	685,199	9,124
Ratchaburi Electricity Generating Holding PCL[2]	2,300,000	4,500
Greenko Group PLC[1,2]	1,850,000	3,932
Energy World Corp. Ltd.[1,2]	8,882,994	3,467
		128,242

TELECOMMUNICATION SERVICES — 0.65%
tw telecom inc.[1]	250,000	6,368
Total Access Communication PCL[2]	1,602,200	4,642
Leap Wireless International, Inc.[1]	671,293	4,464
Telephone and Data Systems, Inc.	192,830	4,269
MetroPCS Communications, Inc.[1]	226,700	2,253
Hutchison Telecommunications Hong Kong Holdings Ltd.[2]	3,200,000	1,482
		23,478
MISCELLANEOUS — 4.75%
Other common stocks in initial period of acquisition		$ 171,995

Total common stocks (cost: $2,626,483,000)		3,303,854

Preferred securities — 0.16%	Shares

FINANCIALS — 0.16%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	223,160	5,775

Total preferred securities (cost: $4,898,000)		5,775

Rights & warrants — 0.00%

ENERGY — 0.00%
Canadian Overseas Petroleum Ltd., warrants, expire 2013[1,2,3,4]	4,000,000	52
Leni Gas & Oil PLC, warrants, expire 2013[1,2,4]	12,750,000	—
		52

MATERIALS — 0.00%
Duluth Exploration Ltd., warrants, expire 2013[1,2]	24,060	3

Total rights & warrants (cost: $1,084,000)		55

	Shares or
Convertible securities — 0.31%	principal amount

HEALTH CARE — 0.25%
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[1,2,3,5]	1,904,544	5,274
bluebird bio, Inc., Series D, convertible preferred[1,2,5]	7,125,914	3,722
		8,996

FINANCIALS — 0.06%
National Financial Partners Corp. 4.00% convertible notes 2017	$1,000,000	1,486
First Southern Bancorp, Inc., Series C, convertible preferred[1,2,5]	398	687
		2,173

Total convertible securities (cost: $10,223,000)		11,169

	Principal amount
Bonds, notes & other debt instruments — 0.21%	(000)

U.S. TREASURY BONDS & NOTES — 0.08%
U.S. Treasury 0.25% 2014	$3,000	3,001

TELECOMMUNICATION SERVICES — 0.07%
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[4]	1,325	1,431
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 2015[4]	1,205	1,301
		2,732

FINANCIALS — 0.06%
First Niagara Financial Group, Inc. 7.25% 2021	1,700	2,030

Total bonds, notes & other debt instruments (cost: $6,748,000)		7,763

	Principal amount	Value
Short-term securities — 8.14%	(000)	(000)

GlaxoSmithKline Finance PLC 0.15%–0.16% due 1/4–2/7/2013[4]	$48,800	$ 48,795
Freddie Mac 0.115%–0.17% due 1/17–4/16/2013	43,500	43,496
National Australia Funding (Delaware) Inc. 0.185%–0.20% due 1/22–2/4/2013[4]	39,200	39,196
Fannie Mae 0.16% due 3/1–3/5/2013	36,600	36,597
Australia & New Zealand Banking Group, Ltd. 0.20% due 3/11/2013[4]	22,000	21,993
Sumitomo Mitsui Banking Corp. 0.17% due 1/10/2013[4]	21,200	21,199
Federal Home Loan Bank 0.115% due 3/13/2013	18,100	18,099
Victory Receivables Corp. 0.20% due 1/18/2013[4]	17,800	17,798
Regents of the University of California 0.18% due 2/1/2013	17,600	17,597
Bank of Nova Scotia 0.02%–0.205% due 1/2–1/23/2013	11,800	11,799
Nordea North America, Inc. 0.22% due 2/1/2013	9,200	9,198
Federal Farm Credit Banks 0.15% due 3/11/2013	8,900	8,900

Total short-term securities (cost: $294,646,000)		294,667

Total investment securities (cost: $2,944,082,000)		3,623,283
Other assets less liabilities		(1,627)

Net assets		$3,621,656

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,706,316,000, which represented 47.11% of the net assets of the fund. This amount includes $1,692,674,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $182,705,000, which represented 5.04% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Ultragenyx Pharmaceutical Inc.,
Series B, convertible preferred	3/29–12/14/2012	$ 5,274	$ 5,274.15%
bluebird bio, Inc., Series D, convertible preferred	7/10/2012	3,551	3,722.10
First Southern Bancorp, Inc.	12/17/2009	4,913	1,083.03
First Southern Bancorp, Inc.,
Series C, convertible preferred	12/17/2009	398	687.02
0915988 B.C. Ltd.	4/23/2012	5	5.00
Total restricted securities		$14,141	$10,771.30%

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

GBP = British pounds

Growth FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 95.49%	Shares	(000)

CONSUMER DISCRETIONARY — 20.54%
Amazon.com, Inc.[1]	2,951,800	$ 741,315
Home Depot, Inc.	9,451,000	584,544
lululemon athletica inc.[1]	6,580,000	501,593
Wynn Macau, Ltd.[1,2]	155,313,600	428,034
Johnson Controls, Inc.	6,499,100	199,522
Harman International Industries, Inc.[3]	3,581,000	159,856
NIKE, Inc., Class B	2,510,000	129,516
Tiffany & Co.	2,253,000	129,187
Las Vegas Sands Corp.	2,719,900	125,551
DIRECTV[1]	2,290,000	114,866
Time Warner Inc.	2,333,333	111,603
Comcast Corp., Class A	2,890,800	108,058
Starbucks Corp.	2,000,000	107,240
CarMax, Inc.[1]	2,500,000	93,850
Marriott International, Inc., Class A	2,395,123	89,266
Virgin Media Inc.	2,420,000	88,935
Liberty Media Corp., Class A1	753,361	87,397
Hyatt Hotels Corp., Class A1	2,110,000	81,383
Lowe’s Companies, Inc.	2,246,000	79,778
Wynn Resorts, Ltd.	688,200	77,416
L’Occitane International SA2	23,700,000	75,363
Expedia, Inc.	1,087,500	66,827
Industria de Diseño Textil, SA2	427,300	59,864
Sturm, Ruger & Co., Inc.[3]	1,245,000	56,523
Shaw Communications Inc., Class B, nonvoting	2,218,000	50,970
Toyota Motor Corp.[2]	765,000	35,707
Time Warner Cable Inc.	315,000	30,615
CBS Corp., Class B	755,000	28,728
News Corp., Class A	1,080,000	27,583
Groupon, Inc., Class A1	5,064,896	24,717
Swatch Group Ltd, non-registered shares[2]	47,000	24,188
Ford Motor Co.	1,400,000	18,130
Burberry Group PLC[2]	675,000	13,820
Penn National Gaming, Inc.[1]	209,116	10,270
		4,562,215

FINANCIALS — 16.67%
Wells Fargo & Co.	16,488,296	563,570
Berkshire Hathaway Inc., Class A1	2,555	342,523
Bank of America Corp.	20,000,000	232,000
American Express Co.	4,000,000	229,920
Goldman Sachs Group, Inc.	1,594,000	203,331
Citigroup Inc.	4,514,000	178,574
Onex Corp.	3,945,500	$ 166,078
JPMorgan Chase & Co.	3,308,920	145,493
YES BANK Ltd.[2]	16,465,000	140,008
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	77,499
Fairfax Financial Holdings Ltd.	162,600	58,699
Aon PLC, Class A	2,430,000	135,108
Agricultural Bank of China, Class H2	261,494,000	131,497
XL Group PLC	4,500,000	112,770
Legal & General Group PLC[2]	46,658,246	112,643
ACE Ltd.	1,393,000	111,161
American International Group, Inc.[1]	2,833,300	100,016
Arch Capital Group Ltd.[1]	1,800,000	79,236
American Tower Corp.	985,000	76,111
Morgan Stanley	3,000,000	57,360
ICICI Bank Ltd. (ADR)	1,130,000	49,279
Marsh & McLennan Companies, Inc.	1,300,000	44,811
AMP Ltd.[2]	8,486,711	43,137
HDFC Bank Ltd. (ADR)	970,000	39,498
CME Group Inc., Class A	771,300	39,113
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	2,360,000	38,185
Toronto-Dominion Bank	425,000	35,783
Bond Street Holdings LLC, Class A1,2,4	1,625,000	27,479
Charles Schwab Corp.	1,810,000	25,992
Sterling Financial Corp.[5]	1,221,592	25,507
W. R. Berkley Corp.	655,000	24,720
First Republic Bank	690,000	22,618
Bank of Nova Scotia	320,000	18,485
MB Financial, Inc.	826,500	16,323
		3,704,527

INFORMATION TECHNOLOGY — 13.61%
Google Inc., Class A1	819,000	580,974
Apple Inc.	872,736	465,194
salesforce.com, inc.[1]	1,546,136	259,905
ASML Holding NV2	1,947,903	126,106
ASML Holding NV (New York registered)	1,617,000	104,151
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	64,813,000	216,923
Texas Instruments Inc.	3,865,000	119,583
Rackspace Hosting, Inc.[1]	1,570,000	116,604
Concur Technologies, Inc.[1]	1,700,000	114,784
Arm Holdings PLC[2]	8,525,000	109,009
Oracle Corp.	2,940,000	97,961
International Business Machines Corp.	450,000	86,198
Cymer, Inc.[1]	851,595	77,010
LinkedIn Corp., Class A1	635,000	72,911
Facebook, Inc., Class A1	2,515,000	66,974
Dolby Laboratories, Inc., Class A	2,166,221	63,535
Linear Technology Corp.	1,775,000	60,883
Avago Technologies Ltd.	1,865,700	59,068
Autodesk, Inc.[1]	1,570,000	55,500
Broadcom Corp., Class A	1,646,000	54,664
TE Connectivity Ltd.	1,079,125	40,057
Amphenol Corp., Class A	570,000	36,879
Hon Hai Precision Industry Co., Ltd.[2]	6,050,000	18,650
Mail.ru Group Ltd. (GDR)[2,5]	266,416	9,248
Mail.ru Group Ltd. (GDR)[2]	86,584	3,006
NetApp, Inc.[1]	229,600	7,703
		3,023,480

HEALTH CARE — 13.02%
Intuitive Surgical, Inc.[1]	1,128,000	$ 553,137
Gilead Sciences, Inc.[1]	5,145,000	377,900
Grifols, SA, Class A1,2	5,900,000	207,582
Grifols, SA, Class B1,2	1,215,850	30,614
Regeneron Pharmaceuticals, Inc.[1]	1,145,000	195,875
UnitedHealth Group Inc.	3,510,000	190,382
Baxter International Inc.	2,782,100	185,455
Celgene Corp.[1]	1,893,341	149,044
Edwards Lifesciences Corp.[1]	1,500,000	135,255
Incyte Corp.[1,3]	7,910,000	131,385
Vertex Pharmaceuticals Inc.[1]	2,840,000	119,110
Express Scripts Holding Co.[1]	2,172,500	117,315
Allergan, Inc.	1,155,000	105,948
Pharmacyclics, Inc.[1]	1,617,317	93,643
Illumina, Inc.[1]	1,515,000	84,219
Humana Inc.	750,000	51,472
Arena Pharmaceuticals, Inc.[1]	5,000,000	45,100
Hologic, Inc.[1]	1,938,381	38,826
Merck & Co., Inc.	600,000	24,564
Bristol-Myers Squibb Co.	750,000	24,443
InnovaCare Inc. 144A1,2,5	2,843,000	18,316
Onyx Pharmaceuticals, Inc.[1]	170,000	12,840
		2,892,425

ENERGY — 10.62%
Suncor Energy Inc.	9,023,393	296,728
Pacific Rubiales Energy Corp.	10,018,900	232,771
Concho Resources Inc.[1]	2,615,000	210,664
Noble Energy, Inc.	1,845,000	187,710
Cobalt International Energy, Inc.[1]	6,490,000	159,394
Core Laboratories NV	1,450,000	158,500
FMC Technologies, Inc.[1]	3,000,000	128,490
Murphy Oil Corp.	2,056,000	122,435
Apache Corp.	1,550,000	121,675
Denbury Resources Inc.[1]	6,965,800	112,846
Peyto Exploration & Development Corp.	3,675,200	84,943
Peyto Exploration & Development Corp.[2]	415,700	9,416
Southwestern Energy Co.[1]	2,320,000	77,511
Pioneer Natural Resources Co.	675,000	71,948
Royal Dutch Shell PLC, Class B (ADR)	1,000,000	70,890
Cabot Oil & Gas Corp., Class A	1,077,800	53,610
Rosetta Resources Inc.[1]	1,095,000	49,669
Ophir Energy PLC[1,2]	5,370,000	44,736
Cimarex Energy Co.	740,000	42,720
Laricina Energy Ltd.[1,2,4]	1,403,000	40,199
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	1,600,000	31,152
MEG Energy Corp.[1]	720,000	22,034
Canadian Natural Resources, Ltd.	530,000	15,260
PBF Energy Inc., Class A1	487,200	14,153
		2,359,454

INDUSTRIALS — 7.51%
Union Pacific Corp.	2,150,000	270,298
Boeing Co.	3,150,000	237,384
Stericycle, Inc.[1]	2,000,000	186,540
Rockwell Collins, Inc.	2,636,900	153,388
Fastenal Co.	1,850,000	86,376
MTU Aero Engines Holding AG2	917,696	83,415
Cummins Inc.	630,000	$ 68,260
Meggitt PLC[2]	10,237,789	63,820
C.H. Robinson Worldwide, Inc.	1,000,000	63,220
Aggreko PLC[2]	2,131,247	61,121
General Electric Co.	2,500,000	52,475
W.W. Grainger, Inc.	250,000	50,593
Iron Mountain Inc.	1,622,308	50,373
General Dynamics Corp.	660,000	45,718
Grafton Group PLC, units[2]	7,866,000	41,824
Precision Castparts Corp.	220,000	41,672
MSC Industrial Direct Co., Inc., Class A	520,000	39,198
Spirit AeroSystems Holdings, Inc., Class A1	2,003,600	34,001
Norfolk Southern Corp.	368,386	22,781
Graco Inc.	275,000	14,160
		1,666,617

MATERIALS — 7.37%
Barrick Gold Corp.	7,250,000	253,823
Newmont Mining Corp.	5,000,000	232,200
Potash Corp. of Saskatchewan Inc.	5,468,212	222,502
Praxair, Inc.	1,360,000	148,852
FMC Corp.	2,500,000	146,300
James Hardie Industries PLC (CDI)[2]	11,969,998	115,800
Dow Chemical Co.	3,174,900	102,613
Gold Fields Ltd.[2]	7,000,000	86,877
Rio Tinto PLC[2]	1,220,000	71,092
Smurfit Kappa PLC, Class A2	5,000,000	60,633
LyondellBasell Industries NV, Class A	935,000	53,379
Sigma-Aldrich Corp.	705,000	51,874
Schweitzer-Mauduit International, Inc.	932,984	36,414
HudBay Minerals Inc.	3,000,000	30,220
Cliffs Natural Resources Inc.	660,000	25,450
		1,638,029

CONSUMER STAPLES — 3.84%
Costco Wholesale Corp.	2,995,000	295,816
Philip Morris International Inc.	1,780,000	148,879
Kerry Group PLC, Class A2	2,000,000	106,162
Estée Lauder Companies Inc., Class A	1,370,000	82,008
Diageo PLC[2]	2,500,000	72,781
CVS/Caremark Corp.	1,020,000	49,317
Raia Drogasil SA, ordinary nominative	4,000,000	45,070
PepsiCo, Inc.	465,000	31,820
Procter & Gamble Co.	300,000	20,367
		852,220

TELECOMMUNICATION SERVICES — 1.56%
Crown Castle International Corp.[1]	2,565,000	185,091
CenturyLink, Inc.	4,160,000	162,739
		347,830

UTILITIES — 0.19%
NRG Energy, Inc.	889,552	20,451
Exelon Corp.	675,000	20,074
KGen Power Corp.[1,2,3,4]	3,166,128	2,533
		43,058

MISCELLANEOUS — 0.56%
Other common stocks in initial period of acquisition		124,103

Total common stocks (cost: $14,040,568,000)		21,213,958

		Value
Rights & warrants — 0.00%		(000)

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		$ 710

Total rights & warrants (cost: $688,000)		710

	Principal amount
Short-term securities — 4.75%	(000)

Fannie Mae 0.135%–0.16% due 1/14–4/4/2013	$197,000	196,985
Freddie Mac 0.125%–0.17% due 1/14–6/5/2013	180,665	180,633
U.S. Treasury Bills 0.136%–0.151% due 3/21–6/6/2013	165,000	164,945
Federal Home Loan Bank 0.12%–0.21% due 1/9–7/17/2013	139,600	139,575
Procter & Gamble Co. 0.14%–0.16% due 2/19–3/8/2013[5]	85,600	85,586
General Electric Capital Corp. 0.33% due 1/14/2013	75,000	74,995
Federal Farm Credit Banks 0.14%–0.17% due 2/25–3/22/2013	61,700	61,695
Jupiter Securitization Co., LLC 0.20% due 1/4–2/5/2013[5]	29,600	29,597
Chariot Funding, LLC 0.21% due 2/20–2/27/2013[5]	26,500	26,495
Regents of the University of California 0.14%–0.18% due 1/7–3/12/2013	42,442	42,438
John Deere Credit Ltd. 0.18%–0.20% due 1/30–2/12/2013[5]	41,100	41,091
Variable Funding Capital Company LLC 0.14% due 1/25/2013[5]	10,779	10,778

Total short-term securities (cost: $1,054,670,000)		1,054,813

Total investment securities (cost: $15,095,926,000)		22,269,481
Other assets less liabilities		(53,851)

Net assets		$22,215,630

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,749,364,000, which represented 12.38% of the net assets of the fund. This amount includes $2,642,889,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Laricina Energy Ltd.	6/21/2011	$61,323	$40,199.18%
Bond Street Holdings LLC, Class A	8/6/2010	34,125	27,479.12
KGen Power Corp.	12/19/2006	1,267	2,533.01
Total restricted securities		$96,715	$70,211.31%

[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $246,618,000, which represented 1.11% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

CAD = Canadian dollars

International FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 95.96%	Shares	(000)

CONSUMER DISCRETIONARY — 15.95%
British Sky Broadcasting Group PLC[1]	9,594,500	$ 119,854
Hyundai Motor Co.[1]	476,500	98,076
Sands China Ltd.[1]	21,522,000	96,405
Tata Motors Ltd.[1]	16,327,235	93,521
Bayerische Motoren Werke AG1	932,300	89,913
Li & Fung Ltd.[1]	46,726,000	83,943
Rakuten, Inc.[1]	10,419,000	81,255
Daimler AG1	1,268,000	69,290
Nissan Motor Co., Ltd.[1]	6,995,000	66,393
Volkswagen AG, nonvoting preferred[1]	257,800	58,651
Belle International Holdings Ltd.[1]	25,700,000	56,756
adidas AG1	580,000	51,689
PT Astra International Tbk[1]	63,600,000	50,319
Shangri-La Asia Ltd.[1]	22,024,000	44,378
Galaxy Entertainment Group Ltd.[1,2]	10,673,000	42,573
Melco Crown Entertainment Ltd. (ADR)[2]	2,505,000	42,184
Techtronic Industries Co. Ltd.[1]	19,019,000	36,052
Kia Motors Corp.[1]	674,000	35,864
Mahindra & Mahindra Ltd.[1]	2,000,000	34,313
Cie. Générale des Établissements Michelin[1]	321,934	30,520
Maruti Suzuki India Ltd.[1]	854,545	23,427
WPP PLC[1]	1,590,000	23,114
SEGA SAMMY HOLDINGS INC.[1]	1,020,000	17,227
Marks and Spencer Group PLC[1]	2,557,000	15,942
NEXT PLC[1]	257,000	15,862
Hyundai Mobis Co., Ltd.[1]	54,500	14,782
Renault SA1	245,000	13,517
H & M Hennes & Mauritz AB, Class B1	330,000	11,467
Yamada Denki Co., Ltd.[1]	291,220	11,230
Reed Elsevier PLC[1]	706,000	7,413
Swatch Group Ltd, non-registered shares[1]	8,000	4,117
Multi Screen Media Private Ltd.[1,2,3]	32,200	6,802
Kingfisher PLC[1]	1,350,000	6,236
Darty PLC[1]	3,173,300	2,936
		1,456,021

FINANCIALS — 13.70%
AIA Group Ltd.[1]	3,789,600	164,697
Sberbank of Russia (ADR)[1]	8,194,000	101,854
Sberbank of Russia (GDR)[1,4]	1,604,711	19,947
Prudential PLC[1]	6,570,265	91,677
Housing Development Finance Corp. Ltd.[1]	6,004,000	91,583
BNP Paribas SA1	1,315,001	74,123
Bank of China Ltd., Class H1	152,733,000	$ 69,142
Credit Suisse Group AG1	2,656,920	66,666
Banco Bradesco SA, preferred nominative	3,382,636	58,104
Barclays PLC[1]	12,673,868	54,731
UniCredit SpA[1,2]	9,270,336	45,778
Siam Commercial Bank PCL[1]	6,080,000	36,188
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,178,721	35,862
Resona Holdings, Inc.[1]	6,980,000	31,646
UBS AG1	1,947,941	30,634
HSBC Holdings PLC (Hong Kong)[1]	2,500,000	26,539
Chongqing Rural Commercial Bank Co., Ltd., Class H1	44,950,000	25,020
ICICI Bank Ltd.[1]	1,162,090	24,478
Deutsche Bank AG1	530,295	23,104
Ping An Insurance (Group) Co. of China, Ltd., Class H1	2,580,000	21,954
HDFC Bank Ltd.[1]	1,365,000	16,956
China Pacific Insurance (Group) Co., Ltd., Class H1	4,392,800	16,475
China Construction Bank Corp., Class H1	20,132,050	16,408
Link Real Estate Investment Trust[1]	2,942,614	14,717
Industrial and Commercial Bank of China Ltd., Class H1	19,969,950	14,402
Société Générale[1,2]	382,375	14,383
Samsung Card Co., Ltd.[1]	383,660	13,091
AXA SA1	683,312	12,360
Investor AB, Class B1	407,632	10,691
Sampo Oyj, Class A1	298,500	9,652
Sun Hung Kai Properties Ltd.[1]	445,339	6,721
Kotak Mahindra Bank Ltd.[1]	548,916	6,542
Agricultural Bank of China, Class H1	8,100,000	4,073
		1,250,198

HEALTH CARE — 13.45%
Novartis AG1	5,675,613	359,332
Bayer AG1	2,786,423	264,606
Teva Pharmaceutical Industries Ltd. (ADR)	4,182,000	156,156
JSC Pharmstandard (GDR)[1,2]	3,805,800	64,278
JSC Pharmstandard (GDR)[1,2,4]	307,300	5,190
Fresenius SE & Co. KGaA[1]	216,178	67,399
Merck KGaA[1]	477,931	63,057
Mindray Medical International Ltd., Class A (ADR)	1,601,000	52,353
William Demant Holding A/S1,2	577,709	49,580
Fresenius Medical Care AG & Co. KGaA[1]	537,000	37,102
UCB SA1	500,000	28,764
Sinopharm Group Co. Ltd., Class H1	9,010,000	28,618
Richter Gedeon Nyrt[1]	137,000	22,598
Novo Nordisk A/S, Class B1	130,732	21,351
Essilor International[1]	74,000	7,503
		1,227,887

INDUSTRIALS — 11.50%
SMC Corp.[1]	693,900	125,883
Legrand SA1	200,000	77,006
Deutsche Lufthansa AG1	4,074,500	76,586
Jardine Matheson Holdings Ltd.[1]	1,206,800	75,052
Bureau Veritas SA1	641,348	71,307
ASSA ABLOY AB, Class B1	1,865,000	70,227
Marubeni Corp.[1]	7,675,000	55,000
Schneider Electric SA1	688,150	51,325
European Aeronautic Defence and Space Co. EADS NV1	1,200,514	47,052
Hutchison Whampoa Ltd.[1]	3,912,000	41,500
Ryanair Holdings PLC (ADR)	1,141,700	39,137
KONE Oyj, Class B1	504,700	$ 37,372
Serco Group PLC[1]	3,815,000	32,844
VINCI SA1	536,200	25,519
Hutchison Port Holdings Trust[1]	30,339,000	24,154
Samsung Engineering Co., Ltd.[1]	151,000	23,532
Weir Group PLC[1]	750,000	23,280
Rolls-Royce Holdings PLC[1,2]	1,503,986	21,670
Siemens AG1	180,000	19,564
China Merchants Holdings (International) Co., Ltd.[1]	4,529,089	14,779
Fiat Industrial SpA[1]	1,300,000	14,254
Aggreko PLC[1]	450,428	12,918
Wolseley PLC[1]	269,747	12,821
AB Volvo, Class B1	650,000	8,963
SGS SA1	3,700	8,219
Geberit AG1	36,100	7,992
Qantas Airways Ltd.[1,2]	4,600,000	7,233
Atlas Copco AB, Class B1	277,800	6,815
Kühne + Nagel International AG1	55,000	6,693
Komatsu Ltd.[1]	260,000	6,653
Jardine Strategic Holdings Ltd.[1]	116,000	4,153
		1,049,503

INFORMATION TECHNOLOGY — 10.58%
Samsung Electronics Co. Ltd.[1]	309,350	442,749
Murata Manufacturing Co., Ltd.[1]	1,761,000	103,862
Baidu, Inc., Class A (ADR)[2]	898,000	90,060
NetEase, Inc. (ADR)[2]	2,014,735	85,727
SAP AG1	619,000	49,586
Tencent Holdings Ltd.[1]	1,227,000	39,933
HOYA Corp.[1]	1,930,000	38,000
ASML Holding NV1	475,572	30,788
ZTE Corp., Class H1	14,620,000	25,345
Infineon Technologies AG1	1,754,000	14,233
Mail.ru Group Ltd. (GDR)[1]	280,000	9,720
Mail.ru Group Ltd. (GDR)[1,4]	120,000	4,166
Delta Electronics, Inc.[1]	3,284,623	12,120
Nokia Corp.[1]	2,000,000	7,865
Keyence Corp.[1]	26,400	7,286
Hirose Electric Co., Ltd.[1]	37,200	4,454
		965,894

CONSUMER STAPLES — 7.89%
Nestlé SA1	2,117,900	138,032
Anheuser-Busch InBev NV1	1,548,097	135,286
Pernod Ricard SA1	754,960	88,773
Charoen Pokphand Foods PCL[1]	68,475,000	75,913
L’Oréal SA, non-registered shares[1]	396,700	55,415
China Resources Enterprise, Ltd.[1]	11,532,000	41,890
Asahi Group Holdings, Ltd.[1]	1,811,000	38,388
Koninklijke Ahold NV1	2,768,000	36,766
Danone SA1	537,400	35,506
British American Tobacco PLC[1]	612,000	31,010
SABMiller PLC[1]	379,600	17,867
Wesfarmers Ltd.[1]	430,304	16,605
Wilmar International Ltd.[1]	2,263,000	6,255
Treasury Wine Estates Ltd.[1]	419,506	2,066
		719,772

TELECOMMUNICATION SERVICES — 6.54%
SOFTBANK CORP.[1]	5,237,000	$191,631
MTN Group Ltd.[1]	7,474,900	157,111
Hellenic Telecommunications Organization SA1,2	6,910,000	46,935
Philippine Long Distance Telephone Co.[1]	689,500	42,570
América Móvil, SAB de CV, Series L (ADR)	1,400,000	32,396
PT XL Axiata Tbk[1]	51,820,000	30,771
Axiata Group Bhd.[1]	13,700,000	29,603
OJSC Mobile TeleSystems (ADR)	1,199,100	22,363
TeliaSonera AB1	3,083,026	21,000
Vodafone Group PLC[1]	3,726,250	9,371
Millicom International Cellular SA (SDR)[1]	95,142	8,270
Bharti Airtel Ltd.[1]	787,800	4,577
Bayan Telecommunications Holdings Corp., Class A1,2,3	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,2,3	14,199	—
		596,598

MATERIALS — 5.80%
Nitto Denko Corp.[1]	2,075,800	102,130
Linde AG1	502,615	87,651
Syngenta AG1	170,200	68,656
PT Semen Gresik (Persero) Tbk[1]	30,896,000	50,897
ArcelorMittal[1]	2,750,000	47,605
BASF SE1	453,300	42,606
Grasim Industries Ltd.[1]	436,239	25,291
Grasim Industries Ltd. (GDR)[1]	80,035	4,640
CRH PLC[1]	1,104,484	22,919
Givaudan SA1	19,832	21,025
LG Chem, Ltd.[1]	58,000	18,032
Vicat S.A.[1]	192,000	11,966
Amcor Ltd.[1]	1,400,000	11,838
POSCO[1]	24,900	8,142
Akzo Nobel NV1	93,000	6,137
		529,535

ENERGY — 5.18%
BP PLC[1]	32,288,802	223,721
Royal Dutch Shell PLC, Class B1	1,730,000	61,229
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	2,645,000	51,048
OJSC Gazprom (ADR)[1]	4,260,000	40,849
Canadian Natural Resources, Ltd.	1,300,500	37,445
BG Group PLC[1]	1,220,000	20,457
Eni SpA[1]	718,000	17,713
INPEX CORP.[1]	1,600	8,539
Woodside Petroleum Ltd.[1]	193,450	6,894
EnCana Corp.	260,000	5,138
		473,033

UTILITIES — 2.67%
Power Grid Corp. of India Ltd.[1]	61,651,640	129,528
ENN Energy Holdings Ltd.[1]	6,264,000	27,387
SSE PLC[1]	1,021,800	23,615
GDF SUEZ[1]	1,092,015	22,500
Centrica PLC[1]	4,075,000	22,137
National Grid PLC[1]	607,600	6,960
GAIL (India) Ltd.[1]	907,436	5,959
CEZ, a s1	160,700	5,780
		243,866

MISCELLANEOUS — 2.70%
Other common stocks in initial period of acquisition		$ 246,744

Total common stocks (cost: $6,854,965,000)		8,759,051

	Principal amount
Convertible securities — 0.04%	(000)

FINANCIALS — 0.04%
Credit Suisse Group AG 4.00% convertible notes 2013	CHF2,511	3,762

Total convertible securities (cost: $2,568,000)		3,762

Bonds, notes & other debt instruments — 0.82%

U.S. TREASURY BOND & NOTES — 0.76%
U.S. Treasury 4.75% 2014	$65,000	69,018

FINANCIALS — 0.06%
Barclays Bank PLC, Series RCI, junior subordinated 14.00% (undated)[5]	£2,535	5,520

Total bonds, notes & other debt instruments (cost: $73,181,000)		74,538

Short-term securities — 3.02%

Fannie Mae 0.14% due 1/3–1/7/2013	$73,500	73,499
Nestlé Finance International Ltd. 0.17% due 1/15/2013	40,000	39,998
Nordea North America, Inc. 0.205% due 1/10/2013	34,400	34,398
KfW 0.20% due 1/11/2013[4]	25,000	24,999
National Australia Funding (Delaware) Inc. 0.185% due 2/19/2013[4]	24,100	24,094
Commonwealth Bank of Australia 0.20% due 1/8/2013[4]	18,500	18,499
International Bank for Reconstruction and Development 0.11% due 3/15/2013	16,900	16,899
Freddie Mac 0.07%–0.125% due 1/14–4/9/2013	14,100	14,099
U.S. Treasury Bill 0.105% due 2/14/2013	9,600	9,600
Thunder Bay Funding, LLC 0.17% due 1/2/2013[4]	8,700	8,700
Jupiter Securitization Co., LLC 0.20% due 1/8/2013[4]	5,900	5,900
Federal Home Loan Bank 0.085% due 3/20/2013	5,200	5,200

Total short-term securities (cost: $275,876,000)		275,885

Total investment securities (cost: $7,206,590,000)		9,113,236
Other assets less liabilities		14,147

Net assets		$9,127,383

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $8,044,798,000, which represented 88.14% of the net assets of the fund. This amount includes $8,033,356,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	dates	(000)	(000)	assets

Multi Screen Media Private Ltd.	9/06/2000–4/18/2002	$32,519	$6,802.07%
Bayan Telecommunications Holdings Corp., Class A	2/11/1998–8/31/1998	104	—	.00
Bayan Telecommunications Holdings Corp., Class B	2/11/1998–8/31/1998	34	—	.00
Total restricted securities		$32,657	$6,802.07%

[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $111,495,000, which represented 1.22% of the net assets of the fund.
[5]	Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

CHF = Swiss francs

£ = British pounds

New World Fund®

Investment portfolio

December 31, 2012

		Value
Common stocks — 82.52%	Shares	(000)

CONSUMER STAPLES — 13.75%
Shoprite Holdings Ltd.[1]	2,724,500	$ 66,217
OJSC Magnit (GDR)[1]	1,017,600	41,204
OJSC Magnit (GDR)[1,2]	64,500	2,612
Nestlé SA1	590,000	38,453
Anheuser-Busch InBev NV1	383,700	33,531
Pernod Ricard SA1	213,600	25,117
SABMiller PLC[1]	343,500	16,168
British American Tobacco PLC[1]	293,000	14,846
United Breweries Ltd.[1]	874,904	14,815
Unilever NV, depository receipts[1]	354,500	13,377
Grupo Nutresa SA	827,458	11,904
PepsiCo, Inc.	150,000	10,264
Coca-Cola Co.	279,000	10,114
Kimberly-Clark de México, SAB de CV, Class A	3,900,000	9,944
Japan Tobacco Inc.[1]	208,000	5,864
ITC Ltd.[1]	1,000,000	5,242
CP ALL PCL[1]	3,160,000	4,741
Procter & Gamble Co.	60,000	4,073
Olam International Ltd.[1]	3,018,124	3,871
China Yurun Food Group Ltd.[1,3]	5,019,000	3,733
Coca-Cola Icecek AS, Class C1	165,000	3,428
Danone SA1	51,872	3,427
Wal-Mart de México, SAB de CV, Series V	570,000	1,867
Wal-Mart de México, SAB de CV, Series V (ADR)	43,000	1,410
		346,222

CONSUMER DISCRETIONARY — 13.52%
Naspers Ltd., Class N1	631,000	40,543
Truworths International Ltd.[1]	2,755,000	35,714
Arcos Dorados Holdings Inc., Class A	2,550,352	30,502
Toyota Motor Corp.[1]	560,000	26,139
Hyundai Mobis Co., Ltd.[1]	86,400	23,434
Bayerische Motoren Werke AG1	240,000	23,146
Honda Motor Co., Ltd.[1]	525,000	19,351
Wynn Macau, Ltd.[1,3]	6,849,200	18,876
Tata Motors Ltd.[1]	3,000,000	17,184
Ctrip.com International, Ltd. (ADR)[3]	718,500	16,374
L’Occitane International SA1	4,591,250	14,600
Swatch Group Ltd[1]	95,000	8,297
Swatch Group Ltd, non-registered shares[1]	10,450	5,378
Golden Eagle Retail Group Ltd.[1]	5,000,000	12,464
Mr Price Group Ltd.[1]	720,420	12,035
Hero MotoCorp Ltd.[1]	336,000	11,756
Kia Motors Corp.[1]	157,200	$ 8,365
Nikon Corp.[1]	185,000	5,462
Li & Fung Ltd.[1]	2,373,200	4,263
MGM China Holdings Ltd.[1]	1,582,800	2,909
Desarrolladora Homex, SA de CV (ADR)[3]	160,000	1,997
Dongfeng Motor Group Co., Ltd., Class H1	1,011,000	1,592
		340,381

FINANCIALS — 10.82%
Agricultural Bank of China, Class H1	64,195,000	32,282
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[3]	1,980,000	32,036
Housing Development Finance Corp. Ltd.[1]	1,353,000	20,638
Industrial and Commercial Bank of China Ltd., Class H1	26,736,700	19,282
Bank of the Philippine Islands[1]	8,185,412	18,981
Kotak Mahindra Bank Ltd.[1]	1,373,886	16,375
PT Bank Rakyat Indonesia (Persero) Tbk[1]	21,990,000	16,015
American Tower Corp.	190,000	14,681
China Life Insurance Co. Ltd., Class H1	3,445,000	11,362
Türkiye Garanti Bankasi AS1	2,018,765	10,502
Citigroup Inc.	260,000	10,286
Sberbank of Russia (ADR)	682,500	8,572
BDO Unibank, Inc.[1,3]	4,669,333	8,296
FirstRand Ltd.[1]	1,915,127	7,082
Metropolitan Bank & Trust Co.[1]	2,835,000	7,066
BR MALLS Participações SA, ordinary nominative	465,400	6,142
AIA Group Ltd.[1]	1,391,600	5,546
CITIC Securities Co. Ltd., Class H1	2,158,500	5,530
Banco Santander (Brasil) SA, units	745,000	5,447
Itaúsa — Investimentos Itaú SA, preferred nominative	990,000	4,685
Bank Pekao SA1	60,000	3,273
ICICI Bank Ltd.[1]	140,000	2,949
Prudential PLC[1]	207,320	2,893
Banco Industrial e Comercial SA, preferred nominative	512,900	1,678
MMI Holdings Ltd.[1]	323,208	848
Ayala Land, Inc.[1,3]	15,000,000	37
China Construction Bank Corp., Class H1	535	—
		272,484

HEALTH CARE — 9.39%
Cochlear Ltd.[1]	500,000	41,365
Baxter International Inc.	582,300	38,816
Novo Nordisk A/S, Class B1	219,120	35,787
Novartis AG1	429,500	27,192
Novartis AG (ADR)	76,000	4,811
Krka, dd, Novo mesto[1]	353,049	23,404
JSC Pharmstandard (GDR)[1,3]	842,000	14,221
PT Kalbe Farma Tbk[1]	119,550,000	13,201
Grifols, SA, Class A1,3	258,094	9,081
Grifols, SA, Class B1,3	31,970	805
Grifols, SA, Class B1,3	14,503	365
Waters Corp.[3]	117,000	10,193
Shandong Weigao Group Medical Polymer Co. Ltd., Class H1	9,776,000	9,767
Teva Pharmaceutical Industries Ltd. (ADR)	200,000	7,468
		236,476

ENERGY — 8.33%
Pacific Rubiales Energy Corp.	1,497,000	34,780
Royal Dutch Shell PLC, Class B1	600,000	21,235
Royal Dutch Shell PLC, Class B (ADR)	95,000	6,735
Oil Search Ltd.[1]	3,738,085	$ 27,471
Cobalt International Energy, Inc.[3]	869,800	21,362
Ophir Energy PLC[1,3]	2,545,000	21,202
Africa Oil Corp.[3]	1,187,324	8,344
Africa Oil Corp.[1,3,4]	1,502,675	10,137
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	718,520	13,990
Noble Energy, Inc.	100,000	10,174
Cairn India Ltd.[1]	1,645,000	9,633
Oil and Gas Development Co. Ltd.[1]	4,000,000	7,924
TOTAL SA1	120,000	6,211
TOTAL SA (ADR)	32,500	1,690
Chevron Corp.	45,000	4,866
INPEX CORP.[1]	780	4,163
		209,917

INDUSTRIALS — 6.14%
Schneider Electric SA1	296,440	22,110
Intertek Group PLC[1]	428,200	21,609
Cummins Inc.	192,500	20,857
Siemens AG1	138,100	15,010
United Technologies Corp.	148,000	12,137
CCR SA, ordinary nominative	1,220,700	11,596
Experian PLC[1]	598,000	9,662
Vallourec SA1	150,000	7,828
Container Corp. of India Ltd.[1]	382,318	6,407
China Railway Construction Corp. Ltd., Class H1	4,759,500	5,474
Boart Longyear Ltd.[1]	2,395,000	4,804
Aggreko PLC[1]	141,921	4,070
European Aeronautic Defence and Space Co. EADS NV1	101,929	3,995
Chart Industries, Inc.[3]	56,094	3,740
Makita Corp.[1]	61,700	2,870
Kubota Corp.[1]	220,000	2,527
		154,696

INFORMATION TECHNOLOGY — 6.06%
Google Inc., Class A3	48,600	34,475
Mail.ru Group Ltd. (GDR)[1]	490,953	17,042
Mail.ru Group Ltd. (GDR)[1,2]	432,264	15,005
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	4,539,000	15,192
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	450,000	7,722
Samsung Electronics Co. Ltd.[1]	15,125	21,647
ASM Pacific Technology Ltd.[1]	1,049,400	12,882
TDK Corp.[1]	246,000	8,946
Oracle Corp.	260,000	8,663
Baidu, Inc., Class A (ADR)[3]	37,700	3,781
Tencent Holdings Ltd.[1]	95,000	3,092
SINA Corp.[3]	41,200	2,069
Corning Inc.	160,000	2,019
		152,535

MATERIALS — 4.39%
Linde AG1	109,000	19,008
Holcim Ltd[1]	180,179	13,271
Northam Platinum Ltd.[1]	2,760,000	12,470
Ambuja Cements Ltd.[1]	3,358,000	12,381
Orica Ltd.[1]	429,122	11,284
Aquarius Platinum Ltd. (GBP denominated)[1,3]	8,756,342	8,020
Aquarius Platinum Ltd.[1,3]	2,151,226	1,916

MATERIALS (continued)
Sigma-Aldrich Corp.	90,000	$ 6,622
Sinofert Holdings Ltd.[1]	20,500,000	5,074
PT Semen Gresik (Persero) Tbk[1]	2,341,000	3,857
Cliffs Natural Resources Inc.	94,000	3,625
UltraTech Cement Ltd.[1]	98,992	3,611
Praxair, Inc.	30,000	3,284
PT Indocement Tunggal Prakarsa Tbk[1]	1,388,500	3,244
First Quantum Minerals Ltd.	127,500	2,808
		110,475

TELECOMMUNICATION SERVICES — 4.38%
América Móvil, SAB de CV, Series L (ADR)	1,627,750	37,666
América Móvil, SAB de CV, Series L	400,000	461
SOFTBANK CORP.[1]	611,900	22,390
OJSC Megafon (GDR)[1,3]	56,200	1,338
OJSC MegaFon (GDR)[1,2,3]	401,300	9,551
China Telecom Corp. Ltd., Class H1	17,252,000	9,666
Hellenic Telecommunications Organization SA1,3	1,078,000	7,322
PT XL Axiata Tbk[1]	12,170,000	7,227
Vodafone Group PLC[1]	2,217,253	5,576
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	5,118
NII Holdings, Inc., Class B3	553,800	3,949
		110,264

UTILITIES — 1.05%
Cheung Kong Infrastructure Holdings Ltd.[1]	2,070,000	12,716
CLP Holdings Ltd.[1]	1,000,000	8,397
ENN Energy Holdings Ltd.[1]	824,000	3,603
PGE Polska Grupa Energetyczna SA1	280,000	1,651
		26,367

MISCELLANEOUS — 4.69%
Other common stocks in initial period of acquisition		118,103

Total common stocks (cost: $1,583,592,000)		2,077,920

Rights & warrants — 0.00%

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		119

Total rights & warrants (cost: $0)		119

	Principal amount
Bonds, notes & other debt instruments — 10.37%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 8.49%
United Mexican States Government Global, Series A, 6.375% 2013	$1,000	1,004
United Mexican States Government Global 5.875% 2014	550	579
United Mexican States Government, Series M10, 8.00% 2015	MXN152,300	12,774
United Mexican States Government, Series M, 5.00% 2017	7,900	609
United Mexican States Government Global, Series A, 5.625% 2017	$2,000	2,330
United Mexican States Government, Series M10, 7.75% 2017	MXN10,000	863
United Mexican States Government 3.50% 2017[5]	24,363	2,096
United Mexican States Government 4.00% 2019[5]	7,309	665

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. (continued)
United Mexican States Government Global, Series A, 5.125% 2020	$1,584	$1,901
United Mexican States Government, Series M, 6.50% 2021	MXN44,400	3,729
United Mexican States Government Global, Series A, 3.625% 2022	$1,500	1,644
United Mexican States Government, Series M20, 10.00% 2024	MXN23,500	2,548
United Mexican States Government, Series M30, 10.00% 2036	6,000	672
United Mexican States Government Global, Series A, 6.05% 2040	$670	902
United Mexican States Government 4.00% 2040[5]	MXN6,822	692
United Mexican States Government Global, Series A, 5.75% 2110	$530	641
Philippines (Republic of), Series 743, 8.75% 2013	PHP212,000	5,234
Philippines (Republic of), Series 751, 5.00% 2018	37,000	948
Philippines (Republic of) 5.875% 2018	276,000	7,391
Philippines (Republic of) 9.875% 2019	$3,100	4,487
Philippines (Republic of) 4.95% 2021	PHP129,000	3,476
Philippines (Republic of) 6.375% 2022	40,500	1,158
Philippines (Republic of) 5.50% 2026	$1,000	1,267
Philippines (Republic of) 7.75% 2031	2,235	3,439
Philippines (Republic of) 6.25% 2036	PHP50,000	1,456
Turkey (Republic of) 4.00% 2015[5]	TRY2,378	1,465
Turkey (Republic of) 7.00% 2016	$1,000	1,174
Turkey (Republic of) 9.00% 2016	TRY1,000	606
Turkey (Republic of) 7.50% 2017	$1,500	1,831
Turkey (Republic of) 6.75% 2018	1,500	1,822
Turkey (Republic of) 7.00% 2019	800	998
Turkey (Republic of) 10.50% 2020	TRY2,350	1,614
Turkey (Republic of) 3.00% 2021[5]	1,247	818
Turkey (Republic of) 5.625% 2021	$2,400	2,862
Turkey (Republic of) 9.50% 2022	TRY4,700	3,165
Turkey (Republic of) 6.875% 2036	$ 600	812
Turkey (Republic of) 6.75% 2040	500	681
Turkey (Republic of) 6.00% 2041	2,000	2,502
Colombia (Republic of) Global 12.00% 2015	COP4,716,000	3,252
Colombia (Republic of) Global 7.375% 2017	$3,075	3,810
Colombia (Republic of) Global 11.75% 2020	315	511
Colombia (Republic of) Global 4.375% 2021	930	1,073
Colombia (Republic of) Global 8.125% 2024	635	959
Colombia (Republic of) Global 9.85% 2027	COP3,132,000	2,730
Colombia (Republic of) Global 7.375% 2037	$1,194	1,863
Colombia (Republic of) Global 6.125% 2041	1,000	1,378
Chilean Government 3.875% 2020	5,230	5,913
Chilean Government 5.50% 2020	CLP2,230,000	5,217
Chilean Government 3.25% 2021	$1,235	1,346
Chilean Government 6.00% 2021	CLP905,000	1,958
Brazil (Federal Republic of) 6.00% 2016[5]	BRL 650	366
Brazil (Federal Republic of) 6.00% 2017[5]	2,200	1,239
Brazil (Federal Republic of) 6.00% 2018[5]	617	360
Brazil (Federal Republic of) 6.00% 2020[5]	2,491	1,488
Brazil (Federal Republic of) Global 8.50% 2024	2,200	1,314
Brazil (Federal Republic of) Global 10.125% 2027	$1,025	1,881
Brazil (Federal Republic of) Global 10.25% 2028	BRL1,000	646
Brazil (Federal Republic of) Global 11.00% 2040	$3,090	3,874
Brazil (Federal Republic of) 6.00% 2045[5]	BRL4,730	3,194
Peru (Republic of) 8.375% 2016	$1,706	2,108
Peru (Republic of) 7.84% 2020	PEN2,105	1,041
Peru (Republic of) 5.20% 2023	1,185	508
Peru (Republic of) 7.35% 2025	$3,425	4,980
Peru (Republic of) 8.20% 2026	PEN710	391
Peru (Republic of) 8.75% 2033	$2,064	3,597
Peru (Republic of) 6.55% 2037[6]	782	1,134
Indonesia (Republic of) 6.875% 2018	$ 500	$ 613
Indonesia (Republic of) 5.875% 2020	3,100	3,743
Indonesia (Republic of) 4.875% 2021[2]	3,000	3,461
Indonesia (Republic of) 4.875% 2021	1,125	1,298
Indonesia (Republic of) 3.75% 2022	200	214
Indonesia (Republic of) 6.625% 2037	750	1,009
Indonesia (Republic of) 7.75% 2038	765	1,159
Indonesia (Republic of) 5.25% 2042	535	626
Hungarian Government 6.25% 2020	4,675	5,183
Hungarian Government, Series 20A, 7.50% 2020	HUF238,000	1,185
Hungarian Government 6.375% 2021	$1,550	1,719
Hungarian Government, Series 22A, 7.00% 2022	HUF150,000	729
Hungarian Government 7.625% 2041	$ 810	940
Russian Federation 3.25% 2017[2]	800	852
Russian Federation 5.00% 2020	1,200	1,420
Russian Federation 7.50% 2030[6]	2,674	3,440
Russian Federation 7.50% 2030[2,6]	2,640	3,396
Polish Government, Series 0413, 5.25% 2013	PLN4,550	1,479
Polish Government 6.375% 2019	$965	1,207
Polish Government, Series 1021, 5.75% 2021	PLN13,100	4,920
Polish Government 5.00% 2022	$1,190	1,408
Venezuela (Republic of) 5.75% 2016	1,600	1,532
Venezuela (Republic of) 9.25% 2027	5,455	5,482
Venezuela (Republic of) 9.25% 2028	475	470
Croatian Government 6.25% 2017[2]	200	220
Croatian Government 6.75% 2019[2]	2,200	2,533
Croatian Government 6.625% 2020	880	1,010
Croatian Government 6.625% 2020[2]	500	574
Croatian Government 6.375% 2021[2]	1,450	1,657
Panama (Republic of) Global 7.125% 2026	890	1,266
Panama (Republic of) Global 8.875% 2027	300	490
Panama (Republic of) Global 9.375% 2029	1,148	1,969
Panama (Republic of) Global 6.70% 2036[6]	859	1,224
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR12,000	1,518
South Africa (Republic of), Series R-209, 6.25% 2036	2,495	239
South Africa (Republic of), Series R-214, 6.50% 2041	29,705	2,890
Argentina (Republic of) 7.00% 2015	$ 315	280
Argentina (Republic of) 8.28% 2033[6,7]	3,008	2,166
Argentina (Republic of) GDP-Linked 2035	6,653	496
Uruguay (Republic of) 4.375% 2028[5,6]	UYU32,721	2,055
Dominican Republic 9.04% 2018[6]	$ 437	496
Dominican Republic 7.50% 2021[6]	100	117
Dominican Republic 8.625% 2027[2,6]	1,150	1,393
Bahrain Government 5.50% 2020	1,350	1,458
Nigeria (Republic of) 6.75% 2021[2]	910	1,080
Morocco Government 4.25% 2022[2]	250	251
		213,853

ENERGY — 0.59%
Gazprom OJSC 5.092% 2015[2]	1,275	1,369
Gazprom OJSC, Series 9, 6.51% 2022	1,000	1,198
Gazprom OJSC 6.51% 2022[2]	600	719
Gazprom OJSC 7.288% 2037	1,200	1,569
Petróleos Mexicanos 4.875% 2022	1,300	1,470
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	1,800	2,295
Petróleos Mexicanos 6.50% 2041	220	277
Petrobras International Finance Co. 5.375% 2021	2,695	3,045
PTT Exploration & Production Ltd. 5.692% 2021[2]	1,000	1,152
Reliance Holdings Ltd. 4.50% 2020[2]	1,020	1,069
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,6]	558	629
		14,792
FINANCIALS — 0.44%
BBVA Bancomer SA, junior subordinated 7.25% 2020[2]	$ 3,725	$ 4,172
BBVA Bancomer SA 6.50% 2021[2]	1,075	1,199
HSBK (Europe) BV 7.25% 2021[2]	1,840	1,973
VEB Finance Ltd. 6.902% 2020[2]	1,085	1,326
VEB Finance Ltd. 6.80% 2025[2]	500	615
Development Bank of Kazakhstan 5.50% 2015[2]	871	938
Korea Development Bank 4.00% 2016	450	488
Korea Development Bank 3.50% 2017	250	268
Banco de Crédito del Perú 5.375% 2020[2]	100	112
		11,091

MATERIALS — 0.32%
ArcelorMittal 5.00% 2017[8]	4,770	4,818
CEMEX Finance LLC 9.50% 2016[2]	600	655
CEMEX, SAB de CV 9.00% 2018[2]	1,190	1,294
CEMEX España, SA 9.25% 2020[2]	1,063	1,164
		7,931

UTILITIES — 0.25%
Eskom Holdings Ltd. 5.75% 2021[2]	2,985	3,399
AES Panamá, SA 6.35% 2016[2]	1,100	1,218
CEZ, a s 4.25% 2022[2]	945	1,017
Enersis SA 7.375% 2014	650	687
		6,321

TELECOMMUNICATION SERVICES — 0.10%
Digicel Group Ltd. 8.25% 2020[2]	2,350	2,597

U.S. TREASURY BONDS & NOTES — 0.07%
U.S. Treasury 4.75% 2014	1,650	1,752

CONSUMER STAPLES — 0.06%
BFF International Ltd. 7.25% 2020[2]	1,200	1,440

INFORMATION TECHNOLOGY — 0.03%
Samsung Electronics America, Inc. 1.75% 2017[2]	700	709

INDUSTRIALS — 0.02%
Brunswick Rail Finance Ltd. 6.50% 2017[2]	550	571

Total bonds, notes & other debt instruments (cost: $229,390,000)		261,057

Short-term securities — 6.70%

U.S. Treasury Bills 0.114%–0.136% due 1/24–3/14/2013	41,700	41,698
Bank of Nova Scotia 0.02%–0.17% due 1/2–2/19/2013	23,200	23,197
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[2]	20,000	19,997
Federal Farm Credit Banks 0.15% due 3/11/2013	19,900	19,899
Freddie Mac 0.16%–0.17% due 1/28–2/1/2013	19,300	19,298
Federal Home Loan Bank 0.115% due 3/13/2013	17,900	17,899
Victory Receivables Corp. 0.20% due 1/18/2013[2]	8,900	8,899
Private Export Funding Corp. 0.26% due 6/18/2013[2]	$8,400	$ 8,386
Québec (Province of) 0.22% due 1/22/2013[2]	4,900	4,899
Fannie Mae 0.14% due 1/14/2013	4,500	4,500

Total short-term securities (cost: $168,660,000)		168,672

Total investment securities (cost: $1,981,642,000)		2,507,768
Other assets less liabilities		10,212

Net assets		$2,517,980

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,560,587,000, which represented 61.98% of the net assets of the fund. This amount includes $1,549,929,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,103,000, which represented 4.53% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/3/2012 at a cost of $11,705,000) may be subject to legal or contractual restrictions on resale.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

CLP = Chilean pesos

COP = Colombian pesos

HUF = Hungarian forints

MXN = Mexican pesos

PEN = Peruvian nuevos soles

PHP = Philippine pesos

PLN = Polish zloty

TRY = Turkish liras

UYU = Uruguayan pesos

ZAR = South African rand

Blue Chip Income and Growth FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 94.12%	Shares	(000)

ENERGY — 13.83%
Royal Dutch Shell PLC, Class B (ADR)	1,150,000	$ 81,524
Royal Dutch Shell PLC, Class A (ADR)	900,000	62,055
Chevron Corp.	1,070,000	115,710
ConocoPhillips	1,500,000	86,985
BP PLC (ADR)	1,730,000	72,037
Kinder Morgan, Inc.	1,720,000	60,768
Schlumberger Ltd.	600,000	41,574
Apache Corp.	500,000	39,250
Baker Hughes Inc.	916,000	37,409
EOG Resources, Inc.	255,000	30,801
Exxon Mobil Corp.	200,000	17,310
Marathon Oil Corp.	332,700	10,201
		655,624

HEALTH CARE — 13.56%
Amgen Inc.	2,520,000	217,526
Gilead Sciences, Inc.[1]	1,634,000	120,017
Abbott Laboratories	1,375,000	90,063
Novartis AG (ADR)	650,500	41,177
St. Jude Medical, Inc.	1,060,000	38,308
Bristol-Myers Squibb Co.	1,125,000	36,664
Cardinal Health, Inc.	700,000	28,826
Pfizer Inc	1,100,000	27,588
Merck & Co., Inc.	500,000	20,470
Medtronic, Inc.	450,000	18,459
Covidien PLC	62,200	3,592
		642,690

INDUSTRIALS — 12.90%
CSX Corp.	3,200,000	63,136
United Parcel Service, Inc., Class B	850,000	62,670
United Technologies Corp.	760,000	62,328
General Dynamics Corp.	881,000	61,027
Norfolk Southern Corp.	842,800	52,119
Union Pacific Corp.	375,000	47,145
Illinois Tool Works Inc.	650,000	39,526
Rockwell Automation	450,000	37,795
Eaton Corp. PLC	600,000	32,520
Masco Corp.	1,825,000	30,405
General Electric Co.	1,300,000	27,287
Textron Inc.	1,066,000	26,426
PACCAR Inc	500,000	22,605
Emerson Electric Co.	400,000	$ 21,184
Waste Management, Inc.	600,000	20,244
Pitney Bowes Inc.	485,400	5,165
		611,582

INFORMATION TECHNOLOGY — 12.79%
Microsoft Corp.	6,520,000	174,280
Hewlett-Packard Co.	8,941,600	127,418
Oracle Corp.	2,900,000	96,628
Texas Instruments Inc.	2,130,000	65,902
International Business Machines Corp.	330,000	63,211
Google Inc., Class A1	42,400	30,077
Intel Corp.	1,200,000	24,756
Maxim Integrated Products, Inc.	810,000	23,814
		606,086

CONSUMER STAPLES — 12.00%
Altria Group, Inc.	4,155,000	130,550
Philip Morris International Inc.	1,250,000	104,550
CVS/Caremark Corp.	2,000,000	96,700
Kimberly-Clark Corp.	500,000	42,215
Mondelez International, Inc.	1,580,000	40,243
ConAgra Foods, Inc.	1,200,000	35,400
Kellogg Co.	592,000	33,063
Kraft Foods Group, Inc.	676,666	30,768
Lorillard, Inc.	239,000	27,884
PepsiCo, Inc.	400,000	27,372
		568,745

TELECOMMUNICATION SERVICES — 8.23%
AT&T Inc.	4,630,800	156,104
Verizon Communications Inc.	2,985,000	129,161
CenturyLink, Inc.	1,891,900	74,011
Sprint Nextel Corp., Series 1[1]	5,385,000	30,533
		389,809

CONSUMER DISCRETIONARY — 5.76%
General Motors Co.[1]	2,030,000	58,525
Harley-Davidson, Inc.	1,100,000	53,724
Home Depot, Inc.	755,000	46,697
Johnson Controls, Inc.	1,210,000	37,147
Las Vegas Sands Corp.	650,000	30,004
Garmin Ltd.	735,000	30,002
Royal Caribbean Cruises Ltd.	500,000	17,000
		273,099

FINANCIALS — 3.78%
JPMorgan Chase & Co.	2,090,000	91,897
Citigroup Inc.	905,000	35,802
American Express Co.	600,000	34,488
HSBC Holdings PLC (ADR)	318,749	16,916
		179,103

UTILITIES — 3.56%
FirstEnergy Corp.	1,480,000	61,805
Exelon Corp.	1,570,000	46,692
Southern Co.	750,000	32,107
PG&E Corp.	447,400	17,977
Xcel Energy Inc.	250,000	6,677
NextEra Energy, Inc.	50,000	3,460
		168,718
MATERIALS — 3.27%
Dow Chemical Co.	2,770,000	$ 89,526
Praxair, Inc.	300,000	32,835
Air Products and Chemicals, Inc.	200,000	16,804
Celanese Corp., Series A	350,000	15,586
		154,751

MISCELLANEOUS — 4.44%
Other common stocks in initial period of acquisition		210,263

Total common stocks (cost: $3,638,791,000)		4,460,470

Convertible securities — 1.49%

CONSUMER DISCRETIONARY — 1.49%
General Motors Co., Series B, 4.75% convertible preferred 2013	1,600,000	70,608

Total convertible securities (cost: $70,926,000)		70,608

	Principal amount
Short-term securities — 4.36%	(000)

Private Export Funding Corp. 0.26%–0.29% due 3/11–6/18/2013[2]	$31,100	31,070
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/15/2013	25,000	24,999
Paccar Financial Corp. 0.14% due 1/22/2013	25,000	24,998
Freddie Mac 0.08%–0.16% due 5/3–7/1/2013	23,300	23,288
U.S. Treasury Bills 0.141%–0.15% due 4/11–5/9/2013	21,900	21,893
Coca-Cola Co. 0.20% due 4/15/2013[2]	21,800	21,790
Federal Home Loan Bank 0.11%–0.152% due 3/6–4/1/2013	21,600	21,599
Regents of the University of California 0.17% due 3/12/2013	20,900	20,893
Chariot Funding, LLC 0.21% due 3/4/2013[2]	11,600	11,598
Walt Disney Co. 0.15% due 3/6/2013[2]	3,300	3,299
Fannie Mae 0.14% due 1/16/2013	1,300	1,300

Total short-term securities (cost: $206,713,000)		206,727

Total investment securities (cost: $3,916,430,000)		4,737,805
Other assets less liabilities		1,470

Net assets		$4,739,275

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $67,757,000, which represented 1.43% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 95.68%	Shares	(000)

CONSUMER DISCRETIONARY — 18.64%
Home Depot, Inc.	1,240,000	$ 76,694
Virgin Media Inc.	1,582,500	58,157
Comcast Corp., Class A	745,000	27,848
Amazon.com, Inc.[1]	94,000	23,607
Honda Motor Co., Ltd.[2]	608,000	22,410
D.R. Horton, Inc.	1,000,000	19,780
Toll Brothers, Inc.[1]	600,000	19,398
News Corp., Class A	720,000	18,389
Bayerische Motoren Werke AG2	170,000	16,395
HUGO BOSS AG2	150,000	15,905
McGraw-Hill Companies, Inc.	280,500	15,335
Carnival Corp., units	325,000	11,950
Toyota Motor Corp.[2]	246,000	11,483
Time Warner Inc.	200,000	9,566
Las Vegas Sands Corp.	198,312	9,154
Coway Co., Ltd.[1,2]	200,000	8,159
adidas AG2	82,700	7,370
SES SA, Class A (FDR)[2]	150,000	4,340
		375,940

FINANCIALS — 18.37%
AXA SA2	2,171,935	39,286
Agricultural Bank of China, Class H2	68,383,000	34,388
Marsh & McLennan Companies, Inc.	800,000	27,576
CME Group Inc., Class A	432,500	21,932
Industrial and Commercial Bank of China Ltd., Class H2	29,986,165	21,625
Macquarie International Infrastructure Fund Ltd.[2]	36,200,164	18,606
JPMorgan Chase & Co.	408,200	17,949
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	1,025,000	16,584
Prudential PLC[2]	1,000,000	13,953
Rayonier Inc.[1]	260,000	13,476
Oaktree Capital Group, LLC	285,000	12,965
Wells Fargo & Co.	335,000	11,450
BNP Paribas SA2	194,031	10,937
Capitol Federal Financial, Inc.	901,793	10,542
Metropolitan Bank & Trust Co.[2]	4,115,000	10,256
Sun Hung Kai Properties Ltd.[2]	612,852	9,250
Hospitality Properties Trust	375,000	8,782
Westfield Group[2]	766,000	8,452
China Life Insurance Co. Ltd., Class H2	2,400,000	7,916
Berkshire Hathaway Inc., Class B1	84,000	7,535
Goldman Sachs Group, Inc.	55,200	7,041
Fairfax Financial Holdings Ltd.	19,000	6,849
Toronto-Dominion Bank	80,000	$ 6,736
American Express Co.	115,000	6,610
ICICI Bank Ltd. (ADR)	115,000	5,015
HSBC Holdings PLC (United Kingdom)[2]	400,000	4,231
Suncorp Group Ltd.[2]	385,000	4,093
Citigroup Inc.	95,000	3,758
Bank of China Ltd., Class H2	4,840,000	2,191
First Southern Bancorp, Inc.[2,3]	122,265	569
		370,553

INFORMATION TECHNOLOGY — 9.26%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,975,000	60,161
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	6,864
Google Inc., Class A1	40,450	28,694
STMicroelectronics NV2	2,000,000	14,582
Quanta Computer Inc.[2]	5,140,910	12,153
TE Connectivity Ltd.	300,000	11,136
International Business Machines Corp.	50,000	9,577
ASM Pacific Technology Ltd.[2]	737,000	9,047
Oracle Corp.	230,000	7,664
Avago Technologies Ltd.	222,000	7,028
Nintendo Co., Ltd.[2]	60,000	6,402
Rackspace Hosting, Inc.[1]	65,000	4,828
salesforce.com, inc.[1]	28,000	4,707
Microsoft Corp.	150,000	4,009
		186,852

MATERIALS — 9.07%
Newmont Mining Corp.	800,000	37,152
Yamana Gold Inc.	2,000,000	34,402
Barrick Gold Corp.	650,000	22,756
Nucor Corp.	370,000	15,977
Dow Chemical Co.	445,000	14,382
Impala Platinum Holdings Ltd.[2]	685,648	13,844
BASF SE2	143,300	13,469
PT Semen Gresik (Persero) Tbk[2]	6,991,000	11,517
Cliffs Natural Resources Inc.	241,200	9,301
Fletcher Building Ltd.[2]	550,000	3,849
Praxair, Inc.	30,000	3,284
Ambuja Cements Ltd.[2]	830,000	3,060
		182,993

INDUSTRIALS — 8.58%
Meggitt PLC[2]	3,480,500	21,697
United Continental Holdings, Inc.[1]	900,000	21,042
Lockheed Martin Corp.	200,000	18,458
Schneider Electric SA2	184,242	13,741
Geberit AG2	60,000	13,283
Kubota Corp.[2]	1,090,000	12,519
United Technologies Corp.	140,000	11,481
Parker-Hannifin Corp.	110,000	9,357
Siemens AG2	85,000	9,239
Vallourec SA2	160,000	8,350
Iron Mountain Inc.	268,595	8,340
Rickmers Maritime[2,4]	27,420,000	7,761
Emerson Electric Co.	140,000	7,414
General Electric Co.	255,000	5,352
Ryanair Holdings PLC (ADR)	145,000	4,971
		173,005

HEALTH CARE — 8.43%
Merck & Co., Inc.	1,694,544	$ 69,375
Novartis AG2	303,000	19,183
Sonic Healthcare Ltd.[2]	1,294,329	18,074
Takeda Pharmaceutical Co. Ltd.[2]	300,000	13,407
Vertex Pharmaceuticals Inc.[1]	238,877	10,018
Eli Lilly and Co.	200,000	9,864
Novo Nordisk A/S, Class B2	58,000	9,473
UnitedHealth Group Inc.	115,000	6,238
Johnson & Johnson	75,000	5,257
Pfizer Inc	200,000	5,016
AstraZeneca PLC (United Kingdom)[2]	85,000	4,018
		169,923

CONSUMER STAPLES — 8.22%
Unilever NV, depository receipts[2]	705,000	26,602
Mondelez International, Inc.	550,000	14,009
Anheuser-Busch InBev NV2	152,500	13,327
Pernod Ricard SA2	112,200	13,193
Sysco Corp.	395,000	12,506
British American Tobacco PLC[2]	206,500	10,463
Philip Morris International Inc.	125,000	10,455
Coca-Cola Amatil Ltd.[2]	729,801	10,261
PepsiCo, Inc.	145,000	9,922
Nestlé SA2	150,000	9,776
Kimberly-Clark Corp.	110,000	9,287
Kraft Foods Group, Inc.	183,333	8,336
Shoprite Holdings Ltd.[2]	259,400	6,305
Altria Group, Inc.	150,000	4,713
Coca-Cola Hellenic Bottling Co. SA2	165,000	3,904
Avon Products, Inc.	190,000	2,728
		165,787

ENERGY — 5.93%
Royal Dutch Shell PLC, Class B (ADR)	225,000	15,950
Royal Dutch Shell PLC, Class A (ADR)	145,000	9,998
Kinder Morgan, Inc.	550,000	19,432
Coal India Ltd.[2]	2,300,000	14,889
TOTAL SA2	225,000	11,646
Chevron Corp.	107,300	11,603
Crescent Point Energy Corp.	301,400	11,399
Peyto Exploration & Development Corp.	400,000	9,245
Enbridge Inc.	151,062	6,533
Oil Search Ltd.[2]	762,137	5,601
Cairn India Ltd.[2]	574,000	3,361
		119,657

TELECOMMUNICATION SERVICES — 5.59%
MTN Group Ltd.[2]	1,630,000	34,260
TalkTalk Telecom Group PLC[2]	5,691,100	22,043
AT&T Inc.	525,000	17,698
Verizon Communications Inc.	302,500	13,089
Taiwan Mobile Co., Ltd.[2]	2,499,000	9,234
Total Access Communication PCL[2]	3,050,000	8,836
Bell Aliant Inc.	200,000	5,292
HKT Trust, units[2]	2,350,000	2,306
		112,758

UTILITIES — 3.59%
Power Assets Holdings Ltd.[2]	2,250,000	$ 19,283
Exelon Corp.	500,000	14,870
National Grid PLC[2]	1,236,680	14,165
GDF SUEZ[2]	500,000	10,302
DUET Group[2]	4,698,650	10,210
PG&E Corp.	90,500	3,636
		72,466

Total common stocks (cost: $1,564,395,000)		1,929,934

	Shares or
Convertible securities — 0.75%	principal amount

MATERIALS — 0.42%
Alcoa Inc. 5.25% convertible notes 2014	$6,000,000	8,621

CONSUMER STAPLES — 0.26%
Shoprite Holdings Ltd., 6.50% convertible notes 2017	ZAR33,944,500	5,208

CONSUMER DISCRETIONARY — 0.05%
MGM Resorts International 4.25% convertible notes 2015	$939,000	996

FINANCIALS — 0.02%
First Southern Bancorp, Inc., Series C, convertible preferred[2,3]	209	360

Total convertible securities (cost: $11,667,000)		15,185

	Principal amount
Bonds, notes & other debt instruments — 1.33%	(000)

FINANCIALS — 0.58%
Zions Bancorporation 5.65% 2014	$1,310	1,359
Zions Bancorporation 5.50% 2015	5,880	6,102
Zions Bancorporation 6.00% 2015	3,955	4,186
		11,647

TELECOMMUNICATION SERVICES — 0.44%
Digicel Group Ltd. 12.00% 2014[5]	8,225	8,945

CONSUMER DISCRETIONARY — 0.31%
Royal Caribbean Cruises Ltd. 11.875% 2015	5,100	6,196

Total bonds, notes & other debt instruments (cost: $21,689,000)		26,788

	Principal amount	Value
Short-term securities — 2.13%	(000)	(000)

Fannie Mae 0.14% due 1/3/2013	$10,900	$ 10,900
Variable Funding Capital Company LLC 0.15% due 1/25/2013[5]	10,600	10,599
Bank of Nova Scotia 0.02% due 1/2/2013	10,500	10,500
Victory Receivables Corp. 0.20% due 1/18/2013[5]	7,400	7,399
Freddie Mac 0.14% due 1/9/2013	3,500	3,500

Total short-term securities (cost: $42,898,000)		42,898

Total investment securities (cost: $1,640,649,000)		2,014,805
Other assets less liabilities		2,170

Net assets		$2,016,975

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $830,971,000, which represented 41.20% of the net assets of the fund. This amount includes $830,042,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

First Southern Bancorp, Inc.	12/17/2009	$2,580	$569.03%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	209	360.02
Total restricted securities		$2,789	$929.05%

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $26,943,000, which represented 1.34% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

ZAR = South African rand

Growth-Income FundSM
Investment portfolio

December 31, 2012

		Value
Common stocks — 88.91%	Shares	(000)

CONSUMER DISCRETIONARY — 13.96%
Comcast Corp., Class A	9,857,507	$ 368,474
Comcast Corp., Class A, special nonvoting shares	1,000,000	35,950
Home Depot, Inc.	6,375,000	394,294
Amazon.com, Inc.[1]	1,490,000	374,199
Time Warner Inc.	5,856,667	280,124
Time Warner Cable Inc.	2,747,671	267,046
News Corp., Class A	10,062,700	257,001
General Motors Co.[1]	7,796,330	224,768
Mattel, Inc.	5,800,000	212,396
Royal Caribbean Cruises Ltd.	4,320,000	146,880
Carnival Corp., units	3,030,000	111,413
Melco Crown Entertainment Ltd. (ADR)[1]	6,000,000	101,040
Garmin Ltd.	2,400,000	97,968
DIRECTV[1]	1,310,000	65,710
Fiat SpA[1,2]	12,000,000	60,614
Daily Mail and General Trust PLC, Class A, nonvoting[2]	6,400,000	57,453
D.R. Horton, Inc.	2,900,000	57,362
Virgin Media Inc.	1,392,300	51,167
NIKE, Inc., Class B	808,360	41,711
Nordstrom, Inc.	600,000	32,100
WPP PLC[2]	1,460,000	21,224
		3,258,894

INFORMATION TECHNOLOGY — 13.72%
Microsoft Corp.	19,650,000	525,244
Oracle Corp.	12,635,000	420,998
Texas Instruments Inc.	11,083,559	342,925
Google Inc., Class A1	472,700	335,319
Apple Inc.	435,000	231,868
Yahoo! Inc.[1]	9,860,000	196,214
Computer Sciences Corp.	4,540,000	181,827
Intel Corp.	6,000,000	123,780
Intuit Inc.	1,815,000	107,992
Autodesk, Inc.[1]	2,500,000	88,375
Linear Technology Corp.	2,350,000	80,605
Xilinx, Inc.	2,197,400	78,887
Accenture PLC, Class A	925,000	61,512
KLA-Tencor Corp.	1,250,000	59,700
Motorola Solutions, Inc.	994,642	55,382
Automatic Data Processing, Inc.	955,000	54,445
Adobe Systems Inc.[1]	1,370,000	51,622
Maxim Integrated Products, Inc.	1,120,000	32,928
Nokia Corp.[2]	7,105,000	27,941
Analog Devices, Inc.	650,000	$ 27,339
QUALCOMM Inc.	407,800	25,292
HOYA Corp.[2]	1,000,000	19,689
SAP AG2	239,500	19,186
Quanta Computer Inc.[2]	7,140,000	16,879
Rovi Corp.[1]	942,800	14,547
Nintendo Co., Ltd.[2]	75,000	8,003
Western Union Co.	400,000	5,444
First Solar, Inc.[1]	170,000	5,250
Comverse Technology, Inc.[1]	970,000	3,725
		3,202,918

HEALTH CARE — 13.56%
Gilead Sciences, Inc.[1]	7,701,000	565,638
Amgen Inc.	4,465,400	385,453
Abbott Laboratories	3,800,000	248,900
Alexion Pharmaceuticals, Inc.[1]	2,340,000	219,515
Edwards Lifesciences Corp.[1]	2,325,000	209,645
Illumina, Inc.[1]	3,384,400	188,139
Biogen Idec Inc.[1]	1,231,000	180,551
Merck & Co., Inc.	3,553,090	145,464
UnitedHealth Group Inc.	2,150,000	116,616
Hologic, Inc.[1]	5,661,300	113,396
Medtronic, Inc.	2,315,000	94,961
Forest Laboratories, Inc.[1]	2,400,000	84,768
Merck KGaA[2]	619,726	81,765
Pfizer Inc	3,255,000	81,635
Cardinal Health, Inc.	1,800,000	74,124
Aetna Inc.	1,462,000	67,691
GlaxoSmithKline PLC[2]	2,850,000	61,878
BioMarin Pharmaceutical Inc.[1]	1,146,000	56,441
Thermo Fisher Scientific Inc.	800,000	51,024
Bayer AG2	400,000	37,985
Boston Scientific Corp.[1]	5,900,000	33,807
Allergan, Inc.	325,000	29,812
Novartis AG2	365,000	23,109
Johnson & Johnson	200,000	14,020
		3,166,337

INDUSTRIALS — 10.31%
CSX Corp.	13,555,000	267,440
United Technologies Corp.	2,606,400	213,751
United Parcel Service, Inc., Class B	2,726,400	201,017
Precision Castparts Corp.	1,055,000	199,838
General Dynamics Corp.	2,707,000	187,514
Waste Management, Inc.	4,928,900	166,301
3M Co.	1,706,000	158,402
Union Pacific Corp.	885,600	111,338
Emerson Electric Co.	1,930,000	102,213
European Aeronautic Defence and Space Co. EADS NV2	2,207,413	86,516
Rockwell Automation	1,030,000	86,510
General Electric Co.	4,000,000	83,960
Avery Dennison Corp.	2,225,000	77,697
Norfolk Southern Corp.	1,109,687	68,623
Dover Corp.	1,000,000	65,710
Verisk Analytics, Inc., Class A1	1,200,000	61,200
Iron Mountain Inc.	1,835,742	57,000
Republic Services, Inc.	1,680,000	49,274
Textron Inc.	1,970,100	48,839
Southwest Airlines Co.	3,860,000	$ 39,526
United Continental Holdings, Inc.[1]	1,635,000	38,226
Lockheed Martin Corp.	400,000	36,916
		2,407,811

ENERGY — 9.23%
Royal Dutch Shell PLC, Class A (ADR)	3,250,000	224,087
Royal Dutch Shell PLC, Class B2	2,780,000	98,391
Royal Dutch Shell PLC, Class B (ADR)	1,000,000	70,890
Schlumberger Ltd.	4,690,000	324,970
EOG Resources, Inc.	2,313,353	279,430
Chevron Corp.	2,551,200	275,887
Apache Corp.	2,907,000	228,199
Baker Hughes Inc.	4,000,000	163,360
ConocoPhillips	2,423,360	140,530
BP PLC[2]	13,619,409	94,366
Devon Energy Corp.	1,693,000	88,104
Eni SpA[2]	1,967,000	48,525
Southwestern Energy Co.[1]	1,375,000	45,939
OJSC Gazprom (ADR)[2]	4,534,200	43,478
Canadian Natural Resources, Ltd.	990,000	28,505
		2,154,661

CONSUMER STAPLES — 6.47%
Philip Morris International Inc.	6,944,500	580,838
Coca-Cola Co.	5,635,400	204,283
CVS/Caremark Corp.	3,000,000	145,050
Altria Group, Inc.	3,665,000	115,154
Green Mountain Coffee Roasters, Inc.[1]	2,261,434	93,533
L’Oréal SA, non-registered shares[2]	645,000	90,100
PepsiCo, Inc.	1,218,419	83,376
Asahi Group Holdings, Ltd.[2]	3,400,000	72,070
Molson Coors Brewing Co., Class B	1,175,362	50,294
Mondelez International, Inc.	1,304,100	33,216
Unilever NV (New York registered)	651,500	24,953
Avon Products, Inc.	1,335,000	19,171
		1,512,038

FINANCIALS — 6.41%
Aon PLC, Class A	2,946,000	163,798
HSBC Holdings PLC (ADR)	1,538,570	81,652
HSBC Holdings PLC (Hong Kong)[2]	5,864,000	62,251
Citigroup Inc.	3,485,820	137,899
State Street Corp.	2,630,000	123,636
Prudential Financial, Inc.	2,100,000	111,993
Weyerhaeuser Co.[1]	3,784,541	105,286
Marsh & McLennan Companies, Inc.	2,789,100	96,140
JPMorgan Chase & Co.	2,000,000	87,940
Arthur J. Gallagher & Co.	2,061,301	71,424
Willis Group Holdings PLC	1,946,400	65,263
Principal Financial Group, Inc.	2,200,000	62,744
NYSE Euronext	1,860,000	58,664
First American Financial Corp.	2,220,705	53,497
Hudson City Bancorp, Inc.	6,491,600	52,777
Wells Fargo & Co.	1,500,000	51,270
UBS AG2	3,058,666	48,101
Bank of New York Mellon Corp.	1,574,605	40,467
Moody’s Corp.	447,458	22,516
WMI Holdings Corp.[1]	46,987	40
		1,497,358
MATERIALS — 6.03%
Dow Chemical Co.	12,259,100	$ 396,214
Celanese Corp., Series A	4,630,400	206,192
Air Products and Chemicals, Inc.	1,680,000	141,153
Monsanto Co.	1,100,000	104,115
Valspar Corp.	1,433,600	89,457
International Flavors & Fragrances Inc.	1,255,000	83,508
Freeport-McMoRan Copper & Gold Inc.	2,200,000	75,240
Mosaic Co.	1,202,000	68,069
Sealed Air Corp.	3,200,000	56,032
Praxair, Inc.	499,624	54,684
ArcelorMittal[2]	2,540,000	43,970
CRH PLC[2]	1,600,000	33,201
SSAB Svenskt Stål AB, Class A2	3,276,684	28,894
Barrick Gold Corp.	800,000	28,008
		1,408,737

TELECOMMUNICATION SERVICES — 4.27%
AT&T Inc.	7,425,000	250,297
Verizon Communications Inc.	4,653,900	201,374
Crown Castle International Corp.[1]	2,748,600	198,339
Sprint Nextel Corp., Series 1[1]	28,690,000	162,672
Telephone and Data Systems, Inc.	5,680,240	125,761
CenturyLink, Inc.	1,378,775	53,938
MetroPCS Communications, Inc.[1]	362,500	3,603
		995,984

UTILITIES — 0.92%
PG&E Corp.	2,364,000	94,985
Dominion Resources, Inc.	1,175,000	60,865
FirstEnergy Corp.	1,430,000	59,717
		215,567

MISCELLANEOUS — 4.03%
Other common stocks in initial period of acquisition		942,083

Total common stocks (cost: $15,335,198,000)		20,762,388

Preferred securities — 0.07%

FINANCIALS — 0.07%
First Niagara Financial Group, Inc., Series B, 8.625%	600,000	17,000

Total preferred securities (cost: $15,000,000)		17,000

Rights & warrants — 0.01%

CONSUMER DISCRETIONARY — 0.01%
General Motors Co., Series A, warrants, expire 2016[1]	79,175	1,544
General Motors Co., Series B, warrants, expire 2019[1]	79,175	989

Total rights & warrants (cost: $3,908,000)		2,533

	Shares or	Value
Convertible securities — 0.33%	principal amount	(000)

INDUSTRIALS — 0.11%
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$18,000,000	$ 26,055

CONSUMER DISCRETIONARY — 0.09%
General Motors Co., Series B, 4.75% convertible preferred 2013	465,095	20,525

FINANCIALS — 0.03%
Oriental Financial Group Inc., Series C, 8.75% noncumulative convertible preferred[3]	6,000	8,025

MISCELLANEOUS — 0.10%
Other convertible securities in initial period of acquisition		23,758

Total convertible securities (cost: $63,785,000)		78,363

	Principal amount
Bonds, notes & other debt instruments — 0.26%	(000)

FINANCIALS — 0.14%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[4]	$ 29,049	33,031

TELECOMMUNICATION SERVICES — 0.12%
Sprint Nextel Corp. 9.125% 2017	13,000	15,372
Sprint Nextel Corp. 11.50% 2021	8,325	11,353
		26,725

Total bonds, notes & other debt instruments (cost: $51,327,000)		59,756

Short-term securities — 10.15%

Freddie Mac 0.08%–0.19% due 1/22–5/20/2013	696,300	696,195
Fannie Mae 0.115%–0.17% due 1/14–5/29/2013	593,400	593,337
Federal Home Loan Bank 0.12%–0.165% due 1/4–6/19/2013	363,900	363,841
U.S. Treasury Bills 0.109%–0.155% due 1/24–5/16/2013	270,800	270,755
Private Export Funding Corp. 0.16%–0.27% due 2/1–5/2/2013[5]	100,250	100,205
Coca-Cola Co. 0.15%–0.26% due 1/14–1/25/2013[5]	91,600	91,594
John Deere Credit Ltd. 0.18% due 1/23–1/30/2013[5]	44,100	44,093
Variable Funding Capital Company LLC 0.14%–0.17% due 1/16–1/31/2013[5]	35,000	34,997
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/2–1/17/2013	34,600	34,599
Paccar Financial Corp. 0.13%–0.18% due 1/30–2/5/2013	32,275	32,269
Google Inc. 0.15% due 1/4/2013[5]	21,100	21,100
Federal Farm Credit Banks 0.17%–0.22% due 3/15–6/25/2013	21,100	21,094
Procter & Gamble Co. 0.15% due 1/22/2013[5]	20,000	19,999
Wal-Mart Stores, Inc. 0.10% due 1/24/2013[5]	20,000	19,999
Jupiter Securitization Co., LLC 0.19% due 2/25/2013[5]	9,600	9,597
Chariot Funding, LLC 0.16% due 1/3/2013[5]	5,300	5,300
Regents of the University of California 0.14% due 1/23/2013	10,000	9,999
NetJets Inc. 0.08% due 1/3/2013[5]	1,300	1,300

Total short-term securities (cost: $2,369,831,000)		2,370,273

		Value
		(000)

Total investment securities (cost: $17,839,049,000)		$23,290,313
Other assets less liabilities		62,218

Net assets		$23,352,531

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,286,123,000, which represented 5.51% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 6/28/2012 at a cost of $6,000,000) may be subject to legal or contractual restrictions on resale.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $348,184,000, which represented 1.49% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

International Growth and Income FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 86.67%	Shares	(000)

CONSUMER STAPLES — 16.03%
Philip Morris International Inc.	218,340	$18,262
British American Tobacco PLC[1]	338,600	17,157
Anheuser-Busch InBev NV1	64,500	5,637
Pernod Ricard SA1	34,400	4,045
Imperial Tobacco Group PLC[1]	87,600	3,383
Danone SA1	48,900	3,231
Nestlé SA1	49,550	3,229
Koninklijke Ahold NV1	197,000	2,617
Charoen Pokphand Foods PCL[1]	2,295,700	2,545
Svenska Cellulosa AB SCA, Class B1	106,800	2,338
SABMiller PLC[1]	45,100	2,123
Japan Tobacco Inc.[1]	71,600	2,017
Wesfarmers Ltd.[1]	43,150	1,665
Treasury Wine Estates Ltd.[1]	71,666	353
		68,602

FINANCIALS — 13.94%
Nordea Bank AB1	477,000	4,568
Link Real Estate Investment Trust[1]	845,000	4,226
Sberbank of Russia (ADR)[1]	218,500	2,716
Sberbank of Russia (GDR)[1,2]	116,832	1,452
Chongqing Rural Commercial Bank Co., Ltd., Class H1	7,195,000	4,005
BNP Paribas SA1	70,400	3,968
Prudential PLC[1]	249,750	3,485
Japan Real Estate Investment Corp.[1]	316	3,100
Axis Bank Ltd.[1]	122,200	3,056
PT Bank Rakyat Indonesia (Persero) Tbk[1]	4,084,000	2,974
Mitsui Fudosan Co., Ltd.[1]	108,000	2,639
Credit Suisse Group AG1	102,500	2,572
Bank of China Ltd., Class H1	5,636,000	2,551
Investor AB, Class B1	93,600	2,455
Canadian Imperial Bank of Commerce (CIBC)	27,000	2,171
Barclays PLC[1]	490,000	2,116
Westfield Group[1]	189,500	2,091
Sun Life Financial Inc.	67,500	1,789
Royal Bank of Canada	28,500	1,716
Banco Santander, SA1,3	204,718	1,651
CapitaMall Trust[1]	922,000	1,616
Henderson Land Development Co. Ltd.[1]	215,000	1,531
Sampo Oyj, Class A1	22,100	715
Itaú Unibanco Holding SA, preferred nominative	30,200	492
		59,655

CONSUMER DISCRETIONARY — 11.54%
H & M Hennes & Mauritz AB, Class B1	122,400	$ 4,253
NEXT PLC[1]	52,700	3,253
Isuzu Motors Ltd.[1]	525,000	3,127
WPP PLC[1]	210,100	3,054
Swatch Group Ltd, non-registered shares[1]	5,660	2,913
Cie. Financière Richemont SA, Class A, non-registered shares[1]	34,700	2,775
Volkswagen AG, nonvoting preferred[1]	11,850	2,696
Li & Fung Ltd.[1]	1,471,000	2,643
Whitbread PLC[1]	62,500	2,492
Galaxy Entertainment Group Ltd.[1,3]	550,000	2,194
Bayerische Motoren Werke AG1	22,500	2,170
Crown Ltd.[1]	189,000	2,105
Golden Eagle Retail Group Ltd.[1]	837,000	2,087
Nissan Motor Co., Ltd.[1]	213,000	2,022
Renault SA1	35,408	1,953
William Hill PLC[1]	335,000	1,903
Virgin Media Inc.	45,700	1,679
adidas AG1	18,000	1,604
Daimler AG1	24,700	1,350
OPAP SA1	177,340	1,270
Toyota Motor Corp.[1]	19,100	891
Zhongsheng Group Holdings Ltd.[1]	502,000	767
Fiat SpA[1,3]	37,500	189
		49,390

TELECOMMUNICATION SERVICES — 9.53%
Ziggo NV1	205,654	6,647
Singapore Telecommunications Ltd.[1]	2,222,000	6,043
SOFTBANK CORP.[1]	159,700	5,844
China Communications Services Corp. Ltd., Class H1	7,054,800	4,099
TeliaSonera AB1	587,000	3,998
OJSC Mobile TeleSystems (ADR)	199,200	3,715
Vodafone Group PLC[1]	836,500	2,104
Advanced Info Service PCL[1]	230,000	1,582
PT XL Axiata Tbk[1]	2,450,000	1,455
Taiwan Mobile Co., Ltd.[1]	316,000	1,167
Turkcell Iletisim Hizmetleri AS1,3	155,000	1,003
Türk Telekomünikasyon AS, Class D1	252,400	980
TDC A/S1	137,000	971
Philippine Long Distance Telephone Co.[1]	12,200	753
Maxis Bhd.[1]	197,200	430
		40,791

UTILITIES — 9.21%
National Grid PLC[1]	756,265	8,663
SSE PLC[1]	350,350	8,097
GDF SUEZ[1]	357,099	7,358
PT Perusahaan Gas Negara (Persero) Tbk[1]	10,741,500	5,141
Power Assets Holdings Ltd.[1]	482,500	4,135
ENN Energy Holdings Ltd.[1]	810,000	3,541
EDP — Energias de Portugal, SA1	823,172	2,474
		39,409

INDUSTRIALS — 7.00%
Jardine Matheson Holdings Ltd.[1]	115,700	7,196
VINCI SA1	94,300	4,488
AB Volvo, Class B1	249,800	3,445
ASSA ABLOY AB, Class B1	89,900	3,385
Legrand SA1	55,000	2,321
Capita PLC[1]	183,000	$ 2,266
Bunzl PLC[1]	115,352	1,883
Hutchison Whampoa Ltd.[1]	164,000	1,740
BAE Systems PLC[1]	309,495	1,700
Schneider Electric SA1	7,228	539
Hutchison Port Holdings Trust[1]	668,000	532
Fiat Industrial SpA[1]	37,500	411
		29,906

HEALTH CARE — 6.18%
Novartis AG1	90,970	5,759
Fresenius SE & Co. KGaA[1]	37,000	4,258
Sonic Healthcare Ltd.[1]	294,475	4,112
Fresenius Medical Care AG & Co. KGaA[1]	43,100	2,978
GlaxoSmithKline PLC[1]	127,200	2,762
Mindray Medical International Ltd., Class A (ADR)	74,100	2,423
Getinge AB, Class B1	62,700	2,124
Novo Nordisk A/S, Class B1	12,500	2,042
		26,458

ENERGY — 5.19%
BP PLC[1]	1,592,651	11,035
BG Group PLC[1]	234,000	3,924
Royal Dutch Shell PLC, Class B1	75,000	2,654
Husky Energy Inc.	72,400	2,140
PTT PCL[1]	162,000	1,766
OJSC Gazprom (ADR)[1]	71,800	689
		22,208

INFORMATION TECHNOLOGY — 4.88%
TPK Holding Co., Ltd.[1]	237,000	4,233
Quanta Computer Inc.[1]	1,633,020	3,860
Samsung Electronics Co. Ltd.[1]	2,570	3,678
NetEase, Inc. (ADR)[3]	63,834	2,716
Baidu, Inc., Class A (ADR)[3]	23,050	2,312
Delta Electronics, Inc.[1]	555,760	2,051
Pegatron Corp.[1,3]	1,560,000	2,030
		20,880

MATERIALS — 3.15%
Nitto Denko Corp.[1]	80,900	3,980
Formosa Chemicals & Fibre Corp.[1]	924,000	2,395
Amcor Ltd.[1]	282,000	2,385
Akzo Nobel NV1	26,300	1,736
Ube Industries, Ltd.[1]	647,000	1,556
Syngenta AG1	2,710	1,093
Israel Chemicals Ltd.[1]	27,200	328
		13,473

MISCELLANEOUS — 0.02%
Other common stocks in initial period of acquisition		97

Total common stocks (cost: $331,110,000)		370,869

	Principal amount	Value
Bonds, notes & other debt instruments — 4.50%	(000)	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 1.30%
United Mexican States Government, Series M30, 10.00% 2036	MXN23,600	$ 2,644
Polish Government, Series 1021, 5.75% 2021	PLN6,190	2,325
Hungarian Government, Series 20A, 7.50% 2020	HUF118,480	590
		5,559

ENERGY — 1.10%
Gazprom OJSC 4.95% 2022[2]	$1,650	1,779
Gazprom OJSC, Series 9, 6.51% 2022	270	323
Gazprom OJSC 7.288% 2037	1,100	1,438
Reliance Holdings Ltd. 6.25% 2040	1,025	1,179
		4,719

TELECOMMUNICATION SERVICES — 1.02%
MTS International Funding Ltd. 8.625% 2020	2,105	2,665
MTS International Funding Ltd. 8.625% 2020[2]	119	151
América Móvil, SAB de CV 8.46% 2036	MXN18,100	1,549
		4,365

FINANCIALS — 0.68%
Westfield Group 4.625% 2021[2]	$ 2,385	2,673
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)[2,4]	200	236
		2,909

CONSUMER STAPLES — 0.40%
Marfrig Holdings (Europe) BV 8.375% 2018	2,000	1,715

Total bonds, notes & other debt instruments (cost: $17,382,000)		19,267

Short-term securities — 10.37%

U.S. Treasury Bills 0.128%–0.138% due 3/21–6/6/2013	15,900	15,897
Variable Funding Capital Corp. 0.17% due 1/23/2013[2]	10,000	9,999
Freddie Mac 0.15% due 5/21/2013	7,500	7,497
Bank of Nova Scotia 0.02% due 1/2/2013	4,700	4,700
Federal Home Loan Bank 0.152% due 4/1/2013	3,900	3,900
Toyota Credit Canada Inc. 0.14% due 1/18/2013	2,400	2,400

Total short-term securities (cost: $44,387,000)		44,393

Total investment securities (cost: $392,879,000)		434,529
Other assets less liabilities		(6,599)

Net assets		$427,930

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” was $331,454,000, which represented 77.46% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,290,000, which represented 3.81% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.
[4]	Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

HUF = Hungarian forints

MXN = Mexican pesos

PLN = Polish zloty

Asset Allocation FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 71.56%	Shares	(000)

CONSUMER DISCRETIONARY — 10.98%
Comcast Corp., Class A	7,500,000	$ 280,350
Home Depot, Inc.	3,950,000	244,308
VF Corp.	700,000	105,679
General Motors Co.[1]	3,500,000	100,905
Amazon.com, Inc.[1]	400,000	100,456
DIRECTV[1]	1,850,000	92,796
SES SA, Class A (FDR)[2]	3,000,000	86,786
Naspers Ltd., Class N2	1,100,000	70,678
Toyota Motor Corp.[2]	1,400,000	65,347
Gentex Corp.	3,200,000	60,224
Johnson Controls, Inc.	1,750,000	53,725
NIKE, Inc., Class B	1,040,000	53,664
Virgin Media Inc.	1,350,000	49,613
Cooper-Standard Holdings Inc.[1]	123,234	4,436
		1,368,967

FINANCIALS — 10.58%
ACE Ltd.	2,320,000	185,136
Goldman Sachs Group, Inc.	1,450,000	184,962
American Express Co.	2,600,000	149,448
American Tower Corp.	1,700,000	131,359
JPMorgan Chase & Co.	2,500,000	109,925
Citigroup Inc.	2,750,000	108,790
Bank of America Corp.	8,000,000	92,800
Allstate Corp.	1,900,000	76,323
Progressive Corp.[1]	2,950,000	62,245
HDFC Bank Ltd. (ADR)	1,500,000	61,080
Moody’s Corp.	1,200,000	60,384
Marsh & McLennan Companies, Inc.	1,740,000	59,978
T. Rowe Price Group, Inc.	550,000	35,821
		1,318,251

HEALTH CARE — 9.79%
Gilead Sciences, Inc.[1]	3,450,000	253,402
Merck & Co., Inc.	5,900,000	241,546
Baxter International Inc.	2,360,000	157,318
Johnson & Johnson	2,175,000	152,467
Cardinal Health, Inc.	3,340,000	137,541
Bristol-Myers Squibb Co.	3,600,000	117,324
UnitedHealth Group Inc.	1,500,000	81,360
Teva Pharmaceutical Industries Ltd. (ADR)	1,170,000	43,688
Incyte Corp.[1]	2,160,000	35,878
		1,220,524

ENERGY — 8.71%
Kinder Morgan, Inc.	7,140,000	$ 252,256
Chevron Corp.	1,825,000	197,356
Noble Energy, Inc.	800,000	81,392
Technip SA2	650,000	74,834
Suncor Energy Inc.	2,150,000	70,701
Denbury Resources Inc.[1]	4,000,000	64,800
Concho Resources Inc.[1]	795,000	64,045
Transocean Ltd.	1,400,000	62,510
Core Laboratories NV	500,000	54,655
Tenaris SA (ADR)	1,300,000	54,496
Rosetta Resources Inc.[1]	1,200,000	54,432
Royal Dutch Shell PLC, Class B (ADR)	760,000	53,876
		1,085,353

INFORMATION TECHNOLOGY — 8.24%
Oracle Corp.	6,800,000	226,576
Microsoft Corp.	6,200,000	165,726
ASML Holding NV (New York registered)	1,732,500	111,591
Texas Instruments Inc.	3,500,000	108,290
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,270,000	107,593
VeriSign, Inc.[1]	2,000,000	77,640
Corning Inc.	6,000,000	75,720
Autodesk, Inc.[1]	2,000,000	70,700
Google Inc., Class A1	60,000	42,562
Apple Inc.	75,000	39,977
		1,026,375

INDUSTRIALS — 7.37%
Boeing Co.	2,400,000	180,864
Lockheed Martin Corp.	1,815,000	167,506
General Electric Co.	5,300,000	111,247
Canadian Pacific Railway Ltd.	900,000	91,294
Parker-Hannifin Corp.	1,000,000	85,060
Rockwell Collins, Inc.	1,180,000	68,641
Danaher Corp.	1,220,000	68,198
Emerson Electric Co.	1,200,000	63,552
C.H. Robinson Worldwide, Inc.	710,000	44,886
Cummins Inc.	330,000	35,755
Nortek, Inc.[1]	16,450	1,090
Atrium Corp.[1,2,3]	535	19
		918,112

MATERIALS — 5.28%
FMC Corp.	2,500,000	146,300
Sealed Air Corp.	5,000,000	87,550
LyondellBasell Industries NV, Class A	1,500,000	85,635
Dow Chemical Co.	2,500,000	80,800
Monsanto Co.	800,000	75,720
Sigma-Aldrich Corp.	840,000	61,807
Nucor Corp.	1,250,000	53,975
Potash Corp. of Saskatchewan Inc.	1,000,000	40,690
Barrick Gold Corp.	660,000	23,107
NewPage Holdings, Inc.[1,2,4]	21,920	2,383
		657,967

CONSUMER STAPLES — 4.67%
Nestlé SA (ADR)	1,250,000	81,462
Nestlé SA2	830,000	54,095
Unilever NV (New York registered)	3,445,000	131,944
Wal-Mart Stores, Inc.	1,725,000	$ 117,697
Coca-Cola Co.	2,000,000	72,500
Procter & Gamble Co.	770,000	52,275
Colgate-Palmolive Co.	460,000	48,088
Philip Morris International Inc.	290,000	24,256
		582,317

UTILITIES — 2.20%
Edison International	1,980,000	89,476
PG&E Corp.	1,910,000	76,744
Exelon Corp.	2,120,000	63,049
FirstEnergy Corp.	1,065,000	44,474
		273,743

TELECOMMUNICATION SERVICES — 1.34%
SOFTBANK CORP.[2]	2,950,000	107,946
AT&T Inc.	1,750,000	58,992
		166,938

MISCELLANEOUS — 2.40%
Other common stocks in initial period of acquisition		299,250

Total common stocks (cost: $6,823,836,000)		8,917,797

Rights & warrants — 0.01%

CONSUMER DISCRETIONARY — 0.01%
Cooper-Standard Holdings Inc., warrants, expire 2017[1]	38,220	440
Revel Holdings, Inc., warrants, expire 2021[1,2,3]	3,475	261

Total rights & warrants (cost: $432,000)		701

Convertible securities — 0.02%

CONSUMER DISCRETIONARY — 0.02%
Cooper-Standard Holdings Inc. 7.00% convertible preferred[2,3]	19,937	3,136

Total convertible securities (cost: $1,973,000)		3,136

	Principal amount
Bonds, notes & other debt instruments — 20.88%	(000)

U.S. TREASURY BONDS & NOTES — 6.74%
U.S. TREASURY — 6.17%
U.S. Treasury 0.75% 2013	$72,875	73,184
U.S. Treasury 1.125% 2013	48,167	48,386
U.S. Treasury 1.375% 2013	89,458	89,877
U.S. Treasury 1.50% 2013	40,000	40,523
U.S. Treasury 2.75% 2013	3,190	3,258
U.S. Treasury 1.875% 2014	54,845	56,052
U.S. Treasury 2.625% 2014	7,625	7,898
U.S. Treasury 1.50% 2016	68,000	70,481
U.S. Treasury 1.75% 2016	22,500	23,502
U.S. Treasury 2.00% 2016	10,500	11,020
U.S. Treasury 7.25% 2016	2,000	2,456
U.S. Treasury 2.625% 2018	$34,000	$ 37,233
U.S. Treasury 3.50% 2018	52,630	59,907
U.S. Treasury 6.25% 2023	44,235	63,363
U.S. Treasury 6.625% 2027	35,000	53,761
U.S. Treasury 4.375% 2039	11,000	14,261
U.S. Treasury 4.625% 2040	7,000	9,425
U.S. Treasury 3.75% 2041	30,000	35,133
U.S. Treasury 4.75% 2041	50,000	68,691
		768,411

U.S. TREASURY INFLATION-PROTECTED SECURITIES[5] — 0.57%
U.S. Treasury Inflation-Protected Security 1.875% 2013	8,363	8,502
U.S. Treasury Inflation-Protected Security 1.875% 2015	24,231	26,426
U.S. Treasury Inflation-Protected Security 0.125% 2017	10,184	10,905
U.S. Treasury Inflation-Protected Security 0.125% 2022	19,112	20,745
U.S. Treasury Inflation-Protected Security 0.75% 2042	4,095	4,487
		71,065

Total U.S. Treasury bonds & notes		839,476

MORTGAGE-BACKED OBLIGATIONS[7] — 5.75%
Fannie Mae 6.00% 2021	141	158
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022	4,500	4,519
Fannie Mae, Series 2012-M14, Class A2, multifamily 2.301% 2022[6]	2,145	2,156
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022	5,242	5,362
Fannie Mae, Series 2012-M5, Class A2, multifamily 2.715% 2022	4,000	4,200
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	223	224
Fannie Mae 3.50% 2025	10,112	10,736
Fannie Mae 6.00% 2026	1,272	1,419
Fannie Mae 2.50% 2028	47,000	49,159
Fannie Mae 3.00% 2028	21,500	22,699
Fannie Mae 3.50% 2028	12,000	12,733
Fannie Mae 5.50% 2033	2,403	2,633
Fannie Mae 5.50% 2033	1,594	1,746
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	438	400
Fannie Mae 5.50% 2036	3,127	3,422
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	1,268	1,429
Fannie Mae 5.50% 2037	1,349	1,483
Fannie Mae 5.50% 2037	1,149	1,249
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	285	316
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	154	171
Fannie Mae 6.00% 2037	10,355	11,389
Fannie Mae 6.00% 2037	190	208
Fannie Mae 6.00% 2038	30,006	32,837
Fannie Mae 6.00% 2038	8,839	9,670
Fannie Mae 6.00% 2038	7,334	8,025
Fannie Mae 6.00% 2038	775	847
Fannie Mae 6.00% 2038	389	425
Fannie Mae 6.00% 2038	370	406
Fannie Mae 6.00% 2039	9	10
Fannie Mae 3.50% 2040	16,676	17,799
Fannie Mae 4.00% 2040	5,810	6,386
Fannie Mae 4.184% 2040[6]	1,209	1,288
Fannie Mae 4.50% 2040	22,536	24,429
Fannie Mae 4.50% 2040	1,741	1,887
Fannie Mae 4.50% 2040	890	964
Fannie Mae 6.00% 2040	3,688	4,026
Fannie Mae 3.50% 2041	$ 8,299	$ 8,858
Fannie Mae 4.00% 2041	15,884	17,050
Fannie Mae 4.00% 2041	13,136	14,100
Fannie Mae 4.50% 2041	19,129	20,772
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	396	461
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	101	121
Fannie Mae 3.00% 2042	63,882	67,024
Fannie Mae 3.50% 2043	40,483	43,173
Fannie Mae 4.50% 2043	70,000	75,636
Fannie Mae 5.50% 2043	4,530	4,922
Fannie Mae 6.00% 2043	45,158	49,328
Fannie Mae 7.00% 2047	688	769
Fannie Mae 7.00% 2047	466	521
Fannie Mae 7.00% 2047	20	22
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	5,000	5,096
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	3,837	3,942
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	2,820	2,940
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022	4,000	4,061
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	4,500	4,544
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	3,680	3,741
Freddie Mac 5.00% 2023	913	985
Freddie Mac 6.00% 2026	3,451	3,850
Freddie Mac 4.50% 2029	962	1,038
Freddie Mac 4.50% 2029	947	1,021
Freddie Mac 4.50% 2029	936	1,009
Freddie Mac, Series T-041, Class 3-A, 6.801% 2032[6]	576	662
Freddie Mac, Series 3233, Class PA, 6.00% 2036	2,825	3,171
Freddie Mac, Series 3312, Class PA, 5.50% 2037	2,800	3,099
Freddie Mac 5.00% 2038	7,576	8,150
Freddie Mac 6.50% 2038	1,224	1,393
Freddie Mac 4.50% 2039	955	1,025
Freddie Mac 5.00% 2040	7,824	8,493
Freddie Mac 4.00% 2041	19,631	20,981
Freddie Mac 4.00% 2041	3,600	3,847
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.291% 2037[6]	3,163	3,218
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[3]	5,625	6,055
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	7,000	7,604
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.728% 2049[6]	8,543	10,060
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	166	166
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.867% 2038[6]	3,000	3,453
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	10,000	11,556
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.685% 2049[6]	9,100	10,581
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.219% 2044[6]	2,250	2,502
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	5,750	6,606
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	3,125	3,187
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[3]	2,125	2,197
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3]	1,875	1,924
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.307% 2045[6]	5,000	5,027
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	3,826	3,918
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,324	2,462
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	2,188	2,209
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	961	993
		716,333

HEALTH CARE — 1.30%
inVentiv Health Inc. 9.00% 2018[3]	3,350	3,392
inVentiv Health Inc. 10.00% 2018[3]	4,802	4,190
inVentiv Health Inc. 10.25% 2018[3]	11,260	9,824
Kinetic Concepts, Inc. 10.50% 2018[3]	6,330	6,670
Kinetic Concepts, Inc. 12.50% 2019[3]	$4,600	$ 4,422
GlaxoSmithKline Capital Inc. 4.85% 2013	6,825	6,940
GlaxoSmithKline Capital Inc. 1.50% 2017	4,000	4,061
PTS Acquisition Corp. 9.50% 2015[8]	3,053	3,130
PTS Acquisition Corp. 9.75% 2017	€ 5,495	7,561
Quintiles, Term Loan B-2, 4.50% 2018[6,7,9]	$10,567	10,567
Rotech Healthcare Inc. 10.75% 2015	5,190	5,203
Rotech Healthcare Inc. 10.50% 2018	6,675	4,506
Bausch & Lomb Inc. 9.875% 2015	6,677	6,911
Elan Finance PLC and Elan Finance Corp. 6.25% 2019[3]	6,250	6,563
VPI Escrow Corp. 6.375% 2020[3]	5,875	6,330
Novartis Capital Corp. 2.90% 2015	6,000	6,311
Surgical Care Affiliates, Inc. 8.875% 2015[3]	5,870	6,031
Surgical Care Affiliates, Inc. 10.00% 2017[3]	135	142
Express Scripts Inc. 3.125% 2016	5,000	5,274
AbbVie Inc. 4.40% 2042[3]	4,930	5,247
Cardinal Health, Inc. 5.80% 2016	4,500	5,218
Gilead Sciences, Inc. 3.05% 2016	4,300	4,608
VWR Funding, Inc. 7.25% 2017[3]	4,175	4,405
Centene Corp. 5.75% 2017	3,945	4,261
Symbion Inc. 8.00% 2016	4,000	4,140
Patheon Inc., Term Loan B1, 7.25% 2018[6,7,9]	4,000	3,982
Grifols Inc. 8.25% 2018	3,260	3,606
Boston Scientific Corp. 6.00% 2020	3,000	3,502
Multiplan Inc. 9.875% 2018[3]	2,930	3,282
Merge Healthcare Inc 11.75% 2015	3,020	3,258
Alkermes Inc., Term Loan B, 4.50% 2019[6,7,9]	2,793	2,826
Amgen Inc. 2.50% 2016	2,475	2,602
Biogen Idec Inc. 6.00% 2013	2,560	2,582
INC Research LLC 11.50% 2019[3]	445	463
		162,010

INDUSTRIALS — 1.18%
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 2013[6,7,9]	4,243	4,308
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.211% 2014[6,7,9]	554	300
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 2014[6,7,9]	25,059	13,594
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 2014[6,7,9]	4,460	2,520
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017[10]	905	1
CEVA Group PLC 11.625% 2016[3]	450	465
CEVA Group PLC 8.375% 2017[3]	2,025	2,015
CEVA Group PLC 11.50% 2018[3]	12,355	10,440
CEVA Group PLC 12.75% 2020[3]	8,450	6,359
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	15,570	15,881
Ply Gem Industries, Inc. 9.375% 2017[3]	2,400	2,562
Ply Gem Industries, Inc. 8.25% 2018	11,180	12,130
Nortek Inc. 10.00% 2018	4,800	5,364
Nortek Inc. 8.50% 2021	4,320	4,817
General Electric Capital Corp. 3.15% 2022	3,000	3,068
General Electric Co. 4.125% 2042	5,000	5,149
JELD-WEN Escrow Corp. 12.25% 2017[3]	6,000	6,960
Euramax International, Inc. 9.50% 2016	6,965	6,530
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	4,370	4,119
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,705	2,367
DAE Aviation Holdings, Inc. 11.25% 2015[3]	5,677	5,860
Union Pacific Corp. 5.75% 2017	830	996
Union Pacific Corp. 5.70% 2018	3,205	3,893
US Investigations Services, Inc. 10.50% 2015[3]	3,600	3,168
US Investigations Services, Inc. 11.75% 2016[3]	1,735	1,310
Burlington Northern Santa Fe LLC 7.00% 2014	$ 1,945	$ 2,077
Burlington Northern Santa Fe LLC 4.10% 2021	2,000	2,233
Norfolk Southern Corp. 5.75% 2016	2,255	2,567
Norfolk Southern Corp. 5.75% 2018	1,075	1,285
Norfolk Southern Corp. 4.837% 2041	67	75
Atlas Copco AB 5.60% 2017[3]	2,750	3,223
Volvo Treasury AB 5.95% 2015[3]	2,205	2,408
United Technologies Corp. 1.80% 2017	2,110	2,173
R.R. Donnelley & Sons Co. 6.125% 2017	675	656
R.R. Donnelley & Sons Co. 7.25% 2018	1,400	1,358
Northwest Airlines, Inc., Term Loan B, 3.81% 2013[6,7,9]	326	322
Northwest Airlines, Inc., Term Loan A, 2.06% 2018[6,7,9]	1,585	1,490
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[7]	159	164
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[7]	10	11
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[3,7]	54	55
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[7]	692	740
		145,013

FINANCIALS — 1.13%
Realogy Corp., Term Loan B, 4.461% 2016[6,7,9]	12,040	12,092
Realogy Corp., Letter of Credit, 4.461% 2016[6,7,9]	914	918
Springleaf Finance Corp., Term Loan B, 5.50% 2017[6,7,9]	12,905	12,853
International Lease Finance Corp. 4.875% 2015	10,735	11,152
CIT Group Inc., Series C, 4.75% 2015[3]	4,570	4,776
CIT Group Inc. 5.00% 2017	5,700	6,071
Hospitality Properties Trust 6.30% 2016	3,000	3,310
Hospitality Properties Trust 6.70% 2018	4,415	5,072
iStar Financial Inc., Term Loan B, 5.75% 2017[6,7,9]	5,109	5,173
iStar Financial Inc., Series B, 9.00% 2017	2,330	2,551
Bank of America Corp. 5.75% 2017	3,100	3,616
Bank of America Corp. 5.00% 2021	3,000	3,428
JPMorgan Chase & Co. 3.45% 2016	3,500	3,719
JPMorgan Chase & Co. 3.25% 2022	3,000	3,092
American International Group, Inc. 3.00% 2015	6,500	6,767
Kimco Realty Corp. 6.875% 2019	5,375	6,643
Prologis, Inc. 7.375% 2019	5,055	6,271
Murray Street Investment Trust I 4.647% 2017	5,000	5,412
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	1,025	1,099
Westfield Group 5.70% 2016[3]	3,700	4,228
Simon Property Group, LP 5.875% 2017	1,500	1,777
Simon Property Group, LP 10.35% 2019	2,000	2,862
Barclays Bank PLC 2.50% 2013	1,875	1,877
Barclays Bank PLC 5.125% 2020	2,000	2,279
Monumental Global Funding III 0.54% 2014[3,6]	4,000	3,997
American Tower Corp. 4.625% 2015	3,595	3,823
BNP Paribas 5.00% 2021	3,250	3,653
Bank of Nova Scotia 2.55% 2017	3,000	3,159
Toronto-Dominion Bank 2.375% 2016	3,000	3,154
Developers Diversified Realty Corp. 7.50% 2017	2,500	3,001
Lazard Group LLC 7.125% 2015	2,585	2,875
		140,700

TELECOMMUNICATION SERVICES — 1.00%
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 2015[3]	12,895	13,926
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[3]	8,195	8,851
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[3]	7,055	8,360
Wind Acquisition SA 11.75% 2017[3]	11,740	12,356
Wind Acquisition SA 7.25% 2018[3]	3,875	3,943
Wind Acquisition SA 7.375% 2018	€2,835	3,812
Sprint Nextel Corp. 8.375% 2017	$ 1,250	$ 1,459
Sprint Nextel Corp. 9.125% 2017	2,750	3,252
Sprint Nextel Corp. 7.00% 2020	4,000	4,390
Sprint Nextel Corp. 11.50% 2021	3,700	5,046
Cricket Communications, Inc. 7.75% 2016	8,115	8,632
Cricket Communications, Inc. 7.75% 2020	875	897
Vodafone Group PLC, Term Loan B, 6.875% 2015[7,8,9]	5,981	6,175
Vodafone Group PLC, Term Loan B, 6.25% 2016[2,7,8,9]	2,191	2,263
LightSquared, Term Loan B, 12.00% 2014[7,8,9,10]	8,325	7,097
Trilogy International Partners, LLC, 10.25% 2016[3]	8,000	7,080
Deutsche Telekom International Finance BV 9.25% 2032	3,870	6,186
Deutsche Telekom International Finance BV 4.875% 2042[3]	200	214
Telecom Italia Capital SA, Series B, 5.25% 2013	2,200	2,266
Telecom Italia Capital SA 6.999% 2018	1,000	1,148
Telecom Italia Capital SA 7.175% 2019	2,000	2,331
France Télécom 4.125% 2021	5,000	5,514
SBC Communications Inc. 5.10% 2014	1,125	1,209
AT&T Inc. 4.30% 2042[3]	4,000	4,021
Verizon Communications Inc. 4.75% 2041	1,275	1,448
Verizon Communications Inc. 6.00% 2041	975	1,274
Telefónica Emisiones, SAU 5.134% 2020	2,075	2,186
		125,336

CONSUMER DISCRETIONARY — 0.86%
MGM Resorts International 5.875% 2014	11,965	12,503
MGM Resorts International 8.625% 2019[3]	5,200	5,824
MGM Resorts International 6.625% 2021	1,325	1,327
Boyd Gaming Corp. 6.75% 2014	1,960	1,960
Boyd Gaming Corp. 7.125% 2016	3,570	3,516
Boyd Gaming Corp. 9.125% 2018	5,945	6,094
Comcast Corp. 5.65% 2035	1,750	2,055
Comcast Corp. 6.95% 2037	5,125	6,956
Time Warner Cable Inc. 6.75% 2018	3,345	4,182
Time Warner Cable Inc. 8.75% 2019	180	243
Time Warner Cable Inc. 5.00% 2020	3,000	3,495
Caesars Entertainment Operating Co. 11.25% 2017	5,000	5,381
Caesars Entertainment Operating Co. 9.00% 2020[3]	2,450	2,462
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	7,000	7,525
Toys “R” Us-Delaware, Inc. 7.375% 2016[3]	6,640	6,823
Revel Entertainment, Term Loan B, 9.00% 2017[6,7,9]	10,913	5,693
Revel AC, Inc. 12.00% 2018[8]	8,350	764
DaimlerChrysler North America Holding Corp. 2.40% 2017[3]	6,000	6,172
Neiman Marcus Group, Inc., Term Loan B, 4.75% 2018[6,7,9]	5,285	5,302
Volkswagen International Finance NV 2.375% 2017[3]	5,000	5,153
Univision Communications Inc., Term Loan B, 4.462% 2017[6,7,9]	4,197	4,136
Time Warner Inc. 6.25% 2041	2,500	3,090
Staples, Inc. 9.75% 2014	2,500	2,719
Laureate Education, Inc. 9.25% 2019[3]	1,875	1,969
Thomson Reuters Corp. 5.95% 2013	1,575	1,620
Thomson Reuters Corp. 6.50% 2018	140	175
		107,139

ENERGY — 0.70%
Woodside Finance Ltd. 4.60% 2021[3]	7,660	8,449
StatoilHydro ASA 1.80% 2016	4,000	4,116
Statoil ASA 4.25% 2041	2,000	2,154
Alpha Natural Resources, Inc. 9.75% 2018	4,115	4,465
Alpha Natural Resources, Inc. 6.00% 2019	1,025	948
Alpha Natural Resources, Inc. 6.25% 2021	875	805
Enbridge Energy Partners, LP, Series B, 6.50% 2018	$ 1,900	$ 2,314
Enbridge Energy Partners, LP 5.20% 2020	1,150	1,298
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,560
TransCanada PipeLines Ltd. 7.625% 2039	4,000	6,022
Transocean Inc. 5.05% 2016	4,500	5,014
Apache Corp. 2.625% 2023	5,000	4,995
Petróleos Mexicanos 5.50% 2044	3,925	4,327
Southwestern Energy Co. 4.10% 2022	4,000	4,306
Cenovus Energy Inc. 4.50% 2014	4,000	4,245
Enterprise Products Operating LLC 5.20% 2020	3,500	4,181
CONSOL Energy Inc. 8.00% 2017	1,455	1,582
CONSOL Energy Inc. 8.25% 2020	2,370	2,577
Williams Partners L.P. 4.125% 2020	3,000	3,260
Williams Partners L.P. 4.00% 2021	195	209
Williams Partners L.P. 3.35% 2022	585	595
Devon Energy Corp. 3.25% 2022	3,500	3,656
Kinder Morgan Energy Partners, LP 6.00% 2017	3,120	3,646
Canadian Natural Resources Ltd. 5.70% 2017	3,000	3,536
Total Capital International 2.875% 2022	2,395	2,502
Total Capital International 2.70% 2023	605	617
Plains Exploration & Production Co. 6.50% 2020	2,200	2,448
Arch Coal, Inc. 7.00% 2019	1,125	1,052
Arch Coal, Inc. 7.25% 2021	1,275	1,183
Peabody Energy Corp. 6.00% 2018	1,120	1,196
Peabody Energy Corp. 6.25% 2021	600	641
		88,899

MATERIALS — 0.49%
Reynolds Group Inc. 9.875% 2019	4,875	5,241
Reynolds Group Inc. 5.75% 2020[3]	10,205	10,562
Inmet Mining Corp. 8.75% 2020[3]	5,205	5,712
Inmet Mining Corp. 7.50% 2021[3]	2,850	2,971
Georgia Gulf Corp. 9.00% 2017[3]	6,588	7,362
ArcelorMittal 6.75% 2022[6]	1,730	1,817
ArcelorMittal 7.25% 2041[6]	5,280	4,901
CEMEX Finance LLC 9.375% 2022[3]	3,750	4,238
Newpage Corp., Term Loan B, 7.75% 2019[6,7,9]	3,575	3,575
Xstrata Canada Financial Corp. 2.45% 2017[3]	3,500	3,537
Newcrest Finance Pty Ltd. 4.20% 2022[3]	3,050	3,140
International Paper Co. 7.30% 2039	2,005	2,720
Ecolab Inc. 3.00% 2016	2,545	2,706
Walter Energy, Inc. 9.875% 2020[3]	2,220	2,486
Consolidated Minerals Ltd. 8.875% 2016[3]	600	519
		61,487

FEDERAL AGENCY BONDS & NOTES — 0.44%
Freddie Mac 2.50% 2016	18,000	19,196
Freddie Mac 1.00% 2017	12,000	12,127
Freddie Mac 0.75% 2018	7,000	6,968
Fannie Mae 6.25% 2029	9,575	13,738
CoBank ACB 0.908% 2022[3,6]	3,805	3,129
		55,158

INFORMATION TECHNOLOGY — 0.43%
First Data Corp. 9.875% 2015	2,489	2,545
First Data Corp. 9.875% 2015	197	202
First Data Corp. 10.55% 2015[8]	2,409	2,478
First Data Corp. 11.25% 2016	17,490	17,228
First Data Corp. 8.25% 2021[3]	2,269	2,280
First Data Corp. 8.75% 2022[3,6,8]	$ 5,150	$ 5,292
Freescale Semiconductor, Inc. 10.125% 2018[3]	3,625	4,024
Freescale Semiconductor, Inc., Term Loan B, 6.00% 2019[6,7,9]	8,684	8,641
SRA International, Inc., Term Loan B, 6.50% 2018[6,7,9]	6,443	6,161
SRA International, Inc. 11.00% 2019	3,865	3,962
Blackboard Inc., Term Loan B, 7.50% 2018[6,7,9]	1,044	1,056
		53,869

UTILITIES — 0.36%
TXU, Term Loan, 4.713% 2017[6,7,9]	10,225	6,885
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[3]	12,115	9,541
MidAmerican Energy Co. 5.95% 2017	1,375	1,652
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,528
MidAmerican Energy Holdings Co. 5.95% 2037	3,500	4,325
Electricité de France SA 6.50% 2019[3]	170	208
Electricité de France SA 6.95% 2039[3]	4,000	5,353
CenterPoint Energy Resources Corp. 4.50% 2021	4,690	5,338
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,100	4,203
American Electric Power Co. 2.95% 2022	4,020	4,025
Virginia Electric and Power Co., Series B, 5.95% 2017	1,800	2,201
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,7]	796	859
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	50	63
		46,181

CONSUMER STAPLES — 0.37%
Rite Aid Corp. 9.75% 2016	7,750	8,428
Rite Aid Corp. 10.375% 2016	1,032	1,096
Rite Aid Corp. 10.25% 2019	4,655	5,330
Rite Aid Corp. 8.00% 2020	1,750	2,008
SUPERVALU Inc. 7.50% 2014	7,915	7,717
Anheuser-Busch InBev NV 3.625% 2015	4,250	4,537
Kraft Foods Inc. 2.25% 2017[3]	2,560	2,650
Kraft Foods Inc. 5.375% 2020[3]	1,570	1,886
British American Tobacco International Finance PLC 9.50% 2018[3]	2,470	3,438
Pernod Ricard SA 2.95% 2017[3]	3,000	3,157
SABMiller Holdings Inc. 4.95% 2042[3]	2,500	2,837
Kraft Foods Inc. 5.375% 2020	1,430	1,728
		44,812

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.07%
Polish Government 5.25% 2014	1,000	1,051
Polish Government 6.375% 2019	2,950	3,689
Latvia (Republic of) 5.25% 2017[3]	2,200	2,471
Hungarian Government 6.25% 2020	1,975	2,190
		9,401

ASSET-BACKED OBLIGATIONS[7] — 0.06%
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	2,914
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,902
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	664	694
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.509% 2019[3,6]	667	657
		6,167

Total bonds, notes & other debt instruments (cost: $2,484,265,000)		2,601,981

	Principal amount	Value
Short-term securities — 9.26%	(000)	(000)

Freddie Mac 0.10%–0.18% due 1/9–5/20/2013	$301,200	$ 301,168
Fannie Mae 0.12%–0.18% due 2/20–7/1/2013	171,500	171,474
Federal Home Loan Bank 0.085%–0.21% due 1/11–7/17/2013	146,650	146,618
U.S. Treasury Bills 0.115%–0.155% due 1/24–5/2/2013	144,200	144,180
Walt Disney Co. 0.15%–0.16% due 3/5–3/11/2013[3]	59,342	59,320
Wal-Mart Stores, Inc. 0.10% due 1/22–1/24/2013[3]	58,700	58,696
Federal Farm Credit Banks 0.15%–0.19% due 3/11–8/16/2013	46,000	45,966
Procter & Gamble Co. 0.15%–0.16% due 3/4/2013[3]	42,400	42,393
Private Export Funding Corp. 0.16% due 1/15/2013[3]	35,600	35,597
Paccar Financial Corp. 0.14% due 1/14–1/23/2013	33,900	33,898
Coca-Cola Co. 0.16%–0.26% due 1/11–2/27/2013[3]	26,500	26,497
National Rural Utilities Cooperative Finance Corp. 0.15% due 2/11/2013	24,600	24,593
Variable Funding Capital Company LLC 0.18% due 1/14/2013[3]	22,000	21,998
Chariot Funding, LLC 0.16% due 1/3/2013[3]	13,900	13,900
Regents of the University of California 0.18% due 2/1/2013	12,596	12,594
Harvard University 0.15% due 3/18/2013	10,100	10,098
John Deere Credit Ltd. 0.16% due 3/6/2013[3]	4,500	4,498

Total short-term securities (cost: $1,153,343,000)		1,153,488

Total investment securities (cost: $10,463,849,000)		12,677,103
Other assets less liabilities		(215,464)

Net assets		$12,461,639

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $467,748,000, which represented 3.75% of the net assets of the fund. This amount includes $459,686,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $591,080,000, which represented 4.74% of the net assets of the fund.

4 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired from 6/22/2011 to 9/9/2011 at a cost of $4,464,000) may be subject to legal or contractual restrictions on resale.

5 Index-linked bond whose principal amount moves with a government price index.

6 Coupon rate may change periodically.

7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

9 Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $127,929,000, which represented 1.03% of the net assets of the fund.

10 Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

€ = Euros

Global Balanced FundSM

Investment portfolio

December 31, 2012

		Value
Common stocks — 61.33%	Shares	(000)

CONSUMER STAPLES — 8.34%
Nestlé SA1	28,240	$ 1,841
Anheuser-Busch InBev NV (ADR)	8,750	765
Anheuser-Busch InBev NV1	8,300	725
Lorillard, Inc.	11,300	1,318
Pernod Ricard SA1	9,770	1,149
Procter & Gamble Co.	16,650	1,130
Altria Group, Inc.	28,000	880
Philip Morris International Inc.	9,400	786
Costco Wholesale Corp.	7,720	763
PepsiCo, Inc.	11,000	753
Unilever PLC[1]	18,200	691
SABMiller PLC[1]	14,000	659
CP ALL PCL[1]	426,800	640
British American Tobacco PLC[1]	9,950	504
		12,604

INDUSTRIALS — 7.97%
General Electric Co.	95,800	2,011
Siemens AG1	13,800	1,500
Schneider Electric SA1	19,000	1,417
Atlas Copco AB, Class B1	42,900	1,052
Cummins Inc.	9,100	986
Aggreko PLC[1]	33,300	955
KONE Oyj, Class B1	10,700	792
Keppel Corp. Ltd.[1]	86,500	786
Boeing Co.	8,500	641
Union Pacific Corp.	4,950	622
Deere & Co.	6,500	562
CCR SA, ordinary nominative	45,600	433
Geberit AG1	1,300	288
		12,045

CONSUMER DISCRETIONARY — 7.79%
Amazon.com, Inc.[2]	9,030	2,268
SES SA, Class A (FDR)[1]	66,200	1,915
Home Depot, Inc.	21,830	1,350
Hyundai Mobis Co., Ltd.[1]	4,640	1,259
Truworths International Ltd.[1]	70,000	908
Comcast Corp., Class A	21,930	820
Industria de Diseño Textil, SA1	4,770	668
General Motors Co.[2]	20,300	585
Tiffany & Co.	10,000	573
McGraw-Hill Companies, Inc.	10,400	569
Daimler AG1	7,980	436
Nissan Motor Co., Ltd.[1]	45,000	427
		11,778
FINANCIALS — 7.75%
HSBC Holdings PLC (United Kingdom)[1]	166,500	$ 1,761
HCP, Inc.	26,120	1,180
Industrial and Commercial Bank of China Ltd., Class H1	1,170,000	844
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[2]	51,000	825
Prudential PLC[1]	53,500	747
British Land Co. PLC[1]	79,941	743
AIA Group Ltd.[1]	180,000	718
Siam Commercial Bank PCL[1]	112,000	667
Wells Fargo & Co.	18,600	636
Bank of the Philippine Islands[1]	270,000	626
Macerich Co.	10,500	612
Sanlam Ltd.[1]	113,500	607
Sumitomo Mitsui Financial Group, Inc.[1]	13,500	490
Westfield Group[1]	37,900	418
Link Real Estate Investment Trust[1]	71,197	356
Goldman Sachs Group, Inc.	2,000	255
BNP Paribas SA1	3,943	222
		11,707

ENERGY — 6.26%
Royal Dutch Shell PLC, Class B1	53,470	1,892
Chevron Corp.	14,930	1,615
Husky Energy Inc.	54,450	1,609
Kinder Morgan, Inc.	38,000	1,343
Enbridge Inc. (CAD denominated)	15,792	683
Enbridge Inc.	12,200	528
Spectra Energy Corp	22,800	624
Tenaris SA (ADR)	12,000	503
ConocoPhillips	6,500	377
Penn West Petroleum Ltd.	26,400	287
		9,461

HEALTH CARE — 5.61%
Merck & Co., Inc.	46,520	1,904
Bristol-Myers Squibb Co.	55,310	1,803
Novo Nordisk A/S, Class B1	5,000	817
Novartis AG1	12,360	782
Baxter International Inc.	10,600	707
Pfizer Inc	28,000	702
Bayer AG1	7,200	684
Fresenius Medical Care AG & Co. KGaA[1]	8,000	553
PT Kalbe Farma Tbk[1]	4,740,000	523
		8,475

INFORMATION TECHNOLOGY — 5.33%
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	637,000	2,132
ASML Holding NV1	22,869	1,481
Oracle Corp.	44,020	1,467
Google Inc., Class A2	1,100	780
Texas Instruments Inc.	24,500	758
KLA-Tencor Corp.	12,000	573
Canon, Inc.[1]	11,000	431
Microsoft Corp.	16,000	428
		8,050

MATERIALS — 3.93%
MeadWestvaco Corp.	34,000	1,083
Cliffs Natural Resources Inc.	22,500	868
Potash Corp. of Saskatchewan Inc.	18,350	747
Syngenta AG1	1,760	710
Dow Chemical Co.	20,000	$ 646
E.I. du Pont de Nemours and Co.	12,000	540
Nucor Corp.	12,000	518
L’Air Liquide SA, bonus shares[1]	3,871	485
Alcoa Inc.	40,000	347
		5,944

TELECOMMUNICATION SERVICES — 3.54%
OJSC MegaFon (GDR)[1,2,3]	43,000	1,023
OJSC Megafon (GDR)[1,2]	6,000	143
Advanced Info Service PCL[1]	150,100	1,033
Verizon Communications Inc.	17,850	772
Taiwan Mobile Co., Ltd.[1]	170,000	628
SOFTBANK CORP.[1]	12,500	457
AT&T Inc.	13,500	455
Telstra Corp. Ltd.[1]	96,500	440
Total Access Communication PCL[1]	94,500	274
Total Access Communication PCL, nonvoting depository receipt[1]	44,000	128
		5,353

UTILITIES — 1.26%
Power Assets Holdings Ltd.[1]	124,000	1,063
Cheung Kong Infrastructure Holdings Ltd.[1]	81,000	497
GDF SUEZ[1]	16,787	346
		1,906

MISCELLANEOUS — 3.55%
Other common stocks in initial period of acquisition		5,370

Total common stocks (cost: $83,188,000)		92,693

Preferred securities — 0.11%

FINANCIALS — 0.11%
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	6,000	166

Total preferred securities (cost: $150,000)		166

	Principal amount
Convertible securities — 0.86%	(000)

CONSUMER STAPLES — 0.86%
Shoprite Holdings Ltd., 6.50% convertible notes 2017	ZAR8,500	1,304

Total convertible securities (cost: $1,101,000)		1,304

Bonds, notes & other debt instruments — 32.02%

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 15.49%
Japanese Government, Series 269, 1.30% 2015	¥ 12,500	148
Japanese Government, Series 275, 1.40% 2015	10,000	120
Japanese Government, Series 296, 1.50% 2018	155,000	1,917
Japanese Government, Series 310, 1.00% 2020	158,000	1,893
Japanese Government, Series 136, 1.60% 2032	¥10,000	$ 113
Japanese Government, Series 21, 2.30% 2035	25,000	313
Japanese Government, Series 36, 2.00% 2042	10,000	117
German Government 4.25% 2014	€150	211
German Government, Series 6, 4.00% 2016	310	465
German Government, Series 7, 4.00% 2018	450	701
German Government, Series 8, 4.25% 2018	350	558
German Government 3.00% 2020	250	381
German Government 2.25% 2021	60	87
German Government 2.00% 2022	250	353
German Government 6.25% 2030	40	85
German Government 3.25% 2042	100	165
Polish Government, Series 0414, 5.75% 2014	PLN 450	150
Polish Government, Series 1017, 5.25% 2017	1,360	479
Polish Government, Series 1020, 5.25% 2020	3,850	1,398
Polish Government 5.125% 2021	$100	119
Polish Government, Series 1021, 5.75% 2021	PLN1,320	496
Polish Government 5.00% 2022	$100	118
United Mexican States Government, Series M10, 8.00% 2015	MXN 2,800	235
United Mexican States Government, Series M10, 7.75% 2017	10,500	906
United Mexican States Government 3.50% 2017[4]	975	84
United Mexican States Government, Series M, 6.50% 2021	7,000	588
United Mexican States Government, Series M20, 10.00% 2024	2,300	249
United Mexican States Government, Series M30, 10.00% 2036	2,500	280
United Mexican States Government 4.00% 2040[4]	1,949	198
United Kingdom 4.50% 2019	£210	411
United Kingdom 3.75% 2020	75	142
United Kingdom 5.00% 2025	350	751
United Kingdom 4.75% 2038	70	150
United Kingdom 4.25% 2040	50	99
Swedish Government, Series 1049, 4.50% 2015	SKr4,300	723
Swedish Government, Series 1047, 5.00% 2020	2,650	517
Swedish Government, Series 3104, 3.50% 2028[4]	891	208
Netherlands Government Eurobond 3.25% 2015	€520	742
Netherlands Government 1.00% 2017	$100	101
Netherlands Government Eurobond 5.50% 2028	€100	192
Singapore (Republic of) 3.625% 2014	S$170	146
Singapore (Republic of) 2.875% 2015	160	140
Singapore (Republic of) 3.75% 2016	155	143
Singapore (Republic of) 4.00% 2018	110	107
Singapore (Republic of) 3.25% 2020	50	47
Singapore (Republic of) 2.25% 2021	380	338
South Korean Government 5.50% 2017	KRW370,550	385
South Korean Government, Series 2106, 4.25% 2021	412,000	417
Canadian Government 4.25% 2018	C$600	691
Austrian Government 3.65% 2022	€350	541
Norwegian Government 4.25% 2017	NKr2,570	516
Israeli Government, Series 0547, 5.00% 2015[4]	ILS 65	20
Israeli Government 5.50% 2017	550	165
Israeli Government 4.00% 2022	$200	218
Israeli Government 4.25% 2023	ILS400	111
Chilean Government 5.50% 2020	CLP50,000	117
Chilean Government 3.25% 2021	$125	136
Chilean Government 6.00% 2021	CLP60,000	130
Kingdom of Denmark 4.00% 2019	DKr1,500	326
State of Qatar 3.125% 2017[3]	$250	265
Bermudan Government 5.603% 2020	200	236
Colombia (Republic of) Global 4.375% 2021	200	231
Indonesia (Republic of) 4.875% 2021[3]	200	231
Spanish Government 3.80% 2017	€150	$ 198
Bahrain Government 5.50% 2020	$175	189
JPMorgan Chase & Co. 7.50% 2018[5]	RUB5,000	166
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR1,350	131
Canada Housing Trust 3.35% 2020	C$100	110
		23,414

CORPORATE BONDS & NOTES — 7.82%
FINANCIALS — 2.70%
Westfield Group 7.125% 2018[3]	$ 50	62
Westfield Group 6.75% 2019[3]	200	248
Westfield Group 4.625% 2021[3]	105	118
JPMorgan Chase & Co. 4.35% 2021	150	168
JPMorgan Chase & Co. 4.625% 2021	196	224
Goldman Sachs Group, Inc. 5.25% 2021	100	114
Goldman Sachs Group, Inc. 5.75% 2022	220	260
Bank of America Corp. 5.625% 2020	200	237
Bank of America Corp. 5.70% 2022	100	120
Citigroup Inc. 4.587% 2015	30	33
Citigroup Inc. 3.953% 2016	75	81
Citigroup Inc. 4.45% 2017	175	194
UBS AG 4.875% 2020	250	291
Simon Property Group, LP 6.125% 2018	50	61
Simon Property Group, LP 3.375% 2022	200	211
Wells Fargo & Co. 4.60% 2021	100	115
Wells Fargo & Co., Series I, 3.50% 2022	100	107
Korea Development Bank 3.875% 2017	200	217
Standard Chartered PLC 3.20% 2016[3]	103	108
Standard Chartered Bank 5.875% 2017	€50	77
Prologis, Inc. 6.875% 2020	$101	122
BNP Paribas 5.00% 2021	100	112
Kimco Realty Corp., Series C, 5.783% 2016	100	112
HSBC Holdings PLC 4.00% 2022	100	110
Boston Properties, Inc. 3.70% 2018	100	109
American International Group, Inc. 3.80% 2017	100	108
PNC Financial Services Group, Inc., 2.854% 2022	100	101
Royal Bank of Scotland Group PLC 5.50% 2020	€50	80
Berkshire Hathaway Inc. 3.00% 2022	$75	78
Barclays Bank PLC 6.00% 2018	€50	75
AvalonBay Communities, Inc. 2.85% 2023	$ 20	20
		4,073

ENERGY — 1.32%
Total Capital International 1.55% 2017	150	152
Total Capital International 2.875% 2022	150	157
Reliance Holdings Ltd. 5.40% 2022[3]	250	280
Transocean Inc. 5.05% 2016	100	111
Transocean Inc. 6.375% 2021	105	128
Statoil ASA 3.125% 2017	40	44
Statoil ASA 3.15% 2022	160	169
Petrobras International Finance Co. 5.375% 2021	170	192
Chevron Corp. 2.355% 2022	150	150
Gazprom OJSC 5.875% 2015	€100	145
Petróleos Mexicanos 4.875% 2022	$ 50	57
Petróleos Mexicanos 6.50% 2041	45	57
Kinder Morgan Energy Partners, LP 3.50% 2016	100	107
Shell International Finance BV 1.125% 2017	100	100
Spectra Energy Partners, LP 2.95% 2016	75	77
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	74
		2,000
	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

CORPORATE BONDS & NOTES (continued)
CONSUMER STAPLES — 0.97%
Anheuser-Busch InBev NV 0.70% 2014[5]	$175	$ 176
Anheuser-Busch InBev NV 7.75% 2019	60	80
Kraft Foods Inc. 3.50% 2022[3]	200	214
SABMiller Holdings Inc. 2.45% 2017[3]	200	209
Pernod Ricard SA 4.45% 2022[3]	150	166
Wal-Mart Stores, Inc. 2.80% 2016	150	160
Altria Group, Inc. 4.25% 2042	150	145
Philip Morris International Inc. 2.90% 2021	100	104
Coca-Cola Co. 1.80% 2016	85	88
PepsiCo, Inc. 2.50% 2016	50	53
Reynolds American Inc. 3.25% 2022	50	50
Procter & Gamble Co. 1.45% 2016	20	20
		1,465

HEALTH CARE — 0.70%
Amgen Inc. 2.50% 2016	175	184
Amgen Inc. 3.875% 2021	128	141
Amgen Inc. 5.375% 2043	240	283
Aetna Inc. 2.75% 2022	150	149
Humana Inc. 3.15% 2022	100	100
Novartis Capital Corp. 2.90% 2015	50	53
Novartis Securities Investment Ltd. 5.125% 2019	25	30
Roche Holdings Inc. 6.00% 2019[3]	50	62
AbbVie Inc. 2.90% 2022[3]	60	61
		1,063

INDUSTRIALS — 0.55%
General Electric Capital Corp. 0.981% 2014[5]	65	65
General Electric Capital Corp. 2.30% 2017	165	171
General Electric Capital Corp. 3.15% 2022	50	51
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[5]	100	114
United Technologies Corp. 3.10% 2022	215	228
Union Pacific Corp. 2.95% 2023	200	207
		836

INFORMATION TECHNOLOGY — 0.43%
International Business Machines Corp. 1.95% 2016	200	208
Samsung Electronics America, Inc. 1.75% 2017[3]	200	202
Xerox Corp. 2.95% 2017	100	103
First Data Corp. 7.375% 2019[3]	75	78
Cisco Systems, Inc. 0.56% 2014[5]	50	50
		641

TELECOMMUNICATION SERVICES — 0.39%
Deutsche Telekom International Finance BV 2.25% 2017[3]	150	154
Deutsche Telekom International Finance BV 6.00% 2017	€75	118
Verizon Communications Inc. 2.45% 2022	$125	125
Verizon Communications Inc. 6.00% 2041	50	65
Koninklijke KPN NV 3.75% 2020	€50	70
Telecom Italia Capital SA 7.175% 2019	$ 50	58
		590

CONSUMER DISCRETIONARY — 0.30%
Time Warner Inc. 4.75% 2021	200	230
Time Warner Cable Inc. 4.125% 2021	100	110
NBCUniversal Media, LLC 4.375% 2021	50	56
McDonald’s Corp. 3.50% 2020	50	55
		451

MATERIALS — 0.27%
Cliffs Natural Resources Inc. 4.875% 2021	$ 145	$ 144
E.I. du Pont de Nemours and Co. 0.73% 2014[5]	115	116
ArcelorMittal 5.50% 2020[5]	65	65
ArcelorMittal 6.50% 2022[5]	35	37
Rio Tinto Finance (USA) Ltd. 2.50% 2016	50	52
		414

UTILITIES — 0.19%
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	125	147
Enersis SA 7.375% 2014	50	53
National Grid PLC 6.30% 2016	40	46
E.ON International Finance BV 5.80% 2018[3]	25	30
PSEG Power LLC 2.75% 2016	15	16
		292

Total corporate bonds & notes		11,825

MORTGAGE-BACKED OBLIGATIONS[6] — 5.06%
Fannie Mae 2.50% 2028	250	261
Fannie Mae 3.00% 2028	1,175	1,240
Fannie Mae 3.50% 2028	1,040	1,103
Fannie Mae 4.00% 2028	80	86
Fannie Mae 4.00% 2041	168	181
Fannie Mae 4.50% 2041	134	149
Fannie Mae 5.00% 2041	130	147
Fannie Mae 5.00% 2041	46	52
Fannie Mae 3.50% 2042	196	212
Fannie Mae 3.50% 2042	191	207
Fannie Mae 3.00% 2043	1,000	1,048
Fannie Mae 3.50% 2043	750	800
Fannie Mae 4.00% 2043	479	514
Fannie Mae 4.50% 2043	750	810
Fannie Mae 6.00% 2043	150	164
Government National Mortgage Assn. 3.50% 2043	300	326
Freddie Mac 5.00% 2041	242	272
Nordea Hypotek AB 4.00% 2014	SKr500	80
		7,652

U.S. TREASURY BONDS & NOTES — 3.65%
U.S. TREASURY — 3.57%
U.S. Treasury 1.75% 2015	$675	700
U.S. Treasury 1.50% 2016	70	73
U.S. Treasury 2.00% 2016	70	73
U.S. Treasury 4.50% 2016	750	845
U.S. Treasury 8.875% 2017	100	138
U.S. Treasury 3.50% 2018	350	398
U.S. Treasury 1.25% 2019	50	51
U.S. Treasury 3.125% 2019	125	141
U.S. Treasury 3.50% 2020	150	174
U.S. Treasury 2.00% 2021	108	112
U.S. Treasury 2.125% 2021	200	210
U.S. Treasury 1.625% 2022	320	316
U.S. Treasury 1.75% 2022	600	605
U.S. Treasury 2.00% 2022	75	77
U.S. Treasury 6.50% 2026	50	76
U.S. Treasury 3.75% 2041	110	129
U.S. Treasury 4.75% 2041	70	96
U.S. Treasury 2.75% 2042	$ 640	$ 615
U.S. Treasury 2.75% 2042	75	72
U.S. Treasury 3.125% 2042	470	490
		5,391

U.S. TREASURY INFLATION-PROTECTED SECURITY — 0.08%
U.S. Treasury Inflation-Protected Security 0.75% 2042[4]	102	112

Total U.S. Treasury bonds & notes		5,503

Total bonds, notes & other debt instruments (cost: $47,007,000)		48,394

Short-term securities — 9.43%

Old Line Funding, LLC 0.20% due 1/9/2013[3]	3,200	3,200
Regents of the University of California 0.17% due 3/12/2013	2,800	2,799
Bank of Nova Scotia 0.02% due 1/2/2013	2,700	2,700
Private Export Funding Corp. 0.26% due 6/18/2013[3]	1,500	1,497
BNZ International Funding Ltd. 0.20% due 1/7/2013[3]	1,450	1,450
Federal Home Loan Bank 0.11% due 3/6/2013	1,300	1,300
GlaxoSmithKline Finance PLC 0.17% due 2/13/2013[3]	1,300	1,300

Total short-term securities (cost: $14,246,000)		14,246

Total investment securities (cost: $145,692,000)		156,803
Other assets less liabilities		(5,664)

Net assets		$151,139

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $47,516,000, which represented 31.44% of the net assets of the fund. This amount includes $47,031,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,958,000, which represented 7.25% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts	¥ = Japanese yen
FDR = Fiduciary Depositary Receipts	KRW = South Korean won
GDR = Global Depositary Receipts	MXN = Mexican pesos
CAD/C$ = Canadian dollars	NKr = Norwegian kroner
CLP = Chilean pesos	PLN = Polish zloty
DKr = Danish kroner	RUB = Russian rubles
£ = British pounds	SKr = Swedish kronor
€ = Euros	S$ = Singapore dollars
ILS = Israeli shekels	ZAR = South African rand

Bond FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Bonds, notes & other debt instruments — 93.71%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[1] — 34.14%
Fannie Mae 2.50% 2022	$ 16,392	$ 17,210
Fannie Mae 5.50% 2023	3,573	3,865
Fannie Mae 4.00% 2024	1,213	1,300
Fannie Mae 3.50% 2025	8,486	9,010
Fannie Mae 3.50% 2025	3,684	3,912
Fannie Mae 3.50% 2025	3,536	3,754
Fannie Mae 3.50% 2025	3,482	3,697
Fannie Mae 3.50% 2025	2,661	2,830
Fannie Mae 3.50% 2025	1,468	1,558
Fannie Mae 3.50% 2025	852	904
Fannie Mae 4.50% 2025	1,622	1,751
Fannie Mae, Series 2001-4, Class GA, 9.631% 2025[2]	34	39
Fannie Mae 3.50% 2026	12,482	13,253
Fannie Mae 3.50% 2026	2,840	3,015
Fannie Mae 6.00% 2026	1,130	1,261
Fannie Mae 2.50% 2027	66,832	69,958
Fannie Mae 2.50% 2027	31,954	33,593
Fannie Mae 2.50% 2027	25,069	26,340
Fannie Mae 2.50% 2027	17,767	18,667
Fannie Mae 2.50% 2027	17,604	18,482
Fannie Mae 2.50% 2027	17,572	18,449
Fannie Mae 2.50% 2027	17,511	18,398
Fannie Mae 2.50% 2027	14,749	15,439
Fannie Mae 2.50% 2027	13,006	13,655
Fannie Mae 2.50% 2027	12,942	13,588
Fannie Mae 2.50% 2027	9,720	10,175
Fannie Mae 2.50% 2027	6,606	6,936
Fannie Mae 2.50% 2027	5,216	5,460
Fannie Mae 2.50% 2027	4,886	5,114
Fannie Mae 2.50% 2027	4,760	4,983
Fannie Mae 2.50% 2027	4,521	4,740
Fannie Mae 2.50% 2027	4,242	4,448
Fannie Mae 2.50% 2027	4,071	4,274
Fannie Mae 2.50% 2027	2,732	2,864
Fannie Mae 3.00% 2027	60,599	64,066
Fannie Mae 3.00% 2027	31,172	33,199
Fannie Mae 5.50% 2027	932	1,011
Fannie Mae 6.00% 2027	2,250	2,510
Fannie Mae 2.50% 2028	129,030	134,957
Fannie Mae 3.00% 2028	4,602	4,859
Fannie Mae 3.50% 2028	142,055	150,734
Fannie Mae 4.00% 2028	22,083	23,653
Fannie Mae 6.00% 2028	803	897
Fannie Mae 6.00% 2035	$ 60	$ 66
Fannie Mae 6.00% 2036	2,019	2,217
Fannie Mae 6.00% 2036	817	895
Fannie Mae 6.00% 2036	663	726
Fannie Mae 6.00% 2036	210	230
Fannie Mae 6.00% 2036	32	35
Fannie Mae 2.14% 2037[2]	1,920	2,018
Fannie Mae 6.00% 2037	18,102	19,821
Fannie Mae 6.00% 2037	14,137	15,480
Fannie Mae 6.00% 2037	7,277	7,970
Fannie Mae 6.00% 2037	3,185	3,487
Fannie Mae 6.00% 2037	2,610	2,858
Fannie Mae 6.00% 2037	1,597	1,762
Fannie Mae 6.00% 2037	1,161	1,259
Fannie Mae 6.00% 2037	826	905
Fannie Mae 6.00% 2037	734	811
Fannie Mae 6.00% 2037	619	679
Fannie Mae 6.00% 2037	559	612
Fannie Mae 6.00% 2037	392	429
Fannie Mae 6.00% 2037	135	148
Fannie Mae 6.00% 2037	132	144
Fannie Mae 6.00% 2037	115	126
Fannie Mae 6.00% 2037	76	83
Fannie Mae 6.00% 2037	33	36
Fannie Mae 6.00% 2037	7	8
Fannie Mae 5.338% 2038[2]	437	465
Fannie Mae 5.50% 2038	18,328	19,920
Fannie Mae 5.50% 2038	2,091	2,269
Fannie Mae 6.00% 2038	71,152	77,937
Fannie Mae 6.00% 2038	51,787	56,705
Fannie Mae 6.00% 2038	8,060	8,825
Fannie Mae 6.00% 2038	6,977	7,641
Fannie Mae 6.00% 2038	1,637	1,792
Fannie Mae 6.00% 2038	1,188	1,301
Fannie Mae 6.00% 2038	843	923
Fannie Mae 6.00% 2038	417	456
Fannie Mae 6.00% 2038	68	75
Fannie Mae 6.00% 2038	22	24
Fannie Mae 6.00% 2038	21	23
Fannie Mae 3.518% 2039[2]	4,253	4,445
Fannie Mae 3.607% 2039[2]	3,553	3,733
Fannie Mae 3.711% 2039[2]	378	399
Fannie Mae 3.80% 2039[2]	440	462
Fannie Mae 3.903% 2039[2]	494	521
Fannie Mae 3.904% 2039[2]	1,046	1,095
Fannie Mae 3.94% 2039[2]	444	465
Fannie Mae 3.956% 2039[2]	1,656	1,731
Fannie Mae 6.00% 2039	33,510	36,692
Fannie Mae 6.00% 2039	1,508	1,648
Fannie Mae 6.00% 2039	672	738
Fannie Mae 6.00% 2039	624	681
Fannie Mae 6.00% 2039	616	673
Fannie Mae 6.00% 2039	212	232
Fannie Mae 6.00% 2039	60	66
Fannie Mae 4.00% 2040	14,991	16,479
Fannie Mae 4.409% 2040[2]	2,421	2,583
Fannie Mae 4.50% 2040	11,874	13,213
Fannie Mae 5.00% 2040	1,978	2,215
Fannie Mae 5.00% 2040	1,247	1,363
Fannie Mae 6.00% 2040	$ 18,095	$ 19,813
Fannie Mae 6.00% 2040	4,345	4,748
Fannie Mae 6.00% 2040	839	918
Fannie Mae 2.92% 2041[2]	2,877	3,029
Fannie Mae 3.578% 2041[2]	7,843	8,299
Fannie Mae 4.00% 2041	47,146	50,620
Fannie Mae 4.00% 2041	12,624	13,551
Fannie Mae 4.00% 2041	7,819	8,595
Fannie Mae 4.00% 2041	7,922	8,483
Fannie Mae 4.00% 2041	5,508	5,914
Fannie Mae 4.00% 2041	5,248	5,769
Fannie Mae 4.00% 2041	3,745	4,020
Fannie Mae 4.50% 2041	24,621	26,735
Fannie Mae 4.50% 2041	23,348	25,354
Fannie Mae 4.50% 2041	22,113	24,606
Fannie Mae 4.50% 2041	14,581	15,833
Fannie Mae 4.50% 2041	12,397	13,864
Fannie Mae 4.50% 2041	10,383	11,255
Fannie Mae 4.50% 2041	7,921	8,858
Fannie Mae 5.00% 2041	13,276	14,964
Fannie Mae 5.00% 2041	9,032	10,180
Fannie Mae 5.00% 2041	5,623	6,334
Fannie Mae 5.00% 2041	4,101	4,620
Fannie Mae 5.00% 2041	2,558	2,881
Fannie Mae 5.00% 2041	1,740	1,960
Fannie Mae 5.00% 2041	1,646	1,854
Fannie Mae 5.00% 2041	1,336	1,505
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	59	69
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	46	52
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	73	88
Fannie Mae 3.50% 2042	136,799	147,118
Fannie Mae 3.50% 2042	34,225	36,652
Fannie Mae 3.50% 2042	24,378	26,308
Fannie Mae 3.50% 2042	20,931	22,484
Fannie Mae 3.50% 2042	14,648	15,686
Fannie Mae, Series 2002-W1, Class 2A, 6.94% 2042[2]	85	100
Fannie Mae 3.00% 2043	404,070	423,516
Fannie Mae 3.50% 2043	22,515	24,011
Fannie Mae 4.50% 2043	15,524	16,774
Fannie Mae 5.00% 2043	87,000	94,246
Fannie Mae 6.00% 2043	66,521	72,664
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018	13,000	14,240
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	13,495	13,627
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022	7,500	7,637
Freddie Mac 4.50% 2033	245	264
Freddie Mac 5.50% 2033	736	822
Freddie Mac 4.50% 2035	1,916	2,060
Freddie Mac 4.50% 2035	1,035	1,116
Freddie Mac, Series 3061, Class PN, 5.50% 2035	658	729
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	1,394	1,306
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	1,201	1,146
Freddie Mac, Series 3257, Class PA, 5.50% 2036	3,445	3,793
Freddie Mac 4.905% 2037[2]	1,137	1,217
Freddie Mac, Series 3318, Class JT, 5.50% 2037	2,056	2,276
Freddie Mac 5.00% 2038	115	125
Freddie Mac 5.00% 2038	3	4
Freddie Mac 5.50% 2038	61,643	66,601
Freddie Mac 5.50% 2038	27,951	30,182
Freddie Mac 5.50% 2038	6,303	6,821
Freddie Mac 5.50% 2038	$ 1,163	$ 1,257
Freddie Mac 5.50% 2038	874	944
Freddie Mac 3.747% 2039[2]	602	633
Freddie Mac 3.896% 2039[2]	1,675	1,750
Freddie Mac 4.50% 2039	24,767	26,585
Freddie Mac 4.50% 2039	14,475	15,538
Freddie Mac 4.50% 2039	6,566	7,048
Freddie Mac 4.50% 2039	4,150	4,454
Freddie Mac 4.50% 2039	1,188	1,275
Freddie Mac 4.50% 2039	953	1,023
Freddie Mac 4.50% 2039	511	549
Freddie Mac 4.50% 2039	317	340
Freddie Mac 4.50% 2039	131	141
Freddie Mac 4.50% 2039	122	131
Freddie Mac 4.50% 2039	115	123
Freddie Mac 5.50% 2039	4,866	5,255
Freddie Mac 5.50% 2039	1,573	1,699
Freddie Mac 4.50% 2040	4,723	5,088
Freddie Mac 4.50% 2040	3,374	3,634
Freddie Mac 4.50% 2040	1,832	1,974
Freddie Mac 5.50% 2040	5,695	6,150
Freddie Mac 4.50% 2041	19,423	21,638
Freddie Mac 4.50% 2041	14,355	15,408
Freddie Mac 4.50% 2041	12,756	14,130
Freddie Mac 4.50% 2041	10,887	12,060
Freddie Mac 4.50% 2041	4,904	5,264
Freddie Mac 4.50% 2041	4,644	4,984
Freddie Mac 4.50% 2041	2,533	2,734
Freddie Mac 4.50% 2041	2,090	2,256
Freddie Mac 4.50% 2041	1,347	1,492
Freddie Mac 4.50% 2041	984	1,062
Freddie Mac 4.50% 2041	978	1,055
Freddie Mac 5.00% 2041	12,901	14,449
Freddie Mac 5.50% 2041	7,726	8,347
Freddie Mac 4.50% 2042	10,642	11,423
Government National Mortgage Assn. 2.50% 2027	6,227	6,559
Government National Mortgage Assn. 2.50% 2027	5,748	6,068
Government National Mortgage Assn. 2.50% 2027	3,216	3,396
Government National Mortgage Assn. 3.00% 2027	6,073	6,498
Government National Mortgage Assn. 4.50% 2040	4,598	5,086
Government National Mortgage Assn. 3.50% 2042	6,602	7,184
Government National Mortgage Assn. 3.50% 2043	48,598	52,816
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.291% 2037[2]	1,054	1,073
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.871% 2045[2]	14,267	16,466
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	16,350	17,761
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.728% 2049[2]	26,820	31,582
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	40,209	46,276
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	112	113
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.867% 2038[2]	11,335	13,045
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	24,914	28,791
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.219% 2044[2]	12,635	14,048
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	23,595	27,109
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	22,540	25,709
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	971	997
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	17,950	20,445
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3]	18,937	20,499
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	11,770	13,495
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.685% 2049[2]	2,405	2,796
Royal Bank of Canada 3.125% 2015[3]	6,840	7,234
Compagnie de Financement Foncier 2.125% 2013[3]	$ 6,400	$ 6,429
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	2,000	2,085
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3]	4,000	4,104
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[2]	2,445	2,576
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 2043[2]	1,910	2,071
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[2]	1,065	1,130
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	3,600	4,144
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.296% 2044[2]	1,000	1,124
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.307% 2045[2]	3,000	3,016
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.738% 2049[2]	2,500	2,868
Northern Rock PLC 5.625% 2017[3]	1,868	2,189
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	1,606	1,782
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	1,148	1,175
		3,059,331

U.S. TREASURY BONDS & NOTES — 24.42%
U.S. TREASURY — 21.81%
U.S. Treasury 1.125% 2013	103,298	103,768
U.S. Treasury 1.25% 2014	191,286	193,520
U.S. Treasury 2.125% 2015	67,500	71,033
U.S. Treasury 0.875% 2016	45,440	46,077
U.S. Treasury 0.875% 2016	1,485	1,505
U.S. Treasury 1.00% 2016	50,710	51,669
U.S. Treasury 1.00% 2016	22,140	22,560
U.S. Treasury 2.375% 2016[4]	25,000	26,582
U.S. Treasury 4.625% 2016	30,000	34,712
U.S. Treasury 7.50% 2016	35,000	44,361
U.S. Treasury 0.50% 2017	1,795	1,783
U.S. Treasury 0.625% 2017	52,285	52,212
U.S. Treasury 0.75% 2017	22,032	22,152
U.S. Treasury 0.875% 2017	60,630	61,409
U.S. Treasury 0.875% 2017	7,500	7,590
U.S. Treasury 1.00% 2017	150,245	152,892
U.S. Treasury 4.625% 2017	25,000	29,138
U.S. Treasury 8.75% 2017	75,000	101,408
U.S. Treasury 1.00% 2019	57,250	56,855
U.S. Treasury 1.00% 2019	30,000	29,762
U.S. Treasury 1.125% 2019	30,000	30,160
U.S. Treasury 8.75% 2020	40,000	61,897
U.S. Treasury 2.00% 2021	25,000	25,919
U.S. Treasury 3.625% 2021	7,500	8,796
U.S. Treasury 8.00% 2021	25,000	38,576
U.S. Treasury 1.625% 2022	286,825	283,383
U.S. Treasury 2.00% 2022	16,591	17,138
U.S. Treasury 7.625% 2025	20,000	32,216
U.S. Treasury 6.00% 2026	30,975	44,759
U.S. Treasury 6.50% 2026	20,275	30,744
U.S. Treasury 6.125% 2027	25,000	37,076
U.S. Treasury 4.25% 2039	5,306	6,746
U.S. Treasury 3.75% 2041	46,845	54,860
U.S. Treasury 2.75% 2042	29,000	27,895
U.S. Treasury 2.75% 2042	25,000	24,019
U.S. Treasury 3.00% 2042	81,500	82,722
U.S. Treasury 3.125% 2042	35,000	36,460
		1,954,354

U.S. TREASURY INFLATION-PROTECTED SECURITIES[5] — 2.61%
U.S. Treasury Inflation-Protected Security 1.875% 2013	31,487	32,011
U.S. Treasury Inflation-Protected Security 1.625% 2015	6,360	6,759
U.S. Treasury Inflation-Protected Security 0.125% 2016	37,989	40,005
U.S. Treasury Inflation-Protected Security 0.125% 2017	$102,099	$ 109,324
U.S. Treasury Inflation-Protected Security 0.125% 2022	12,574	13,648
U.S. Treasury Inflation-Protected Security 2.375% 2025	7,119	9,608
U.S. Treasury Inflation-Protected Security 0.75% 2042	20,474	22,436
		233,791

Total U.S. Treasury bonds & notes		2,188,145

FINANCIALS — 6.06%
Prologis, Inc. 7.625% 2014	14,000	15,321
Prologis, Inc. 6.125% 2016	4,485	5,132
Prologis, Inc. 6.625% 2018	13,385	16,179
Prologis, Inc. 7.375% 2019	805	999
Westfield Group 7.50% 2014[3]	3,945	4,294
Westfield Group 5.70% 2016[3]	6,860	7,838
Westfield Group 7.125% 2018[3]	8,885	10,957
Westfield Group 4.625% 2021[3]	4,170	4,673
Westfield Group 3.375% 2022[3]	7,160	7,365
Standard Chartered PLC 3.85% 2015[3]	15,175	16,032
Standard Chartered PLC 3.20% 2016[3]	2,710	2,851
Standard Chartered Bank 6.40% 2017[3]	7,890	9,196
Goldman Sachs Group, Inc. 5.25% 2021	4,450	5,077
Goldman Sachs Group, Inc. 5.75% 2022	15,670	18,540
Goldman Sachs Group, Inc. 6.25% 2041	2,970	3,647
Citigroup Inc. 4.75% 2015	12,750	13,752
Citigroup Inc. 6.125% 2018	1,404	1,684
Citigroup Inc. 8.50% 2019	4,219	5,676
Citigroup Inc., Series B, junior subordinated 5.90% (undated)[2]	2,000	2,028
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[2]	2,900	2,940
Bank of America Corp. 1.50% 2015	9,750	9,806
Bank of America Corp. 3.75% 2016	11,665	12,476
Bank of America Corp. 5.65% 2018	2,900	3,377
HSBC Finance Corp. 0.741% 2016[2]	8,900	8,653
HSBC Holdings PLC 4.875% 2020	6,530	7,282
HSBC Holdings PLC 4.00% 2022	5,470	5,994
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,015	1,017
Kimco Realty Corp., Series C, 4.82% 2014	3,780	3,977
Kimco Realty Corp., Series C, 4.904% 2015	1,120	1,200
Kimco Realty Corp. 5.70% 2017	4,250	4,899
Kimco Realty Corp. 4.30% 2018	5,740	6,316
Kimco Realty Corp. 6.875% 2019	3,500	4,326
Simon Property Group, LP 4.20% 2015	2,430	2,578
Simon Property Group, LP 5.875% 2017	2,500	2,962
Simon Property Group, LP 1.50% 2018[3]	6,295	6,265
Simon Property Group, LP 10.35% 2019	5,655	8,091
UBS AG 5.75% 2018	13,080	15,540
UBS AG 4.875% 2020	3,635	4,227
Morgan Stanley 3.80% 2016	5,000	5,252
Morgan Stanley, Series F, 5.625% 2019	11,350	12,845
Royal Bank of Scotland Group PLC 4.375% 2016	5,000	5,413
Royal Bank of Scotland PLC 5.625% 2020	3,470	4,031
RBS Capital Trust II 6.425% noncumulative trust (undated)[2]	5,625	4,950
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[2,3]	2,450	2,340
Hospitality Properties Trust 5.125% 2015	765	805
Hospitality Properties Trust 6.30% 2016	300	331
Hospitality Properties Trust 5.625% 2017	3,835	4,237
Hospitality Properties Trust 6.70% 2018	7,920	9,099
Hospitality Properties Trust 5.00% 2022	$ 1,000	$ 1,059
Korea Development Bank 5.30% 2013	5,500	5,509
Korea Development Bank 8.00% 2014	8,750	9,376
Developers Diversified Realty Corp. 5.50% 2015	847	918
Developers Diversified Realty Corp. 9.625% 2016	10,520	12,921
Developers Diversified Realty Corp. 7.50% 2017	860	1,032
Goodman Funding Pty Ltd. 6.00% 2022[3]	12,750	14,297
UniCredito Italiano SpA 6.00% 2017[3]	12,385	12,698
HVB Funding Trust III, junior subordinated 9.00% 2031[3]	1,299	1,172
Intesa Sanpaolo SpA 6.50% 2021[3]	11,940	12,590
HBOS PLC 6.75% 2018[3]	5,035	5,444
HBOS PLC 4.375% 2019[2]	€965	1,182
HBOS PLC 6.00% 2033[3]	$ 6,177	5,696
PNC Financial Services Group, Inc. 2.854% 2022	12,100	12,182
CNA Financial Corp. 6.50% 2016	3,750	4,329
CNA Financial Corp. 7.35% 2019	1,800	2,259
CNA Financial Corp. 7.25% 2023	3,000	3,796
JPMorgan Chase & Co. 3.40% 2015	7,000	7,390
JPMorgan Chase & Co. 3.25% 2022	2,500	2,577
CIT Group Inc., Series C, 4.75% 2015[3]	5,550	5,800
CIT Group Inc. 5.00% 2017	1,000	1,065
CIT Group Inc., Series C, 5.50% 2019[3]	2,750	3,011
Regions Financial Corp. 4.85% 2013	1,571	1,593
Regions Financial Corp. 4.875% 2013	300	304
Regions Financial Corp. 7.75% 2014	5,575	6,195
Regions Financial Corp. 5.20% 2015	205	215
Regions Financial Corp. 5.75% 2015	740	802
Realogy Corp., Term Loan B, 4.461% 2016[1,2,6]	3,534	3,550
Realogy Corp., Letter of Credit, 4.461% 2016[1,2,6]	318	319
Realogy Corp. 7.875% 2019[3]	2,950	3,230
Realogy Corp. 9.00% 2020[3]	750	866
American International Group, Inc. 3.80% 2017	7,250	7,852
American Tower Corp. 4.625% 2015	6,475	6,886
UDR, Inc., Series A, 5.25% 2015	5,400	5,806
Brandywine Operating Partnership, LP 4.95% 2018	4,875	5,336
Liberty Mutual Group Inc. 6.70% 2016[3]	3,750	4,304
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	1,839	1,890
Host Hotels & Resorts LP 5.875% 2019	1,025	1,122
Host Hotels & Resorts LP 6.00% 2021	1,000	1,152
RSA Insurance Group PLC 9.375% 2039[2]	£1,275	2,664
RSA Insurance Group PLC 8.50% (undated)[2]	760	1,346
ACE INA Holdings Inc. 5.875% 2014	$1,080	1,160
ACE INA Holdings Inc. 2.60% 2015	2,580	2,710
International Lease Finance Corp. 4.875% 2015	3,385	3,516
MetLife Capital Trust IV, junior subordinated 7.875% 2067[2,3]	2,505	3,094
MetLife Capital Trust X, junior subordinated 9.25% 2068[2,3]	300	415
iStar Financial Inc., Term Loan B, 5.75% 2017[1,2,6]	3,374	3,416
AvalonBay Communities, Inc. 2.85% 2023	3,370	3,330
ERP Operating LP 5.25% 2014	3,000	3,224
American Express Co. 6.15% 2017	2,500	3,015
Northern Trust Corp. 4.625% 2014	2,825	2,978
Mack-Cali Realty Corp. 2.50% 2017	2,910	2,943
AXA SA 8.60% 2030	1,325	1,662
AXA SA, Series B, junior subordinated 6.379% (undated)[2,3]	1,095	1,079
Chubb Corp., junior subordinated 6.375% 2067[2]	2,250	2,464
Assicurazioni Generali SpA 10.125% 2042	€1,500	2,365
Monumental Global Funding III 5.25% 2014[3]	$2,000	2,089
New York Life Global Funding 4.65% 2013[3]	1,700	1,724
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,500	1,698
BBVA Bancomer SA 6.50% 2021[3]	$ 1,075	$ 1,199
FelCor Lodging Trust Inc. 5.625% 2023[3]	1,200	1,197
Crescent Resources 10.25% 2017[3]	1,025	1,086
Santander Issuances, SA Unipersonal 6.50% 2019[2,3]	1,000	1,020
HSBK (Europe) BV 7.25% 2021[3]	935	1,003
Allstate Corp., Series B, junior subordinated 6.125% 2067[2]	405	423
		543,015

ENERGY — 4.00%
Enbridge Energy Partners, LP, Series B, 6.50% 2018	7,940	9,670
Enbridge Energy Partners, LP 9.875% 2019	10,500	14,225
Enbridge Energy Partners, LP 5.20% 2020	5,655	6,383
Enbridge Energy Partners, LP 4.20% 2021	8,500	9,144
Transocean Inc. 2.50% 2017	3,890	3,934
Transocean Inc. 6.375% 2021	10,045	12,217
Transocean Inc. 3.80% 2022	14,110	14,475
Transocean Inc. 7.35% 2041	365	485
StatoilHydro ASA 2.90% 2014	3,110	3,238
Statoil ASA 3.125% 2017	5,000	5,446
StatoilHydro ASA 1.20% 2018	4,580	4,585
StatoilHydro ASA 5.25% 2019	6,130	7,355
StatoilHydro ASA 2.45% 2023	5,630	5,622
TransCanada PipeLines Ltd. 6.50% 2018	10,900	13,738
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[2]	11,145	11,954
Enterprise Products Operating LLC 5.20% 2020	2,575	3,076
Enterprise Products Operating LLC 4.05% 2022	8,120	8,983
Enterprise Products Operating LLC 4.85% 2042	10,000	10,744
Kinder Morgan Energy Partners, LP 6.00% 2017	380	444
Kinder Morgan Energy Partners, LP 6.85% 2020	12,330	15,545
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,100
Kinder Morgan Energy Partners, LP 6.95% 2038	3,500	4,609
Shell International Finance BV 4.00% 2014	4,860	5,075
Shell International Finance BV 3.10% 2015	5,000	5,300
Shell International Finance BV 3.625% 2042	6,600	6,549
BG Energy Capital PLC 2.875% 2016[3]	5,090	5,375
BG Energy Capital PLC 4.00% 2021[3]	9,640	10,634
Total Capital International 1.55% 2017	8,300	8,434
Total Capital International 2.875% 2022	7,005	7,318
Anadarko Petroleum Corp. 6.375% 2017	13,100	15,659
Petrobras International Finance Co. 5.75% 2020	6,130	7,003
Petrobras International Finance Co. 5.375% 2021	3,105	3,508
Petrobras International Finance Co. 6.875% 2040	2,240	2,860
Chevron Corp. 1.104% 2017	1,145	1,154
Chevron Corp. 4.95% 2019	9,730	11,614
Woodside Finance Ltd. 4.60% 2021[3]	11,275	12,437
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	9,780	11,121
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,950	3,121
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	6,035	6,957
Apache Corp. 2.625% 2023	4,720	4,716
Apache Corp. 4.25% 2044	2,690	2,751
Phillips 66 5.875% 2042[3]	5,125	6,173
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	3,000	3,300
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	2,675	2,869
Alpha Natural Resources, Inc. 9.75% 2018	1,000	1,085
Alpha Natural Resources, Inc. 6.00% 2019	2,775	2,567
Alpha Natural Resources, Inc. 6.25% 2021	1,925	1,771
Cenovus Energy Inc. 4.50% 2014	5,015	5,323
Peabody Energy Corp. 6.00% 2018	3,300	3,523
Peabody Energy Corp. 6.25% 2021	1,200	1,281
Husky Energy Inc. 7.25% 2019	$ 3,390	$ 4,405
Arch Coal, Inc. 7.00% 2019	2,650	2,478
Arch Coal, Inc. 7.25% 2021	1,750	1,623
Canadian Natural Resources Ltd. 3.45% 2021	3,440	3,674
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2018[1,3]	3,292	3,481
Laredo Petroleum, Inc. 9.50% 2019	2,850	3,199
Energy Transfer Partners, L.P. 5.20% 2022	2,500	2,854
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,3]	2,280	2,571
Ras Laffan Liquefied Natural Gas III 5.832% 2016[1]	1,293	1,427
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1]	873	985
PDC Energy Inc. 7.75% 2022[3]	1,975	2,034
NGPL PipeCo LLC 7.119% 2017[3]	475	520
NGPL PipeCo LLC 9.625% 2019[3]	1,175	1,357
Access Midstream Partners, L.P. 4.875% 2023	1,350	1,372
		358,430

HEALTH CARE — 3.46%
AbbVie Inc. 1.75% 2017[3]	14,680	14,851
AbbVie Inc. 2.90% 2022[3]	16,950	17,278
AbbVie Inc. 4.40% 2042[3]	11,420	12,153
Express Scripts Inc. 2.75% 2014[3]	8,750	9,031
Express Scripts Inc. 6.25% 2014	2,020	2,176
Express Scripts Inc. 3.125% 2016	19,500	20,570
Express Scripts Inc. 2.65% 2017[3]	5,000	5,200
Express Scripts Inc. 3.90% 2022[3]	4,990	5,385
Gilead Sciences, Inc. 2.40% 2014	4,780	4,932
Gilead Sciences, Inc. 3.05% 2016	3,815	4,089
Gilead Sciences, Inc. 4.40% 2021	10,755	12,270
Gilead Sciences, Inc. 5.65% 2041	5,000	6,217
Roche Holdings, Inc. 6.00% 2019[3]	20,980	26,168
Novartis Capital Corp. 1.90% 2013	10,000	10,053
Novartis Securities Investment Ltd. 5.125% 2019	8,630	10,320
Amgen Inc. 2.50% 2016	5,000	5,257
Amgen Inc. 2.125% 2017	7,390	7,661
Amgen Inc. 3.625% 2022	1,665	1,791
Amgen Inc. 5.375% 2043	1,155	1,363
Biogen Idec Inc. 6.00% 2013	14,000	14,121
Cardinal Health, Inc. 4.00% 2015	2,715	2,919
Cardinal Health, Inc. 5.80% 2016	1,235	1,432
Cardinal Health, Inc. 1.90% 2017	2,370	2,416
Cardinal Health, Inc. 4.625% 2020	5,880	6,678
Pfizer Inc 6.20% 2019	8,930	11,294
McKesson Corp. 0.95% 2015	855	857
McKesson Corp. 3.25% 2016	5,456	5,851
McKesson Corp. 2.70% 2022	955	956
Sanofi 0.62% 2014[2]	7,500	7,530
Humana Inc. 3.15% 2022	4,825	4,803
Humana Inc. 4.625% 2042	2,675	2,704
Quintiles, Term Loan B-2, 4.50% 2018[1,2,6]	7,289	7,289
Boston Scientific Corp. 6.00% 2020	4,950	5,778
Teve Pharmaceutical Finance Company BV, 2.95% 2022	5,700	5,771
Schering-Plough Corp. 5.375% 2014	€3,955	5,662
Johnson & Johnson 0.40% 2014[2]	$5,000	5,012
inVentiv Health Inc. 10.25% 2018[3]	5,650	4,930
Symbion Inc. 8.00% 2016	3,825	3,959
Centene Corp. 5.75% 2017	3,600	3,888
Aetna Inc. 1.50% 2017	3,755	3,766
UnitedHealth Group Inc. 1.40% 2017	3,020	3,027
HCA Inc. 6.375% 2015	$1,000	$ 1,086
HCA Inc., Term Loan B2, 3.561% 2017[1,2,6]	1,910	1,918
PTS Acquisition Corp. 9.50% 2015[7]	2,822	2,893
VWR Funding, Inc. 7.25% 2017[3]	2,500	2,637
Surgical Care Affiliates, Inc. 10.00% 2017[3]	2,500	2,631
Grifols Inc. 8.25% 2018	2,194	2,427
Kinetic Concepts, Inc. 12.50% 2019[3]	2,295	2,206
DJO Finance LLC 9.875% 2018[3]	2,000	2,075
VPI Escrow Corp. 6.375% 2020[3]	1,495	1,611
Tenet Healthcare Corp. 9.25% 2015	1,245	1,404
Patheon Inc., Term Loan B1, 7.25% 2018[1,2,6]	1,335	1,329
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	430	461
		310,086

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 3.34%
United Mexican States Government Global, Series A, 6.375% 2013	1,260	1,265
United Mexican States Government, Series MI10, 9.50% 2014	MXN235,000	19,819
United Mexican States Government, Series M10, 7.25% 2016	270,000	22,585
United Mexican States Government, Series M10, 7.75% 2017	89,500	7,724
United Mexican States Government Global 5.95% 2019	$9,090	11,226
United Mexican States Government Global, Series A, 6.05% 2040	5,000	6,730
Japanese Government, Series 310, 1.00% 2020	¥2,582,100	30,930
Japanese Government, Series 29, 2.40% 2038	522,350	6,660
Polish Government 6.375% 2019	$23,515	29,405
Polish Government 5.00% 2022	1,100	1,302
Spanish Government 3.80% 2017	€5,450	7,188
Spanish Government 5.50% 2017	5,125	7,173
Spanish Government 5.50% 2021	5,325	7,218
Spanish Government 4.20% 2037	2,750	2,915
Lithuania (Republic of) 6.75% 2015	$ 5,190	5,729
Lithuania (Republic of) 6.125% 2021[3]	5,830	7,208
Lithuania (Republic of) 6.625% 2022[3]	3,000	3,848
Latvia (Republic of) 5.25% 2021	13,445	15,645
Russian Federation 3.25% 2017[3]	7,600	8,094
Russian Federation 5.625% 2042[3]	2,600	3,237
Croatian Government 6.625% 2020[3]	3,065	3,517
Croatian Government 6.625% 2020	1,195	1,371
Croatian Government 6.375% 2021[3]	3,340	3,816
Croatian Government 6.375% 2021	1,500	1,714
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 2013[3]	10,000	10,007
Swedish Government, Series 105, 3.50% 2022	SKr43,050	7,756
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[3]	$7,155	7,454
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 2014[3]	7,000	7,299
Bermudan Government 5.603% 2020	2,735	3,222
Bermudan Government 5.603% 2020[3]	2,495	2,939
Bermudan Government 4.138% 2023[3]	1,000	1,065
France Government Agency-Guaranteed, Société Finance 2.875% 2014[3]	6,870	7,149
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	6,000	6,978
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[3]	5,570	5,826
South Korean Government 5.75% 2014	4,800	5,100
European Investment Bank 4.25% 2014	€3,070	4,358
Bank Nederlandse Gemeenten 3.75% 2014	3,120	4,299
Hungarian Government 4.75% 2015	$ 750	776
Hungarian Government 6.25% 2020	2,425	2,689
Hungarian Government 6.375% 2021	150	166
Italian Government 4.75% 2017	€2,000	2,820
Canadian Government 4.25% 2026[2,5]	C$1,389	2,241
German Government 3.25% 2042	€430	708
Ireland Government Agency-Guaranteed, Irish Life & Permanent 3.60% 2013[3]	$400	402
		299,573

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

CONSUMER DISCRETIONARY — 3.27%
Comcast Corp. 5.85% 2015	$4,525	$ 5,153
Comcast Corp. 6.30% 2017	1,880	2,308
Comcast Corp. 5.875% 2018	4,800	5,789
Comcast Corp. 5.15% 2020	2,500	2,965
Comcast Corp. 3.125% 2022	2,550	2,659
Comcast Corp. 5.50% 2029	£1,160	2,270
Comcast Corp. 6.95% 2037	$ 630	855
Comcast Corp. 6.40% 2038	7,140	9,131
Comcast Corp. 6.40% 2040	2,000	2,593
Time Warner Cable Inc. 7.50% 2014	1,185	1,284
Time Warner Cable Inc. 8.25% 2014	7,925	8,587
Time Warner Cable Inc. 6.75% 2018	2,650	3,313
Time Warner Cable Inc. 8.25% 2019	2,395	3,189
Time Warner Cable Inc. 4.00% 2021	4,890	5,372
Time Warner Cable Inc. 6.75% 2039	3,225	4,094
NBCUniversal Media, LLC 5.15% 2020	15,500	18,387
NBCUniversal Media, LLC 2.875% 2023	2,500	2,513
Time Warner Inc. 4.75% 2021	6,700	7,706
AOL Time Warner Inc. 7.625% 2031	1,750	2,411
Time Warner Inc. 6.20% 2040	5,450	6,680
News America Inc. 9.25% 2013	2,500	2,516
News America Inc. 4.50% 2021	7,930	9,066
News America Inc. 6.15% 2037	1,000	1,228
DaimlerChrysler North America Holding Corp. 2.625% 2016[3]	8,000	8,317
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,650	4,127
MGM Resorts International 5.875% 2014	3,200	3,344
MGM Resorts International 6.875% 2016	1,000	1,063
MGM Resorts International 7.50% 2016	1,875	2,020
MGM Resorts International 6.75% 2020[3]	875	896
MGM Resorts International 7.75% 2022	2,000	2,150
Volkswagen International Finance NV 1.625% 2013[3]	4,750	4,784
Volkswagen International Finance NV 4.00% 2020[3]	4,200	4,678
Virgin Media Secured Finance PLC 5.25% 2021	6,415	7,496
Virgin Media Finance PLC 4.875% 2022	1,425	1,464
Home Depot, Inc. 4.40% 2021	7,500	8,852
Macy’s Retail Holdings, Inc. 7.875% 2015[2]	7,354	8,571
Boyd Gaming Corp. 6.75% 2014	1,000	1,000
Boyd Gaming Corp. 7.125% 2016	2,350	2,315
Boyd Gaming Corp. 9.125% 2018	3,600	3,690
Univision Communications Inc., Term Loan B, 4.462% 2017[1,2,6]	6,852	6,753
Cinemark USA, Inc. 8.625% 2019	4,000	4,450
Cinemark USA, Inc. 5.125% 2022[3]	2,000	2,035
J.C. Penney Co., Inc. 5.75% 2018	4,324	3,827
J.C. Penney Co., Inc. 5.65% 2020	2,960	2,583
Walt Disney Co. 5.50% 2019	5,000	6,046
Limited Brands, Inc. 8.50% 2019	1,421	1,741
Limited Brands, Inc. 7.00% 2020	345	398
Limited Brands, Inc. 6.625% 2021	3,150	3,623
Michaels Stores, Inc., Term Loan B3, 4.813% 2016[1,2,6]	1,434	1,449
Michaels Stores, Inc., Term Loan B2, 4.813% 2016[1,2,6]	486	491
Michaels Stores, Inc. 7.75% 2018	3,400	3,749
PETCO Animal Supplies, Inc. 9.25% 2018[3]	5,000	5,575
Cox Communications, Inc. 5.45% 2014	1,120	1,222
Cox Communications, Inc. 3.25% 2022[3]	4,205	4,341
WPP Finance 2010 4.75% 2021	5,060	5,485
Omnicom Group Inc. 3.625% 2022	5,000	5,213
DISH DBS Corp. 4.625% 2017	1,050	1,100
DISH DBS Corp 7.875% 2019	700	833
DISH DBS Corp 6.75% 2021	2,775	3,177
Marriott International, Inc., Series J, 5.625% 2013	$5,000	$ 5,027
Neiman Marcus Group, Inc., Term Loan B, 4.75% 2018[1,2,6]	4,975	4,991
Needle Merger Sub Corp. 8.125% 2019[3]	4,500	4,601
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	1,850	2,000
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	2,000	2,168
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 2016[1,2,6]	1,540	1,498
Toys “R” Us Property Co. II, LLC 8.50% 2017	800	852
Toys “R” Us Property Co. I, LLC 10.75% 2017	500	541
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[1,2,6]	1,182	1,124
FCE Bank PLC 7.125% 2013	€3,000	3,969
Target Corp. 6.00% 2018	$ 3,000	3,692
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016[3]	2,000	2,150
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	1,000	1,075
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	1,850	2,058
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	975	1,053
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 2017[1,2,6]	1,360	1,374
Burlington Coat Factory Warehouse Corp. 10.00% 2019	1,475	1,600
Mohegan Tribal Gaming Authority 11.00% 2018[2,3,7]	3,300	2,632
Staples, Inc. 9.75% 2014	2,250	2,447
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	1,975	2,066
Quebecor Media Inc. 5.75% 2023[3]	1,575	1,668
Laureate Education, Inc. 9.25% 2019[3]	1,275	1,339
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,200	1,332
Seminole Tribe of Florida 5.798% 2013[1,3]	265	270
Seminole Tribe of Florida 7.804% 2020[1,3]	940	967
Revel Entertainment, Term Loan B, 9.00% 2017[1,2,6]	2,330	1,215
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	525
Cablevision Systems Corp. 5.875% 2022	325	327
		293,488

INDUSTRIALS — 2.95%
Volvo Treasury AB 5.95% 2015[3]	34,000	37,123
Burlington Northern Santa Fe LLC 7.00% 2014	6,480	6,919
Burlington Northern Santa Fe LLC 5.65% 2017	5,500	6,478
Burlington Northern Santa Fe LLC 5.75% 2018	1,505	1,822
Burlington Northern Santa Fe LLC 4.70% 2019	7,480	8,628
Burlington Northern Santa Fe LLC 3.45% 2021	2,240	2,413
Burlington Northern Santa Fe LLC 3.05% 2022	2,700	2,793
BNSF Funding Trust I 6.613% 2055[2]	1,680	1,909
Norfolk Southern Corp. 5.75% 2016	5,270	5,999
Norfolk Southern Corp. 3.00% 2022	10,250	10,523
Norfolk Southern Corp. 4.837% 2041	8,061	9,003
United Technologies Corp. 1.80% 2017	2,340	2,410
United Technologies Corp. 3.10% 2022	8,745	9,269
United Technologies Corp. 4.50% 2042	8,630	9,599
Waste Management, Inc. 4.60% 2021	12,860	14,583
Union Pacific Corp. 5.125% 2014	2,300	2,416
Union Pacific Corp. 4.00% 2021	7,500	8,414
Union Pacific Corp. 4.163% 2022	2,314	2,620
General Electric Capital Corp. 2.30% 2017	5,000	5,188
General Electric Co. 2.70% 2022	7,500	7,652
Canadian National Railway Co. 4.95% 2014	1,430	1,496
Canadian National Railway Co. 5.55% 2018	5,000	6,012
Canadian National Railway Co. 2.85% 2021	5,000	5,248
United Air Lines, Inc., Term Loan B, 2.25% 2014[1,2,6]	1,514	1,513
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[1,8,9]	230	—
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[1]	77	81
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[1]	407	420
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[1]	1,227	1,313
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	$ 2,333	$ 2,542
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	655	718
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	907	948
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[1]	478	523
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	2,309	2,627
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	1,064	1,228
Northrop Grumman Corp. 5.05% 2019	6,180	7,218
Northwest Airlines, Inc., Term Loan A, 2.06% 2018[1,2,6]	6,747	6,342
Republic Services, Inc. 5.00% 2020	5,000	5,802
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	1,955	2,180
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	1,000	1,123
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020[3]	2,500	2,500
CSX Corp. 6.25% 2015	5,000	5,601
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 2013[1,2,6]	1,091	1,108
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.211% 2014[1,2,6]	162	88
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 2014[1,2,6]	7,564	4,104
DAE Aviation Holdings, Inc. 11.25% 2015[3]	4,851	5,009
Ply Gem Industries, Inc. 8.25% 2018	4,250	4,611
ABB Finance (USA) Inc. 1.625% 2017	3,030	3,072
ABB Finance (USA) Inc. 2.875% 2022	1,410	1,445
Esterline Technologies Corp. 6.625% 2017	1,335	1,378
Esterline Technologies Corp. 7.00% 2020	2,475	2,753
TransDigm Inc. 7.75% 2018	210	233
TransDigm Inc. 5.50% 2020[3]	3,500	3,658
ARAMARK Corp. 3.813% 2015[2]	200	200
ARAMARK Corp. 8.50% 2015	2,175	2,189
ARAMARK Corp. 8.625% 2016[2,3,7]	1,000	1,026
Atlas Copco AB 5.60% 2017[3]	2,340	2,743
BE Aerospace, Inc. 5.25% 2022	2,475	2,636
CNH Capital LLC 3.875% 2015[3]	2,300	2,383
US Investigations Services, Inc. 11.75% 2016[3]	3,010	2,273
RBS Global, Inc. and Rexnord LLC 8.50% 2018	1,800	1,960
Brunswick Rail Finance Ltd. 6.50% 2017[3]	1,650	1,713
Caterpillar Financial Services Corp., Series F, 6.20% 2013	1,610	1,680
Euramax International, Inc. 9.50% 2016	1,775	1,664
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC, Term Loan B, 5.00% 2019[1,2,6]	1,500	1,515
Hutchison Whampoa International Ltd. 6.50% 2013[3]	972	979
Florida East Coast Railway Corp. 8.125% 2017	800	852
ADS Waste Escrow, Term Loan B, 5.25% 2019[1,2,6]	475	482
ADS Waste Escrow 8.25% 2020[3]	325	343
John Deere Capital Corp., Series D, 4.50% 2013	500	505
Odebrecht Finance Ltd 6.00% 2023[3]	420	488
		264,286

FEDERAL AGENCY BONDS & NOTES — 2.87%
Freddie Mac 0.375% 2013	15,000	15,020
Freddie Mac 2.50% 2014	10,000	10,291
Freddie Mac 5.00% 2014	10,000	10,725
Freddie Mac 0.50% 2015	20,000	20,051
Freddie Mac 1.25% 2019	48,500	48,360
Federal Home Loan Bank 3.625% 2013	25,000	25,679
Federal Home Loan Bank 2.50% 2014	20,000	20,637
Federal Home Loan Bank 5.50% 2014	5,250	5,691
Federal Home Loan Bank, Series 2816, 1.00% 2017	8,690	8,790
Fannie Mae 4.625% 2013	6,700	6,797
Fannie Mae 2.50% 2014	6,250	6,442
Fannie Mae 3.00% 2014	8,500	8,893
Fannie Mae 0.50% 2015	11,750	11,793
Fannie Mae 1.25% 2016	10,000	10,248
Fannie Mae 5.375% 2016	2,080	2,429
Tennessee Valley Authority 5.88% 2036	$ 3,750	$ 5,244
Tennessee Valley Authority 5.25% 2039	10,500	13,802
CoBank, ACB 7.875% 2018[3]	2,285	2,931
CoBank, ACB 0.908% 2022[2,3]	14,990	12,326
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,516
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,152
		256,817

UTILITIES — 2.55%
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	11,420	13,197
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	9,505	11,030
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	9,290	11,628
CMS Energy Corp. 8.75% 2019	2,000	2,610
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	20,342
Public Service Co. of Colorado 5.80% 2018	7,860	9,639
Public Service Co. of Colorado 3.20% 2020	5,000	5,459
Northern States Power Co., First Mortgage Bonds, 2.15% 2022	4,860	4,804
Ohio Edison Co. 6.40% 2016	7,750	9,096
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	9,964
CenterPoint Energy Resources Corp. 4.50% 2021	13,855	15,768
Wisconsin Electric Power Co. 2.95% 2021	6,445	6,755
Wisconsin Electric Power Co. 3.65% 2042	7,500	7,342
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,304
MidAmerican Energy Holdings Co. 5.75% 2018	7,740	9,328
PG&E Corp. 5.75% 2014	2,000	2,120
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,497
Teco Finance, Inc. 4.00% 2016	15	16
Teco Finance, Inc. 6.572% 2017	220	266
Teco Finance, Inc. 5.15% 2020	325	378
Tampa Electric Co. 2.60% 2022	4,250	4,292
Tampa Electric Co. 4.10% 2042	3,240	3,401
Virginia Electric and Power Co. 2.95% 2022	7,000	7,378
Progress Energy, Inc. 7.05% 2019	3,180	3,999
Progress Energy, Inc. 7.75% 2031	1,920	2,625
PSEG Power LLC 2.75% 2016	3,400	3,540
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,955
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,942
NV Energy, Inc 6.25% 2020	2,750	3,245
E.ON International Finance BV 5.80% 2018[3]	5,000	6,081
Veolia Environnement 6.00% 2018	4,000	4,693
Veolia Environnement 6.125% 2033	€700	1,203
CEZ, a s 4.25% 2022[3]	$ 5,285	5,684
Niagara Mohawk Power 3.553% 2014[3]	2,625	2,746
National Grid PLC 6.30% 2016	2,315	2,688
Consolidated Edison Company of New York, Inc., Series 2012 A, 4.20% 2042	4,160	4,438
AES Corp. 8.00% 2020	2,000	2,310
AES Corp. 7.375% 2021	975	1,087
NRG Energy, Inc. 6.625% 2023[3]	3,000	3,225
American Electric Power Co. 1.65% 2017	2,870	2,882
TXU, Term Loan, 4.713% 2017[1,2,6]	3,749	2,525
Intergen Power 9.00% 2017[3]	2,000	1,800
Iberdrola Finance Ireland 3.80% 2014[3]	1,615	1,659
Midwest Generation, LLC, Series B, 8.56% 2016[1]	1,307	1,281
		228,222

CONSUMER STAPLES — 2.13%
Anheuser-Busch InBev NV 3.625% 2015	5,050	5,391
Anheuser-Busch InBev NV 4.125% 2015	10,000	10,690
Anheuser-Busch InBev NV 1.375% 2017	2,510	2,538
Anheuser-Busch InBev NV 6.875% 2019	3,320	4,362
Anheuser-Busch InBev NV 7.75% 2019	$ 8,065	$ 10,778
Anheuser-Busch InBev NV 2.50% 2022	2,790	2,810
Anheuser-Busch InBev NV 3.75% 2042	2,090	2,102
Kroger Co. 5.00% 2013	4,500	4,558
Kroger Co. 7.50% 2014	5,650	6,045
Kroger Co. 3.90% 2015	7,500	8,098
Kroger Co. 2.20% 2017	2,310	2,389
Kraft Foods Inc. 1.625% 2015[3]	3,880	3,951
Kraft Foods Inc. 2.25% 2017[3]	4,660	4,823
Kraft Foods Inc. 3.50% 2022[3]	10,700	11,431
SABMiller Holdings Inc. 2.45% 2017[3]	14,570	15,198
SABMiller Holdings Inc. 3.75% 2022[3]	3,000	3,242
British American Tobacco International Finance PLC 2.125% 2017[3]	2,025	2,076
British American Tobacco International Finance PLC 9.50% 2018[3]	10,137	14,108
Altria Group, Inc. 2.85% 2022	5,000	4,952
Altria Group, Inc. 9.95% 2038	3,200	5,276
Altria Group, Inc. 10.20% 2039	3,100	5,190
Coca-Cola Co. 1.50% 2015	8,110	8,310
Coca-Cola Co. 3.15% 2020	6,285	6,844
Tesco PLC 5.50% 2017[3]	10,035	11,842
Tesco PLC 5.50% 2033	£330	613
Wal-Mart Stores, Inc. 5.80% 2018	$ 7,395	9,066
Pernod Ricard SA 4.45% 2022[3]	7,500	8,302
PepsiCo, Inc. 2.50% 2016	5,000	5,269
Albertson’s, Inc. 7.25% 2013	1,790	1,815
SUPERVALU Inc. 8.00% 2016	1,775	1,700
SUPERVALU Inc., Term Loan B, 8.00% 2018[1,2,6]	697	709
Kraft Foods Inc. 2.625% 2013	2,555	2,571
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,461
Stater Bros. Holdings Inc. 7.375% 2018	500	543
BFF International Ltd. 7.25% 2020[3]	1,400	1,680
		190,733

TELECOMMUNICATION SERVICES — 1.53%
Koninklijke KPN NV 8.375% 2030	16,710	22,066
SBC Communications Inc. 5.10% 2014	2,700	2,902
AT&T Inc. 1.40% 2017	14,630	14,645
Deutsche Telekom International Finance BV 5.875% 2013	1,400	1,446
Deutsche Telekom International Finance BV 3.125% 2016[3]	5,495	5,815
Deutsche Telekom International Finance BV 9.25% 2032	5,403	8,636
Telecom Italia Capital SA 6.999% 2018	3,910	4,489
Telecom Italia Capital SA 7.175% 2019	3,343	3,896
Telecom Italia Capital SA 7.20% 2036	1,758	1,844
Telecom Italia Capital SA 7.721% 2038	5,000	5,437
Frontier Communications Corp. 8.25% 2017	4,400	5,104
Frontier Communications Corp. 8.125% 2018	1,100	1,271
Frontier Communications Corp. 8.50% 2020	1,100	1,271
Frontier Communications Corp. 9.25% 2021	2,100	2,473
Frontier Communications Corp. 8.75% 2022	425	495
Telefónica Emisiones, SAU 3.992% 2016	3,630	3,786
Telefónica Emisiones, SAU 5.134% 2020	2,800	2,950
Telefónica Emisiones, SAU 5.462% 2021	3,375	3,607
Verizon Communications Inc. 7.375% 2013	5,000	5,286
Verizon Communications Inc. 8.50% 2018	1,000	1,377
Verizon Communications Inc. 8.75% 2018	2,438	3,388
Wind Acquisition SA 11.75% 2017[3]	4,550	4,789
Wind Acquisition SA 7.25% 2018[3]	3,000	3,052
Sprint Nextel Corp. 9.125% 2017	1,400	1,655
Sprint Nextel Corp. 9.00% 2018[3]	2,000	2,475
Sprint Nextel Corp. 7.00% 2020	$2,000	$ 2,195
Sprint Nextel Corp. 11.50% 2021	925	1,261
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[3]	3,100	3,348
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 2015[3]	1,000	1,080
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[3]	1,575	2,170
Cricket Communications, Inc. 7.75% 2016	3,000	3,191
Cricket Communications, Inc. 7.75% 2020	150	154
Vodafone Group PLC, Term Loan B, 6.25% 2016[1,6,7,8]	3,145	3,248
LightSquared, Term Loan B, 12.00% 2014[1,6,7,9]	3,304	2,816
Digicel Group Ltd. 8.25% 2020[3]	1,800	1,989
Crown Castle International Corp. 7.125% 2019	1,000	1,110
France Télécom 4.375% 2014	775	816
		137,533

MATERIALS — 1.34%
Rio Tinto Finance (USA) Ltd. 2.50% 2016	5,000	5,223
Rio Tinto Finance (USA) Ltd. 1.625% 2017	7,700	7,802
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	5,195
Rio Tinto Finance (USA) Ltd. 2.875% 2022	8,010	8,070
ArcelorMittal 5.00% 2017[2]	5,500	5,555
ArcelorMittal 6.00% 2021[2]	9,760	9,739
ArcelorMittal 6.75% 2022[2]	1,175	1,234
ArcelorMittal 7.25% 2041[2]	4,750	4,409
E.I. du Pont de Nemours and Co. 2.75% 2016	7,840	8,280
Teck Resources Ltd. 3.15% 2017	2,880	3,020
Teck Resources Ltd. 6.25% 2041	4,000	4,709
Reynolds Group Inc. 7.875% 2019	1,275	1,425
Reynolds Group Inc. 9.875% 2019	260	279
Reynolds Group Inc. 5.75% 2020[3]	5,685	5,884
Newcrest Finance Pty Ltd. 4.45% 2021[3]	5,330	5,615
Newcrest Finance Pty Ltd. 4.20% 2022[3]	1,330	1,369
Cliffs Natural Resources Inc. 4.875% 2021	7,025	6,982
Ecolab Inc. 3.00% 2016	5,455	5,801
Dow Chemical Co. 3.00% 2022	5,000	4,994
Consolidated Minerals Ltd. 8.875% 2016[3]	3,665	3,170
Georgia Gulf Corp. 9.00% 2017[3]	2,790	3,118
FMG Resources, Term Loan, 5.25% 2017[1,2,6]	1,481	1,496
FMG Resources 6.00% 2017[3]	1,300	1,332
Ball Corp. 7.125% 2016	1,705	1,833
Ball Corp. 5.75% 2021	835	908
Packaging Dynamics Corp. 8.75% 2016[3]	2,595	2,725
PQ Corp. 8.75% 2018[3]	2,560	2,701
Inmet Mining Corp. 8.75% 2020[3]	2,000	2,195
Ryerson Inc. 9.00% 2017[3]	1,925	1,971
Walter Energy, Inc. 9.875% 2020[3]	1,500	1,680
Newpage Corp., Term Loan B, 7.75% 2019[1,2,6]	1,115	1,115
		119,829

INFORMATION TECHNOLOGY — 0.89%
International Business Machines Corp. 0.75% 2015	3,610	3,634
International Business Machines Corp. 1.95% 2016	9,825	10,217
International Business Machines Corp. 5.70% 2017	7,500	9,064
International Business Machines Corp. 1.875% 2022	3,950	3,805
First Data Corp. 9.875% 2015	245	251
First Data Corp. 10.55% 2015[7]	12	12
First Data Corp. 11.25% 2016	1,500	1,477
First Data Corp., Term Loan D, 5.211% 2017[1,2,6]	2,748	2,708
First Data Corp. 7.375% 2019[3]	3,500	3,640
First Data Corp. 8.75% 2022[2,3,7]	4,641	4,769
Oracle Corp. 1.20% 2017	$ 3,600	$ 3,614
Oracle Corp. 2.50% 2022	7,500	7,575
SunGard Data Systems Inc. 7.375% 2018	1,800	1,937
SunGard Data Systems Inc., Term Loan B, 4.50% 2019[1,2,6]	1,600	1,618
SunGard Data Systems Inc. 7.625% 2020	3,100	3,402
Jabil Circuit, Inc. 8.25% 2018	5,300	6,466
Freescale Semiconductor, Inc., Term Loan, 4.464% 2016[1,2,6]	995	978
Freescale Semiconductor, Inc. 10.125% 2018[3]	3,868	4,293
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,6]	2,451	2,344
SRA International, Inc. 11.00% 2019	1,625	1,666
Lawson Software, Inc., Term Loan B2, 5.25% 2018[1,2,6]	998	1,009
Lawson Software, Inc. 9.375% 2019	1,000	1,127
Xerox Corp. 2.95% 2017	1,670	1,715
Hughes Satellite Systems Corp. 6.50% 2019	1,300	1,440
Blackboard Inc., Term Loan B, 7.50% 2018[1,2,6]	976	987
		79,748

MUNICIPALS — 0.71%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.50% 2034	2,200	3,063
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.30% 2039	1,890	2,630
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.35% 2039	3,260	4,576
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.55% 2039	865	1,246
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.60% 2040	17,120	25,135
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	2,900	4,182
State of Texas, Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds — Direct Payment), Series 2010-D, 3.076% 2016	10,450	11,247
State of New Jersey, General Obligation Refunding Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	8,931
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds (Federally Taxable),
Series 2003-E, 5.55% 2014	1,625	1,698
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, 6.72% 2025	655	672
		63,380

ASSET-BACKED OBLIGATIONS[1] — 0.05%
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	2,873
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,822
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.31% 2037[2]	1,571	134
		4,829

Total bonds, notes & other debt instruments (cost: $8,023,626,000)		8,397,445

Preferred securities — 0.01%	Shares

FINANCIALS — 0.01%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	39,600	1,025

Total preferred securities (cost: $785,000)		1,025

Common stocks — 0.00%

CONSUMER DISCRETIONARY — 0.00%
American Media, Inc.[3,8,10]	50,013	255
Adelphia Recovery Trust, Series ACC-6B8,10	500,000	15
Adelphia Recovery Trust, Series ACC-1[10]	2,409,545	2

Total common stocks (cost: $1,020,000)		272

	Principal amount	Value
Short-term securities — 13.79%	(000)	(000)

Freddie Mac 0.06%–0.16% due 1/7–4/9/2013	$313,525	$ 313,513
Federal Home Loan Bank 0.08%–0.18% due 1/7–4/24/2013	299,950	299,924
Fannie Mae 0.08%–0.16% due 1/7–6/12/2013	191,500	191,484
Chevron Corp. 0.12% due 1/7/2013[3]	85,000	84,996
Jupiter Securitization Co., LLC 0.20%–0.21% due 1/8–3/12/2013[3]	71,100	71,083
Coca-Cola Co. 0.13%–0.20% due 1/16–4/15/2013[3]	62,000	61,978
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[3]	50,000	49,998
Merck & Co. Inc. 0.10% due 1/31/2013[3]	42,000	41,996
Medtronic Inc. 0.16% due 1/17/2013[3]	40,850	40,846
General Electric Capital Corp. 0.15% due 1/7/2013	30,000	29,999
National Rural Utilities Cooperative Finance Corp. 0.15% due 2/12/2013	19,800	19,794
Procter & Gamble Co. 0.16% due 2/6/2013[3]	17,148	17,146
Variable Funding Capital Company LLC 0.14% due 1/31/2013[3]	8,300	8,299
Harvard University 0.13% due 1/7/2013	4,003	4,003

Total short-term securities (cost: $1,235,008,000)		1,235,059

Total investment securities (cost: $9,260,439,000)		9,633,801
Other assets less liabilities		(672,966)

Net assets		$8,960,835

1 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2 Coupon rate may change periodically.

3 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,106,644,000, which represented 12.35% of the net assets of the fund.

4 A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $278,000, which represented less than .01% of the net assets of the fund.

5 Index-linked bond whose principal amount moves with a government price index.

6 Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $73,421,000, which represented .82% of the net assets of the fund.

7 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

8 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,518,000, which represented ..04% of the net assets of the fund.

9 Scheduled interest and/or principal payment was not received.

10 Security did not produce income during the last 12 months.

Key to abbreviations and symbols

C$ = Canadian dollars

€ = Euros

£ = British pounds

¥ = Japanese yen

MXN = Mexican pesos

SKr = Swedish kronor

Global Bond FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Bonds, notes & other debt instruments — 94.84%	(000)	(000)

EUROS — 15.23%
German Government, Series 5, 3.25% 2015	€ 1,935	US$ 2,762
German Government 1.50% 2016[1]	5,414	7,980
German Government, Series 6, 3.75% 2017	6,450	9,732
German Government 4.25% 2017	12,400	19,312
German Government 1.75% 2020[1]	6,452	10,363
German Government 2.00% 2022	11,090	15,650
German Government 5.625% 2028	275	542
German Government 6.25% 2030	7,400	15,796
German Government, Series 00, 5.50% 2031	1,000	2,021
German Government, Series 8, 4.75% 2040	790	1,617
Spanish Government 3.80% 2017	13,600	17,936
Spanish Government 5.50% 2017	22,965	32,144
Spanish Government 5.50% 2021	12,125	16,436
Spanish Government 4.20% 2037	5,800	6,147
Italian Government 4.75% 2017	15,590	21,979
Italian Government 4.75% 2017	8,475	11,920
Italian Government 5.50% 2022	4,225	6,054
Italian Government 5.00% 2040	4,775	6,315
Austrian Government, Series 2, 4.65% 2018	20,150	31,839
Netherlands Government Eurobond 4.25% 2013	13,000	17,542
Netherlands Government Eurobond 4.50% 2017	3,250	5,072
Netherlands Government Eurobond 3.75% 2042	4,125	7,206
Irish Government 5.50% 2017	6,200	8,964
Irish Government 5.90% 2019	1,500	2,182
Irish Government 5.00% 2020	9,500	13,032
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 2013[2]	2,000	2,644
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 2016[2]	6,950	10,411
Belgium Kingdom 3.00% 2019	5,625	8,211
Belgium Kingdom, Series 60, 4.25% 2041	1,300	2,109
Barclays Bank PLC 4.00% 2019[2]	3,450	5,352
Barclays Bank PLC 6.00% 2021	3,150	4,712
Portuguese Government 4.95% 2023	4,250	4,803
Portuguese Government 4.10% 2037	4,975	4,410
Koninklijke KPN NV 3.75% 2020	3,750	5,233
Koninklijke KPN NV 4.50% 2021	1,600	2,298
Hungarian Government 5.75% 2018	2,075	2,856
Hungarian Government 6.00% 2019	2,325	3,234
Hungarian Government 3.875% 2020	1,000	1,229
Canadian Government 3.50% 2020	4,000	6,278
Royal Bank of Scotland PLC 6.934% 2018	2,670	3,990
Merrill Lynch & Co., Inc. 4.625% 2018	2,735	3,813
European Investment Bank 4.75% 2017	2,370	3,747
HBOS PLC 4.375% 2019[3]	155	190
Lloyds TSB Bank PLC 6.50% 2020	€2,250	US$ 3,401
AT&T Inc. 6.125% 2015	2,100	3,112
KfW 4.375% 2013	2,050	2,796
Wal-Mart Stores, Inc. 4.875% 2029	1,500	2,560
Iberdrola Finanzas, SAU 7.50% 2015	1,500	2,279
HSBC Holdings PLC 6.00% 2019	1,150	1,842
Bank Nederlandse Gemeenten 3.75% 2014	1,320	1,819
Deutsche Telekom International Finance BV 7.50% 2033	875	1,811
Daimler AG, Series 6, 4.125% 2017	1,150	1,698
Telecom Italia SpA 7.75% 2033	1,000	1,534
Roche Holdings, Inc. 5.625% 2016	925	1,412
Imperial Tobacco Finance PLC 8.375% 2016	850	1,363
Anheuser-Busch InBev NV 8.625% 2017	750	1,303
Assicurazioni Generali SpA 10.125% 2042	800	1,261
National Grid Transco PLC 5.00% 2018	725	1,140
Novartis Finance SA, 4.25% 2016	750	1,112
Schering-Plough Corp. 5.375% 2014	645	923
France Télécom 5.625% 2018	500	796
CRH Finance BV 7.375% 2014[3]	375	540
Veolia Environnement 6.125% 2033	250	430
Wind Acquisition SA 7.375% 2018	200	269
		399,464

JAPANESE YEN — 10.87%
Japanese Government, Series 248, 0.70% 2013	¥1,120,000	12,944
Japanese Government, Series 269, 1.30% 2015	5,047,000	59,819
Japanese Government, Series 284, 1.70% 2016	3,883,500	47,609
Japanese Government, Series 288, 1.70% 2017	215,000	2,660
Japanese Government, Series 296, 1.50% 2018	971,600	12,019
Japanese Government, Series 299, 1.30% 2019	4,898,550	60,060
Japanese Government, Series 310, 1.00% 2020	4,814,900	57,676
Japanese Government, Series 315, 1.20% 2021	425,000	5,151
Japanese Government, Series 136, 1.60% 2032	579,000	6,566
Japanese Government, Series 21, 2.30% 2035	1,330,000	16,666
Japanese Government, Series 29, 2.40% 2038	313,200	3,993
		285,163

SWEDISH KRONOR — 4.71%
Swedish Government, Series 1041, 6.75% 2014	SKr 21,250	3,527
Swedish Government, Series 1049, 4.50% 2015	62,000	10,432
Swedish Government, Series 1051, 3.75% 2017	308,920	53,431
Swedish Government, Series 105, 4.25% 2019	52,000	9,450
Swedish Government, Series 105, 3.50% 2022	187,180	33,725
Swedish Government, Series 3104, 3.50% 2028[1]	55,287	12,895
		123,460

POLISH ZLOTY — 4.20%
Polish Government, Series 0414, 5.75% 2014	PLN 64,500	21,544
Polish Government, Series 1017, 5.25% 2017	158,325	55,796
Polish Government, Series 1020, 5.25% 2020	20,000	7,261
Polish Government, Series 1021, 5.75% 2021	25,000	9,389
Polish Government 5.75% 2022	42,790	16,219
		110,209

MEXICAN PESOS — 4.19%
United Mexican States Government, Series M, 7.00% 2014	MXN 72,500	5,817
United Mexican States Government, Series MI10, 9.50% 2014	92,500	7,801
United Mexican States Government, Series M10, 8.00% 2015	32,500	2,726
United Mexican States Government, Series M, 6.25% 2016	225,500	18,188
United Mexican States Government, Series M10, 7.25% 2016	MXN235,000	US$ 19,658
United Mexican States Government, Series M, 5.00% 2017	141,000	10,875
United Mexican States Government, Series M10, 7.75% 2017	137,900	11,901
United Mexican States Government, Series M, 8.00% 2020	170,000	15,499
United Mexican States Government, Series M30, 10.00% 2036	155,000	17,369
		109,834

SOUTH KOREAN WON — 2.74%
South Korean Government 3.75% 2013	KRW 7,250,000	6,802
South Korean Government, Series 1703, 3.50% 2017	17,300,000	16,533
South Korean Government 5.50% 2017	30,934,300	32,111
South Korean Government 5.75% 2018	15,457,680	16,517
		71,963

BRITISH POUNDS — 2.26%
United Kingdom 2.00% 2016	£ 2,740	4,656
United Kingdom 3.75% 2020	2,500	4,751
United Kingdom 3.75% 2021	11,620	22,178
United Kingdom 1.75% 2022	5,000	8,079
United Kingdom 5.00% 2025	2,500	5,363
United Kingdom 4.75% 2030	1,000	2,131
United Kingdom 4.25% 2040	3,890	7,729
Time Warner Cable Inc. 5.75% 2031	625	1,203
RSA Insurance Group PLC 9.375% 2039[3]	569	1,189
France Télécom 5.00% 2016	500	887
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	500	863
Wal-Mart Stores, Inc. 5.625% 2034	100	209
Tesco PLC 5.50% 2033	100	186
		59,424

NORWEGIAN KRONER — 1.89%
Norwegian Government 5.00% 2015	NKr 65,000	12,657
Norwegian Government 4.25% 2017	105,210	21,134
Norwegian Government 4.50% 2019	74,610	15,686
		49,477

CANADIAN DOLLARS — 1.67%
Canadian Government 2.00% 2014	C$3,375	3,448
Canadian Government 2.00% 2014	3,000	3,048
Canadian Government 4.50% 2015	4,340	4,708
Canadian Government 4.25% 2018	4,500	5,184
Canadian Government 3.25% 2021	8,720	9,814
Canada Housing Trust 4.10% 2018	250	284
Canada Housing Trust 3.35% 2020	4,750	5,220
Province of Ontario, Series HC, 9.50% 2022	250	391
Province of Ontario 4.60% 2039	3,125	3,774
Province of Manitoba 4.25% 2018	2,750	3,084
Province de Québec 5.25% 2013	625	647
Province de Québec 9.375% 2023	250	391
Hydro One Inc. 5.49% 2040	750	970
Rogers Communications Inc. 5.80% 2016	625	699
Province of New Brunswick 6.75% 2017	500	607
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	375	544
Bank of Nova Scotia 5.04% 2013	250	254
Toronto-Dominion Bank 4.854% 2013	250	252
Thomson Reuters Corp. 5.70% 2015	150	165
Bank of Montreal 5.18% 2015	150	163
TransCanada PipeLines Ltd. 5.05% 2014	125	130
		43,777

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

MALAYSIAN RINGGITS — 1.26%
Malaysian Government, Series 0204, 5.094% 2014	MYR23,860	US$ 8,010
Malaysian Government, Series 0207, 3.814% 2017	28,000	9,384
Malaysian Government, Series 0210, 4.012% 2017	41,000	13,861
Malaysian Government, Series 0203, 4.24% 2018	5,000	1,709
		32,964

SINGAPORE DOLLARS — 0.88%
Singapore (Republic of) 3.75% 2016	S$24,885	22,963

HUNGARIAN FORINTS — 0.80%
Hungarian Government, Series 17/A, 6.75% 2017	HUF2,570,000	12,110
Hungarian Government, Series 22A, 7.00% 2022	1,800,000	8,748
		20,858

AUSTRALIAN DOLLARS — 0.65%
Queensland Treasury Corp., Series 15, 6.00% 2015	A$12,000	13,448
Queensland Treasury Corp., Series 17, 6.00% 2017	2,040	2,364
European Investment Bank 6.125% 2017	1,000	1,130
		16,942

ISRAELI SHEKELS — 0.62%
Israeli Government 4.50% 2015	ILS16,535	4,665
Israeli Government 5.50% 2017	38,610	11,602
		16,267

TURKISH LIRA — 0.46%
Turkey (Republic of) 9.50% 2022	TRY17,750	11,955

BRAZILIAN REAIS — 0.31%
Brazil (Federal Republic of) 6.00% 2015[1]	BRL 2,200	1,187
Brazil (Federal Republic of) 10.00% 2017	1,000	515
Brazil (Federal Republic of) 6.00% 2020[1]	10,829	6,470
		8,172

PHILIPPINE PESOS — 0.25%
Philippines (Republic of), Series 5-67, 6.25% 2014	PHP136,500	3,507
Philippines (Republic of) 4.95% 2021	80,000	2,155
Philippines (Republic of) 6.25% 2036	35,000	1,019
		6,681

SOUTH AFRICAN RAND — 0.11%
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR30,000	2,919

U.S. DOLLARS — 41.74%
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[2]	US$ 2,000	2,008
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[2]	1,747	1,787
Fannie Mae 2.50% 2022[2]	7,540	7,916
Fannie Mae 3.50% 2025[2]	4,891	5,193
Fannie Mae 3.50% 2025[2]	3,316	3,521
Fannie Mae 2.50% 2027[2]	7,431	7,812
Fannie Mae 2.50% 2027[2]	5,130	5,370
Fannie Mae 2.50% 2027[2]	4,921	5,151
Fannie Mae 2.50% 2027[2]	3,727	3,901
Fannie Mae 2.50% 2027[2]	740	777
Fannie Mae 2.50% 2027[2]	497	521
Fannie Mae 2.50% 2027[2]	241	253
Fannie Mae 2.50% 2028[2]	20,290	21,222
Fannie Mae 3.00% 2028[2]	US$10,587	US$11,177
Fannie Mae 3.50% 2028[2]	8,390	8,903
Fannie Mae 4.00% 2028[2]	1,500	1,607
Fannie Mae 6.50% 2036[2]	630	703
Fannie Mae 6.00% 2037[2]	1,382	1,513
Fannie Mae 6.00% 2037[2]	1,097	1,201
Fannie Mae 6.00% 2037[2]	393	431
Fannie Mae 6.00% 2037[2]	119	131
Fannie Mae 6.00% 2037[2]	68	75
Fannie Mae 6.00% 2037[2]	51	56
Fannie Mae 5.338% 2038[2,3]	220	234
Fannie Mae 6.00% 2038[2]	3,396	3,718
Fannie Mae 6.00% 2038[2]	2,121	2,323
Fannie Mae 6.00% 2038[2]	135	148
Fannie Mae 3.518% 2039[2,3]	20	21
Fannie Mae 3.80% 2039[2,3]	6	7
Fannie Mae 3.903% 2039[2,3]	7	7
Fannie Mae 3.904% 2039[2,3]	112	117
Fannie Mae 3.94% 2039[2,3]	6	6
Fannie Mae 3.956% 2039[2,3]	173	181
Fannie Mae 6.00% 2039[2]	5,559	6,087
Fannie Mae 4.00% 2040[2]	4,150	4,562
Fannie Mae 4.00% 2040[2]	1,842	2,025
Fannie Mae 4.50% 2040[2]	2,089	2,264
Fannie Mae 4.50% 2040[2]	1,167	1,264
Fannie Mae 4.50% 2040[2]	1,068	1,158
Fannie Mae 6.00% 2040[2]	655	715
Fannie Mae 2.92% 2041[2,3]	813	856
Fannie Mae 3.50% 2041[2]	3,331	3,556
Fannie Mae 3.578% 2041[2,3]	2,806	2,969
Fannie Mae 4.00% 2041[2]	10,651	11,708
Fannie Mae 4.00% 2041[2]	4,471	4,915
Fannie Mae 4.00% 2041[2]	2,254	2,419
Fannie Mae 4.00% 2041[2]	1,047	1,151
Fannie Mae 4.00% 2041[2]	677	744
Fannie Mae 4.00% 2041[2]	219	235
Fannie Mae 4.50% 2041[2]	4,616	5,012
Fannie Mae 3.50% 2042[2]	11,054	11,838
Fannie Mae 3.50% 2042[2]	3,681	3,954
Fannie Mae 3.00% 2043[2]	65,330	68,474
Fannie Mae 3.50% 2043[2]	8,695	9,273
Fannie Mae 6.00% 2043[2]	16,648	18,185
U.S. Treasury 0.625% 2013	2,250	2,252
U.S. Treasury 2.75% 2013	13,000	13,276
U.S. Treasury 2.75% 2013	8,500	8,536
U.S. Treasury 0.50% 2014	480	482
U.S. Treasury 1.25% 2014	17,430	17,634
U.S. Treasury 1.875% 2014	6,500	6,643
U.S. Treasury 2.125% 2015	7,719	8,123
U.S. Treasury 0.875% 2016	300	304
U.S. Treasury 0.875% 2016	200	203
U.S. Treasury 1.00% 2016	2,322	2,366
U.S. Treasury 1.50% 2016	1,500	1,555
U.S. Treasury 1.50% 2016	1,465	1,519
U.S. Treasury 1.75% 2016	4,500	4,700
U.S. Treasury 2.625% 2016[4]	21,250	22,741
U.S. Treasury 3.00% 2016	205	224
U.S. Treasury 5.125% 2016	5,675	6,563
U.S. Treasury 0.625% 2017	15,065	15,044
U.S. Treasury 0.75% 2017	US$ 1,096	US$ 1,102
U.S. Treasury 0.875% 2017	14,860	15,051
U.S. Treasury 1.00% 2017	19,495	19,838
U.S. Treasury 3.00% 2017	7,000	7,701
U.S. Treasury 2.375% 2018	3,000	3,248
U.S. Treasury 2.625% 2018	4,000	4,380
U.S. Treasury 3.50% 2018	1,500	1,707
U.S. Treasury 1.625% 2022	16,057	15,864
U.S. Treasury 1.75% 2022	7,520	7,576
U.S. Treasury 6.00% 2026	5,450	7,875
U.S. Treasury 6.50% 2026	3,900	5,914
U.S. Treasury 4.375% 2039	2,000	2,593
U.S. Treasury 4.375% 2040	4,000	5,189
U.S. Treasury 4.625% 2040	1,500	2,020
U.S. Treasury 3.75% 2041	3,000	3,513
U.S. Treasury 4.75% 2041	1,500	2,061
U.S. Treasury 3.00% 2042	15,000	15,225
U.S. Treasury Inflation-Protected Security 1.875% 2013[1]	6,297	6,402
U.S. Treasury Inflation-Protected Security 1.875% 2015[1]	1,487	1,621
U.S. Treasury Inflation-Protected Security 0.125% 2017[1]	4,074	4,362
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	11,065	12,010
U.S. Treasury Inflation-Protected Security 0.75% 2042[1]	1,024	1,122
Freddie Mac 2.50% 2016	2,500	2,666
Freddie Mac 1.00% 2017	6,000	6,064
Freddie Mac 0.75% 2018	2,000	1,991
Freddie Mac 1.25% 2019	3,750	3,739
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019[2]	2,000	2,038
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019[2]	1,535	1,577
Freddie Mac, Series K019, Class A2, multifamily 2.272% 2022[2]	1,500	1,523
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[2]	1,840	1,870
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	44	39
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	246	224
Freddie Mac 5.50% 2038[2]	1,364	1,473
Freddie Mac 5.50% 2038[2]	307	332
Freddie Mac 3.747% 2039[2,3]	8	9
Freddie Mac 4.50% 2039[2]	1,509	1,619
Freddie Mac 4.50% 2039[2]	354	379
Freddie Mac 6.50% 2039[2]	1,696	1,930
Freddie Mac 4.50% 2040[2]	1,940	2,090
Freddie Mac 4.00% 2041[2]	1,454	1,554
Freddie Mac 4.50% 2041[2]	5,480	5,915
Freddie Mac 4.50% 2041[2]	1,835	1,981
Freddie Mac 4.50% 2041[2]	1,158	1,250
Freddie Mac 4.50% 2042[2]	3,157	3,389
Freddie Mac 4.50% 2042[2]	1,520	1,631
Government National Mortgage Assn. 2.50% 2027[2]	1,676	1,766
Government National Mortgage Assn. 2.50% 2027[2]	759	801
Government National Mortgage Assn. 2.50% 2027[2]	424	448
Government National Mortgage Assn. 3.00% 2027[2]	1,635	1,750
Government National Mortgage Assn. 3.50% 2043[2]	3,500	3,804
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.291% 2037[2,3]	53	54
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.871% 2045[2,3]	1,435	1,656
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 2046[2,5]	1,125	1,211
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[2,5]	2,500	2,716
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.728% 2049[2,3]	2,035	2,396
First Data Corp. 9.875% 2015	1,269	1,301
First Data Corp. 9.875% 2015	38	39
First Data Corp. 10.55% 2015[6]	19	20
First Data Corp. 11.25% 2016	1,000	985
First Data Corp., Term Loan D, 5.211% 2017[2,3,7]	US$1,472	US$1,450
First Data Corp. 6.75% 2020[5]	2,850	2,893
First Data Corp. 12.625% 2021	1,148	1,214
Sprint Capital Corp. 6.90% 2019	3,500	3,832
Sprint Nextel Corp. 7.00% 2020	1,250	1,372
Sprint Nextel Corp. 6.00% 2022	2,250	2,323
Sprint Capital Corp. 8.75% 2032	250	307
Anheuser-Busch InBev NV 3.625% 2015	980	1,046
Anheuser-Busch InBev NV 6.875% 2019	290	381
Anheuser-Busch InBev NV 7.75% 2019	2,695	3,601
Anheuser-Busch InBev NV 5.375% 2020	1,000	1,218
Anheuser-Busch InBev NV 2.50% 2022	720	725
Anheuser-Busch InBev NV 3.75% 2042	500	503
AbbVie Inc. 1.75% 2017[5]	760	769
AbbVie Inc. 2.90% 2022[5]	3,045	3,104
AbbVie Inc. 4.40% 2042[5]	3,230	3,437
Deutsche Telekom International Finance BV 5.875% 2013	810	837
Deutsche Telekom International Finance BV 3.125% 2016[5]	760	804
Deutsche Telekom International Finance BV 9.25% 2032	2,980	4,763
Deutsche Telekom International Finance BV 4.875% 2042[5]	150	160
Frontier Communications Corp. 8.25% 2017	1,300	1,508
Frontier Communications Corp. 8.50% 2020	1,350	1,559
Frontier Communications Corp. 9.25% 2021	1,850	2,178
Frontier Communications Corp. 7.125% 2023	1,050	1,117
Reynolds Group Inc. 7.125% 2019	1,000	1,080
Reynolds Group Inc. 9.00% 2019	2,000	2,090
Reynolds Group Inc. 5.75% 2020[5]	3,000	3,105
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037[2]	36	36
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.867% 2038[2,3]	900	1,036
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[2]	4,500	5,200
Murray Street Investment Trust I 4.647% 2017[8]	1,500	1,624
Goldman Sachs Group, Inc. 5.25% 2021	1,300	1,483
Goldman Sachs Group, Inc. 5.75% 2022	2,365	2,798
Goldman Sachs Group, Inc. 6.25% 2041	270	332
Express Scripts Inc. 3.125% 2016	4,455	4,699
Express Scripts Inc. 3.90% 2022[5]	1,410	1,522
Polish Government 6.375% 2019	2,675	3,345
Polish Government 5.125% 2021	1,560	1,854
Polish Government 5.00% 2022	675	799
Comcast Corp. 5.30% 2014	750	787
Comcast Corp. 6.30% 2017	320	393
Comcast Corp. 5.875% 2018	890	1,073
Comcast Corp. 3.125% 2022	1,450	1,512
Comcast Corp. 5.65% 2035	250	294
Comcast Corp. 6.95% 2037	820	1,113
Comcast Corp. 6.40% 2040	550	713
Transocean Inc. 2.50% 2017	350	354
Transocean Inc. 6.375% 2021	3,305	4,020
Transocean Inc. 3.80% 2022	1,400	1,436
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	170	182
Westfield Group 7.50% 2014[5]	855	931
Westfield Group 5.70% 2016[5]	640	731
Westfield Group 7.125% 2018[5]	1,870	2,306
Westfield Group 4.625% 2021[5]	910	1,020
Westfield Group 3.375% 2022[5]	540	555
Burlington Northern Santa Fe LLC 5.75% 2018	40	48
Burlington Northern Santa Fe LLC 4.70% 2019	370	427
Burlington Northern Santa Fe LLC 3.45% 2021	2,730	2,940
Burlington Northern Santa Fe LLC 4.10% 2021	1,000	1,116
Burlington Northern Santa Fe LLC 3.05% 2022	US$1,100	US$1,138
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.60% 2040	3,470	5,095
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	285	411
Citigroup Inc. 4.75% 2015	2,500	2,696
Citigroup Inc. 6.125% 2018	214	257
Citigroup Inc., Series B, junior subordinated 5.90% (undated)[3]	1,000	1,014
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[3]	1,500	1,521
ArcelorMittal 5.00% 2017[3]	2,750	2,778
ArcelorMittal 5.75% 2021[3]	1,665	1,661
ArcelorMittal 6.50% 2022[3]	670	704
Turkey (Republic of) 6.25% 2022	3,120	3,897
Turkey (Republic of) 6.75% 2040	870	1,184
StatoilHydro ASA 1.80% 2016	1,500	1,543
StatoilHydro ASA 1.20% 2018	770	771
StatoilHydro ASA 5.25% 2019	500	600
Statoil ASA 3.15% 2022	340	360
StatoilHydro ASA 2.45% 2023	720	719
Statoil ASA 4.25% 2041	1,000	1,077
Latvia (Republic of) 5.25% 2017[5]	2,900	3,258
Latvia (Republic of) 5.25% 2021	1,505	1,751
International Business Machines Corp. 0.75% 2015	3,600	3,624
International Business Machines Corp. 1.875% 2022	1,220	1,175
General Electric Capital Corp. 3.15% 2022	1,750	1,790
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[3]	2,600	2,844
Hospitality Properties Trust 6.30% 2016	2,000	2,207
Hospitality Properties Trust 6.70% 2018	905	1,040
Hospitality Properties Trust 5.00% 2022	1,250	1,324
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.219% 2044[2,3]	1,150	1,279
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[2]	2,740	3,148
Lithuania (Republic of) 6.75% 2015	990	1,093
Lithuania (Republic of) 6.125% 2021[5]	1,765	2,182
Lithuania (Republic of) 6.625% 2022[5]	750	962
Realogy Corp., Term Loan B, 4.461% 2016[2,3,7]	477	479
Realogy Corp., Letter of Credit, 4.461% 2016[2,3,7]	35	35
Realogy Corp. 7.875% 2019[5]	2,250	2,464
Realogy Corp. 7.625% 2020[5]	1,000	1,137
Prologis, Inc. 7.625% 2014	600	657
Prologis, Inc. 6.125% 2016	690	790
Prologis, Inc. 6.625% 2018	830	1,003
Prologis, Inc. 7.375% 2019	1,200	1,489
HCA Inc. 6.375% 2015	2,240	2,433
HCA Inc. 6.50% 2020	800	902
HCA Holdings Inc. 6.25% 2021	550	565
Enbridge Energy Partners, LP, Series B, 6.50% 2018	820	999
Enbridge Energy Partners, LP 9.875% 2019	750	1,016
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,733
British American Tobacco International Finance PLC 2.125% 2017[5]	575	590
British American Tobacco International Finance PLC 9.50% 2018[5]	2,253	3,136
Pan Pacific Retail Properties, Inc. 6.125% 2013	215	215
Kimco Realty Corp., Series C, 4.904% 2015	235	252
Kimco Realty Corp. 5.70% 2017	500	576
Kimco Realty Corp. 4.30% 2018	985	1,084
Kimco Realty Corp. 6.875% 2019	1,250	1,545
Telecom Italia Capital SA 7.175% 2019	1,194	1,392
Telecom Italia Capital SA 7.20% 2036	466	489
Telecom Italia Capital SA 7.721% 2038	1,551	1,687
Simon Property Group, LP 4.20% 2015	625	663
Simon Property Group, LP 1.50% 2018[5]	1,810	1,801
Simon Property Group, LP 10.35% 2019	750	1,073
UniCredito Italiano SpA 6.00% 2017[5]	US$2,425	US$2,486
HVB Funding Trust I, junior subordinated 8.741% 2031[5]	850	759
HVB Funding Trust III, junior subordinated 9.00% 2031[5]	300	271
Bank of America Corp. 3.75% 2016	1,500	1,604
Bank of America Corp. 5.75% 2017	405	472
Bank of America Corp. 5.00% 2021	1,250	1,428
HSBC Finance Corp. 0.741% 2016[3]	2,800	2,722
HSBC Holdings PLC 4.00% 2022	700	767
SBC Communications Inc. 5.10% 2014	100	107
AT&T Inc. 1.40% 2017	2,370	2,372
AT&T Inc. 4.30% 2042[5]	1,000	1,005
UBS AG 5.75% 2018	2,855	3,392
Petrobras International Finance Co. 5.75% 2020	810	925
Petrobras International Finance Co. 5.375% 2021	1,750	1,977
Petrobras International Finance Co. 6.875% 2040	380	485
MGM Resorts International 5.875% 2014	1,250	1,306
MGM Resorts International 6.625% 2015	1,000	1,077
MGM Resorts International 6.75% 2020[5]	300	307
MGM Resorts International 6.625% 2021	675	676
Progress Energy, Inc. 6.05% 2014	1,000	1,062
Progress Energy, Inc. 7.05% 2019	1,210	1,522
Progress Energy, Inc. 7.75% 2031	550	752
American Tower Corp. 7.00% 2017	2,700	3,231
Volvo Treasury AB 5.95% 2015[5]	2,920	3,188
American International Group, Inc. 3.00% 2015	1,500	1,562
American International Group, Inc. 3.80% 2017	1,500	1,625
BG Energy Capital PLC 2.875% 2016[5]	790	834
BG Energy Capital PLC 4.00% 2021[5]	2,010	2,217
BNP Paribas 5.00% 2021	2,700	3,035
Norfolk Southern Corp. 5.75% 2016	985	1,121
Norfolk Southern Corp. 3.25% 2021	835	875
Norfolk Southern Corp. 3.00% 2022	1,000	1,027
Korea Development Bank 5.30% 2013	1,350	1,352
Korea Development Bank 8.00% 2014	1,550	1,661
Tennessee Valley Authority 5.88% 2036	500	699
Tennessee Valley Authority 5.25% 2039	1,750	2,300
CenterPoint Energy Resources Corp. 4.50% 2021	2,630	2,993
Limited Brands, Inc. 7.00% 2020	1,585	1,831
Limited Brands, Inc. 5.625% 2022	1,000	1,092
Shell International Finance BV 4.00% 2014	1,010	1,055
Shell International Finance BV 3.625% 2042	1,870	1,855
Jaguar Land Rover PLC 7.75% 2018[5]	2,600	2,847
Morgan Stanley, Series F, 5.625% 2019	2,500	2,829
iStar Financial Inc., Term Loan B, 5.75% 2017[2,3,7]	2,771	2,806
Woodside Finance Ltd. 4.60% 2021[5]	2,510	2,769
Gilead Sciences, Inc. 2.40% 2014	200	206
Gilead Sciences, Inc. 3.05% 2016	1,505	1,613
Gilead Sciences, Inc. 4.40% 2021	830	947
Amgen Inc. 2.50% 2016	1,650	1,735
Amgen Inc. 2.125% 2017	950	985
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	525	555
Williams Partners L.P. 4.125% 2020	375	408
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	925	1,066
Williams Partners L.P. 3.35% 2022	670	682
EchoStar DBS Corp 7.125% 2016	300	337
DISH DBS Corp. 4.625% 2017	250	262
DISH DBS Corp 6.75% 2021	1,800	2,061
Cricket Communications, Inc. 7.75% 2016	2,500	2,659
GlaxoSmithKline Capital Inc. 4.85% 2013	600	610
GlaxoSmithKline Capital Inc. 1.50% 2017	2,000	2,031
JPMorgan Chase & Co. 3.45% 2016	US$1,500	US$1,594
JPMorgan Chase & Co. 3.25% 2022	1,000	1,031
Univision Communications Inc., Term Loan B, 4.462% 2017[2,3,7]	1,528	1,506
Univision Communications Inc. 8.50% 2021[5]	1,040	1,079
Roche Holdings Inc. 6.00% 2019[5]	1,280	1,597
Roche Holdings Inc. 7.00% 2039[5]	630	951
Virgin Media Finance PLC 8.375% 2019[5]	800	912
Virgin Media Secured Finance PLC 5.25% 2021	735	859
Virgin Media Finance PLC 4.875% 2022	750	771
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	1,250	1,344
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[6]	1,058	1,153
Time Warner Cable Inc. 6.75% 2018	815	1,019
Time Warner Cable Inc. 5.00% 2020	1,000	1,165
Time Warner Cable Inc. 4.00% 2021	250	275
Total Capital International 1.55% 2017	1,070	1,087
Total Capital International 2.875% 2022	1,115	1,165
Total Capital International 2.70% 2023	200	204
Kinder Morgan Energy Partners, LP 6.00% 2017	140	164
Kinder Morgan Energy Partners, LP 6.85% 2020	580	731
Kinder Morgan Energy Partners, LP 3.45% 2023	1,500	1,546
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[2,5]	1,129	1,223
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[2,5]	1,000	1,198
Volkswagen International Finance NV 1.625% 2013[5]	850	856
Volkswagen International Finance NV 2.375% 2017[5]	1,500	1,546
SABMiller Holdings Inc. 2.45% 2017[5]	610	636
SABMiller Holdings Inc. 4.95% 2042[5]	1,500	1,702
Boyd Gaming Corp. 7.125% 2016	350	345
Boyd Gaming Corp. 9.125% 2018	700	718
Boyd Gaming Corp. 9.00% 2020[5]	1,275	1,262
PTT Exploration & Production Ltd. 5.692% 2021[5]	2,000	2,305
Intesa Sanpaolo SpA 6.50% 2021[5]	2,180	2,299
CEVA Group PLC 11.625% 2016[5]	625	645
CEVA Group PLC 8.375% 2017[5]	825	821
CEVA Group PLC 11.50% 2018[5]	75	63
CEVA Group PLC 12.75% 2020[5]	1,000	753
Needle Merger Sub Corp. 8.125% 2019[5]	2,200	2,250
Verizon Communications Inc. 4.75% 2041	275	312
Verizon Communications Inc. 6.00% 2041	1,475	1,927
Slovenia (Republic of) 5.50% 2022[5]	2,075	2,184
Quintiles, Term Loan B-2, 4.50% 2018[2,3,7]	2,172	2,172
VPI Escrow Corp. 6.375% 2020[5]	2,005	2,160
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	2,000	2,160
Bahrain Government 5.50% 2020	2,000	2,160
Russian Federation 3.25% 2017[5]	1,200	1,278
Russian Federation 5.625% 2042[5]	700	872
Inmet Mining Corp. 8.75% 2020[5]	1,950	2,140
CIT Group Inc. 5.00% 2017	2,000	2,130
Telefónica Emisiones, SAU 3.992% 2016	640	668
Telefónica Emisiones, SAU 5.134% 2020	600	632
Telefónica Emisiones, SAU 5.462% 2021	765	818
Pernod Ricard SA 2.95% 2017[5]	2,000	2,105
Canadian National Railway Co. 4.95% 2014	2,005	2,097
DaimlerChrysler North America Holding Corp. 2.40% 2017[5]	2,000	2,057
United Mexican States Government Global 5.95% 2019	1,660	2,050
QGOG Constellation S.A. 6.25% 2019[5]	1,950	2,038
Jackson National Life Global 5.375% 2013[5]	1,990	2,024
Xstrata Canada Financial Corp. 2.45% 2017[5]	2,000	2,021
BE Aerospace, Inc. 5.25% 2022	1,895	2,018
Reliance Holdings Ltd. 5.40% 2022[5]	1,750	1,959
U.S. DOLLARS (continued)
PNC Financial Services Group, Inc., 2.854% 2022[8]	US$1,920	US$1,933
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,7]	1,471	1,407
SRA International, Inc. 11.00% 2019	500	513
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	1,900	1,918
Rio Tinto Finance (USA) Ltd. 2.875% 2022	1,890	1,904
FMG Resources 8.25% 2019[5]	1,750	1,873
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046[2]	785	900
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.685% 2049[2,3]	835	971
SunGard Data Systems Inc. 7.375% 2018	1,700	1,830
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,826
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	250	313
Consumers Energy Co. 2.85% 2022	1,440	1,490
Iron Mountain Inc. 5.75% 2024	1,750	1,781
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[2,3]	1,165	1,228
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[2,3]	520	552
Standard Chartered PLC 3.85% 2015[5]	1,670	1,764
Esterline Technologies Corp. 6.625% 2017	865	893
Esterline Technologies Corp. 7.00% 2020	760	846
AvalonBay Communities, Inc. 2.85% 2023	1,750	1,729
CEMEX Finance LLC 9.375% 2022[5]	1,505	1,701
Hughes Satellite Systems Corp. 6.50% 2019	500	554
Hughes Satellite Systems Corp. 7.625% 2021	1,000	1,143
JMC Steel Group Inc. 8.25% 2018[5]	1,600	1,680
Gazprom OJSC 4.95% 2016[5]	750	807
Gazprom OJSC 5.999% 2021	750	869
United Rentals, Inc. 7.375% 2020[5]	1,500	1,654
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[2]	49	50
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[2]	1,405	1,600
Slovakia Government 4.375% 2022[5]	1,500	1,640
Petróleos Mexicanos 5.50% 2044	1,475	1,626
PDC Energy Inc. 7.75% 2022[5]	1,550	1,596
MacDermid 9.50% 2017[5]	1,525	1,596
Koninklijke KPN NV 8.375% 2030	1,200	1,585
Ply Gem Industries, Inc. 8.25% 2018	1,450	1,573
SUPERVALU Inc. 7.50% 2014	275	268
SUPERVALU Inc., Term Loan B, 8.00% 2018[2,3,7]	1,269	1,291
Hungarian Government 6.25% 2020	1,400	1,552
TXU, Term Loan, 3.713% 2014[2,3,7]	215	164
TXU, Term Loan, 4.713% 2017[2,3,7]	859	579
Texas Competitive Electric Holdings Co. LLC, 11.50% 2020[5]	1,000	788
Apache Corp. 2.625% 2023	1,530	1,529
inVentiv Health Inc. 9.00% 2018[5]	1,500	1,519
US Investigations Services, Inc., Term Loan B, 2.961% 2015[2,3,7]	174	162
US Investigations Services, Inc., Term Loan D, 7.75% 2015[2,3,7]	705	701
US Investigations Services, Inc. 10.50% 2015[5]	700	616
US Investigations Services, Inc. 11.75% 2016[5]	45	34
ARAMARK Corp. 8.50% 2015	955	961
ARAMARK Corp. 8.625% 2016[3,5,6]	500	513
United Technologies Corp. 1.80% 2017	1,430	1,473
Boston Scientific Corp. 6.00% 2020	1,250	1,459
Teekay Corp. 8.50% 2020	1,375	1,458
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	1,250	1,454
CEZ, a s 4.25% 2022[5]	1,340	1,441
Braskem America Finance Co. 7.125% 2041[5]	1,050	1,110
Braskem America Finance Co. 7.125% 2041	300	317
Marks and Spencer Group PLC 6.25% 2017[5]	1,250	1,405
Chevron Corp. 1.104% 2017	580	585
Chevron Corp. 4.95% 2019	680	812
National CineMedia, LLC 6.00% 2022	1,300	1,385
Georgia Gulf Corp. 9.00% 2017[5]	US$1,238	US$1,383
Alpha Natural Resources, Inc. 6.00% 2019	500	463
Alpha Natural Resources, Inc. 6.25% 2021	1,000	920
Vodafone Group PLC, Term Loan B, 6.875% 2015[2,6,7]	941	972
Vodafone Group PLC, Term Loan B, 6.25% 2016[2,6,7,9]	387	399
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	250	256
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	750	1,110
Time Warner Inc. 4.75% 2021	740	851
Time Warner Inc. 6.50% 2036	240	300
Time Warner Inc. 6.25% 2041	170	210
Husky Energy Inc. 7.25% 2019	1,040	1,351
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	175	189
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	1,025	1,153
Wind Acquisition SA 11.75% 2017[5]	825	868
Wind Acquisition SA 7.25% 2018[5]	450	458
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[5]	1,240	1,292
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[5]	1,100	1,188
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[5]	75	89
Energy Transfer Partners, LP 7.50% 2020	1,100	1,276
Royal Caribbean Cruises Ltd. 5.25% 2022	1,200	1,275
Bermudan Government 5.603% 2020[5]	800	942
Bermudan Government 4.138% 2023[5]	300	320
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	1,175	1,260
Quebecor Media Inc. 5.75% 2023[5]	1,175	1,244
Altria Group, Inc. 9.95% 2038	750	1,237
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	1,200	1,224
Anadarko Petroleum Corp. 6.375% 2017	1,020	1,219
McClatchy Co. 9.00% 2022[5]	1,175	1,206
Croatian Government 6.625% 2020[5]	580	666
Croatian Government 6.375% 2021[5]	470	537
Developers Diversified Realty Corp. 7.50% 2017	1,000	1,200
Newcrest Finance Pty Ltd. 4.45% 2021[5]	620	653
Newcrest Finance Pty Ltd. 4.20% 2022[5]	530	546
France Government Agency-Guaranteed, Société Finance 2.875% 2014[5]	1,150	1,197
Cardinal Health, Inc. 4.625% 2020	1,050	1,193
NBCUniversal Media, LLC 5.15% 2020	1,000	1,186
RBS Global, Inc. and Rexnord LLC 8.50% 2018	1,075	1,170
Warner Music Group 11.50% 2018	1,000	1,160
Barclays Bank PLC 5.125% 2020	1,000	1,140
Entergy Corp. 4.70% 2017	1,050	1,138
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	1,075	1,125
Bon-Ton Department Stores Inc. 10.625% 2017[5]	1,150	1,124
Academy Sports 9.25% 2019[5]	1,000	1,115
Michaels Stores, Inc. 7.75% 2018	1,000	1,102
Kraft Foods Inc. 2.25% 2017[5]	455	471
Kraft Foods Inc. 5.375% 2020[5]	523	628
Union Pacific Corp. 5.70% 2018	200	243
Union Pacific Corp. 6.15% 2037	650	849
Unum Group 5.625% 2020	945	1,080
Ball Corp. 5.00% 2022	1,000	1,075
Kroger Co. 7.50% 2014	1,000	1,070
Sri Lanka (Republic of) 5.875% 2022[5]	1,000	1,068
Teco Finance, Inc. 6.572% 2017	30	36
Teco Finance, Inc. 5.15% 2020	45	52
Tampa Electric Co. 4.10% 2042	930	976
Pfizer Inc 6.20% 2019	840	1,062
Arch Coal, Inc. 7.00% 2019	1,125	1,052
Toronto-Dominion Bank 2.375% 2016	1,000	1,051
Del Monte Corp. 7.625% 2019	1,000	1,047
NXP BV and NXP Funding LLC 3.09% 2013[3]	US$ 75	US$ 75
NXP BV and NXP Funding LLC 9.75% 2018[5]	800	931
ABB Finance (USA) Inc. 1.625% 2017	470	476
ABB Finance (USA) Inc. 2.875% 2022	510	523
Stater Bros. Holdings Inc. 7.75% 2015	900	922
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	700	660
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	300	262
International Lease Finance Corp. 4.875% 2015	885	919
Continental Resources Inc. 8.25% 2019	225	253
Continental Resources Inc. 7.375% 2020	75	85
Continental Resources Inc. 7.125% 2021	500	568
Consolidated Edison Company of New York, Inc., Series 2012 A, 4.20% 2042	840	896
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[5]	855	894
Concho Resources Inc. 8.625% 2017	400	438
Concho Resources Inc. 7.00% 2021	400	448
Grifols Inc. 8.25% 2018	800	885
LightSquared, Term Loan B, 12.00% 2014[2,6,7,10]	1,014	865
Electricité de France SA 6.95% 2039[5]	625	836
DAE Aviation Holdings, Inc. 11.25% 2015[5]	795	821
American Electric Power Co. 1.65% 2017	815	819
International Paper Co. 7.30% 2039	600	814
Nufarm Ltd. 6.375% 2019[5]	775	814
Northern States Power Co., First Mortgage Bonds, 2.15% 2022	815	806
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[2]	750	784
Nortek Inc. 10.00% 2018	700	782
Tower Automotive Holdings 10.625% 2017[5]	697	767
Odebrecht Finance Ltd 5.125% 2022[5]	700	761
South Korean Government 5.75% 2014	700	744
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 2013[2,3,7]	126	128
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.211% 2014[2,3,7]	11	6
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 2014[2,3,7]	477	259
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 2014[2,3,7]	409	231
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015[10]	525	47
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[6,10]	351	32
Ingles Markets, Inc. 8.875% 2017	650	696
Fox Acquisition LLC, Term-Loan B, 5.50% 2017[2,3,7]	658	668
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 2017[2,3,7]	656	664
Patheon Inc., Term Loan B1, 7.25% 2018[2,3,7]	665	662
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	625	660
Staples, Inc. 9.75% 2014	600	652
Symbion Inc. 8.00% 2016	630	652
SBA Communications Corp. 5.75% 2020[5]	600	640
Toys “R” Us Property Co. II, LLC 8.50% 2017	225	240
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[2,3,7]	419	398
Cox Communications, Inc. 3.25% 2022[5]	595	614
Level 3 Communications, Inc. 8.125% 2019	400	438
Level 3 Communications, Inc. 11.875% 2019	150	174
Biogen Idec Inc. 6.00% 2013	600	605
TRAC Intermodal 11.00% 2019[5]	575	601
Phillips 66 5.875% 2042[5]	490	590
Kraft Foods Inc. 5.375% 2020	477	576
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.296% 2044[2,3]	500	562
Access Midstream Partners, L.P. 4.875% 2023	550	559
Regions Financial Corp. 4.85% 2013	250	253
Regions Financial Corp. 4.875% 2013	50	51
Regions Financial Corp. 7.75% 2014	100	111
Regions Financial Corp. 5.75% 2015	130	141
Host Hotels & Resorts LP 6.00% 2020	500	552
Centene Corp. 5.75% 2017	500	540
Denbury Resources Inc. 9.75% 2016	US$500	US$ 531
Serena Software, Inc. 10.375% 2016	502	517
McKesson Corp. 0.95% 2015	185	185
McKesson Corp. 3.25% 2016	180	193
McKesson Corp. 2.70% 2022	125	125
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 2023[2]	400	486
Macy’s Retail Holdings, Inc. 7.875% 2015[3]	411	479
Atlas Copco AB 5.60% 2017[5]	400	469
Blackboard Inc., Term Loan B, 7.50% 2018[2,3,7]	455	460
PTS Acquisition Corp. 9.50% 2015[6]	446	457
Enterprise Products Operating LLC 4.05% 2022	400	443
HBOS PLC 6.75% 2018[5]	375	405
ACE INA Holdings Inc. 2.60% 2015	365	383
TransCanada PipeLines Ltd. 7.625% 2039	250	376
HDTFS Inc. 6.25% 2022[5]	350	374
Iberdrola Finance Ireland 3.80% 2014[5]	335	344
Royal Bank of Scotland PLC 5.625% 2020	290	337
Cliffs Natural Resources Inc. 4.875% 2021	335	333
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[2]	280	322
National Grid PLC 6.30% 2016	250	290
CNA Financial Corp. 7.35% 2019	230	289
AXA SA 8.60% 2030	220	276
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	31	35
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	64	73
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	133	153
State of New Jersey, Economic Development Authority, Energy Facility Revenue (ACR Energy Partners, LLC Project),
Series 2011-B, 12.00% 2030[5]	240	259
Thomson Reuters Corp. 5.95% 2013	250	257
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,5]	250	255
Veolia Environnement 6.00% 2018	200	235
tw telecom holdings inc. 5.375% 2022[5]	200	210
E.ON International Finance BV 6.65% 2038[5]	150	205
Ireland Government Agency-Guaranteed, Irish Life & Permanent 3.60% 2013[5]	200	201
France Télécom 4.375% 2014	140	147
Canadian Natural Resources Ltd. 5.70% 2017	100	118
NCL Corp. Ltd. 9.50% 2018	100	111
Santander Issuances, SA Unipersonal 6.50% 2019[3,5]	100	102
Tyson Foods, Inc. 6.60% 2016[3]	40	46
Midwest Generation, LLC, Series B, 8.56% 2016[2]	40	40
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015[2]	22	23
Northwest Airlines, Inc., Term Loan B, 3.81% 2013[2,3,7]	3	3
Northwest Airlines, Inc., Term Loan A, 2.06% 2018[2,3,7]	7	6
		1,094,670

Total bonds, notes & other debt instruments (cost: $2,362,709,000)		2,487,162

Common stocks — 0.00%	Shares

U.S. DOLLARS — 0.00%
Atrium Corp.[9,11,12]	2	—[13]

Total common stocks (cost: $0)		—[13]

	Principal amount	Value
Short-term securities — 8.56%	(000)	(000)

Freddie Mac 0.07%–0.14% due 2/27–5/1/2013	US$56,300	US$ 56,290
Commonwealth Bank of Australia 0.20% due 1/8/2013[5]	30,000	29,999
Federal Home Loan Bank 0.125%–0.152% due 3/4–4/1/2013	28,500	28,499
Private Export Funding Corp. 0.26% due 6/18/2013[5]	22,300	22,263
Svenska Handelsbanken Inc. 0.26% due 2/15/2013[5]	22,000	21,994
Fannie Mae 0.115% due 3/13/2013	21,800	21,799
Bank of Nova Scotia 0.02%–0.12% due 1/2/2013	16,000	16,000
Old Line Funding, LLC 0.20% due 1/9/2013[5]	15,500	15,500
Province of Ontario 0.14% due 1/14/2013	12,200	12,199

Total short-term securities (cost: $224,532,000)		224,543

Total investment securities (cost: $2,587,241,000)		2,711,705
Other assets less liabilities		(89,089)

Net assets		US$2,622,616

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $4,066,000, which represented .16% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $241,301,000, which represented 9.20% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $18,473,000, which represented .70% of the net assets of the fund.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $399,000, which represented .02% of the net assets of the fund.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Security did not produce income during the last 12 months.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 4/30/2010 at a cost of less than $1,000) may be subject to legal or contractual restrictions on resale.
[13]	Amount less than one thousand.

High-Income Bond FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Bonds, notes & other debt instruments — 92.51%	(000)	(000)

CONSUMER DISCRETIONARY — 16.93%
MGM Resorts International 5.875% 2014	$10,080	$10,534
MGM Resorts International 6.625% 2015	6,550	7,058
MGM Resorts International 6.875% 2016	5,000	5,313
MGM Resorts International 7.50% 2016	4,375	4,714
MGM Resorts International 8.625% 2019[1]	600	672
MGM Resorts International 6.75% 2020[1]	1,450	1,484
MGM Resorts International 6.625% 2021	3,450	3,454
MGM Resorts International 7.75% 2022	3,000	3,225
Boyd Gaming Corp. 6.75% 2014	2,420	2,420
Boyd Gaming Corp. 7.125% 2016	7,480	7,368
Boyd Gaming Corp. 9.125% 2018	9,190	9,420
Boyd Gaming Corp. 9.00% 2020[1]	5,500	5,445
Univision Communications Inc., Term Loan B, 4.462% 2017[2,3,4]	16,240	16,005
Univision Communications Inc. 8.50% 2021[1]	4,570	4,741
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	3,600	3,942
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	7,925	8,569
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	2,000	2,168
CCO Holdings LLC and CCO Holdings Capital Corp. 7.375% 2020	2,000	2,230
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	2,250	2,531
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	11,950	12,846
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016[1]	2,000	2,150
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[5]	3,628	3,955
EchoStar DBS Corp 7.75% 2015	1,000	1,124
EchoStar DBS Corp 7.125% 2016	1,000	1,125
DISH DBS Corp. 4.625% 2017	6,875	7,202
DISH DBS Corp 7.875% 2019	700	833
DISH DBS Corp 6.75% 2021	3,875	4,437
DISH DBS Corp. 5.875% 2022	525	567
Revel Entertainment, Term Loan, 8.50% 2015[2,3,4]	867	849
Revel Entertainment, Term Loan, 10.00% 2015[2,3,4]	5,000	4,650
Revel Entertainment, Term Loan B, 9.00% 2017[2,3,4]	15,033	7,842
Revel AC, Inc. 12.00% 2018[5]	12,616	1,155
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 2016[2,3,4]	220	214
Toys “R” Us-Delaware, Inc. 7.375% 2016[1]	6,075	6,242
Toys “R” Us Property Co. II, LLC 8.50% 2017	2,900	3,089
Toys “R” Us Property Co. I, LLC 10.75% 2017	125	135
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[2,3,4]	4,112	3,912
Needle Merger Sub Corp. 8.125% 2019[1]	12,955	13,246
Royal Caribbean Cruises Ltd. 11.875% 2015	7,550	9,173
Royal Caribbean Cruises Ltd. 5.25% 2022	3,225	3,427
Limited Brands, Inc. 5.25% 2014	220	232
Limited Brands, Inc. 8.50% 2019	905	1,109
Limited Brands, Inc. 7.00% 2020	3,714	4,290
Limited Brands, Inc. 6.625% 2021	$3,375	$ 3,881
Limited Brands, Inc. 5.625% 2022	2,500	2,731
Michaels Stores, Inc., Term Loan B3, 4.813% 2016[2,3,4]	956	966
Michaels Stores, Inc., Term Loan B2, 4.813% 2016[2,3,4]	324	327
Michaels Stores, Inc. 11.375% 2016	2,400	2,514
Michaels Stores, Inc. 7.75% 2018	5,250	5,788
Caesars Entertainment Operating Co. 11.25% 2017	5,445	5,860
Caesars Entertainment Operating Co. 9.00% 2020[1]	2,650	2,663
J.C. Penney Co., Inc. 5.75% 2018	5,919	5,238
J.C. Penney Co., Inc. 5.65% 2020	2,930	2,556
Cinemark USA, Inc. 8.625% 2019	3,300	3,671
Cinemark USA, Inc. 5.125% 2022[1]	4,000	4,070
Neiman Marcus Group, Inc., Term Loan B, 4.75% 2018[2,3,4]	7,565	7,589
Videotron Ltd. 6.375% 2015	380	386
Quebecor Media Inc. 7.75% 2016	923	948
Quebecor Media Inc. 5.75% 2023[1]	5,425	5,744
DineEquity, Inc. 9.50% 2018	5,950	6,790
Jaguar Land Rover PLC 7.75% 2018[1]	4,035	4,418
Jaguar Land Rover PLC 8.125% 2021[1]	2,025	2,238
Virgin Media Secured Finance PLC 6.50% 2018	475	514
Virgin Media Finance PLC 8.375% 2019[1]	2,175	2,480
Virgin Media Finance PLC 4.875% 2022	3,225	3,314
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	5,800	6,068
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50% 2017[2,3,4]	4,645	4,695
Burlington Coat Factory Warehouse Corp. 10.00% 2019	1,250	1,356
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	4,000	4,450
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023[1]	875	895
Academy Sports 9.25% 2019[1]	4,700	5,241
Laureate Education, Inc. 9.25% 2019[1]	4,625	4,856
Warner Music Group 11.50% 2018	2,750	3,190
Warner Music Group 13.75% 2019	1,275	1,498
Burger King Corp 0%/11.00% 2019[1,6]	4,800	4,068
PETCO Animal Supplies, Inc. 9.25% 2018[1]	3,525	3,930
Mohegan Tribal Gaming Authority 10.50% 2016[1]	250	248
Mohegan Tribal Gaming Authority 11.00% 2018[1,2,5]	4,125	3,290
McClatchy Co. 9.00% 2022[1]	3,025	3,104
NCL Corp. Ltd. 11.75% 2016	2,650	3,008
Cumulus Media Holdings Inc. 7.75% 2019	2,685	2,651
Tower Automotive Holdings 10.625% 2017[1]	2,120	2,332
Local T.V. Finance LLC 9.25% 2015[1,2,5]	2,267	2,304
Carmike Cinemas, Inc. 7.375% 2019	2,000	2,170
National CineMedia, LLC 6.00% 2022	1,925	2,050
Education Management LLC and Education Management Finance Corp. 8.75% 2014	2,345	1,894
Fox Acquisition LLC, Term-Loan B, 5.50% 2017[2,3,4]	1,721	1,747
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	1,525	1,693
Bon-Ton Department Stores Inc. 10.625% 2017[1]	1,475	1,442
FCE Bank PLC 7.125% 2013	€1,000	1,323
Tenneco Inc. 6.875% 2020	$1,200	1,313
Cablevision Systems Corp. 5.875% 2022	1,300	1,308
UPC Germany GmbH 9.625% 2019	€800	1,196
Jarden Corp. 8.00% 2016	$1,100	1,174
Lamar Media Corp. 7.875% 2018	750	833
Allison Transmission Holdings, Inc., Term Loan B, 2.71% 2014[2,3,4]	690	694
LBI Media, Inc. 8.50% 2017[1]	1,000	262
LBI Media, Inc. 11.50% 2020[1,2,5,7]	635	393
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.00% 2018[2,5]	530	444
		346,903

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

INDUSTRIALS — 12.89%
CEVA Group PLC 11.625% 2016[1]	$ 6,415	$ 6,623
CEVA Group PLC 8.375% 2017[1]	2,700	2,686
CEVA Group PLC 11.50% 2018[1]	4,555	3,849
CEVA Group PLC 12.75% 2020[1]	11,440	8,609
Ply Gem Industries, Inc. 9.375% 2017[1]	2,650	2,829
Ply Gem Industries, Inc. 8.25% 2018	16,910	18,347
Hawker Beechcraft Acquisition Co., LLC, Debtor in Possession Delayed Draw, 9.75% 2013[2,3,4]	4,026	4,088
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.211% 2014[2,3,4]	572	310
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 4.25% 2014[2,3,4]	25,990	14,100
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.75% 2014[2,3,4]	1,952	1,103
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015[8]	1,385	125
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5,8]	8,998	810
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017[8]	650	—
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	19,055	19,436
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[2]	9,500	10,390
General Electric Capital Corp., Series A, junior subordinated 7.125% (undated)[2]	3,700	4,199
BE Aerospace, Inc. 5.25% 2022	12,155	12,945
Nortek Inc. 10.00% 2018	7,460	8,337
Nortek Inc. 8.50% 2021	3,260	3,635
US Investigations Services, Inc., Term Loan B, 2.961% 2015[2,3,4]	1,043	972
US Investigations Services, Inc., Term Loan D, 7.75% 2015[2,3,4]	4,450	4,427
US Investigations Services, Inc. 10.50% 2015[1]	4,420	3,890
US Investigations Services, Inc. 11.75% 2016[1]	2,831	2,137
DAE Aviation Holdings, Inc. 11.25% 2015[1]	10,035	10,361
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B 6.25% 2018[2,3,4]	686	697
DAE Aviation Holdings, Inc., Term Loan B2 6.25% 2018[2,3,4]	311	316
Euramax International, Inc. 9.50% 2016	10,880	10,200
ARAMARK Corp. 3.813% 2015[2]	175	175
ARAMARK Corp. 8.50% 2015	8,600	8,654
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	4,695	4,425
Navios Maritime Holdings Inc. 8.875% 2017	500	501
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	4,175	3,653
Esterline Technologies Corp. 6.625% 2017	2,670	2,757
Esterline Technologies Corp. 7.00% 2020	5,136	5,714
United Air Lines, Inc., Term Loan B, 2.25% 2014[2,3,4]	2,275	2,272
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[3]	249	264
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	154	162
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	42	43
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	502	547
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	245	261
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	399	437
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3]	23	23
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	2,103	2,302
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	846	963
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	1,065	1,140
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	1,287	1,435
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	3,000	3,368
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020[1]	3,500	3,500
JELD-WEN Escrow Corp. 12.25% 2017[1]	7,000	8,120
RBS Global, Inc. and Rexnord LLC 8.50% 2018	6,800	7,404
United Rentals, Inc. 7.375% 2020[1]	1,275	1,406
United Rentals, Inc. 7.625% 2022[1]	2,525	2,834
United Rentals, Inc. 6.125% 2023	2,500	2,650
Northwest Airlines, Inc., Term Loan B, 3.81% 2013[2,3,4]	748	739
Northwest Airlines, Inc., Term Loan A, 2.06% 2018[2,3,4]	2,523	2,372
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	2,311	2,551
TransDigm Inc. 7.75% 2018	2,775	3,084
TransDigm Inc. 5.50% 2020[1]	2,000	2,090
Iron Mountain Inc. 5.75% 2024	4,750	4,833
TRAC Intermodal 11.00% 2019[1]	$ 4,025	$ 4,206
CNH Capital LLC 3.875% 2015[1]	3,400	3,523
ADS Waste Escrow, Term Loan B, 5.25% 2019[2,3,4]	2,700	2,737
ADS Waste Escrow 8.25% 2020[1]	525	554
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC, Term Loan B, 5.00% 2019[2,3,4]	2,500	2,525
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	500	520
Odebrecht Finance Ltd 5.125% 2022[1]	2,340	2,545
Odebrecht Finance Ltd 6.00% 2023[1]	420	488
Brunswick Rail Finance Ltd. 6.50% 2017[1]	2,490	2,585
Aircastle Ltd. 6.25% 2019[1]	2,300	2,409
R.R. Donnelley & Sons Co. 6.125% 2017	730	710
R.R. Donnelley & Sons Co. 7.25% 2018	1,500	1,455
Florida East Coast Railway Corp. 8.125% 2017	1,800	1,917
ENA Norte Trust 4.95% 2028[1,3]	1,000	1,029
HDTFS Inc. 6.25% 2022[1]	925	990
		264,293

TELECOMMUNICATION SERVICES — 11.25%
Sprint Nextel Corp. 6.00% 2016	2,250	2,458
Sprint Nextel Corp. 8.375% 2017	9,250	10,799
Sprint Nextel Corp. 9.125% 2017	3,000	3,547
Sprint Nextel Corp. 9.00% 2018[1]	4,000	4,950
Sprint Nextel Corp. 7.00% 2020	13,250	14,542
Sprint Nextel Corp. 11.50% 2021	4,950	6,751
Sprint Nextel Corp. 6.00% 2022	5,750	5,937
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[1]	13,790	14,893
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 2015[1]	12,480	13,478
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	1,250	1,722
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[1]	9,135	10,825
Frontier Communications Corp. 8.25% 2017	10,150	11,774
Frontier Communications Corp. 8.125% 2018	1,250	1,444
Frontier Communications Corp. 8.50% 2020	5,775	6,670
Frontier Communications Corp. 9.25% 2021	4,525	5,328
Frontier Communications Corp. 8.75% 2022	550	641
Frontier Communications Corp. 7.125% 2023	5,375	5,718
Wind Acquisition SA 11.75% 2017[1]	17,618	18,543
Wind Acquisition SA 7.25% 2018[1]	5,975	6,080
Wind Acquisition SA 7.375% 2018	€4,075	5,480
Cricket Communications, Inc. 7.75% 2016	$17,485	18,600
Cricket Communications, Inc. 7.75% 2020	5,200	5,330
LightSquared, Term Loan B, 12.00% 2014[3,4,5,8]	17,291	14,741
Vodafone Group PLC, Term Loan B, 6.875% 2015[3,4,5]	6,983	7,210
Vodafone Group PLC, Term Loan B, 6.25% 2016[3,4,5,7]	6,480	6,691
Digicel Group Ltd. 12.00% 2014[1]	4,650	5,057
Digicel Group Ltd. 10.50% 2018[1]	1,000	1,110
Digicel Group Ltd. 8.25% 2020[1]	5,650	6,243
Trilogy International Partners, LLC, 10.25% 2016[1]	8,575	7,589
SBA Communications Corp. 5.75% 2020[1]	2,175	2,319
Level 3 Communications, Inc. 8.125% 2019	1,150	1,259
Level 3 Communications, Inc. 11.875% 2019	750	868
tw telecom holdings inc. 5.375% 2022[1]	1,500	1,577
Telecom Italia Capital SA 6.999% 2018	335	384
		230,558

HEALTH CARE — 10.26%
inVentiv Health Inc. 9.00% 2018[1]	8,225	8,328
inVentiv Health Inc. 10.00% 2018[1]	7,685	6,705
inVentiv Health Inc. 10.25% 2018[1]	16,890	14,737
Quintiles, Term Loan B-2, 4.50% 2018[2,3,4]	17,270	17,270
DJO Finance LLC 9.75% 2017	$ 3,920	$ 3,508
DJO Finance LLC 7.75% 2018	10,800	10,449
DJO Finance LLC 9.875% 2018[1]	2,500	2,594
VPI Escrow Corp. 6.375% 2020[1]	13,525	14,573
HCA Inc. 6.375% 2015	5,705	6,197
HCA Inc., Term Loan B2, 3.561% 2017[2,3,4]	1,451	1,457
HCA Inc. 6.50% 2020	2,000	2,255
HCA Holdings Inc. 6.25% 2021	1,495	1,536
HCA Inc. 7.50% 2022	2,450	2,817
Kinetic Concepts, Inc. 10.50% 2018[1]	5,325	5,611
Kinetic Concepts, Inc. 12.50% 2019[1]	8,215	7,897
PTS Acquisition Corp. 9.50% 2015[5]	5,372	5,508
PTS Acquisition Corp. 9.75% 2017	€4,445	6,116
Elan Finance PLC and Elan Finance Corp. 6.25% 2019[1]	$10,350	10,867
VWR Funding, Inc. 7.25% 2017[1]	8,070	8,514
Patheon Inc., Term Loan B1, 7.25% 2018[2,3,4]	8,350	8,313
Centene Corp. 5.75% 2017	7,280	7,862
Symbion Inc. 8.00% 2016	7,235	7,488
Tenet Healthcare Corp. 9.25% 2015	3,675	4,144
Tenet Healthcare Corp. 6.75% 2020[1]	3,185	3,292
Bausch & Lomb Inc. 9.875% 2015	6,510	6,738
Grifols Inc. 8.25% 2018	5,670	6,272
Surgical Care Affiliates, Inc. 8.875% 2015[1]	3,703	3,805
Surgical Care Affiliates, Inc. 10.00% 2017[1]	1,825	1,921
Rotech Healthcare Inc. 10.50% 2018	7,315	4,938
Multiplan Inc. 9.875% 2018[1]	3,655	4,094
Alkermes Inc., Term Loan B, 4.50% 2019[2,3,4]	3,636	3,678
Merge Healthcare Inc 11.75% 2015	2,915	3,145
Boston Scientific Corp. 6.00% 2020	2,250	2,626
INC Research LLC 11.50% 2019[1]	2,445	2,543
Accellent Inc. 8.375% 2017	2,000	2,110
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	430	461
		210,369

FINANCIALS — 9.78%
Realogy Corp., Term Loan B, 4.461% 2016[2,3,4]	18,818	18,900
Realogy Corp., Letter of Credit, 4.461% 2016[2,3,4]	1,327	1,332
Realogy Corp. 7.875% 2019[1]	11,850	12,976
Realogy Corp. 7.625% 2020[1]	750	853
Realogy Corp. 9.00% 2020[1]	1,750	2,021
CIT Group Inc., Series C, 4.75% 2015[1]	11,365	11,876
CIT Group Inc. 4.25% 2017	2,500	2,585
CIT Group Inc. 5.00% 2017	14,800	15,762
CIT Group Inc., Series C, 5.50% 2019[1]	2,250	2,464
iStar Financial Inc., Term Loan B, 5.75% 2017[2,3,4]	18,099	18,325
iStar Financial Inc., Series B, 9.00% 2017	2,380	2,606
International Lease Finance Corp. 4.875% 2015	16,810	17,463
International Lease Finance Corp. 8.625% 2015	2,000	2,255
Citigroup Inc., Series B, junior subordinated 5.90% (undated)[2]	5,500	5,577
Citigroup Inc., Series A, junior subordinated 5.95% (undated)[2]	7,550	7,654
Developers Diversified Realty Corp. 5.50% 2015	2,645	2,866
Developers Diversified Realty Corp. 9.625% 2016	3,870	4,753
Developers Diversified Realty Corp. 7.50% 2017	870	1,044
Developers Diversified Realty Corp. 7.875% 2020	1,375	1,764
Hospitality Properties Trust 7.875% 2014	320	342
Hospitality Properties Trust 5.125% 2015	155	163
Hospitality Properties Trust 6.30% 2016	295	326
Hospitality Properties Trust 5.625% 2017	905	1,000
Hospitality Properties Trust 6.70% 2018	325	373
Hospitality Properties Trust 5.00% 2022	7,500	7,941
Springleaf Finance Corp., Term Loan B, 5.50% 2017[2,3,4]	$ 8,730	$ 8,695
Royal Bank of Scotland Group PLC 4.70% 2018	3,555	3,581
RBS Capital Trust II 6.425% noncumulative trust (undated)[2]	1,685	1,483
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1,2]	1,265	1,208
HBOS PLC 6.75% 2018[1]	2,420	2,617
HBOS PLC 6.00% 2033[1]	3,627	3,345
Prologis, Inc. 7.625% 2014	1,000	1,094
Prologis, Inc. 6.625% 2018	1,570	1,898
Prologis, Inc. 7.375% 2019	1,125	1,396
Prologis, Inc. 6.875% 2020	625	757
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	1,513	1,555
Host Hotels & Resorts LP 5.875% 2019	25	27
Host Hotels & Resorts LP 6.00% 2021	2,750	3,169
Host Hotels & Resorts LP, Series C, 4.75% 2023	325	346
MetLife Capital Trust IV, junior subordinated 7.875% 2067[1,2]	2,005	2,476
MetLife Capital Trust X, junior subordinated 9.25% 2068[1,2]	1,300	1,800
MetLife Inc., junior subordinated 10.75% 2069[2]	500	759
Liberty Mutual Group Inc., Series B, 7.00% 2067[1,2]	1,815	1,813
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,2]	1,820	2,034
American Tower Corp. 7.00% 2017	1,500	1,795
American Tower Corp. 7.25% 2019	1,155	1,418
UnumProvident Finance Co. PLC 6.85% 2015[1]	800	906
Unum Group 7.125% 2016	1,225	1,444
Unum Group 5.625% 2020	330	377
NASDAQ OMX Group, Inc. 5.25% 2018	2,350	2,570
Synovus Financial Corp. 7.875% 2019	2,105	2,347
Crescent Resources 10.25% 2017[1]	2,050	2,173
FelCor Lodging Trust Inc. 5.625% 2023[1]	1,600	1,596
BBVA Bancomer SA 6.50% 2021[1]	1,075	1,199
HSBK (Europe) BV 7.25% 2021[1]	935	1,003
Allstate Corp., Series B, junior subordinated 6.125% 2067[2]	405	423
		200,525

ENERGY — 8.48%
NGPL PipeCo LLC 7.119% 2017[1]	600	657
NGPL PipeCo LLC 9.625% 2019[1]	13,750	15,881
Alpha Natural Resources, Inc. 9.75% 2018	7,000	7,595
Alpha Natural Resources, Inc. 6.00% 2019	4,600	4,255
Alpha Natural Resources, Inc. 6.25% 2021	4,350	4,002
Peabody Energy Corp. 6.00% 2018	7,150	7,633
Peabody Energy Corp. 6.25% 2021	3,950	4,217
QGOG Constellation S.A. 6.25% 2019[1]	10,950	11,443
CONSOL Energy Inc. 8.00% 2017	3,345	3,638
CONSOL Energy Inc. 8.25% 2020	6,500	7,069
Transocean Inc. 5.05% 2016	1,100	1,226
Transocean Inc. 6.375% 2021	7,365	8,958
Transocean Inc. 7.35% 2041	305	405
Arch Coal, Inc. 7.00% 2019	5,900	5,516
Arch Coal, Inc. 7.25% 2021	4,775	4,429
Laredo Petroleum, Inc. 9.50% 2019	6,825	7,661
Laredo Petroleum, Inc. 7.375% 2022	2,000	2,180
Petrobras International Finance Co. 5.75% 2020	2,605	2,976
Petrobras International Finance Co. 5.375% 2021	5,750	6,496
Teekay Corp. 8.50% 2020	8,543	9,056
Energy Transfer Partners, LP 7.50% 2020	7,025	8,149
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	6,900	7,400
PDC Energy Inc. 7.75% 2022[1]	6,975	7,184
Reliance Holdings Ltd. 5.40% 2022[1]	4,250	4,757
Gazprom OJSC 4.95% 2016[1]	1,500	1,614
Gazprom OJSC 5.999% 2021[1]	$ 1,100	$ 1,275
Gazprom OJSC, Series 9, 6.51% 2022	1,400	1,677
Concho Resources Inc. 7.00% 2021	3,700	4,144
Denbury Resources Inc. 9.75% 2016	2,400	2,550
Denbury Resources Inc. 8.25% 2020	1,096	1,238
Access Midstream Partners, L.P. 4.875% 2023	3,225	3,277
Dolphin Energy Ltd. 5.50% 2021[1]	2,600	3,039
Plains Exploration & Production Co. 6.50% 2020	2,450	2,726
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[2]	2,135	2,290
Continental Resources Inc. 7.375% 2020	275	312
Continental Resources Inc. 7.125% 2021	1,500	1,702
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,3]	1,710	1,928
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2018[1,3]	1,646	1,741
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	805	915
Transportadora de Gas Internacional 5.70% 2022[1]	500	555
		173,766

MATERIALS — 8.13%
Reynolds Group Inc. 8.50% 2018	990	1,020
Reynolds Group Inc. 7.125% 2019	740	799
Reynolds Group Inc. 7.875% 2019	1,250	1,397
Reynolds Group Inc. 9.00% 2019	2,760	2,884
Reynolds Group Inc. 9.875% 2019	9,885	10,626
Reynolds Group Inc. 5.75% 2020[1]	26,005	26,915
Inmet Mining Corp. 8.75% 2020[1]	13,385	14,690
Inmet Mining Corp. 7.50% 2021[1]	3,150	3,284
ArcelorMittal 5.00% 2017[2]	2,275	2,298
ArcelorMittal 6.00% 2021[2]	1,065	1,063
ArcelorMittal 6.75% 2022[2]	3,760	3,949
ArcelorMittal 7.25% 2041[2]	8,350	7,750
FMG Resources 7.00% 2015[1]	4,600	4,853
FMG Resources, Term Loan, 5.25% 2017[2,3,4]	1,481	1,496
FMG Resources 6.00% 2017[1]	3,100	3,178
FMG Resources 8.25% 2019[1]	2,825	3,023
Georgia Gulf Corp. 9.00% 2017[1]	10,593	11,838
CEMEX Finance LLC 9.50% 2016[1]	2,300	2,513
CEMEX Finance LLC 9.375% 2022[1]	8,125	9,181
JMC Steel Group Inc. 8.25% 2018[1]	6,300	6,615
Newpage Corp., Term Loan B, 7.75% 2019[2,3,4]	5,640	5,640
Ball Corp. 7.125% 2016	1,350	1,451
Ball Corp. 5.75% 2021	835	908
Ball Corp. 5.00% 2022	3,000	3,225
Walter Energy, Inc. 9.875% 2020[1]	4,885	5,471
Consolidated Minerals Ltd. 8.875% 2016[1]	4,865	4,208
PQ Corp. 8.75% 2018[1]	3,840	4,051
MacDermid 9.50% 2017[1]	3,675	3,845
Mirabela Nickel Ltd. 8.75% 2018[1]	4,225	3,655
Braskem America Finance Co. 7.125% 2041[1]	2,100	2,221
Braskem America Finance Co. 7.125% 2041	900	952
Taminco Global Chemical Corp. 9.75% 2020[1]	2,855	3,141
Packaging Dynamics Corp. 8.75% 2016[1]	2,890	3,034
Ryerson Inc. 9.00% 2017[1]	2,750	2,815
Nufarm Ltd. 6.375% 2019[1]	1,925	2,021
Smurfit Capital Funding PLC 7.50% 2025	665	700
		166,710

INFORMATION TECHNOLOGY — 6.90%
First Data Corp. 9.875% 2015	3,830	3,916
First Data Corp. 9.875% 2015	1,084	1,111
First Data Corp. 10.55% 2015[5]	1,919	1,975
First Data Corp. 11.25% 2016	$18,095	$ 17,824
First Data Corp., Term Loan D, 5.211% 2017[2,3,4]	6,737	6,638
First Data Corp. 7.375% 2019[1]	2,950	3,068
First Data Corp. 6.75% 2020[1]	1,275	1,294
First Data Corp. 8.25% 2021[1]	5,885	5,914
First Data Corp. 12.625% 2021	9,429	9,971
First Data Corp. 8.75% 2022[1,2,5]	8,154	8,378
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,4]	14,378	13,748
SRA International, Inc. 11.00% 2019	7,835	8,031
Freescale Semiconductor, Inc., Term Loan, 4.464% 2016[2,3,4]	402	395
Freescale Semiconductor, Inc. 10.125% 2016	346	357
Freescale Semiconductor, Inc. 9.25% 2018[1]	5,350	5,872
Freescale Semiconductor, Inc. 10.125% 2018[1]	4,863	5,398
Freescale Semiconductor, Inc., Term Loan B, 6.00% 2019[2,3,4]	5,558	5,530
SunGard Data Systems Inc. 7.375% 2018	4,525	4,870
SunGard Data Systems Inc., Term Loan B, 4.50% 2019[2,3,4]	1,925	1,947
SunGard Data Systems Inc. 7.625% 2020	3,650	4,006
NXP BV and NXP Funding LLC 3.09% 2013[2]	75	75
NXP BV and NXP Funding LLC 9.75% 2018[1]	6,616	7,699
Hughes Satellite Systems Corp. 6.50% 2019	3,000	3,323
Hughes Satellite Systems Corp. 7.625% 2021	2,325	2,656
Jabil Circuit, Inc. 8.25% 2018	2,270	2,769
Jabil Circuit, Inc. 5.625% 2020	1,000	1,115
Jabil Circuit, Inc. 4.70% 2022	1,400	1,479
Serena Software, Inc. 10.375% 2016	4,795	4,939
Lawson Software, Inc., Term Loan B2, 5.25% 2018[2,3,4]	998	1,009
Lawson Software, Inc. 9.375% 2019	3,000	3,383
Blackboard Inc., Term Loan B, 7.50% 2018[2,3,4]	2,734	2,767
		141,457

CONSUMER STAPLES — 3.52%
Albertson’s, Inc. 7.25% 2013	460	466
SUPERVALU Inc. 7.50% 2014	10,385	10,125
SUPERVALU Inc. 8.00% 2016	1,625	1,556
SUPERVALU Inc., Term Loan B, 8.00% 2018[2,3,4]	8,905	9,059
Rite Aid Corp. 9.75% 2016	5,075	5,519
Rite Aid Corp. 10.375% 2016	380	404
Rite Aid Corp. 10.25% 2019	8,995	10,299
Rite Aid Corp. 8.00% 2020	1,075	1,234
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	6,190	6,534
Stater Bros. Holdings Inc. 7.75% 2015	2,950	3,024
Stater Bros. Holdings Inc. 7.375% 2018	2,475	2,686
Smithfield Foods, Inc. 7.75% 2017	3,525	4,124
Constellation Brands, Inc. 6.00% 2022	2,825	3,249
C&S Group Enterprises LLC 8.375% 2017[1]	3,040	3,230
Del Monte Corp. 7.625% 2019	3,050	3,195
Cott Beverages Inc. 8.125% 2018	2,675	2,969
BFF International Ltd. 7.25% 2020[1]	2,000	2,400
Spectrum Brands Inc. 9.50% 2018	1,825	2,081
		72,154

UTILITIES — 2.83%
TXU, Term Loan, 4.713% 2017[2,3,4]	14,696	9,896
Texas Competitive Electric Holdings Co. LLC, 11.50% 2020[1]	13,230	10,419
AES Corp. 7.75% 2015	500	564
AES Corp. 8.00% 2017	5,500	6,380
AES Corp. 8.00% 2020	3,000	3,465
AES Corp. 7.375% 2021	850	948
Intergen Power 9.00% 2017[1]	8,065	7,258
NRG Energy, Inc. 6.625% 2023[1]	$5,000	$ 5,375
CMS Energy Corp. 8.75% 2019	2,150	2,806
CMS Energy Corp. 5.05% 2022	1,900	2,125
NV Energy, Inc 6.25% 2020	3,700	4,365
Entergy Corp. 4.70% 2017	4,000	4,336
		57,937

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 1.20%
Bahrain Government 5.50% 2020	5,716	6,173
Bahrain Government 5.50% 2020[1]	284	307
Hungarian Government 4.75% 2015	750	776
Hungarian Government 3.875% 2020	€1,000	1,228
Hungarian Government 6.25% 2020	$1,600	1,774
Hungarian Government 6.375% 2021	1,150	1,275
Hungarian Government 7.625% 2041	500	580
Croatian Government 6.25% 2017[1]	2,180	2,396
Croatian Government 6.375% 2021	1,500	1,714
Brazil (Federal Republic of) 6.00% 2045[9]	BRL2,000	2,971
Latvia (Republic of) 5.25% 2017[1]	$1,765	1,983
Latvia (Republic of) 5.25% 2021	775	902
Sri Lanka (Republic of) 5.875% 2022[1]	2,250	2,403
		24,482

U.S. TREASURY BONDS & NOTES — 0.17%
U.S. Treasury 0.125% 2013	1,500	1,500
U.S. Treasury 1.375% 2013	2,000	2,003
		3,503

MORTGAGE-BACKED OBLIGATIONS[3] — 0.12%
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1]	2,500	2,540

MUNICIPALS — 0.05%
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds (ACR Energy Partners, LLC Project),
Series 2011-B, 12.00% 2030[1]	875	945

Total bonds, notes & other debt instruments (cost: $1,821,869,000)		1,896,142

	Shares or
Convertible securities — 0.14%	principal amount

INFORMATION TECHNOLOGY — 0.10%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$2,000,000	2,093

CONSUMER DISCRETIONARY — 0.04%
Cooper-Standard Holdings Inc. 7.00% convertible preferred[1,7]	4,984	784

Total convertible securities (cost: $2,335,000)		2,877

		Value
Preferred securities — 0.25%	Shares	(000)

FINANCIALS — 0.25%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	85,000	$ 2,441
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	58,400	1,511
Citigroup Inc. 6.95% preferred	48,000	1,209

Total preferred securities (cost: $4,160,000)		5,161

Common stocks — 0.37%

CONSUMER DISCRETIONARY — 0.18%
Cooper-Standard Holdings Inc.[10]	88,808	3,197
American Media, Inc.[1,7,10]	87,470	446
Adelphia Recovery Trust, Series ACC-6B7,10	1,000,000	30
Adelphia Recovery Trust, Series Arahova[10]	388,601	12
Adelphia Recovery Trust, Series ACC-1[10]	449,306	—
Five Star Travel Corp.[1,7,10]	7,285	2
		3,687

MATERIALS — 0.14%
NewPage Holdings Inc.[7,10,11]	26,880	2,922

FINANCIALS — 0.04%
Bank of America Corp.	60,000	696

INDUSTRIALS — 0.01%
Nortek, Inc.[10]	3,850	255
Atrium Corp.[1,7,10]	361	13
ACF Industries Holding Corp.[7,10]	651	—
		268

INFORMATION TECHNOLOGY — 0.00%
Remark Media, Inc.[1,7,10]	2,236	3

Total common stocks (cost: $10,502,000)		7,576

Rights & warrants — 0.03%

CONSUMER DISCRETIONARY — 0.03%
Revel Holdings, Inc., warrants, expire 2021[1,7,10]	5,250	394
Cooper-Standard Holdings Inc., warrants, expire 2017[10]	13,289	153
Liberman Broadcasting, Inc., warrant, expires 2022[7,10,11]	1	—

Total rights & warrants (cost: $165,000)		547

	Principal amount
Short-term securities — 5.83%	(000)

Federal Home Loan Bank 0.085%–0.11% due 2/15–3/20/2013	$72,800	72,795
Variable Funding Capital Company LLC 0.14% due 1/31/2013[1]	19,800	19,798
Paccar Financial Corp. 0.16% due 1/17/2013	10,000	9,999
Private Export Funding Corp. 0.26% due 6/12/2013[1]	9,400	9,385
Procter & Gamble Co. 0.15% due 2/28/2013[1]	7,600	7,599

Total short-term securities (cost: $119,570,000)		119,576

		Value
		(000)

Total investment securities (cost: $1,958,601,000)		$2,031,879
Other assets less liabilities		17,838

Net assets		$2,049,717

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $702,429,000, which represented 34.27% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $250,885,000, which represented 12.24% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,678,000, which represented .57% of the net assets of the fund.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Security did not produce income during the last 12 months.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
NewPage Holdings Inc.	9/17/2009–9/9/2011	$5,656	$2,922.14%
Liberman Broadcasting, Inc., warrant, expires 2022	12/31/2012	—	—	.00
Total restricted securities		$5,656	$2,922.14%

Key to abbreviation and symbol

BRL = Brazilian reais

€ = Euros

Mortgage FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Bonds, notes & other debt instruments — 86.14%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS — 74.98%
FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[1] — 71.38%
Government National Mortgage Assn. 4.00% 2039	$ 980	$ 1,047
Government National Mortgage Assn. 6.00% 2039	1,640	1,835
Government National Mortgage Assn. 4.00% 2040	581	620
Government National Mortgage Assn. 5.50% 2040	10,848	11,937
Government National Mortgage Assn. 4.50% 2041	344	376
Government National Mortgage Assn. 5.00% 2041	6,193	6,776
Government National Mortgage Assn. 5.00% 2041	2,867	3,041
Government National Mortgage Assn. 6.50% 2041	2,960	3,350
Government National Mortgage Assn. 3.00% 2042	624	664
Government National Mortgage Assn. 3.50% 2042	629	665
Government National Mortgage Assn. 4.00% 2042	142	152
Government National Mortgage Assn. 3.50% 2043[2]	1,125	1,223
Government National Mortgage Assn. 3.50% 2043[2]	950	1,032
Government National Mortgage Assn. 4.00% 2043[2]	2,250	2,468
Freddie Mac 3.00% 2026	277	292
Freddie Mac 2.50% 2027	1,441	1,507
Freddie Mac 4.50% 2036	4,781	5,141
Freddie Mac 5.50% 2037	105	113
Freddie Mac 5.00% 2038	953	1,027
Freddie Mac 5.50% 2038	1,500	1,619
Freddie Mac 5.50% 2038	423	457
Freddie Mac 5.50% 2038	291	314
Freddie Mac 5.50% 2038	262	283
Freddie Mac 5.50% 2038	241	260
Freddie Mac 5.50% 2038	124	134
Freddie Mac 3.819% 2039[3]	467	497
Freddie Mac 4.50% 2039	1,206	1,295
Freddie Mac 5.50% 2039	3,225	3,485
Freddie Mac 5.50% 2039	939	1,014
Freddie Mac 4.50% 2040	855	921
Freddie Mac 4.50% 2040	431	464
Freddie Mac 4.50% 2040	155	167
Freddie Mac 4.50% 2041	406	438
Freddie Mac 2.562% 2042[3]	260	272
Freddie Mac 4.00% 2042	1,220	1,326
Freddie Mac 4.50% 2042	1,216	1,305
Freddie Mac 3.50% 2043[2]	1,050	1,117
Freddie Mac 4.00% 2043[2]	3,125	3,337
Freddie Mac 4.50% 2043[2]	1,250	1,342
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016	96	98
Freddie Mac, Series K711, Class A1, multifamily 1.321% 2018	150	153
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018	146	154
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018	$ 200	$ 211
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018	75	79
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	150	153
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	125	130
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020	47	50
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021	148	150
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021	200	214
Freddie Mac, Series K022, Class A1, multifamily 1.583% 2022	175	178
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022	175	178
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022	150	153
Fannie Mae 2.50% 2027	3,925	4,109
Fannie Mae 2.50% 2027	542	568
Fannie Mae 2.50% 2027	189	198
Fannie Mae 2.50% 2027	91	95
Fannie Mae 3.00% 2028[2]	4,250	4,487
Fannie Mae 3.521% 2040[3]	628	667
Fannie Mae 4.184% 2040[3]	1,028	1,095
Fannie Mae 3.469% 2041[3]	430	455
Fannie Mae 3.568% 2041[3]	404	427
Fannie Mae 3.766% 2041[3]	555	589
Fannie Mae 4.00% 2041	379	407
Fannie Mae 2.505% 2042[3]	580	608
Fannie Mae 3.50% 2042	1,172	1,253
Fannie Mae 4.00% 2042	1,924	2,088
Fannie Mae 2.52% 2043[2,3,4]	340	355
Fannie Mae 3.00% 2043[2]	3,450	3,616
Fannie Mae, Series 2012-M14, multifamily 1.114% 2017	150	152
Fannie Mae, Series 2012-M9, multifamily 1.513% 2017	150	153
Fannie Mae, Series 2012-M5, Class A1, multifamily 1.787% 2022	121	124
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022	200	209
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	100	107
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028	6,234	6,855
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033	233	244
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	2,096	2,264
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.759% 2048[3,5]	801	803
		97,142

OTHER MORTGAGE-BACKED SECURITIES[1] — 3.60%
Bank of Nova Scotia 1.25% 2014[5]	200	203
Bank of Nova Scotia 1.75% 2017[5]	200	207
Bank of Nova Scotia 1.95% 2017[5]	200	209
Westpac Banking Corp. 1.375% 2015[5]	200	203
Westpac Banking Corp. 2.45% 2016[5]	200	211
Westpac Banking Corp. 1.25% 2017[5]	200	200
Bank of Montreal 1.30% 2014[5]	250	254
Bank of Montreal 1.95% 2017[5]	250	261
UBS AG 1.875% 2015[5]	200	205
UBS AG 2.25% 2017[5]	200	207
National Bank of Canada 2.20% 2016[5]	250	263
Australia & New Zealand Banking Group Ltd. 2.40% 2016[5]	250	263
Commonwealth Bank of Australia 2.25% 2017[5]	250	261
Barclays Bank PLC 2.25% 2017[5]	250	258
Caisse Centrale Desjardins 1.60% 2017[5]	250	257
Stadshypotek AB 1.875% 2019[5]	250	250
Credit Suisse Group AG 2.60% 2016[5]	200	211
Sparebank 1 Boligkreditt AS 2.30% 2017[5]	200	209
Nordea Eiendomskreditt AS 2.125% 2017[5]	200	209
Swedbank AB 2.125% 2016[5]	200	208
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[5]	200	198
Northern Rock PLC 5.625% 2017[5]	125	146
		4,893

Total mortgage-backed obligations		102,035

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

FEDERAL AGENCY BONDS & NOTES — 7.58%
Federal Home Loan Bank 1.875% 2013	$7,425	$ 7,485
Federal Home Loan Bank, Series 2816, 1.00% 2017	1,145	1,158
Federal Home Loan Bank 1.00% 2017	150	150
Federal Home Loan Bank 4.125% 2020	850	1,006
Freddie Mac 1.75% 2015	500	518
		10,317

U.S. TREASURY BONDS & NOTES — 3.02%
U.S. TREASURY INFLATION-PROTECTED SECURITIES[6] — 1.66%
U.S. Treasury Inflation-Protected Security 0.625% 2013	1,083	1,082
U.S. Treasury Inflation-Protected Security 0.125% 2016	445	469
U.S. Treasury Inflation-Protected Security 0.125% 2017	662	709
		2,260

U.S. TREASURY — 1.36%
U.S. Treasury 0.50% 2013	1,000	1,002
U.S. Treasury 0.50% 2014	850	854
		1,856

Total U.S. Treasury bonds & notes		4,116

MUNICIPALS — 0.56%
State of New Mexico, Mortgage Finance Authority, Single-family Mortgage Program Bonds,
Series 2012-B-1, Class I, Alternative Minimum Tax, 3.75% 2043	250	264
State of Oklahoma, Housing Finance Agency, Single-family Mortgage Revenue Bonds (Homeownership Loan Program),
Series 2012-A, 5.00% 2043	215	249
State of Iowa, Finance Authority, Single-family Mortgage Bonds (Mortgage-backed Securities Program),
Series 2013-1, 2.15% 2043	250	248
		761

Total bonds, notes & other debt instruments (cost: $115,996,000)		117,229

Short-term securities — 26.37%

KfW 0.13% due 1/7/2013[5]	3,000	3,000
Harvard University 0.14% due 1/9/2013	3,000	3,000
Merck & Co. Inc. 0.10% due 1/31/2013[5]	3,000	3,000
Paccar Financial Corp. 0.14% due 2/4/2013	3,000	3,000
Regents of the University of California 0.16% due 2/12/2013	3,000	2,999
Chariot Funding, LLC 0.20% due 3/8/2013[5]	3,000	2,999
Coca-Cola Co. 0.20% due 4/15/2013[5]	3,000	2,999
Procter & Gamble Co. 0.15% due 2/28/2013[5]	2,700	2,699
Private Export Funding Corp. 0.26% due 4/19/2013[5]	2,700	2,698
Wal-Mart Stores, Inc. 0.10% due 1/29/2013[5]	2,000	2,000
Medtronic Inc. 0.16% due 1/17/2013[5]	2,000	2,000
Walt Disney Co. 0.15% due 3/11/2013[5]	2,000	1,999
Variable Funding Capital Company LLC 0.14% due 1/31/2013[5]	1,900	1,900
Google Inc. 0.15% due 3/6/2013[5]	1,600	1,600

Total short-term securities (cost: $35,891,000)		35,893

Total investment securities (cost: $151,887,000)		153,122
Other assets less liabilities		(17,029)

Net assets		$136,093

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	A portion or all of the security purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $355,000, which represented .26% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $32,590,000, which represented 23.95% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

TBA = To be announced

U.S. Government/AAA-Rated Securities FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Bonds, notes & other debt instruments — 86.55%	(000)	(000)

FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS[1] — 52.89%
Fannie Mae 3.308% 2017[2]	$ 2,049	$ 2,247
Fannie Mae 6.00% 2021	1,201	1,342
Fannie Mae 2.50% 2022	23,806	24,994
Fannie Mae 2.50% 2022	9,274	9,737
Fannie Mae 2.50% 2023	18,840	19,724
Fannie Mae 3.50% 2025	9,250	9,821
Fannie Mae 3.50% 2026	367	389
Fannie Mae 2.50% 2027	66,187	69,282
Fannie Mae 2.50% 2027	12,024	12,624
Fannie Mae 2.50% 2027	10,651	11,198
Fannie Mae 2.50% 2027	8,603	9,001
Fannie Mae 2.50% 2027	4,989	5,231
Fannie Mae 2.50% 2027	4,931	5,162
Fannie Mae 2.50% 2027	4,361	4,565
Fannie Mae 2.50% 2027	2,750	2,888
Fannie Mae 2.50% 2027	2,405	2,518
Fannie Mae 2.50% 2027	1,848	1,935
Fannie Mae 2.50% 2027	1,321	1,387
Fannie Mae 2.50% 2027	793	833
Fannie Mae 2.50% 2027	532	558
Fannie Mae 2.50% 2028[3]	17,890	18,712
Fannie Mae 3.00% 2028[3]	160,491	169,443
Fannie Mae 6.50% 2028	1,901	2,111
Fannie Mae 5.521% 2036[2]	718	764
Fannie Mae 2.709% 2037[2]	257	272
Fannie Mae 3.399% 2037[2]	737	777
Fannie Mae 6.00% 2037	5,246	5,746
Fannie Mae 6.00% 2037	5,049	5,528
Fannie Mae 6.00% 2037	1,882	2,060
Fannie Mae 6.00% 2037	1,640	1,796
Fannie Mae 6.00% 2037	1,330	1,456
Fannie Mae 6.00% 2037	251	275
Fannie Mae 6.00% 2037	188	206
Fannie Mae 6.50% 2037	416	463
Fannie Mae 6.50% 2037	197	216
Fannie Mae 7.00% 2037	524	589
Fannie Mae 7.00% 2037	159	179
Fannie Mae 5.497% 2038[2]	1,459	1,550
Fannie Mae 5.50% 2038	1,431	1,555
Fannie Mae 6.00% 2038	31,670	34,678
Fannie Mae 6.00% 2038	29,413	32,218
Fannie Mae 6.00% 2038	17,262	18,902
Fannie Mae 6.00% 2038	563	610
Fannie Mae 3.56% 2039[2]	$ 2,136	$ 2,223
Fannie Mae 6.00% 2039	13,744	15,049
Fannie Mae 2.599% 2040[2]	18,637	19,445
Fannie Mae 3.50% 2040	4,229	4,542
Fannie Mae 4.00% 2040	13,470	14,808
Fannie Mae 4.184% 2040[2]	1,813	1,932
Fannie Mae 4.409% 2040[2]	2,864	3,054
Fannie Mae 4.50% 2040	3,405	3,691
Fannie Mae 4.50% 2040	2,405	2,607
Fannie Mae 4.50% 2040	631	702
Fannie Mae 5.00% 2040	773	866
Fannie Mae 6.00% 2040	3,132	3,423
Fannie Mae 3.50% 2041	18,102	19,445
Fannie Mae 3.568% 2041[2]	2,799	2,962
Fannie Mae 3.766% 2041[2]	6,186	6,574
Fannie Mae 4.00% 2041	20,607	22,126
Fannie Mae 4.00% 2041	17,688	18,991
Fannie Mae 4.00% 2041	15,547	16,688
Fannie Mae 4.00% 2041	3,941	4,231
Fannie Mae 4.00% 2041	2,778	2,982
Fannie Mae 4.50% 2041	8,195	8,884
Fannie Mae 4.50% 2041	8,052	8,743
Fannie Mae 4.50% 2041	5,377	6,013
Fannie Mae 4.50% 2041	3,590	3,891
Fannie Mae 4.50% 2041	1,923	2,140
Fannie Mae 5.00% 2041	2,197	2,475
Fannie Mae 5.00% 2041	1,602	1,805
Fannie Mae 5.00% 2041	999	1,126
Fannie Mae 5.00% 2041	679	765
Fannie Mae 5.00% 2041	643	725
Fannie Mae 5.00% 2041	522	588
Fannie Mae 2.505% 2042[2]	3,269	3,423
Fannie Mae 2.952% 2042[2]	8,653	9,096
Fannie Mae 3.50% 2042	13,208	14,126
Fannie Mae 3.50% 2042	9,014	9,683
Fannie Mae 3.50% 2042	8,811	9,434
Fannie Mae 3.50% 2042	7,282	7,797
Fannie Mae 3.50% 2042	6,730	7,198
Fannie Mae 3.50% 2042	3,815	4,117
Fannie Mae 4.00% 2042	12,960	14,247
Fannie Mae 4.00% 2042	10,248	11,266
Fannie Mae 4.00% 2042	2,793	3,032
Fannie Mae 4.00% 2042	2,039	2,213
Fannie Mae 2.52% 2043[2,3,4]	5,065	5,291
Fannie Mae 3.00% 2043[3]	163,020	170,865
Fannie Mae 3.50% 2043[3]	139,925	149,222
Fannie Mae 4.00% 2043[3]	39,658	42,521
Fannie Mae 5.50% 2043[3]	14,790	16,070
Fannie Mae 6.00% 2043[3]	33,839	36,964
Fannie Mae, Series 2012-M9, multifamily 1.513% 2017	2,375	2,428
Fannie Mae, Series 2012-M5, Class A1, multifamily 1.787% 2022	1,354	1,393
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022	2,350	2,460
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	2,000	2,144
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	89	90
Fannie Mae, Series 2001-4, Class GA, 9.631% 2025[2]	8	9
Fannie Mae, Series 2001-4, Class NA, 11.187% 2025[2]	46	51
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	700	675
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	1,323	1,467
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	815	904
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	$ 158	$ 184
Freddie Mac 5.00% 2023	162	174
Freddie Mac 5.50% 2024	6,394	6,901
Freddie Mac 6.00% 2026	1,233	1,375
Freddie Mac 6.00% 2027	2,764	3,084
Freddie Mac 4.50% 2029	1,950	2,102
Freddie Mac 2.728% 2035[2]	507	543
Freddie Mac 4.50% 2036	896	962
Freddie Mac 5.881% 2036[2]	2,367	2,519
Freddie Mac 2.339% 2037[2]	187	199
Freddie Mac 5.50% 2037	1,047	1,132
Freddie Mac 5.50% 2037	126	137
Freddie Mac 4.834% 2038[2]	1,787	1,903
Freddie Mac 5.373% 2038[2]	686	733
Freddie Mac 5.50% 2038	38,282	41,337
Freddie Mac 5.50% 2038	14,967	16,171
Freddie Mac 5.50% 2038	6,480	6,997
Freddie Mac 5.50% 2038	1,806	1,950
Freddie Mac 5.50% 2038	1,768	1,914
Freddie Mac 5.50% 2038	752	812
Freddie Mac 5.50% 2038	351	379
Freddie Mac 5.50% 2038	315	340
Freddie Mac 5.50% 2038	290	313
Freddie Mac 6.00% 2038	3,732	4,090
Freddie Mac 4.50% 2039	8,377	8,992
Freddie Mac 4.50% 2039	7,589	8,146
Freddie Mac 4.50% 2039	2,752	2,954
Freddie Mac 4.50% 2039	2,676	2,873
Freddie Mac 4.50% 2039	1,690	1,814
Freddie Mac 4.50% 2039	878	942
Freddie Mac 4.00% 2040	5,405	5,777
Freddie Mac 4.50% 2040	3,803	4,082
Freddie Mac 4.50% 2040	2,818	3,035
Freddie Mac 4.50% 2040	2,667	2,872
Freddie Mac 4.50% 2040	666	717
Freddie Mac 5.00% 2040	7,626	8,278
Freddie Mac 3.278% 2041[2]	11,987	12,620
Freddie Mac 3.416% 2041[2]	3,219	3,402
Freddie Mac 4.00% 2041	29,226	31,236
Freddie Mac 4.00% 2041	5,549	5,930
Freddie Mac 4.50% 2041	27,505	29,688
Freddie Mac 4.50% 2041	20,599	22,234
Freddie Mac 4.50% 2041	10,496	11,329
Freddie Mac 4.50% 2041	5,761	6,218
Freddie Mac 4.50% 2041	5,711	6,164
Freddie Mac 4.50% 2041	4,984	5,379
Freddie Mac 4.50% 2041	4,893	5,282
Freddie Mac 4.50% 2041	3,790	4,068
Freddie Mac 4.50% 2041	3,627	3,914
Freddie Mac 4.50% 2041	2,642	2,852
Freddie Mac 4.50% 2041	1,905	2,056
Freddie Mac 4.50% 2041	1,905	2,045
Freddie Mac 4.50% 2041	960	1,036
Freddie Mac 4.50% 2041	933	1,007
Freddie Mac 5.00% 2041	5,041	5,645
Freddie Mac 5.00% 2041	2,187	2,436
Freddie Mac 2.259% 2042[2]	3,454	3,593
Freddie Mac 2.562% 2042[2]	3,860	4,038
Freddie Mac 2.584% 2042[2]	1,954	2,047
Freddie Mac 4.50% 2042	$23,616	$25,349
Freddie Mac 4.50% 2042	17,346	18,619
Freddie Mac, Series K003, Class A2, multifamily 3.607% 2014	3,500	3,584
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016	2,265	2,304
Freddie Mac, Series 2356, Class GD, 6.00% 2016	371	397
Freddie Mac, Series K701, Class A2, multifamily 3.882% 2017[2]	1,650	1,857
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018	1,730	1,826
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018	2,000	2,107
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018	1,800	1,906
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018	2,019	2,212
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	2,375	2,420
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	1,425	1,464
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	1,000	1,042
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020	1,797	1,895
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020	1,333	1,424
Freddie Mac, Series K014, Class A1, multifamily 2.788% 2020	2,128	2,283
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020	2,153	2,309
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[2]	1,677	1,826
Freddie Mac, Series K011, Class A2, multifamily 4.084% 2020[2]	2,200	2,542
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021	8,280	8,430
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021	2,325	2,489
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	8,540	8,623
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022	2,375	2,417
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022	11,755	11,969
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	8,655	8,798
Freddie Mac, Series 1567, Class A, 0.65% 2023[2]	154	155
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	874	787
Freddie Mac, Series 3233, Class PA, 6.00% 2036	822	923
Government National Mortgage Assn. 3.00% 2026	15,756	16,860
Government National Mortgage Assn. 3.00% 2026	6,166	6,597
Government National Mortgage Assn. 2.50% 2027	4,167	4,389
Government National Mortgage Assn. 2.50% 2027	3,796	4,007
Government National Mortgage Assn. 2.50% 2027	2,124	2,243
Government National Mortgage Assn. 3.00% 2027	10,977	11,746
Government National Mortgage Assn. 3.00% 2027	4,111	4,399
Government National Mortgage Assn. 5.50% 2038	1,674	1,839
Government National Mortgage Assn. 5.50% 2038	958	1,052
Government National Mortgage Assn. 5.50% 2038	805	884
Government National Mortgage Assn. 5.50% 2038	727	798
Government National Mortgage Assn. 6.00% 2038	1,471	1,649
Government National Mortgage Assn. 6.50% 2038	4,140	4,642
Government National Mortgage Assn. 6.50% 2038	590	662
Government National Mortgage Assn. 3.50% 2039[2]	1,221	1,305
Government National Mortgage Assn. 5.00% 2039	3,587	3,927
Government National Mortgage Assn. 5.50% 2039	687	758
Government National Mortgage Assn. 6.00% 2039	1,642	1,837
Government National Mortgage Assn. 4.50% 2040	6,364	7,039
Government National Mortgage Assn. 5.50% 2040	39,837	43,834
Government National Mortgage Assn. 4.00% 2041	3,568	3,918
Government National Mortgage Assn. 4.00% 2041	1,508	1,656
Government National Mortgage Assn. 4.50% 2041	6,793	7,441
Government National Mortgage Assn. 4.50% 2041	5,333	5,878
Government National Mortgage Assn. 5.00% 2041	13,917	15,227
Government National Mortgage Assn. 3.00% 2042	8,906	9,485
Government National Mortgage Assn. 3.50% 2042	2,122	2,309
Government National Mortgage Assn. 3.00% 2043[3]	8,950	9,518
Government National Mortgage Assn. 3.50% 2043[3]	79,630	86,529
Government National Mortgage Assn. 3.50% 2043[3]	22,568	24,527
Government National Mortgage Assn. 6.172% 2058	74	83
Government National Mortgage Assn. 6.22% 2058	$ 1,234	$ 1,344
Government National Mortgage Assn., Series 2003, 6.116% 2058	739	830
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033	27,678	29,093
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035	23,666	25,557
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 2019[5]	4,168	4,243
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.759% 2048[2,5]	400	401
National Credit Union Administration, Series 2011-M1, Class A1, 0.232% 2013[2]	1,352	1,352
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015	760	778
National Credit Union Administration, Series 2010-R2, Class 1A, 0.583% 2017[2]	468	470
National Credit Union Administration, Series 2011-R3, Class 1A, 0.612% 2020[2]	981	985
National Credit Union Administration, Series 2011-R1, Class 1A, 0.663% 2020[2]	532	535
		2,022,759

U.S. TREASURY BONDS & NOTES — 21.24%
U.S. TREASURY — 16.86%
U.S. Treasury 1.125% 2013	65,233	65,529
U.S. Treasury 1.875% 2014	37,090	37,807
U.S. Treasury 2.375% 2014	18,500	19,187
U.S. Treasury 1.875% 2015	26,550	27,580
U.S. Treasury 2.125% 2015	40,000	42,094
U.S. Treasury 11.25% 2015	50,680	62,418
U.S. Treasury 1.50% 2016	11,575	12,001
U.S. Treasury 2.125% 2016	22,725	23,964
U.S. Treasury 4.50% 2016	10,100	11,385
U.S. Treasury 5.125% 2016	1,500	1,735
U.S. Treasury 7.50% 2016	3,500	4,436
U.S. Treasury 0.75% 2017	14,380	14,459
U.S. Treasury 1.00% 2017	400	407
U.S. Treasury 2.50% 2017	8,500	9,208
U.S. Treasury 3.00% 2017	13,500	14,851
U.S. Treasury 3.25% 2017	50,470	56,128
U.S. Treasury 3.50% 2018	23,400	26,635
U.S. Treasury 1.00% 2019	25,750	25,572
U.S. Treasury 3.125% 2019	19,660	22,245
U.S. Treasury 8.125% 2021	5,770	8,910
U.S. Treasury 1.625% 2022	38,390	37,929
U.S. Treasury 6.00% 2026	8,250	11,921
U.S. Treasury 6.50% 2026	3,000	4,549
U.S. Treasury 6.375% 2027	6,425	9,718
U.S. Treasury 6.25% 2030	5,960	9,197
U.S. Treasury 3.875% 2040	11,910	14,265
U.S. Treasury 4.625% 2040	24,885	33,507
U.S. Treasury 3.75% 2041	5,750	6,734
U.S. Treasury 2.75% 2042	8,525	8,200
U.S. Treasury 3.00% 2042	22,000	22,330
		644,901

U.S. TREASURY INFLATION-PROTECTED SECURITIES[6] — 4.38%
U.S. Treasury Inflation-Protected Security 0.625% 2013	28,415	28,386
U.S. Treasury Inflation-Protected Security 1.875% 2013	1,560	1,586
U.S. Treasury Inflation-Protected Security 1.625% 2015	2,120	2,253
U.S. Treasury Inflation-Protected Security 0.125% 2016	6,707	7,063
U.S. Treasury Inflation-Protected Security 0.125% 2017	74,922	80,224
U.S. Treasury Inflation-Protected Security 0.125% 2022	25,892	28,104
U.S. Treasury Inflation-Protected Security 2.125% 2041	3,380	4,989
U.S. Treasury Inflation-Protected Security 0.75% 2042	13,400	14,685
		167,290

Total U.S. Treasury bonds & notes		812,191

	Principal amount	Value
Bonds, notes & other debt instruments	(000)	(000)

FEDERAL AGENCY BONDS & NOTES — 12.22%
Federal Home Loan Bank 1.00% 2013	$ 14,140	$ 14,167
Federal Home Loan Bank 1.875% 2013	27,355	27,574
Federal Home Loan Bank 3.625% 2013	68,220	70,073
Federal Home Loan Bank 2.375% 2014	4,250	4,356
Federal Home Loan Bank 5.50% 2014	57,160	61,965
Federal Home Loan Bank 2.75% 2015	9,250	9,739
Federal Home Loan Bank, Series 2816, 1.00% 2017	56,095	56,739
Federal Home Loan Bank 1.00% 2017	2,350	2,356
Federal Home Loan Bank 4.125% 2020	8,200	9,702
Freddie Mac 0.375% 2014	26,550	26,589
Freddie Mac 1.75% 2015	23,425	24,279
Freddie Mac 1.25% 2019	18,730	18,676
Tennessee Valley Authority Series A, 3.875% 2021	30,475	35,404
Tennessee Valley Authority 1.875% 2022	10,150	10,075
Tennessee Valley Authority 4.65% 2035	2,330	2,808
Tennessee Valley Authority 5.88% 2036	2,750	3,845
Tennessee Valley Authority 5.25% 2039	8,900	11,699
Tennessee Valley Authority 3.50% 2042	4,720	4,673
Fannie Mae 0.75% 2013	37,750	37,937
Fannie Mae 6.625% 2030	1,650	2,502
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds 1.625% 2014	18,500	18,944
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds 2.625% 2014	5,000	5,152
Private Export Funding Corp. 1.45% 2019	4,750	4,727
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016[1]	841	894
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	265	293
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	171	190
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	535	601
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	1,247	1,379
		467,338

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.20%
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 2014[5]	4,000	4,053
France Government Agency-Guaranteed, Société Finance 2.875% 2014[5]	1,810	1,883
Kommunalbanken 1.00% 2014[5]	1,626	1,639
		7,575

Total bonds, notes & other debt instruments (cost: $3,236,569,000)		3,309,863

Short-term securities — 31.14%

Procter & Gamble Co. 0.15%–0.16% due 1/14–2/28/2013[5]	107,100	107,092
Coca-Cola Co. 0.14%–0.21% due 1/25–4/16/2013[5]	105,600	105,580
Wal-Mart Stores, Inc. 0.09%–0.10% due 1/4–1/30/2013[5]	97,000	96,994
National Rural Utilities Cooperative Finance Corp. 0.14%–0.15% due 1/7–2/7/2013	90,000	89,993
Private Export Funding Corp. 0.26%–0.27% due 4/19–6/12/2013[5]	89,900	89,777
Variable Funding Capital Company LLC 0.17%–0.18% due 1/14–2/8/2013[5]	75,000	74,991
Wells Fargo & Co. 0.14% due 3/13/2013	14,200	14,193
Walt Disney Co. 0.11%–0.16% due 2/11–4/3/2013[5]	77,600	77,570
Chariot Funding, LLC 0.21%–0.22% due 2/5–3/18/2013[5]	54,591	54,579
Jupiter Securitization Co., LLC 0.21% due 3/21/2013[5]	20,000	19,992
Emerson Electric Co. 0.11%–0.15% due 1/28–3/26/2013[5]	67,900	67,888
Paccar Financial Corp. 0.15%–0.17% due 1/7–3/13/2013	59,300	59,287
Regents of the University of California 0.16%–0.17% due 2/12–3/18/2013	51,930	51,917
Medtronic Inc. 0.16%–0.17% due 1/17–2/14/2013[5]	47,200	47,192
Federal Farm Credit Banks 0.11%–0.18% due 1/22–10/18/2013	43,000	42,972
Merck & Co. Inc. 0.10% due 1/31/2013[5]	40,000	39,997

	Principal amount	Value
Short-term securities	(000)	(000)

John Deere Credit Ltd. 0.20% due 2/12/2013[5]	$28,800	$ 28,793
General Electric Capital Corp. 0.12% due 3/18/2013	28,500	28,492
Chevron Corp. 0.12% due 1/18/2013[5]	25,000	24,997
Harvard University 0.14% due 1/9/2013	18,063	18,062
Honeywell International Inc. 0.15% due 1/30/2013[5]	17,500	17,497
Federal Home Loan Bank 0.145% due 2/20/2013	16,897	16,896
Google Inc. 0.14% due 1/8–3/5/2013[5]	16,300	16,296

Total short-term securities (cost: $1,191,060,000)		1,191,047

Total investment securities (cost: $4,427,629,000)		4,500,910
Other assets less liabilities		(676,647)

Net assets		$3,824,263

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	A portion or all of the security purchased on a TBA basis.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,291,000, which represented .14% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $881,454,000, which represented 23.05% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

TBA = To be announced

Cash Management FundSM

Investment portfolio

December 31, 2012

	Principal amount	Value
Short-term securities — 100.34%	(000)	(000)

FEDERAL AGENCY DISCOUNT NOTES — 36.98%
Freddie Mac 0.05%–0.15% due 1/16–6/10/2013	$ 73,100	$ 73,090
Federal Home Loan Bank 0.085%–0.13% due 1/4–4/19/2013	71,200	71,195
Fannie Mae 0.08%–0.15% due 1/25–3/20/2013	43,950	43,947
Federal Farm Credit Banks 0.14% due 2/25/2013	10,000	9,998
		198,230

COMMERCIAL PAPER — 31.87%
Regents of the University of California 0.16%–0.18% due 1/24–2/12/2013	16,600	16,597
GlaxoSmithKline Finance PLC 0.16% due 2/7/2013[1]	15,400	15,397
Province of Ontario 0.15% due 2/1/2013	15,000	14,997
Toyota Credit Canada Inc. 0.14% due 1/18/2013	12,600	12,599
Victory Receivables Corp. 0.21% due 1/8/2013[1]	12,000	11,999
KfW 0.20% due 2/26/2013[1]	11,400	11,398
Thunder Bay Funding, LLC 0.17% due 1/2/2013[1]	11,300	11,300
Chariot Funding, LLC 0.20% due 1/9/2013[1]	10,000	10,000
Commonwealth Bank of Australia 0.20% due 1/8/2013[1]	10,000	10,000
Variable Funding Capital Company LLC 0.17% due 1/9/2013[1]	10,000	10,000
BHP Billiton Finance (USA) Limited 0.17% due 1/28/2013[1]	10,000	9,999
Medtronic Inc. 0.16% due 1/24/2013[1]	10,000	9,999
Bank of Nova Scotia 0.12% due 1/2/2013	8,700	8,700
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/17/2013	8,100	8,099
Coca-Cola Co. 0.13% due 1/16/2013[1]	5,000	5,000
Emerson Electric Co. 0.15% due 1/28/2013[1]	4,800	4,799
		170,883

U.S. TREASURIES — 29.81%
U.S. Treasury Bills 0.085%–0.155% due 1/3–4/11/2013	159,800	159,792

DISCOUNT NOTES — 1.68%
International Bank for Reconstruction and Development 0.11% due 2/4/2013	9,000	8,999

Total investment securities (cost: $537,880,000)		537,904
Other assets less liabilities		(1,798)

Net assets		$536,106

[1]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,891,000, which represented 20.50% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectuses and summary prospectuses, which can be obtained from a financial professional and should be read carefully before investing.

American Funds Insurance Series serves as an underlying investment option for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can be purchased only through insurance products. This material is not an offer of the funds.

MFGEFPX-998-0213O-S32832

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (eighteen of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) as of December 31, 2012, and for the year then ended and have issued our unqualified report thereon dated February 8, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Series’ investment portfolios (the “Portfolios”) as of December 31, 2012 appearing in Item 6 of this Form N-CSR. The Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Portfolios based on our audit.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Los Angeles, California

February 8, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: February 28, 2013

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2013